SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ / Preliminary Proxy Statement     / / Confidential, for Use of the
                                        Commission Only (as permitted by Rule
                                        14a-6(e)(2))
/X/ Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               FRONTIER CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              FRONTIER CORPORATION
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):

/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2) or
    Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:
________________________________________________________________________________

  (2) Aggregate number of securities to which transaction applies:
________________________________________________________________________________

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
________________________________________________________________________________

  (4) Proposed maximum aggregate value of transaction:
________________________________________________________________________________

  (5) Total fee paid:
________________________________________________________________________________

/X/ Fee paid previously with preliminary materials.

  The total fee of $331,255.26 computed pursuant to Exchange Act Rules 14a-6(i)(4) and 0-11 was previously paid in connection with the initial filing of preliminary proxy materials on May 26, 1995 ( 1/2 or $165,627.63 was paid by each of Frontier Corporation and ALC Communications Corporation pursuant to Rule 0-11(c)(3))
________________________________________________________________________________

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:
________________________________________________________________________________

  (2) Form, Schedule or Registration Statement No.:
________________________________________________________________________________

  (3) Filing Party:
________________________________________________________________________________

  (4) Date Filed:
________________________________________________________________________________

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ / Preliminary Proxy Statement      / / Confidential, for Use of the
                                         Commission Only (as permitted by Rule
/X/ Definitive Proxy Statement           14a-6(e)(2))


/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         ALC COMMUNICATIONS CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         ALC COMMUNICATIONS CORPORATION
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):

/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2) or
    Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:
________________________________________________________________________________

  (2) Aggregate number of securities to which transaction applies:
________________________________________________________________________________

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
________________________________________________________________________________

  (4) Proposed maximum aggregate value of transaction:
________________________________________________________________________________

  (5) Total fee paid:
________________________________________________________________________________

/X/ Fee paid previously with preliminary materials.

  The total fee of $331,255.26 computed pursuant to Exchange Act Rules 14a-6(i)(4) and 0-11 was previously paid in connection with the initial filing of preliminary proxy materials on May 26, 1995 ( 1/2 or $165,627.63 was paid by each of ALC Communications Corporation and Frontier Corporation pursuant to Rule 0-11(c)(3))
________________________________________________________________________________

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:
________________________________________________________________________________

  (2) Form, Schedule or Registration Statement No.:
________________________________________________________________________________

  (3) Filing Party:
________________________________________________________________________________

  (4) Date Filed:
________________________________________________________________________________

FRONTIER CORPORATION

FRONTIER CENTER
180 SOUTH CLINTON AVENUE
ROCHESTER, NEW YORK 14646-0700


                                                                   July 17, 1995


Dear Shareowners:


    You are cordially invited to attend a Special Meeting of Shareowners of Frontier Corporation ("Frontier"), which will be held at the Four Seasons Hotel--Philadelphia, One Logan Square, Philadelphia, Pennsylvania 19103, at 11:00 a.m. on Wednesday, August 16, 1995.


    At the Special Meeting, you will be asked to approve a matter related to the proposed merger (the "Merger") of a wholly owned subsidiary of Frontier with ALC Communications Corporation ("ALC"). As a result of the Merger, ALC will become a wholly owned subsidiary of Frontier.

    Specifically, you will be asked to approve the issuance of sufficient shares of Frontier Common Stock necessary (on the basis of two shares of Frontier Common Stock for each share of ALC Common Stock) for Frontier to carry out its obligations under the merger agreement, including the issuance of shares of Common Stock in the Merger and the reservation of shares of Common Stock which will be issued upon exercise of certain stock options and warrants of ALC. After the Merger, these stock options and warrants will constitute options and warrants to purchase shares of Frontier Common Stock.

    Your approval will enable Frontier to complete the Merger with ALC. The Merger is described in the accompanying Joint Proxy Statement/Prospectus, which includes a summary of the terms of the Merger and certain other information relating to the proposed transaction.


    The Board of Directors of Frontier has determined that the merger is fair to and in the best interests of the Frontier shareowners. Accordingly, the Board has, by unanimous vote of the directors present, approved the Merger Agreement and recommends that you vote in favor of the related proposal to be considered at the Special Meeting.


    Neither Frontier shareowners nor shareholders of ALC are entitled to appraisal rights in connection with the Merger.

    A Notice of the Special Meeting and a Joint Proxy Statement/Prospectus containing detailed information about the Merger and related transactions accompany this letter. I urge you to read this material carefully.


    Although you do not need to attend the Special Meeting, your vote is very important. Please mark, date, sign and return the enclosed proxy card in the envelope provided, whether or not you plan to attend the meeting. If you plan to attend the meeting, you must return the proxy card in order to receive an admission card for the meeting. If you have any questions regarding the proposed transaction, please call Georgeson & Company Inc., our proxy solicitation agent, toll free at (800) 223-2064 or collect at (212) 440-9800, or our Shareowner Relations department, toll free at (800) 836-0342.


    If you plan to attend the Special Meeting, please check the box on the back of the proxy card.

    Thank you for your continuing support.

                                          Sincerely,
                                          /s/ RONALD L. BITTNER
                                          RONALD L. BITTNER
                                          Chairman, President & Chief Executive
                                          Officer

                              FRONTIER CORPORATION
                    NOTICE OF SPECIAL MEETING OF SHAREOWNERS
                         TO BE HELD ON AUGUST 16, 1995


Dear Shareowners:

    A Special Meeting of Shareowners of Frontier Corporation (the "Company") will be held at the Four Seasons Hotel--Philadelphia, One Logan Square, Philadelphia, Pennsylvania 19103, at 11:00 a.m. on Wednesday, August 16, 1995 to consider the following in connection with the Agreement and Plan of Merger dated as of April 9, 1995 (the "Merger Agreement"), which appears as Annex I to the accompanying Joint Proxy Statement/Prospectus, providing for the merger (the "Merger") of Frontier Subsidiary One, Inc., a wholly owned subsidiary of the Company, with and into ALC Communications Corporation ("ALC"):

    . To consider and act upon a proposal to approve the issuance of shares of the Company's Common Stock necessary (on the basis of two shares of Frontier Common Stock for each share of ALC Common Stock) for the Company to meet its obligations under the Merger Agreement, including the issuance of shares of Frontier Common Stock in the Merger and the reservation of shares of Frontier Common Stock for issuance upon exercise of certain stock options and warrants of ALC which, following the Merger, will constitute options and warrants to purchase shares of the Company's Common Stock under the Merger Agreement and the terms of such stock options and warrants and certain stock options which will be granted in connection with the Merger; and

    . To transact such other business, if any, as may properly come before the meeting or any adjournments thereof.

    The Board of Directors has fixed the close of business on July 10, 1995, as the record date for the determination of shareowners entitled to notice of and to vote at the meeting.

    Approval of the issuance of shares requires the approval of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent a majority of the outstanding shares of Common Stock entitled to vote thereon.

    Neither Frontier shareowners nor shareholders of ALC are entitled to appraisal rights in connection with the Merger.

    YOUR VOTE IS VERY IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. IF YOU SIGN AND RETURN YOUR PROXY CARD WITHOUT SPECIFYING YOUR CHOICES, IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DECIDE TO ATTEND THE MEETING.

    AN ADMISSION CARD WILL BE REQUIRED IN ORDER TO GAIN ENTRY TO THE MEETING. SO, IF YOU ARE PLANNING TO ATTEND THE SPECIAL MEETING, PLEASE CHECK THE BOX ON THE BACK OF THE PROXY CARD. WE WILL THEN SEND YOU AN ADMISSION CARD WHICH WILL INCLUDE A MAP WITH DIRECTIONS TO THE MEETING PLACE.

By Action of the Board of Directors,

JOSEPHINE S. TRUBEK
Corporate Secretary

Rochester, New York
July 17, 1995

                         ALC COMMUNICATIONS CORPORATION
                              30300 TELEGRAPH ROAD
                          BINGHAM FARMS, MI 48025-4510


                                          July 17, 1995


To Our Shareholders:


    You are cordially invited to attend a Special Meeting of Shareholders of ALC Communications Corporation ("ALC"), which will be held at 10:00 a.m., Eastern Daylight Time, on Wednesday, August 16, 1995 at The Townsend Hotel, 100 Townsend Street, Birmingham, Michigan 48009.


    At the Special Meeting, the Shareholders will be asked to approve and adopt the Agreement and Plan of Merger dated as of April 9, 1995 (the "Merger Agreement"), among ALC, Frontier Corporation and Frontier Subsidiary One, Inc., a wholly owned subsidiary of Frontier Corporation, providing for the merger of Frontier Subsidiary One, Inc., with and into ALC.


    The proposed merger is described in the accompanying Joint Proxy Statement/Prospectus, the forepart of which includes a summary of the terms of the merger and certain other information relating to the proposed transaction. If, after the approval and adoption by ALC Shareholders of the Merger Agreement, the proposed merger is consummated, then each outstanding share of ALC common stock will be converted into two shares of Frontier common stock and ALC Shareholders will become shareholders of Frontier Corporation.


    ALC's Board of Directors has determined that the merger is in the best interests of ALC and ALC Shareholders. Accordingly, the Board has, by unanimous vote, approved the Merger Agreement and the related transactions and recommends that ALC Shareholders vote in favor of the related proposal to be considered at the Special Meeting.

    The formal Notice of the Special Meeting and a Joint Proxy
Statement/Prospectus setting forth in detail the matters to come before the meeting are attached, and a form of Proxy is enclosed for your use.

    Neither ALC Shareholders nor shareholders of Frontier Corporation are entitled to appraisal rights in connection with the merger.

    Whether or not you expect to attend the meeting, it is very important that your shares be represented, and it would therefore be helpful if you would return your signed and dated proxies promptly. If you have any questions regarding the proposed transaction, please call Morrow & Co., our proxy solicitation agent, toll free at (800) 662-5200 or collect at (212) 754-8000.

    Thank you and I look forward to seeing you at the meeting.

                                          Sincerely,

                                          /s/ RICHARD D. IRWIN
                                          RICHARD D. IRWIN
                                          Chairman of the Board

                         ALC COMMUNICATIONS CORPORATION
                              30300 TELEGRAPH ROAD
                          BINGHAM FARMS, MI 48025-4510

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

    NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of ALC Communications Corporation (the "Company") will be held at The Townsend Hotel, 100 Townsend Street, Birmingham, Michigan 48009, on Wednesday, August 16, 1995 at 10:00 a.m., Eastern Daylight Time, for the following purposes:

        1. To consider the approval and adoption of the Agreement and Plan of Merger dated as of April 9, 1995 (the "Merger Agreement"), attached as Annex I to the accompanying Joint Proxy Statement/Prospectus, providing for the merger (the "Merger") of Frontier Subsidiary One, Inc., a wholly owned subsidiary of Frontier Corporation, with and into the Company and other transactions contemplated thereby. Under the Merger Agreement, each outstanding share of ALC common stock will be converted into two shares of Frontier common stock; and

        2. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The By-Laws of the Company provide that the presence of holders of a majority of the outstanding shares of each class of stock entitled to vote at the meeting, in person or represented by proxy, constitutes a quorum for the transaction of business.

    Adoption of the Merger Agreement requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock entitled to vote thereon.

    Shareholders of the Company are not entitled to appraisal rights in connection with the Merger. In addition, shareholders of Frontier Corporation are not entitled to appraisal rights in connection with the Merger.

    THE ENCLOSED PROXY CARD WILL ENABLE YOU TO VOTE YOUR SHARES ON THE MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING. ALL YOU NEED TO DO IS MARK THE PROXY CARD TO INDICATE YOUR VOTE, DATE AND SIGN THE PROXY CARD, AND THEN RETURN IT PROMPTLY IN THE SELF-ADDRESSED STAMPED ENVELOPE PROVIDED. IF YOU SIGN AND RETURN YOUR PROXY CARD WITHOUT SPECIFYING YOUR CHOICES, IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE GIVING OF THE PROXY WILL NOT AFFECT YOUR RIGHT TO ATTEND THE MEETING, NOR, IF YOU CHOOSE TO REVOKE THE PROXY, YOUR RIGHT TO VOTE IN PERSON.

    The Board of Directors has fixed the close of business on Monday, July 10, 1995 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                          By Order of the Board of Directors
                                          CONNIE R. GALE
                                          Secretary

July 17, 1995

                              FRONTIER CORPORATION
                                      AND
                         ALC COMMUNICATIONS CORPORATION
                             JOINT PROXY STATEMENT
                              -------------------
                              FRONTIER CORPORATION
                                   PROSPECTUS

    This Joint Proxy Statement/Prospectus ("Joint Proxy Statement/Prospectus") is being furnished to shareholders of Frontier Corporation, a New York corporation ("Frontier"), and shareholders of ALC Communications Corporation, a Delaware corporation ("ALC"), in connection with the solicitation of proxies by the Board of Directors of each corporation for use at the Special Meeting of Shareowners of Frontier (the "Frontier Special Meeting") or the Special Meeting of Shareholders of ALC (the "ALC Special Meeting" and, together with the Frontier Special Meeting, the "Special Meetings"), in each case, including any adjournments or postponements thereof, scheduled to be held on Wednesday, August 16, 1995. This Joint Proxy Statement/Prospectus relates to the proposed merger (the "Merger") of Frontier Subsidiary One, Inc., a Delaware corporation and a wholly owned subsidiary of Frontier ("Sub"), with and into ALC pursuant to the Agreement and Plan of Merger dated as of April 9, 1995 (the "Merger Agreement"), among Frontier, Sub and ALC. Neither shareholders of ALC nor shareholders of Frontier are entitled to appraisal rights under the terms of the Merger.


    This Joint Proxy Statement/Prospectus also constitutes a prospectus of Frontier with respect to up to 80,039,248 shares of Common Stock, par value $1.00 per share, of Frontier ("Frontier Common Stock") issuable to ALC shareholders (on the basis of two shares of Frontier Common Stock for each share of Common Stock of ALC) in the Merger pursuant to the Merger Agreement or upon exercise of certain stock options and warrants of ALC not issued pursuant to employee benefit plans, which following the Merger will constitute options and warrants to purchase shares of Frontier Common Stock under the Merger Agreement and the terms of such stock options and warrants. The Frontier Common Stock is listed for trading on the New York Stock Exchange ("NYSE"). On July 13,
1995, the last sale price of Frontier Common Stock as reported on the NYSE Composite Transactions Tape was $24 1/2. For a description of the Frontier Common Stock, see "DESCRIPTION OF FRONTIER COMMON STOCK" and "COMPARISON OF RIGHTS OF HOLDERS OF ALC COMMON STOCK AND FRONTIER COMMON STOCK".



    This Joint Proxy Statement/Prospectus, the accompanying forms of proxy and the other enclosed documents are first being mailed to shareholders of Frontier and ALC on or about July 17, 1995.



SHAREHOLDERS OF ALC AND FRONTIER AND HOLDERS OF ALC STOCK OPTIONS AND WARRANTS SHOULD CONSIDER CAREFULLY ALL OF THE INFORMATION CONTAINED IN THIS JOINT PROXY STATEMENT/PROSPECTUS AND, IN PARTICULAR, THE FACTORS DISCUSSED UNDER THE HEADING "RISK FACTORS" BEGINNING ON PAGE 13.

                              -------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
       HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
           SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
               ADEQUACY OF THIS JOINT PROXY STATEMENT/
                    PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.
                              -------------------


    The date of this Joint Proxy Statement/Prospectus is July 14, 1995.

                               TABLE OF CONTENTS


                                                                                         PAGE
                                                                                         ----
AVAILABLE INFORMATION.................................................................     1

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.......................................     1

SUMMARY...............................................................................     3
  The Special Meetings................................................................     3
  The Merger..........................................................................     4
  The Companies.......................................................................     6

RISK FACTORS..........................................................................    13

INTRODUCTION..........................................................................    15

THE COMPANIES.........................................................................    16
  Frontier Corporation................................................................    16
  ALC Communications Corporation......................................................    18

THE SPECIAL MEETINGS..................................................................    19
  Matters To Be Considered at Special Meetings........................................    19
  Votes Required......................................................................    20
  Voting of Proxies...................................................................    20
  Revocability of Proxies.............................................................    21
  Record Dates; Stock Entitled To Vote; Quorum........................................    21
  Appraisal Rights....................................................................    21
  Solicitation of Proxies.............................................................    22

THE MERGER............................................................................    23
  General.............................................................................    23
  Background of the Merger............................................................    23
  Recommendations of the Boards of Directors; Reasons for the Merger..................    26
  Opinions of Financial Advisors......................................................    29
  ALC Financial Forecast Data.........................................................    38
  Merger Consideration................................................................    39
  Effective Time of the Merger........................................................    40
  Conversions of Shares; Procedures for Exchange of Certificates......................    40
  Fractional Shares...................................................................    41
  Conduct of Business Pending Merger..................................................    41
  Conditions to the Consummation of the Merger........................................    41
  Certain Federal Income Tax Consequences.............................................    42
  Anticipated Accounting Treatment....................................................    42
  Effect on Options, Warrants and Employee Benefit Plans..............................    43
  Interests of Certain Persons in the Merger..........................................    44
  Stock Exchange Listing..............................................................    45
  Resale of Frontier Common Stock.....................................................    45

MANAGEMENT AND DIVIDEND POLICY AFTER THE MERGER.......................................    46
  Directors After the Merger..........................................................    46
  Management After the Merger.........................................................    48

                                                                                         PAGE
                                                                                         ----
  Post-Merger Dividend Policy.........................................................    48

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS.....................................    49
STOCK OWNERSHIP OF FRONTIER MANAGEMENT, DIRECTORS AND CERTAIN BENEFICIAL OWNERS.......    62

DESCRIPTION OF CAPITAL STOCK OF FRONTIER..............................................    65
  Dividend Rights.....................................................................    65
  Voting Rights.......................................................................    65
  Liquidation Rights..................................................................    66
  Preemptive Rights...................................................................    66
  Transfer Agent and Registrar........................................................    66
  The Frontier Rights Agreement.......................................................    66

DESCRIPTION OF CAPITAL STOCK OF ALC...................................................    68
  Dividend Rights.....................................................................    68
  Voting Rights.......................................................................    68
  Liquidation Rights..................................................................    68
  Preemptive Rights...................................................................    69
  Transfer Agent and Registrar........................................................    69
  The ALC Rights Agreement............................................................    69

COMPARISON OF RIGHTS OF HOLDERS OF
  ALC COMMON STOCK AND FRONTIER COMMON STOCK..........................................    71
  General.............................................................................    71
  Voting Rights.......................................................................    71
  Amendments to Certificate of Incorporation..........................................    72
  Special Meetings....................................................................    72
  Shareholders' Action without a Meeting..............................................    73
  Preemptive Rights...................................................................    73
  Dividends...........................................................................    73
  Stock Repurchases...................................................................    74
  Issuance of Rights or Options to Purchase Shares to
    Directors, Officers and Employees.................................................    74
  Loans to Directors..................................................................    74
  Classification of the Board of Directors............................................    75
  Duties of Directors.................................................................    75
  Interested Director Transactions....................................................    75
  Limitations on Directors' Liability.................................................    76
  Indemnification of Directors and Officers...........................................    76
  Removal of Directors................................................................    77
  Newly Created Directorships and Vacancies...........................................    78
  Dissenters' Rights of Appraisal.....................................................    78
  Business Combination Statutes.......................................................    78
  "Anti-Greenmail"....................................................................    79
  Listing.............................................................................    79

CERTAIN PROVISIONS OF THE MERGER AGREEMENT............................................    80
  The Merger..........................................................................    80

                                                                                         PAGE
                                                                                         ----
  Representations and Warranties......................................................    80
  Certain Pre-Closing Covenants.......................................................    81
  No Solicitation of Transactions.....................................................    82
  Board of Directors and Officers of Surviving Corporation............................    83
  Options, Warrants and Employee Benefit Plans........................................    83
  Conditions to the Consummation of the Merger........................................    83
  Termination.........................................................................    84
  Amendment and Waiver................................................................    85
  Expenses, Expense Reimbursement and Termination Fee.................................    85

REGULATORY APPROVALS..................................................................    86

CERTAIN LITIGATION....................................................................    87

EXPERTS...............................................................................    88

LEGAL OPINIONS........................................................................    88

OTHER INFORMATION AND SHAREHOLDER PROPOSALS...........................................    89
Annex I  Agreement and Plan of Merger
Annex II  Opinion of Salomon Brothers Inc
Annex III Opinion of Lazard Freres & Co.

    NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS JOINT PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH THE OFFERING OF SECURITIES MADE HEREBY AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY FRONTIER OR ALC. THIS JOINT PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE ANY SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION. NEITHER THE DELIVERY OF THIS JOINT PROXY STATEMENT/PROSPECTUS NOR ANY DISTRIBUTION OF SECURITIES MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF FRONTIER OR ALC SINCE THE DATE HEREOF OR THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.

                             AVAILABLE INFORMATION

    Frontier and ALC are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). The reports, proxy statements and other information filed by Frontier and ALC with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and should be available at the Commission's Regional Offices at 7 World Trade Center, 13th Floor, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material also can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, material filed by Frontier can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005, and material filed by ALC can be inspected at the offices of the American Stock Exchange, 86 Trinity Place, New York, New York 10006.

    Frontier has filed with the Commission a Registration Statement on Form S-4 (together with any amendments thereto, the "Registration Statement") under the Securities Act of 1933, as amended, with respect to the Frontier Common Stock to be issued in the Merger pursuant to the Merger Agreement or upon exercise of certain stock options and warrants of ALC not issued in connection with employee benefit plans which, following the Merger, will constitute options and warrants to purchase shares of Frontier Common Stock under the Merger Agreement and the terms of such stock options and warrants. This Joint Proxy Statement/Prospectus does not contain all the information set forth in the Registration Statement and the exhibits thereto. Such additional information may be obtained from the Commission's principal office in Washington, D.C. Statements contained in this Joint Proxy Statement/Prospectus or in any document incorporated in this Joint Proxy Statement/Prospectus by reference as to the contents of any contract or other document referred to herein or therein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement or such other document, each such statement being qualified in all respects by such reference.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    The following documents filed with the Commission by Frontier (File No. 1-4166) and ALC (File No. 1-10831) pursuant to the Exchange Act are incorporated by reference in this Joint Proxy Statement/Prospectus:

        1. Frontier's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 (which incorporates by reference certain information from Frontier's Proxy Statement relating to the Annual Meeting of Shareowners held on April 26, 1995), as amended by Amendment No. 1 on Form 10-K/A;

        2. Frontier's Quarterly Report on Form 10-Q for the three months ended March 31, 1995, as amended by Amendment No. 1 on Form 10-Q/A;

        3. Frontier's Current Reports on Form 8-K dated February 13, 1995; February 21, 1995; February 27, 1995; March 17, 1995; April 9, 1995; April 10, 1995 (two); April 12, 1995; April 27, 1995; May 11, 1995; May 17, 1995;
    and June 6, 1995;

        4. ALC's Annual Report on Form 10-K for the year ended December 31,
    1994;

        5. ALC's Quarterly Report on Form 10-Q for the three months ended March 31, 1995, as amended by Amendment No. 1 on Form 10-Q/A;

        6. ALC's Current Reports on Form 8-K dated January 24, 1995, February 23, 1995 and April 10, 1995; and

        7. The description of the Common Stock, par value $.01 per share, of ALC set forth in ALC's Registration Statement on Form 8-A dated August 15, 1991 and any amendment or report filed for the purpose of updating any such description.

    All documents and reports filed by Frontier and ALC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Joint Proxy Statement/Prospectus and prior to the termination of the offering of securities made hereby shall be deemed to be incorporated by reference in this Joint Proxy Statement/Prospectus and to be a part hereof from the dates of filing of such documents or reports. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Joint Proxy Statement/Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Joint Proxy Statement/Prospectus.

    THIS JOINT PROXY STATEMENT/PROSPECTUS INCORPORATES DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS (OTHER THAN EXHIBITS TO SUCH DOCUMENTS UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE) ARE AVAILABLE, WITHOUT CHARGE, TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS JOINT PROXY STATEMENT/PROSPECTUS IS DELIVERED, UPON WRITTEN OR ORAL REQUEST, BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, IN THE CASE OF DOCUMENTS RELATING TO FRONTIER, TO FRONTIER CORPORATION, 180 SOUTH CLINTON AVENUE, ROCHESTER, NEW YORK 14646-0700 (TELEPHONE NUMBER (800) 836-0342), ATTENTION:
CORPORATE SECRETARY; OR, IN THE CASE OF DOCUMENTS RELATING TO ALC, TO ALC COMMUNICATIONS CORPORATION, 30300 TELEGRAPH ROAD, BINGHAM FARMS, MICHIGAN 48025-4510 (TELEPHONE NUMBER (810) 647-4060), ATTENTION: SECRETARY. IN ORDER TO ENSURE DELIVERY OF THE DOCUMENTS PRIOR TO THE APPLICABLE SPECIAL MEETING, REQUESTS SHOULD BE RECEIVED BY AUGUST 9, 1995.

    All information contained or incorporated by reference in this Joint Proxy Statement/Prospectus relating to Frontier or Sub has been supplied by Frontier, and all such information relating to ALC has been supplied by ALC.

                                    SUMMARY

    The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus. Reference is made to, and this summary is qualified in its entirety by, the more detailed information contained or incorporated by reference in this Joint Proxy Statement/Prospectus and the Annexes hereto. As used herein, unless the context otherwise requires, "Frontier" means Frontier Corporation and its consolidated subsidiaries, and "ALC" means ALC Communications Corporation and its consolidated subsidiaries. Shareholders of Frontier and ALC are urged to read this Joint Proxy Statement/Prospectus and the Annexes hereto in their entirety.

THE SPECIAL MEETINGS

    Time and Place. The Special Meeting of Shareholders of ALC (including any adjournments or postponements thereof, the "ALC Special Meeting") will be held at 10:00 a.m., Eastern Daylight Time, on Wednesday, August 16, 1995, at The Townsend Hotel, 100 Townsend Street, Birmingham, Michigan 48009.

    The Special Meeting of Shareowners of Frontier (including any adjournments or postponements thereof, the "Frontier Special Meeting" and, together with the ALC Special Meeting, the "Special Meetings") will be held at 11:00 a.m., Eastern Daylight Time, on Wednesday, August 16, 1995, at the Four Seasons
Hotel--Philadelphia, One Logan Square, Philadelphia, Pennsylvania 19103.

    Matters to Be Considered at the Special Meetings. ALC Special Meeting. At the ALC Special Meeting, holders of shares of Common Stock, par value $.01 per share, of ALC ("ALC Common Stock") will consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger dated as of April 9, 1995, as the same may be amended from time to time (the "Merger Agreement"), among Frontier, Frontier Subsidiary One, Inc., a Delaware corporation and a wholly owned subsidiary of Frontier ("Sub"), and ALC, a conformed copy of which appears as Annex I to this Joint Proxy Statement/Prospectus, providing for the merger of Sub with and into ALC (the "Merger"). Holders of shares of ALC Common Stock entitled to vote will also consider and vote upon any other matter that may properly come before the ALC Special Meeting.

    Frontier Special Meeting. At the Frontier Special Meeting, holders of shares of Common Stock, par value $1.00 per share, of Frontier ("Frontier Common Stock") will consider and vote upon a proposal to approve the issuance of shares of Frontier Common Stock necessary for Frontier to meet its obligations under the Merger Agreement, including the issuance of shares of Frontier Common Stock in the Merger and the reservation of shares of Frontier Common Stock for issuance upon exercise of certain stock options and warrants of ALC, which following the Merger will constitute options and warrants to purchase shares of Frontier Common Stock under the Merger Agreement and the terms of such stock options and warrants, and certain stock options which will be granted in connection with the Merger. Frontier estimates that up to 83,465,892 shares of Frontier Common Stock may be issuable in connection with such obligations under the Merger Agreement. See "THE MERGER--Merger Consideration". Holders of shares of Frontier Common Stock entitled to vote will also consider and vote upon any other matter that may properly come before the Frontier Special Meeting.

    Votes Required. ALC. The adoption of the Merger Agreement requires the affirmative vote of a majority of the outstanding shares of ALC Common Stock entitled to vote thereon. See "THE SPECIAL MEETINGS -- Votes Required -- ALC".

    Frontier. The approval of the issuance of shares of Frontier Common Stock necessary for Frontier to meet its obligations under the Merger Agreement requires the approval of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent a majority of the outstanding shares of Frontier Common Stock entitled to vote thereon. See "THE SPECIAL MEETINGS -- Votes Required -- Frontier".

    Record Dates. The record date for each of the Special Meetings is July 10, 1995.

    Security Ownership of Management. As of April 7, 1995, directors and executive officers of ALC and their affiliates were beneficial owners of an aggregate of 2,594,669 shares, including shares that such persons have the right to acquire within the following 60 days pursuant to options or other rights, (approximately 7.1%) of the outstanding shares of ALC Common Stock. As of May 31, 1995, directors and executive officers of Frontier and their affiliates were beneficial owners of an aggregate of 443,479 shares, including shares that such persons have the right to acquire within the following 60 days pursuant to options or other rights, (approximately 0.5%) of the outstanding shares of Frontier Common Stock and of 1,000 shares of ALC Common Stock.

THE MERGER

    Effect of Merger. At the effective time of the Merger (the "Effective Time"), Sub will be merged with and into ALC, which will be the surviving corporation in the Merger (the "Surviving Corporation"). As a result of the Merger, the Surviving Corporation will become a wholly owned subsidiary of Frontier. Subject to certain provisions as described herein with respect to shares owned by ALC or any of its subsidiaries, or by Frontier, Sub or any other subsidiary of Frontier and with respect to fractional shares, each issued and outstanding share of ALC Common Stock will be converted in the Merger into the right to receive from Frontier two fully paid and nonassessable shares of Frontier Common Stock (the "Exchange Ratio").

    Recommendations of the Boards of Directors. The boards of directors of ALC and Frontier believe that the terms of the Merger are in the best interests of their respective shareholders and have, by unanimous vote of the directors present, approved the Merger Agreement, the Merger and the other related transactions. The Board of Directors of ALC unanimously recommends that the holders of ALC Common Stock approve and adopt the Merger and the Merger Agreement. The Board of Directors of Frontier, by unanimous vote of the directors present, recommends that the holders of Frontier Common Stock approve the issuance of shares of Frontier Common Stock necessary for Frontier to meet its obligations under the Merger Agreement. See "THE MERGER -- Recommendations of the Boards of Directors; Reasons for the Merger".

    Opinions of Financial Advisors. Salomon Brothers Inc ("Salomon") has delivered its written opinion, dated April 9, 1995, to the Board of Directors of ALC to the effect that, based upon and subject to various considerations set forth in such opinion, as of that date, the Exchange Ratio was fair to the holders of ALC Common Stock from a financial point of view.

    Lazard Freres & Co. ("Lazard") has delivered its written opinion, dated April 9, 1995, to the Board of Directors of Frontier to the effect that, based upon and subject to various considerations set forth in such opinion, as of that date, the Exchange Ratio was fair to the holders of Frontier Common Stock from a financial point of view.

    For information on the assumptions made, matters considered and limits of the reviews by Salomon and Lazard, see "THE MERGER -- Opinions of Financial Advisors". Holders of ALC Common Stock and Frontier Common Stock are urged to read carefully and in their entirety the opinions of Salomon and Lazard, each dated April 9, 1995, copies of which appear as Annexes II and III, respectively, to this Joint Proxy Statement/Prospectus.

    Interests of Certain Persons in the Merger. Shares of ALC Common Stock held by executive officers and directors of ALC or Frontier will be converted into the right to receive the same consideration as shares of ALC Common Stock held by other shareholders, and options to acquire shares of ALC Common Stock held by such persons will be adjusted in the manner all options are adjusted pursuant to the Merger Agreement as described below in "Treatment of ALC Stock Options and Warrants". In connection with the Merger Agreement, Frontier has entered into amended and restated employment agreements with certain executive officers of ALC under which employment would commence on the closing date of the Merger. See "THE MERGER -- Interests of Certain Persons in the Merger" and "-- Effect on Options, Warrants and Employee Benefit Plans".

    Treatment of ALC Stock Options and Warrants. At the Effective Time, outstanding options to purchase shares of ALC Common Stock ("ALC Stock Options") and warrants to purchase ALC Common Stock ("ALC Warrants") will be assumed by Frontier. Under ALC's employee stock option plans, the vesting of all previously unvested ALC Stock Options theretofore granted thereunder will be accelerated as a result of the Merger. See "CERTAIN PROVISIONS OF THE MERGER AGREEMENT -- Effect on Options, Warrants and Employee Benefit Plans".

    Conditions to the Merger. The obligations of Frontier, Sub and ALC to consummate the Merger are subject to various conditions, including obtaining requisite shareholder approval, the authorization for listing on the New York Stock Exchange ("NYSE") of the shares of Frontier Common Stock issuable to ALC shareholders pursuant to the Merger Agreement, obtaining regulatory approvals necessary for the consummation of the Merger, the filing and effectiveness of the Registration Statement, the receipt of letters of independent accountants to Frontier and ALC that the Merger qualifies for "pooling of interests" accounting treatment, the absence of any order or other legal restraint or prohibition preventing the consummation of the Merger, a requirement that the opinions of counsel in respect of certain federal income tax consequences of the Merger be received and not be withdrawn or modified in any material respect, and a requirement that the opinions of Salomon and Lazard not be withdrawn. See "THE MERGER -- Opinions of Financial Advisors" and
"-- Conditions to the Consummation of the Merger" and "REGULATORY APPROVALS REQUIRED".

    Regulatory Approvals. Early termination of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), applicable to the consummation of the Merger was granted on May 30, 1995. Applications for prior approval of the Merger have been filed with the Federal Communications Commission (the "FCC") and appropriate state regulatory authorities. See "REGULATORY APPROVALS".

    Termination of the Merger Agreement. The Merger Agreement may be terminated at any time prior to the Effective Time of the Merger (i) by mutual consent of Frontier and ALC, (ii) by either Frontier or ALC (a) if any court or other governmental entity shall have issued a final and nonappealable order, decree or ruling or taken any other final and nonappealable action permanently enjoining or otherwise prohibiting the Merger, (b) if the Merger shall not have been consummated on or before December 31, 1995 (other than due to the failure of the party seeking to terminate the Merger Agreement to perform its obligations under the Merger Agreement required to be performed at or prior to the Effective Time of the Merger) or (c) if, under certain circumstances, the required shareholder approval is not obtained, and (iii) by Frontier or ALC in certain other situations. See "CERTAIN PROVISIONS OF THE MERGER AGREEMENT -- Termination". The Merger Agreement provides that in the event of a termination in certain situations in which there is a competing transaction with respect to a party or a party enters into a business combination with another person within a certain period of time following termination, then the other party will receive a fee of $45 million, plus expenses not to exceed $5 million. The Merger Agreement also provides that in the event of a termination in certain situations, even in the absence of a competing transaction or business combination, then the other party will receive its expenses not to exceed $5 million. See "CERTAIN PROVISIONS OF THE MERGER AGREEMENT -- Expenses, Expense Reimbursement and Termination Fee".

    Shareholders' Rights of Appraisal. Neither shareholders of ALC nor shareholders of Frontier are entitled to appraisal rights under the terms of the Merger. See "THE SPECIAL MEETINGS -- Appraisal Rights".

    Certain Federal Income Tax Consequences. Consummation of the Merger is conditioned upon counsel for ALC not withdrawing or modifying in any material respect a previously delivered opinion to the effect that the Merger will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and counsel to Frontier not withdrawing or modifying in any material respect a previously delivered opinion to the effect that the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code. THE OPINIONS THAT THE MERGER CONSTITUTES A REORGANIZATION ARE BASED UPON CERTAIN ASSUMPTIONS AS WELL AS UPON REPRESENTATIONS RECEIVED FROM ALC AND FRONTIER. NO RULINGS HAVE BEEN OR WILL BE REQUESTED FROM THE INTERNAL REVENUE SERVICE WITH RESPECT TO ANY TAX MATTERS. If the Merger constitutes a reorganization within the meaning of the Code, no gain or loss will generally be recognized by ALC shareholders as a result of their exchange of ALC Common Stock for Frontier Common Stock pursuant to the Merger, except to the extent of cash received in lieu of fractional shares of Frontier Common Stock. See "THE MERGER -- Certain Federal Income Tax Consequences".

    BECAUSE CERTAIN TAX CONSEQUENCES OF THE MERGER MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH SHAREHOLDER, IT IS RECOMMENDED THAT ALC SHAREHOLDERS CONSULT THEIR TAX ADVISORS CONCERNING THE FEDERAL (AND ANY STATE, LOCAL AND FOREIGN) TAX CONSEQUENCES OF THE MERGER IN THEIR PARTICULAR CIRCUMSTANCES.

    Comparison of Rights. See "COMPARISON OF RIGHTS OF HOLDERS OF ALC COMMON STOCK AND FRONTIER COMMON STOCK" for a summary of certain differences between the rights of holders of ALC Common Stock and Frontier Common Stock.

    Risk Factors. Shareholders of ALC and Frontier and holders of ALC Stock Options and ALC Warrants are urged to read the section appearing immediately following this Summary entitled "RISK FACTORS" for a discussion of the principal risk factors relating to the Merger and Frontier Common Stock.

THE COMPANIES

    Frontier Corporation. Frontier, a New York business corporation, has its principal executive offices at 180 South Clinton Avenue, Rochester, New York 14646-0700. Its telephone number is (716) 777-1000.

    Frontier, formerly known as Rochester Telephone Corporation, is a major U.S. diversified telecommunications firm. Frontier has grown from its roots as a local exchange telephone company in Rochester, New York to a company that operates 34 local exchange companies in 13 states, a major regional long distance company and several wireless properties. The long distance company, Frontier Communications International Inc. ("Frontier Communications International"), has expanded since its founding in the early 1980's to become the seventh largest long distance company in the country. During 1995, Frontier has acquired or announced the acquisitions of several additional long distance companies. Frontier manages cellular and paging communications services in New York State,

Alabama and Minnesota. Frontier also markets and services a wide range of telecommunications and data equipment.

    For a more complete description of the business of Frontier, see "THE COMPANIES -- Frontier Corporation".

    ALC Communications Corporation. ALC, a Delaware corporation, has its principal executive offices at 30300 Telegraph Road, Bingham Farms, Michigan 48025-4510. Its telephone number is (810) 647-4060.

    ALC Communications Corporation is the holding company of Allnet Communication Services Inc. ("Allnet") and other subsidiaries and conducts no other business. Allnet provides long distance telecommunications services primarily to commercial and, to a lesser extent, residential subscribers in the majority of the United States and completes subscriber calls to all directly dialable locations worldwide. Allnet is one of the few nationwide providers of long distance services and in 1994 carried in excess of 1.1 billion calls over its network. ConferTech International, Inc. ("ConferTech") was acquired by ALC in early 1995 pursuant to a tender offer and subsequent statutory merger. ConferTech provides teleconferencing services and audio bridge equipment.

    For a more complete description of the business of ALC, see "THE COMPANIES
- -- ALC".

    Selected Consolidated Financial Data, Selected Pro Forma Combined Financial Data and Other Data. Set forth on the following pages are certain selected consolidated financial data, selected pro forma combined financial data and other data relating to Frontier and ALC and the Merger. The pro forma combined financial data should be read in conjunction with the Unaudited Pro Forma Combined Financial Statements, including the notes thereto, appearing elsewhere in this Joint Proxy Statement/Prospectus.

                      SELECTED CONSOLIDATED FINANCIAL DATA
                            OF FRONTIER CORPORATION

    The following table sets forth selected consolidated historical financial data of Frontier and has been derived from and should be read in conjunction with the audited consolidated financial statements of Frontier for each of the five years ended December 31, 1994 and the unaudited interim consolidated financial statements of Frontier for the three months ended March 31, 1995 and March 31, 1994, including the respective notes thereto, in each case as restated to reflect the acquisition of American Sharecom, Inc. under the pooling of interests method of accounting. See "AVAILABLE INFORMATION" and "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE". In the opinion of management, all adjustments, consisting of normal recurring accruals, considered necessary for a fair presentation have been included in the unaudited interim data. Interim results for the three months ended March 31, 1995, are not necessarily indicative of results which may be expected for future periods, including the year ending December 31, 1995.

(IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

                             THREE MONTHS ENDED
                                  MARCH 31,                             YEAR ENDED DECEMBER 31,
                           -----------------------   --------------------------------------------------------------
                              1995         1994         1994         1993         1992         1991         1990
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
                                 (UNAUDITED)                  (DERIVED FROM AUDITED FINANCIAL STATEMENTS)
Earnings Data:
 Revenue and sales.......  $  283,418   $  272,103   $1,108,109   $1,007,394   $  880,141   $  773,502   $  652,801
 Income before taxes,
   extraordinary items
   and accounting
changes..................      50,479       40,876      195,427      144,091      117,894      128,925       87,074
 Income before
   extraordinary items
   and accounting
changes..................      31,675       25,513      122,924       89,333       73,827       79,156       54,489
 Income per share before
   extraordinary items
   and accounting changes
(a)......................         .38          .32         1.50         1.16          .96         1.07          .78


                                  MARCH 31,                                   DECEMBER 31,
                           -----------------------   --------------------------------------------------------------
                              1995         1994         1994         1993         1992         1991         1990
                           ----------   ----------   ----------   ----------   ----------   ----------   ----------
                                 (UNAUDITED)                  (DERIVED FROM AUDITED FINANCIAL STATEMENTS)
Balance Sheet Data:
 Total assets............  $1,792,891   $1,634,780   $1,786,498   $1,536,512   $1,536,477   $1,520,173   $1,210,322
 Long-term debt..........     567,090      482,456      579,083      494,108      528,494      593,178      363,169
 Shareowners' equity.....     843,390      796,755      832,592      685,501      623,749      605,839      487,244
 Book value per common
share (a)................       10.02         9.46         9.89         8.65         7.98         7.74         6.69
 Cash dividends declared
   per common share
(a)......................         .21          .20          .82          .80          .78          .76          .74

- ------------

(a) Frontier Corporation historical per share data restated to reflect a 2-for-1 split of the Frontier Common Stock effected in the form of a 100% stock dividend which was distributed during April 1994.

                      SELECTED CONSOLIDATED FINANCIAL DATA
                       OF ALC COMMUNICATIONS CORPORATION

    The following table sets forth selected consolidated historical financial data of ALC and has been derived from and should be read in conjunction with the audited consolidated financial statements of ALC for each of the five years ended December 31, 1994 and the unaudited interim consolidated financial statements of ALC for the three months ended March 31, 1995 and March 31, 1994, including the respective notes thereto. See "AVAILABLE INFORMATION" and "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE". In the opinion of management, all adjustments, consisting of normal recurring accruals, considered necessary for a fair presentation have been included in the unaudited interim data. Interim results for the three months ended March 31, 1995, are not necessarily indicative of results which may be expected for future periods, including the year ending December 31, 1995.

(IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

                                 THREE MONTHS ENDED
                                     MARCH 31,                     YEAR ENDED DECEMBER 31,
                                 ------------------  ---------------------------------------------------
                                   1995      1994      1994      1993      1992      1991        1990
                                 --------  --------  --------  --------  --------  ---------  ----------
                                    (UNAUDITED)          (DERIVED FROM AUDITED FINANCIAL STATEMENTS)
Earnings Data:
 Revenue and sales.............. $177,753  $129,789  $567,824  $436,432  $376,064  $ 346,873  $  326,004
 Income (loss) before taxes,
   extraordinary items and
accounting changes..............   31,850    22,895   100,904    58,426    23,526      5,722     (19,643)
 Income (loss) before
   extraordinary items and
accounting changes..............   19,975    14,645    64,329    39,676    13,826      2,717     (19,643)
 Income (loss) per share before
   extraordinary items and
accounting changes..............      .52       .38      1.68      1.07       .43       (.17)      (2.29)


                                     MARCH 31,                          DECEMBER 31,
                                 ------------------  ---------------------------------------------------
                                   1995      1994      1994      1993      1992      1991        1990
                                 --------  --------  --------  --------  --------  ---------  ----------
                                    (UNAUDITED)          (DERIVED FROM AUDITED FINANCIAL STATEMENTS)
Balance Sheet Data:
 Total assets................... $340,872  $225,437  $284,725  $193,541  $143,266  $ 140,846  $  149,375
 Long-term debt.................   88,514    87,934    82,466    87,598    74,291     42,921     123,684
 Shareholders' equity
(deficit).......................  134,132    60,208   114,048    42,225   (20,871)  (102,300)   (102,070)
 Redeemable preferred stock.....        0         0         0         0     9,659     63,452      57,766
 Book value per common share....     3.98      1.81      3.38      1.28     (0.88)     (5.94)      (5.96)
 Cash dividends declared per
common share....................      .00       .00       .00       .00       .00        .00         .00

                   SELECTED PRO FORMA COMBINED FINANCIAL DATA
                            OF FRONTIER CORPORATION

    The following table sets forth selected unaudited pro forma combined financial data of Frontier giving effect to the completed and proposed acquisitions of WCT Communications, Inc., Enhanced TeleManagement, Inc. and Schneider Communications, Inc. and its approximately 81% majority owned subsidiary, LinkUSA Corporation, under the purchase method of accounting and to the Merger with ALC under the pooling of interests method of accounting and reflecting certain assumptions on the basis described in the notes to the unaudited pro forma combined condensed financial statements. See "THE MERGER -- Anticipated Accounting Treatment". The pro forma combined financial data is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Merger had been consummated on the dates indicated, nor is it necessarily indicative of future operating results or financial position. This pro forma combined financial data has been derived from and should be read in conjunction with the unaudited Pro Forma Combined Financial Statements, including the notes thereto, appearing elsewhere in this Joint Proxy Statement/Prospectus. THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS DO NOT REFLECT ANY SYNERGIES ANTICIPATED BY FRONTIER'S MANAGEMENT AS A RESULT OF THE MERGER. See "UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS".

(IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

                                     THREE MONTHS ENDED
                                          MARCH 31,               YEAR ENDED DECEMBER 31,
                                    ---------------------   ------------------------------------
                                       1995        1994        1994         1993         1992
                                    ----------   --------   ----------   ----------   ----------
                                         (UNAUDITED)                    (UNAUDITED)
EARNINGS DATA:
  Revenue and sales...............  $  531,280   $454,509   $1,912,496   $1,443,826   $1,256,205
  Income before taxes,
    extraordinary items and
accounting changes................      75,279     58,251      265,649      202,517      141,420
  Income before extraordinary
    items and accounting
changes...........................      45,935     35,852      162,755      129,009       87,653
  Income per share before
    extraordinary items and
accounting changes................         .28        .22         1.01          .82          .53

                                                                                  MARCH 31,
                                                                                     1995
                                                                                  ----------
                                                                                  (UNAUDITED)

BALANCE SHEET DATA:
  Total assets.................................................................   $2,255,213
  Long-term debt...............................................................      682,867
  Shareowners' equity..........................................................      977,522
  Redeemable preferred stock...................................................            0
  Book value per common share..................................................         5.94
  Cash dividends declared per common share.....................................          .21

                       COMPARATIVE PER COMMON SHARE DATA
                          OF FRONTIER CORPORATION AND
                         ALC COMMUNICATIONS CORPORATION

    The following table sets forth income before extraordinary items and accounting changes, cash dividends declared and book value per common share of Frontier and ALC on a historical basis, for Frontier on a pro forma basis and for ALC on a pro forma equivalent basis. Pro forma information gives effect to the Merger under the pooling of interests method of accounting and reflects certain assumptions on the basis described in the notes to the unaudited Pro Forma Combined Financial Statements. The data set forth below should be read in conjunction with the audited and unaudited restated consolidated historical financial statements of Frontier and the audited and unaudited consolidated historical financial statements of ALC, including the respective notes thereto, which are incorporated by reference in this Joint Proxy Statement/Prospectus, and the unaudited Pro Forma Combined Financial Statements, including the notes thereto, appearing elsewhere in this Joint Proxy Statement/Prospectus. THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS DO NOT REFLECT ANY SYNERGIES ANTICIPATED BY FRONTIER'S MANAGEMENT AS A RESULT OF THE MERGER. See "AVAILABLE INFORMATION" and "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE".

                                                          THREE MONTHS      YEAR ENDED DECEMBER 31,
                                                         ENDED MARCH 31,    ------------------------
                                                              1995           1994     1993     1992
                                                         ---------------    ------    -----    -----
INCOME BEFORE EXTRAORDINARY ITEMS AND ACCOUNTING
  CHANGES PER COMMON SHARE:
Frontier historical...................................       $   .38         $1.50    $1.16    $ .96
ALC historical........................................           .52          1.68     1.07      .43
Frontier pro forma....................................           .28          1.01      .82      .53
ALC equivalent pro forma..............................           .56          2.02     1.64     1.06

CASH DIVIDENDS DECLARED PER COMMON SHARE:
Frontier historical...................................       $   .21          $.82    $ .80    $ .78
ALC historical........................................           .00           .00      .00      .00
ALC equivalent pro forma..............................           .42          1.64     1.60     1.56

                                                     MARCH 31,    DECEMBER 31,
                                                       1995           1994
                                                  --------------- ------------
BOOK VALUE PER COMMON SHARE:
Frontier historical............................       $ 10.02        $ 9.89
ALC historical.................................          3.98          3.38
Frontier pro forma.............................          5.94          5.75
ALC equivalent pro forma.......................         11.88         11.50

                            COMPARATIVE STOCK PRICES

    Frontier Common Stock is listed and traded on the NYSE. ALC Common Stock is listed and traded on the American Stock Exchange ("AMEX"). The following table sets forth, for the periods indicated, the high and low sales prices per share of Frontier Common Stock and ALC Common Stock as reported on the NYSE Composite Transactions Tape and AMEX Composite Tape, respectively. Sales prices per share of Frontier Common Stock for periods through March 1994 have been adjusted to reflect a 2-for-1 split of the Frontier Common Stock effected in the form of a 100% stock dividend which was distributed during April 1994.


                                                   FRONTIER COMMON STOCK                    ALC COMMON STOCK
                                                   --------------------                    -----------------
                                           HIGH                LOW                 HIGH               LOW
                                           ----                ---                 ----               ---
1993
  First Quarter.........................   $19  7/16           $17 5/16            $17  1/4           $12
  Second Quarter........................    21  3/4             18 1/4              20  3/8            14 5/8
  Third Quarter.........................    24  3/8             20 1/2              28  1/4            19 5/8
  Fourth Quarter........................    25  1/8             21 11/16            31  1/2            23 3/4
1994
  First Quarter.........................    22  7/16            20 1/4              37                 27 7/8
  Second Quarter........................    23                  20 7/8              37                 27
  Third Quarter.........................    24  3/4             21 5/8              36  5/8            29 1/8
  Fourth Quarter........................    24  5/8             20 1/2              38  1/4            27
1995
  First Quarter.........................    23  3/8             19 1/4              34  7/8            26 1/8
  Second Quarter........................    24  1/8             19 5/8              45  3/8            32 1/2
  Third Quarter.........................    24  7/8             23 3/4              48                 45 1/8
    (through July 13, 1995)


    On April 7, 1995, the last trading day before public announcement of execution of the Merger Agreement, the last sale price of Frontier Common Stock as reported on the NYSE Composite Transactions Tape and the last sale price of ALC Common Stock as reported on the AMEX Composite Tape were $22 3/4 per share and $33 1/4 per share, respectively.


    On July 13, 1995 the most recent practicable date prior to the printing of this Joint Proxy Statement/Prospectus, the last sale price of Frontier Stock as reported on the NYSE Composite Transactions Tape and last sale price of ALC Common Stock as reported on the AMEX Composite Tape were $24 1/2 per share and $48 per share, respectively.


    Frontier and ALC shareholders should obtain current market quotations for the Frontier Common Stock and the ALC Common Stock.

                                  RISK FACTORS

    SHAREHOLDERS OF ALC AND FRONTIER AND HOLDERS OF ALC STOCK OPTIONS AND ALC WARRANTS SHOULD CONSIDER CAREFULLY ALL OF THE INFORMATION CONTAINED IN THIS JOINT PROXY STATEMENT/PROSPECTUS AND, IN PARTICULAR, THE FOLLOWING:

    Merger Consideration. In determining whether to approve the transactions pursuant to the Merger Agreement, ALC and Frontier shareholders should consider that the price of the Frontier Common Stock at the Effective Time as well as the prices at the date of this Joint Proxy Statement/ Prospectus and at the date of the Special Meetings may vary as a result of changes in the business, operations or prospects of Frontier, market assessments of the likelihood that the Merger will be consummated and the time thereof, general market and economic conditions and other factors. Because the Effective Time may occur at a later date than the date of the Special Meetings, there can be no assurance that the sales price of Frontier Common Stock on the date of the Special Meetings will be indicative of the sales price of Frontier Common Stock at or after the Effective Time. Shareholders of ALC should also consider that the Exchange Ratio is fixed pursuant to the Merger Agreement. Changes in the price of Frontier Common Stock or ALC Common Stock will not result in an adjustment to the Exchange Ratio and any such changes will not, in and of themselves, constitute a basis for either party to terminate the Merger Agreement.

    THERE CAN BE NO ASSURANCE WITH RESPECT TO ANY MARKET PRICE OF THE FRONTIER COMMON STOCK. BROAD MARKET FLUCTUATIONS, AS WELL AS GENERAL ECONOMIC OR POLITICAL CONDITIONS, MAY ADVERSELY AFFECT THE MARKET PRICE OF THE FRONTIER COMMON STOCK, REGARDLESS OF THE ACTUAL PERFORMANCE OF FRONTIER OR OF THE COMBINED ENTITY.

    Effects of the Merger. The shares of Frontier Common Stock issued to shareholders of ALC pursuant to the Merger Agreement will comprise approximately 49% of the total number of shares of Frontier Common Stock issued and outstanding after the Merger on a fully diluted basis. Based on the present number of outstanding shares of Frontier Common Stock, there will be approximately 82 million shares of Frontier Common Stock issued and outstanding immediately prior to the Effective Time. Following the Effective Time, and assuming the maximum number of shares of Frontier Common Stock are issued in the Merger based on the exercise prior to the Effective Time of all ALC Stock Options and ALC Warrants that are, or will become, exercisable prior to the Effective Time, there would be up to approximately 162 million shares of Frontier Common Stock issued and outstanding.

    ALC shareholders and Frontier shareholders should also consider that, as a result of the Merger and Frontier's recent and pending acquisitions of long distance companies, approximately 70% of Frontier's revenues will be derived from long distance operations, as compared with approximately 42% before giving effect to such transactions. While Frontier's management believes that greater involvement in the long distance segment of the telecommunications market has the potential to provide significant enhancements to shareholder value, there are competitive risks associated with long distance operations. Legislation is now being considered by Congress which, if passed and signed into law by President Clinton, may permit the entry of the regional Bell telephone operating companies ("RBOCs") into long distance operations outside the regions served by their local exchange operations immediately upon enactment, and thereafter within their regions upon action by the FCC. Each one of the RBOCs has assets and revenues in excess of the combined assets and revenues of ALC and Frontier and they are therefore expected to be significant participants in the long distance market.

    The long distance market today is dominated by three major carriers, AT&T Corp. ("AT&T"), MCI Communications Corporation ("MCI") and Sprint Corporation ("Sprint"), all of which, as well as the fourth largest carrier, LDDS Communications, Inc. ("LDDS"), own national switching and transmission networks. While ALC and Frontier own switching facilities in many places across the country, their owned transmission facilities (fiber optic and digital microwave networks) tend to be regional in nature. Thus, the companies' ability to compete is dependent on the willingness of their larger competitors and others to make available to the companies on favorable terms long term leases and/or purchases of transmission capacity.

    In addition, recently adopted and proposed regulatory changes in the pending federal legislation and in many of the states in which Frontier's local exchange companies operate make it clear that the local exchange business is or will soon be open to intensifying competition. Such competition is a key assumption underlying Frontier's "Open Market Plan" approved by the New York State Public Service Commission ("NYPSC") and Frontier's shareholders in December 1994. See "THE COMPANIES -- Frontier Corporation". In many areas, the incumbent local exchange company may be required to continue as the "provider of last resort" subject to stricter rules than those applying to newer entrants into the same local market. Frontier's strategy is to provide integrated communications solutions for its customers which can include bundled long distance, wireless, local and other services, rather than continue the company's historic reliance on the local exchange business for the bulk of the company's revenues and profits. ALC shareholders, however, should consider that Frontier will retain a significant proportion of its business operations in such local exchange companies after the Merger.

    Restrictions on Payment of Dividends; Holding Company Structure. Although it is the current intention of the Board of Directors of Frontier to continue to declare and pay regular quarterly dividends on the Frontier Common Stock in accordance with past dividend practice, it should be noted that the payment or amount of any future dividends cannot be assured and will be determined by Frontier's Board of Directors in light of the earnings and financial condition of Frontier and its subsidiaries and other factors. Shareholders of ALC should also consider that Frontier, like ALC, is a holding company and does not directly own any material assets other than its interest in the capital stock of its subsidiaries, which, after the Effective Time, would include the Surviving Corporation. Accordingly, Frontier's cash flow and consequent ability to pay dividends are substantially dependent upon the earnings and available cash flow of its subsidiaries and the availability of such earnings to Frontier by way of dividends, distributions, loans and other advances. Certain agreements to which ALC is a party currently contain restrictions on the payment of dividends and distributions by ALC to its shareholders which, after the Merger, could affect Frontier's ability to pay dividends. In addition, a significant subsidiary of Frontier, Rochester Telephone Corp. ("Rochester Tel"), remains a regulated telephone operating company and, under various provisions of the "Open Market Plan", Frontier's ability to control the management and operations of Rochester Tel is restricted, including restrictions relating to the composition of the Board of Directors of Rochester Tel, the compensation of Rochester Tel's officers and employees, prohibitions on dividend payments from Rochester Tel to Frontier in specified circumstances, limitations on the amount of Frontier's stock that may be owned by Rochester Tel's officers and senior management employees, prohibitions on the use of Rochester Tel's assets to secure the indebtedness of Frontier or any affiliate, and restrictions on pricing and on transactions between Rochester Tel and its affiliates. See "DESCRIPTION OF CAPITAL STOCK OF FRONTIER -- Dividend Rights" and "DESCRIPTION OF CAPITAL STOCK OF ALC -- Dividend Rights".

                                  INTRODUCTION

    This Joint Proxy Statement/Prospectus is being furnished to shareholders of ALC in connection with the solicitation of proxies by the ALC Board of Directors for use at the ALC Special Meeting to be held at The Townsend Hotel, 100 Townsend Street, Birmingham, Michigan 48009, on Wednesday, August 16, 1995, at 10:00 a.m., Eastern Daylight Time, and at any adjournment or postponement thereof.

    This Joint Proxy Statement/Prospectus is also being furnished to shareholders of Frontier in connection with the solicitation of proxies by the Frontier Board of Directors for use at the Frontier Special Meeting to be held at the Four Seasons Hotel-Philadelphia, One Logan Square, Philadelphia, Pennsylvania 19103, on Wednesday, August 16, 1995, at 11:00 a.m., Eastern Daylight Time, and at any adjournment or postponement thereof.

    At the ALC Special Meeting, shareholders of ALC will be asked to approve and adopt the Merger Agreement. At the Frontier Special Meeting, shareholders of Frontier will be asked to approve the issuance of shares of Frontier Common Stock necessary for Frontier to meet its obligations under the Merger Agreement as described below under "THE SPECIAL MEETINGS -- Matters to Be Considered at Special Meetings -- Frontier Special Meeting". A conformed copy of the Merger Agreement appears as Annex I to this Joint Proxy Statement/Prospectus.

    This Joint Proxy Statement/Prospectus also constitutes a prospectus of Frontier with respect to up to 80,039,248 shares of Frontier Common Stock issuable to ALC shareholders in the Merger pursuant to the Merger Agreement or upon exercise of certain stock options and warrants of ALC not issued pursuant to employee benefit plans, which following the Merger will constitute options and warrants to purchase shares of Frontier Common Stock under the Merger Agreement and the terms of such stock options and warrants.

    This Joint Proxy Statement/Prospectus, the accompanying forms of proxy and the other enclosed documents are first being mailed to shareholders of Frontier and ALC on or about July 17, 1995.

                                 THE COMPANIES

FRONTIER CORPORATION

    Frontier, a New York business corporation and the issuer of the Frontier Common Stock covered by this Joint Proxy Statement/Prospectus, has its principal executive offices at 180 South Clinton Avenue, Rochester, New York 14646-0700. Its telephone number is (716) 777-1000.

    Frontier, formerly known as Rochester Telephone Corporation, is a major U.S. diversified telecommunications firm. Frontier has grown from its roots as a local exchange telephone company in Rochester, New York to a company that operates 34 local exchange companies in 13 states, a major regional long distance company and several wireless properties. The long distance company, Frontier Communications International, has expanded since its founding in the early 1980's to become the seventh largest long distance company in the country. Frontier manages cellular and paging communications services in New York State, Alabama and Minnesota. Frontier also markets and services a wide range of telecommunications and data equipment.

    Frontier was incorporated in 1920 under the laws of New York State to take over and unify the properties of a predecessor company and certain properties of the New York Telephone Company which were located in the same general territory. On January 1, 1995, Frontier reorganized into an unregulated holding company, following the approval by its shareholders and the NYPSC of its ground breaking Open Market Plan. Under the Open Market Plan, the Rochester local exchange telephone market was opened to competition, in exchange for reduced regulation of Frontier's local exchange telephone operations in that market, including price cap regulation.

    Currently, Frontier's principal lines of business are a major regional long distance company, wireless communication services, equipment sales and local telephone operations.

    In 1982, Frontier made the strategic decision to enter the long distance business. Frontier provides long distance services primarily through a subsidiary, Frontier Communications International, which offers a full range of long distance voice, video and data communications services for over 787,000 business and residential customers. It provides connections throughout the United States and to 200 countries. In 1994, Frontier Communications International carried in excess of 1.3 billion calls over its network and the number of minutes of use per average business day billed by Frontier Communications International exceeded 8.5 million. Frontier Communications International routes long distance traffic over its state-of-the-art network and resells services obtained from other suppliers to route calls to areas where it does not currently have its own facilities. Frontier's subsidiaries own and operate switching centers in 16 metropolitan markets. Its network is 100% digital and substantial portions of the network incorporate fiber optic and SS7 technology. Over 89% of Frontier's domestic traffic is carried on its own or leased facilities.

    Frontier Communications International's switched services include basic long distance or measured toll service which is accessible through "1 + dialing", 800 services, a variety of long distance products targeted at specific consumer and business segments, and value-added services such as travel cards, prepaid calling cards and information services. Frontier's prepaid calling card product has expanded the markets for such products through its use of innovative technology and, among its many features, offers enhanced audio-text services to users. In addition, Frontier Communications International provides flexible billing services such as multi-location billing, customized accounting codes and electronic billing features.

    Frontier Communications International has previously focused its marketing efforts in New York State, New England and the Mid-Atlantic, Southeast and Midwest regions. In these regions, Frontier Communications International markets its products through a direct sales force, direct marketing campaigns, sales agents and affiliated local exchange carriers. The majority of Frontier Communications International's revenues are derived from small to medium-sized business customers. Frontier

Communications International has introduced a number of programs designed to attract new long distance customers, including, for example, the "Budget Call" feature which enables any telephone user, business or consumer, to dial an access code and complete a call through Frontier's long distance network and be invoiced by the customer's local telephone company. At December 31, 1994, "Budget Call" was available in 19 states and is anticipated to continue expanding through 1995. The majority of "Budget Call" customers are residential customers.

    As part of Frontier's overall service integration strategy, Frontier Communications International has significantly increased residential usage through its "Visions Long Distance" program in which Frontier's long distance services are marketed through Frontier-owned as well as non-affiliated local exchange service providers. Through this program, Frontier has achieved substantial penetrations in several markets as a result of customer preference for unified billing and service. Because residential long distance calling volumes peak in the evenings, on weekends and on holidays, when commercial traffic tends to be lowest, expanding the residential business generates revenues with virtually no need to increase existing switching and transmission facilities.

    Frontier first began providing cellular communications services in the Rochester, New York metropolitan area in 1985. Those operations have been profitable since their first full year of service. In 1994, those operations were combined with the operations of NYNEX Mobile in the Syracuse, Buffalo and Watertown areas and the Utica-Rome area served jointly by Frontier and NYNEX Mobile into a cellular supersystem operating under the name Upstate Cellular Network. Frontier is the manager of the 50/50 partnership. The territory served by the partnership, including operations in Western New York in which Frontier acquired an additional interest in June 1995, includes approximately 4.2 million potential customers, of which Frontier's proportionate share is approximately
2.1 million. The cellular supersystem provides cellular telephone customers with expanded geographic coverage and enhanced networking solutions. Virtually all cellular sites in the supersystem are digital-ready. Frontier also manages cellular properties in Alabama and Minnesota which serve territories populated by another approximately 480,000 potential customers. Frontier is a member of MobiLink, a consortium of various large United States cellular companies.

    Frontier's business systems subsidiary designs, installs and maintains integrated business communications systems for mid- to large-size business customers. The product line marketed by Frontier currently includes private branch exchanges, data communications equipment and videoconferencing equipment produced by some of the world's leading manufacturers.

    Prior to 1988, Frontier's Telephone Operations were heavily concentrated in New York State. Since 1988, Frontier has acquired 29 local telephone companies and has significantly diversified its geographic base. Frontier's largest telephone operation is in Rochester, New York and serves approximately 508,000 access lines. Frontier refers to the 33 telephone companies outside of Rochester, New York as "Regional Telephone Operations". The latter group includes approximately 416,000 access lines with an aggregate revenue level nearly equal to that of the Rochester, New York operating company. Three of the regional companies operate cable television franchises. The networks of Frontier's Telephone Operations are virtually 100% digital, and deploy 24,000 miles of fiber optic cable and SS7, ISDN and LASS technologies. Frontier has achieved substantial cost reductions and operating efficiency in its Telephone Operations business through the elimination of duplicative services and procedures and the consolidation of administrative functions. Frontier has reduced the number of employees per 10,000 access lines by over 27% since 1990 and intends to continue to increase its operating efficiency to improve its competitive position.

    Expansion through strategic acquisition and business alliances remains a key growth vehicle for Frontier. Until the 1970's, Frontier was only a local exchange telephone company serving the Rochester, New York metropolitan area. In the mid-1970's, Frontier began a program of acquiring local exchange telephone companies, first in New York State, then in states in the Mid-Atlantic, Midwest and

Southeastern United States. Frontier has acquired several long distance companies with operations in New England and the Mid-Atlantic region. On March 17, 1995, Frontier completed the acquisition of American Sharecom, Inc. ("American Sharecom"), then one of the largest privately-held long distance companies in the country. American Sharecom's operations are concentrated in the Midwest, California and the Northwest. On May 18, 1995, Frontier completed the acquisition of WCT Communications, Inc. ("WCT"), which, through its subsidiary West Coast Telecommunications, Inc., provides long distance services throughout the country primarily from operations in California and the western United States. On July 11, 1995, Frontier completed the acquisition of Enhanced TeleManagement, Inc., a provider of integrated local and long distance telecommunications services in Minnesota, Ohio, Washington, Oregon and Illinois. On May 11, 1995, Frontier announced the acquisitions of Schneider Communications, Inc., a privately owned long distance company whose operations are concentrated primarily in Wisconsin, and its affiliate LinkUSA Corporation, a provider of enhanced services to local and long distance companies.

    Frontier's strategic focus is on providing integrated communications solutions for its customers. These integrated services can include long distance and local telephone service as well as selected other products and services such as wireless services and enhanced services that Frontier will market to customers as a single source provider. Frontier is committed to growth through expansion of its existing businesses, the development of value-added products and services, and selected acquisitions.

ALC COMMUNICATIONS CORPORATION

    ALC, a Delaware corporation, has its principal executive offices at 30300 Telegraph Road, Bingham Farms, Michigan 48025-4510. Its telephone number is
(810) 647-4060.

    ALC was incorporated in Delaware on August 26, 1985. ALC commenced business on December 19, 1985, the date of the affiliation of two long distance telephone companies, Allnet and Lexitel Corporation ("Lexitel"). Allnet, a wholly-owned subsidiary of ALC, now includes the former businesses and operations of both Allnet and Lexitel.

    ALC Communications Corporation is the holding company of Allnet and other subsidiaries and conducts no other business. ALC operates in one industry segment. All significant revenues relate to sales of telecommunication services to the general public. ALC provides long distance telecommunications services primarily to commercial and, to a lesser extent, residential subscribers in the majority of the United States and completes subscriber calls to all directly dialable locations worldwide. Allnet is one of the few nationwide providers of long distance services and in 1994 carried in excess of 1.1 billion calls over its network. Allnet operates its own switches, develops and implements its own products, monitors and deploys its transmission facilities and prepares and designs its own billing and reporting systems. ALC focuses on a highly profitable segment of the long distance industry with high industry operating margins, specifically, commercial accounts, whose calling volume consists primarily of calls made during regular business hours which command peak-hour pricing.

    ALC provides a variety of long distance telephone products and services to commercial and residential subscribers nationwide. ALC derives the bulk of its revenue from outbound and inbound long distance services, which are all marketed under the Allnet(R) trademark. Many of ALC's products, however, differ from those of certain of its competitors due to the level of value-added services ALC offers, the flexibility of product pricing to maintain competitiveness and its broader geographic reach. ALC categorizes the variety of products it offers based upon certain primary characteristics: pricing, value-added services, reporting and 800 services.

    ALC endeavors to have sufficient switching capacity, local access circuits and long-distance circuits at and between its network switching centers to permit subscribers to obtain access to the switching centers and its long distance circuits on a basis that exceeds industry standards regarding clarity, busy signals or delays. ALC's network utilizes fiber optic and digital microwave transmission circuits to complete long distance calls. With the exception of a digital microwave system located in California for which Allnet holds the radio licenses, such facilities are leased on a fixed price basis under both short and long term contracts. The California microwave facilities are located on leased real estate and are subject to zoning and other land use restrictions. In recent years abundant availability and declining prices have dictated a strategy of generally obtaining new capacity for terms between six months and one year. ALC also has two long term contracts which have annual "mark-to-market" clauses. These provisions function to keep the price ALC pays at or near current market rates. An important aspect of ALC's operation is planning the mix of the types of circuits and transmission capacity to be leased or used for each network switching center so that calls are completed on a basis that is cost effective for ALC without compromising prompt service and high quality to subscribers. Over 99% of ALC's domestic traffic is carried on its owned or leased facilities.

    As of December 31, 1994, approximately 60% of ALC's employees were engaged in sales, marketing or customer services. ALC markets its services and products through personal contacts with an emphasis on customer service, network quality, value-added services, reporting, rating and promotional discounts. ALC currently operates a sales network with 54 offices in the United States. As of that date, ALC employed approximately 1,050 sales, marketing and customer service individuals. Field sales representatives focus on making initial sales to commercial users. They solicit business through face-to-face meetings with small- to medium-sized businesses. Each field sales representative earns a commission dependent on the customer's usage and value-added services. ALC's sales strategy is to make frequent personal contact with existing and potential customers.

    ALC services more than 325,000 customers. Of these customers, approximately 120,000 are commercial accounts, with the remainder being residential accounts. During the past two years, ALC has become more geographically diversified, adding new markets as necessary. ALC is currently focusing on expanding distribution channels to increase customer acquisition in specific target markets. Reseller revenue has continued to grow significantly; as of March 31, 1995 the revenue from one reseller has grown to approximately 16% of total revenue. It is ALC's understanding that this reseller, through a joint venture with a subsidiary of IXC Communications, Inc., will be installing long distance switching capacity during 1995 which, as completed, would result in over half of this traffic gradually moving to the joint venture network. However, the joint venture has in turn entered into a three year contract with Allnet, effective as of April 1, 1995. Allnet will terminate the joint venture traffic that cannot be terminated on the venture's own network. Allnet also obtained provisions regarding exclusivity and minimum purchase requirements.

    ConferTech was acquired in early 1995 pursuant to a tender offer and subsequent statutory merger. ConferTech provides teleconferencing services and audio bridge equipment. ConferTech also designs, develops and markets advanced equipment and services for the audio teleconferencing market, principally in North America, through both telemarketing and its own direct sales force operating from eight automatic conferencing services, called ConferCall(R), to customers throughout North America. ConferTech's principal equipment systems are the Tempo(R) and Allegro(R), which are bridges that integrate customized microprocessor-based hardware and proprietary software in a single call-linking system in order to enhance and distribute standard telephone signals so that numerous conferees can be connected in an audio "electronic meeting".

                              THE SPECIAL MEETINGS

MATTERS TO BE CONSIDERED AT SPECIAL MEETINGS

    ALC Special Meeting. At the ALC Special Meeting, holders of shares of ALC Common Stock will consider and vote upon a proposal to approve and adopt the Merger Agreement. Holders of shares of ALC Common Stock entitled to vote will also consider and vote upon any other matter that may properly come before the ALC Special Meeting.

    THE BOARD OF DIRECTORS OF ALC HAS UNANIMOUSLY DETERMINED THAT THE MERGER IS IN THE BEST INTERESTS OF ALC AND ITS SHAREHOLDERS, APPROVED THE MERGER AGREEMENT, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED THEREBY, AND RECOMMENDS A VOTE FOR THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

    Frontier Special Meeting. At the Frontier Special Meeting, holders of shares of Frontier Common Stock will consider and vote upon a proposal to approve the issuance of shares of Frontier Common Stock necessary for Frontier to meet its obligations under the Merger Agreement, including the issuance of shares of Frontier Common Stock in the Merger and the reservation of shares of Frontier Common Stock for issuance upon exercise of certain stock options and warrants of ALC, which following the Merger will constitute options and warrants to purchase shares of Frontier Common Stock under the Merger Agreement and the terms of such stock options and warrants, and of certain stock options which will be granted in connection with the Merger. Frontier estimates that up to 83,465,892 shares of Frontier Common Stock may be issuable in connection with such obligations under the Merger Agreement. Holders of shares of Frontier Common Stock entitled to vote will also consider and vote upon any other matter that may properly come before the Frontier Special Meeting.

    THE BOARD OF DIRECTORS OF FRONTIER HAS, BY UNANIMOUS VOTE OF THE DIRECTORS PRESENT, DETERMINED THAT THE MERGER IS FAIR TO AND IN THE BEST INTERESTS OF HOLDERS OF FRONTIER COMMON STOCK, APPROVED THE MERGER AGREEMENT, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED THEREBY, AND RECOMMENDS A VOTE FOR THE APPROVAL OF THE ISSUANCE OF SHARES OF FRONTIER COMMON STOCK NECESSARY FOR FRONTIER TO MEET ITS OBLIGATIONS UNDER THE MERGER AGREEMENT.

VOTES REQUIRED

    ALC. The Merger Agreement must be adopted by the affirmative vote of a majority of the outstanding shares of ALC Common Stock entitled to vote thereon.

    Abstentions and "street name" shares as to which authority to vote is withheld by the broker ("broker non-votes") will have the effect of votes against the adoption of the Merger Agreement.

    As of April 7, 1995, directors and executive officers of ALC and their affiliates were beneficial owners of an aggregate of 2,594,669 shares, including shares that such persons have the right to acquire within the following 60 days pursuant to options or other rights, (approximately 7.1%) of the outstanding shares of ALC Common Stock.

    Frontier. The issuance of shares of Frontier Common Stock necessary for Frontier to meet its obligations under the Merger Agreement requires the approval of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent a majority of the outstanding shares of Frontier Common Stock entitled to vote thereon.

    Abstentions and broker non-votes will not affect the outcome of the vote on the proposal being considered at the Frontier Special Meeting except to the extent that abstentions and broker non-votes cause the total votes cast to be less than a majority of the outstanding shares of Frontier Common Stock entitled to vote thereon.

    As of May 31, 1995, directors and executive officers of Frontier and their affiliates were beneficial owners of an aggregate of approximately 443,479 shares, including shares that such persons have the right to acquire within the following 60 days pursuant to options or other rights, (approximately 0.5%) of the outstanding shares of Frontier Common Stock and of 1,000 shares of ALC Common Stock.

VOTING OF PROXIES

    Shares represented by all properly executed proxies received in time for the Special Meetings will be voted at such meetings in the manner specified by the holders thereof. Properly executed proxies which do not contain an instruction to vote for or against or to abstain from voting on a particular matter described in the proxy will be voted in favor of such matter.

    It is not expected that any matter other than those referred to herein will be brought before either of the Special Meetings. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their judgment with respect to such matters, unless authority to do so is withheld in the proxy.

REVOCABILITY OF PROXIES

    The grant of a proxy on the enclosed Frontier or ALC form of proxy does not preclude a shareholder from voting in person. A shareholder may revoke a proxy at any time prior to its exercise by filing with the Corporate Secretary of Frontier (in the case of a Frontier shareholder) or the Secretary of ALC (in the case of an ALC shareholder) a duly executed revocation or proxy bearing a later date or by voting in person at the meeting. Attendance at the relevant Special Meeting will not of itself constitute a revocation of a proxy.

RECORD DATES; STOCK ENTITLED TO VOTE; QUORUM


    ALC. Only holders of record of ALC Common Stock at the close of business on July 10, 1995 (the "ALC Record Date"), will be entitled to receive notice of and to vote at the ALC Special Meeting. On the ALC Record Date, ALC had issued and outstanding 34,440,214 shares of ALC Common Stock. The holders of a majority of the outstanding shares of ALC Common Stock entitled to vote must be present in person or by proxy at the ALC Special Meeting in order for a quorum to be present. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present at the ALC Special Meeting.



    Frontier. Only holders of record of Frontier Common Stock at the close of business on July 10, 1995 (the "Frontier Record Date") will be entitled to receive notice of and to vote at the Frontier Special Meeting. On the Frontier Record Date, Frontier had issued and outstanding 81,873,596 shares of Frontier Common Stock. For purposes of the Frontier shareholder vote with respect to the approval of the issuance of shares of Frontier Common Stock necessary for Frontier to meet its obligations under the Merger Agreement, the holders of a majority of the shares entitled to vote must be present in person or by proxy at the Frontier Special Meeting in order for a quorum to be present. Shares of Frontier Common Stock represented by proxies which are marked "abstain" or which are not marked as to any particular matter or matters will be counted as shares present for purposes of determining the presence of a quorum on all matters. Proxies relating to "street name" shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares having voted at the Frontier Special Meeting as to any proposal as to which authority to vote is withheld by the broker.


APPRAISAL RIGHTS

    Holders of ALC Common Stock, regardless of whether or not they vote for the Merger, will not be entitled to appraisal rights under Delaware law if the Merger is approved. The Delaware General Corporation Law (the "DGCL") generally entitles a shareholder to exercise its appraisal rights upon a merger or consolidation of the corporation effected pursuant to the DGCL if the holder complies with the requirements of Section 262 thereof. Appraisal rights are available under Section 262 of the DGCL if holders of shares in a constituent company, which shares are listed on a national securities exchange (as the ALC Common Stock is), are required by the terms of the merger to accept consideration other than shares of stock of the surviving corporation, shares of stock of any corporation listed on a national securities exchange, designated as a national market system security by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders, or cash in lieu of fractional shares. As holders of ALC Common Stock are entitled to receive only Frontier Common Stock, which is listed on the NYSE, and cash in lieu of fractional shares under the terms of the Merger Agreement, they are not entitled to appraisal rights under the DGCL.

    Holders of Frontier Common Stock, regardless of whether or not they vote for the issuance of shares of Frontier Common Stock necessary for Frontier to meet its obligations under the Merger Agreement, will not be entitled to appraisal rights under New York law if such issuance is approved and the Merger is subsequently consummated. The New York Business Corporation Law (the "NYBCL") generally allows a shareholder who is entitled to vote and does not assent to approval of a plan of merger to exercise appraisal rights. However, because Frontier is not a "constituent corporation" (as defined in the NYBCL) in the Merger, holders of Frontier Common Stock are not entitled under the NYBCL to vote on the Merger Agreement. Moreover, even if Frontier's shareholders were deemed to be entitled to vote on the Merger because of their entitlement to vote on the issuance of shares of Frontier Common Stock in the Merger, Frontier shareholders would not be entitled to appraisal rights, because shareholders of a surviving corporation are not entitled to such rights unless a merger effects certain specified changes in rights of the shares held by such shareholders, none of which changes occur in the Merger.

SOLICITATION OF PROXIES

    Subject to the Merger Agreement, each of Frontier and ALC will bear the cost of the solicitation of proxies from its own shareholders, except that Frontier and ALC will share equally the cost of printing and mailing this Joint Proxy Statement/Prospectus. In addition to solicitation by mail, the directors, officers and employees of each corporation and its subsidiaries may solicit proxies from shareholders of such corporation by telephone or telegram or in person. Such directors, officers and employees will not be additionally compensated for such solicitation but may be reimbursed for out-of-pocket expenses in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of shares held of record by such persons, and Frontier and ALC will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection therewith.

    Georgeson & Company, Inc. will assist in the solicitation of proxies by Frontier for fees of $6,500, plus reasonable out-of-pocket expenses. Morrow & Co. will assist in the solicitation of proxies by ALC for fees of $6,500, plus reasonable out-of-pocket expenses.

HOLDERS OF FRONTIER COMMON STOCK AND ALC COMMON STOCK SHOULD
NOT SEND STOCK CERTIFICATES WITH THEIR PROXY CARDS.

                                   THE MERGER

GENERAL

    Frontier, Sub and ALC have entered into the Merger Agreement, which provides that, subject to the satisfaction or waiver of the conditions set forth therein (see "-- Conditions to the Consummation of the Merger"), Sub will be merged with and into ALC and ALC will be the Surviving Corporation in the Merger. As soon as practicable after the closing under the Merger Agreement, the Certificate of Merger will be filed with the Secretary of State of the State of Delaware, and the time of such filing will be the Effective Time unless otherwise provided in the Certificate of Merger. Subject to certain provisions as described herein with respect to shares owned by ALC or any of its subsidiaries, or by Frontier, Sub, or any other subsidiary of Frontier and with respect to fractional shares, each issued and outstanding share of ALC Common Stock will be converted in the Merger into the right to receive from Frontier two fully paid and nonassessable shares of Frontier Common Stock.

    THE DESCRIPTION OF THE MERGER AGREEMENT CONTAINED IN THIS JOINT PROXY STATEMENT/PROSPECTUS DESCRIBES THE MATERIAL TERMS OF THE MERGER AGREEMENT BUT DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MERGER AGREEMENT, A COPY OF WHICH IS INCLUDED AS APPENDIX I TO THIS JOINT PROXY STATEMENT/PROSPECTUS AND IS INCORPORATED HEREIN BY REFERENCE.

BACKGROUND OF THE MERGER

    The recent history of the long distance business has been one of consolidation, as carriers have recognized the need to increase their economies of scale and scope. In recent years, there have been numerous significant mergers or acquisitions within the business.

    As a part of their respective strategies in light of the changing telecommunications industry, each of Frontier and ALC has reviewed a wide range of strategic options, including the possibilities of various strategic alliances and combinations, acquisitions of other companies or assets, and continued internal growth. Initially, the discussions between Frontier and ALC were in the context of exploring all strategic alternatives available to each company, but later discussions began to focus on a proposal that ultimately resulted in the execution of the Merger Agreement.

    ALC and Frontier have been, together with others, joint venturers in telecommunications endeavors. Effective July 1, 1992, Frontier Communications International (then named RCI Network Services, Inc.) joined Allnet, Metromedia Communications Corporation and Cable & Wireless plc ("C&W") as an additional partner in the International Carrier Group Joint Venture. The purpose of the Joint Venture is to have the carrier partners pool their international traffic so that better rates and discounts could be obtained from international carriers based on the call traffic volume of the Joint Venture. Allnet, Frontier Communications International and C&W continue to be part of the Joint Venture. In an Intercarrier Agreement between the Joint Venture, the individual partners and MCI dated December 29, 1994, MCI has agreed to transport each carrier's international traffic based on volumes generated by all three carriers. In addition, in July 1993, Allnet and Frontier Communications International entered into a Services Agreement pursuant to which the parties provide transport services to one another for certain telecommunications traffic in designated areas. The Agreement was modified in 1995 and is still in effect with Allnet providing the transport services at this time.

    Following a dinner on November 17, 1993 during which Ronald L. Bittner, Chairman of the Board, President and Chief Executive Officer of Frontier, and John M. Zrno, President and Chief Executive Officer of ALC, first raised the possibility of a strategic transaction between Frontier and ALC, the initial tentative explorations by management of ALC and Frontier took place at a meeting held on November 30, 1993 attended by Mr. Bittner, Louis L. Massaro, Corporate Vice President-Finance of Frontier, Mr. Zrno and Marvin C. Moses, Executive Vice President and Chief Financial Officer of ALC. The executives exchanged, orally, information providing an overview of the industry, the operations of their respective companies and some of the available strategic alternatives being explored by each company in light of the changing industry. At this meeting, the executives of ALC told Frontier's executives that, because the transfer of ALC Common Stock, Class B Preferred and Class C Preferred by Communications Transmission, Inc., the company's former parent, to certain banks on August 18, 1992 resulted in an ownership change for purposes of the pooling rules, ALC would not be able to participate in a transaction to be accounted for as a pooling of interests until after August 18, 1994.

    Between December 1993 and February 1994 there were a number of meetings and other contacts between senior executive officers of Frontier and ALC at which there were general discussions regarding possible revenue enhancements, cost savings and other synergies that might be available if a strategic alliance between Frontier and ALC were to occur. Discussions between the two companies trailed off because volatility in the relative performance of Frontier Common Stock and ALC Common Stock during this period made valuation more difficult.

    Several months later, Mr. Massaro initiated a meeting with Mr. Moses, which occurred on May 6, 1994, to reestablish the relationship and dialogue between the two companies and to inquire into ALC's interest in the possibility of a strategic transaction between the companies. At the meeting, Mr. Massaro presented Mr. Moses with additional general information about Frontier and information on how the financial statements of the two companies might appear on a pro forma basis if there were a strategic alliance between them. The executives discussed the future of the telecommunications industry in light of the many recently announced merger and acquisition transactions, continued deregulation, technology convergences, service integration and the need to deploy sophisticated information systems.

    During May and June 1994, there were several additional meetings between representatives of the two companies.

    The representatives of the companies did not discuss any specific terms of any prospective transaction at any of the foregoing meetings. Beginning in June 1994, the Board of Directors of Frontier and the Executive Committee thereof began periodically to review information about ALC among other alternative strategic options and to receive reports on the progress of discussions with representatives of ALC. The Board of Directors of ALC began to include discussions regarding Frontier in its periodic reviews of possible strategic alliances.

    In September 1994, Salomon, which had been engaged by ALC to assist ALC in evaluating its strategic options, contacted Frontier at ALC's request, due to the history of periodic discussions between executives of the two companies. On September 28, 1994, representatives of Salomon went to Rochester to meet with senior executives of Frontier and Frontier's investment bankers, Lazard. At this meeting, there was discussion of a wide range of strategic alliances between the companies, but Frontier's representatives were particularly interested in the discussion of a possible strategic merger of equals between Frontier and ALC. Frontier's attention during this period, however, was directed largely on the Open Market Plan, which was then pending before the NYPSC.

    On November 16, 1994, Mr. Bittner, Mr. Massaro and certain other senior executives of Frontier and Mr. Zrno, Mr. Moses and William H. Oberlin, Executive Vice President and Chief Operating Officer of ALC, together with representatives of their respective investment bankers, met at Lazard's offices in New York to review in more detail Frontier's strategy for growing through integrated service offerings and how acquisitions in the long distance segment could enhance that strategy, the historic performance of both companies and how a strategic merger might assist both companies in addressing the vastly more competitive future of the industry.

    In early January 1995, Messrs. Bittner, Massaro, Zrno and Moses met with representatives of their respective investment bankers to renew discussions about the possibility of a strategic merger involving the companies. At this meeting, the parties discussed the desirability of maintaining Frontier's dividend policy and generally discussed ranges of exchange ratios of Frontier Common Stock for ALC Common Stock, some organizational issues and the relative size and type of any "break-up" fees that would be provided for in a definitive agreement. ALC's executives agreed that they would be willing to begin a tightly controlled due diligence investigative process, through intensive discussions among a very small select number of senior executives of the companies, to determine whether a strategic transaction might be possible. The executives of the companies emphasized that no transaction could be considered unless they were comfortable that it would enhance shareholder value. The due diligence investigations were conducted on January 12 and 13, 1995, when the senior executive officers of the two companies for finance and operations, together with representatives of their respective investment bankers, met to exchange detailed financial projections and operating plans and results of their respective companies, subject to previously executed confidentiality agreements.

    At a meeting of the Frontier Board of Directors held on January 16, 1995, the Board reviewed information about ALC and a possible strategic merger between the companies.

    Following several meetings between representatives of the two companies during January and February 1995, contacts between the two companies ceased as a result of market considerations.

    In March 1995, Mr. Moses and Mr. Massaro met to reconsider the companies' situation and to determine whether or not to reopen discussions between the companies regarding a strategic merger. The two chief financial officers discussed recent developments, business plans and the expected first quarter 1995 results of each company, as well as Frontier's estimate, based on discussions with ALC, of possible synergies available to a combined entity. Mr. Massaro indicated that Frontier would be willing to consider a higher exchange ratio than the parties had previously discussed because of ALC's continuing improvements in operating results and if Frontier could conclude that greater synergies from a business combination were available than previously projected. During the first half of the week of April 3, 1995, Messrs. Bittner and Zrno spoke several times on the telephone about whether, due to ALC's continued improvement in financial results as well as an enhanced judgment as to available synergies, Frontier could offer an exchange ratio acceptable to ALC. During one such conversation, Mr. Zrno told Mr. Bittner that, after consultation with Salomon, which had discussed with Lazard the factors relevant to the determination of an appropriate exchange ratio, ALC had concluded that an exchange ratio of 2:1 should be the benchmark. Mr. Bittner responded that Frontier might consider a 2:1 ratio but only if Frontier's economic analysis of the transaction could substantiate an enhancement to Frontier's shareholder value and all other issues in connection with a merger were satisfactorily resolved. Late in the day on April 5, 1995, they agreed that the parties should meet in New York City, beginning on April 7, to see if they could reach a definitive agreement for a merger involving their companies.

    Beginning on Friday, April 7, 1995 and continuing through the weekend, representatives of the two companies and their respective investment bankers and lawyers met to negotiate the definitive terms of a merger agreement pursuant to which a subsidiary of Frontier would be merged with and into ALC, resulting in ALC becoming a wholly owned subsidiary of Frontier. Finally, in the early afternoon of Sunday, April 9, the parties reached an agreement in principle on a merger pursuant to a form of merger agreement that became the Merger Agreement.

    At a special meeting held on April 9, 1995, and after extensive presentations by management and legal and financial advisors on the background and reasons for the proposed transaction, the details of the transaction structure, the anticipated financial impact to Frontier of the transaction and the terms of the Merger Agreement (including the analyses and opinion of Lazard described below as to the fairness of the Exchange Ratio, see "--Opinions of Financial Advisors--Frontier"), the Board of Directors of Frontier, by unanimous consent of the directors present (one director being absent), determined that the Merger was fair to and in the best interests of the holders of shares of Frontier Common Stock, approved the Merger Agreement, the Merger and the other transactions contemplated thereby and unanimously recommended that the holders of shares of Frontier Common Stock vote in favor of a proposal to approve the issuance of shares of Frontier Common Stock necessary for Frontier to meet its obligations under the Merger Agreement. By written consent of the directors dated April 9,

1995 in lieu of a meeting, the Board of Directors of Sub unanimously approved the Merger Agreement, the Merger and the other transactions contemplated thereby, and by written consent dated April 9, 1995 in lieu of a meeting, Frontier, as the sole shareholder of Sub, approved and adopted the Merger Agreement.

    Prior to meeting as a Board of Directors to consider the advisability of the Merger, on April 9, 1995 the outside directors of ALC met together at a meeting attended only by such directors and outside counsel to ALC. During the meeting, the outside directors discussed in detail the background of the Merger and the advisability from a business perspective of the Merger and the salient terms of the Merger Agreement, among other things, and received legal advice on such topics. The directors also reviewed with counsel their fiduciary duties under Delaware law.

    Immediately following the meeting of outside directors of ALC, at a special meeting held on April 9, 1995, the Board of Directors of ALC, after extensive presentations by legal advisors concerning the salient terms of the Merger Agreement and the fiduciary duties of the directors under Delaware law and by financial advisors concerning the fairness, from a financial point of view, of the Exchange Ratio under the Merger Agreement (as described under "Opinions of Financial Advisors--ALC"), unanimously determined that it was advisable and in the best interests of ALC to enter into the Merger Agreement, unanimously approved the terms and provisions of the Merger Agreement, unanimously voted to submit the Merger Agreement and the Merger to ALC shareholders for approval and adoption at a Special Meeting of shareholders and unanimously voted to recommend to the shareholders of ALC that they approve and adopt the Merger Agreement.

    In the evening of April 9, 1995, following the special meetings of their respective boards of directors, Frontier and ALC entered into the Merger Agreement.

RECOMMENDATIONS OF THE BOARDS OF DIRECTORS; REASONS FOR THE MERGER

  Recommendation of the ALC Board of Directors; Reasons for the Merger.

    The Board of Directors of ALC has unanimously determined that it was advisable and in the best interests of ALC to enter into the Merger Agreement, unanimously approved the terms and provisions of the Merger Agreement, unanimously voted to submit the Merger Agreement and the Merger to ALC shareholders for approval and adoption at a special meeting of shareholders and unanimously voted to recommend to the shareholders of ALC that they approve and adopt the Merger Agreement.

    In reaching its decision to approve and adopt the Merger Agreement and to recommend that the ALC shareholders vote to approve and adopt the Merger Agreement, the ALC Board of Directors considered, among other things, the following factors: (i) its knowledge of the business, operations, assets, financial condition and operating results of ALC, (ii) prior presentations by ALC's management as well as presentations by Salomon with respect to ALC and Frontier, (iii) the opinion of Salomon described below as to the fairness of the consideration to be received by shareholders of ALC in the Merger (see "-- Opinions of Financial Advisors -- ALC"), (iv) the terms of the Merger Agreement, which were the product of extensive arms' length negotiations and a sustained Board involvement and review, (v) the historical trading prices and dividend rates for Frontier Common Stock, (vi) the compatibility of the respective business philosophies of ALC and Frontier and (vii) the opportunity for ALC shareholders to participate as holders of Frontier Common Stock, in a larger, more diversified company of which ALC would be a significant part, and to do so by means of a transaction that is designed to be tax-free to ALC's common stockholders.

    The ALC Board of Directors, through a lengthy process which involved extensive exploration of other strategic alternatives, including the possibility of various strategic alliances and combinations, acquisitions of other companies or assets and continued internal growth, and detailed input on several occasions from outside advisors to the Board, considered the financial analyses described under "--

Opinions of Financial Advisors -- ALC", its knowledge of ALC's businesses and its views concerning the business, financial condition and prospects of Frontier. The analyses and opinion of ALC's financial advisor were important elements of the ALC Board's evaluation of the financial terms of the proposed transaction and its conclusion that those terms were in the best interests of ALC shareholders.

    The ALC Board of Directors, with the assistance of ALC's financial advisor, also considered recent and current market prices of the Frontier Common Stock and concluded that Frontier Common Stock was trading in a reasonable range prior to announcement of the transaction. Additional potential for increased value of Frontier was seen in the strengthening and diversification of the combined Frontier/ ALC businesses, as compared to those of either Frontier or ALC alone. The merger of equals would allow the combined company to achieve critical size and scope, two strategic elements which the ALC Board believes are necessary for long-term success in the long distance telephone industry. The combination would allow the possibility of synergies, efficiencies in and cost savings to the combined Frontier/ALC operations from the Merger. The ALC Board of Directors additionally considered that the Merger would generally be tax-free to ALC shareholders for federal income tax purposes (other than in respect of cash received in lieu of fractional shares) and a "pooling of interests" for accounting and financial purposes.

    The ALC Board's recommendation was also favorably influenced by the proposed inclusion on the Frontier Board of Directors and in Frontier senior management after the Merger of representatives familiar with ALC's business and operations. Similarly, the ALC Board of Directors took account of the terms and conditions of the Merger Agreement as well as the ALC Board's belief that the interests of ALC's customers, suppliers, employees and the community in which ALC has operated will be well served by Frontier after the consummation of the Merger.

    For over a year ALC has engaged in an extensive process to assess its strategy in the telecommunications industry. As part of this process, ALC reviewed the possibilities of various strategic alliances and combinations, the acquisition of other entities and/or assets, or simply continuing to grow internally. ALC did not receive any other substantive proposals other than the proposal submitted by Frontier. Therefore, the decision of whether or not ALC should enter into the Merger Agreement and the related transactions was not taken to the exclusion of any other specific opportunity. Rather, the decision was analyzed initially in the context of such other general strategic alternatives available to ALC and finally with respect to the analysis of this particular proposal.

    The foregoing discussion of the information and factors considered and given weight by the ALC Board of Directors is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the Merger, the ALC Board of Directors did not find it practicable to and did not quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. In addition, individual members of the ALC Board of Directors may have given different weights to different factors. For a discussion of the interests of certain members of ALC's management and ALC's Board of Directors in the Merger, see "-- Interests of Certain Persons in the Merger".

    THE ALC BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF ALC COMMON STOCK VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

  Recommendation of the Frontier Board of Directors; Reasons for the Merger.

    At a meeting held on April 9, 1995, the Board of Directors of Frontier by unanimous consent of the directors present (one director being absent), determined that the Merger is fair to and in the best interests of the holders of shares of Frontier Common Stock, approved the Merger Agreement, the Merger and the other transactions contemplated thereby and recommended that the holders of shares of Frontier Common Stock vote in favor of a proposal to approve the issuance of shares of Frontier Common Stock necessary for Frontier to meet its obligations under the Merger Agreement.

    In reaching these conclusions, the Frontier Board of Directors considered, with the assistance of management and legal and financial advisors, among other things, (i) the strategic factors discussed below, (ii) information concerning the financial performance and condition, business operations, assets, liabilities and prospects of ALC and its projected future values and prospects as a separate entity and on a combined basis with Frontier, (iii) projected operating synergies expected at this time to include the consolidation of operating facilities and information systems and technology, utilization of ALC's national network capability to reduce costs and incremental revenue from bundling or otherwise jointly marketing value-added services, (iv) current industry, economic and market conditions, (v) the structure of the transaction,
(vi) the terms of the Merger Agreement and other documents executed in connection with the Merger, (vii) the analyses and opinion of Lazard described below as to the fairness of the Exchange Ratio (see "-- Opinions of Financial Advisors -- Frontier"), (viii) the ability of the combined entity to compete in relevant markets, (ix) regulatory approval requirements, (x) possible future changes in the legal environment for long distance and local telephone services,
(xi) legal considerations for the Board in applying its fiduciary responsibilities to the proposed transaction, (xii) the support of the principal executive officers of ALC for the proposed transaction and their willingness to enter into the Employment Agreements (as hereinafter defined) to assure continuity of successful management of the combined entity and (xiii) the impact of the Merger on employees, customers and communities served. In reaching its conclusions, the Frontier Board of Directors specifically considered the facts that pro forma combined financial statements with respect to certain past fiscal periods, including the unaudited pro forma combined financial statements to be presented in this Joint Proxy Statement/Prospectus, would reflect a negative impact on income per share and book value per common share as a result of the Merger and that the Merger was projected to have a dilutive effect on Frontier's earnings per share through 1996, becoming accretive to Frontier's earnings per share in 1997. The Frontier Board of Directors also considered the possibility that the announcement of the execution of the Merger Agreement would cause rating agencies to place Frontier's senior unsecured debt under review for potential downgrade in response to the Merger, but the Board nevertheless considered the Merger to be in the best interests of the shareholders in light of the overall circumstances.

    The telecommunications industry is undergoing profound changes as a result of competition, deregulation and technological advances. While AT&T remains a dominant force in the industry, with an estimated 60% market share in long distance and an estimated 65% of the potential customers in the U.S. in wireless through its recent purchase of McCaw Cellular Communications, Inc. ("McCaw") and the recent FCC auctions of licenses for personal communications systems, other carriers such as MCI, Sprint and LDDS have grown significantly by eroding AT&T's market share and making acquisitions of smaller retail and wholesale providers.

    Within the last year, AT&T has purchased McCaw, the nation's largest wireless service provider and has successfully bid on a number of licenses in the personal communications service that is expected to be a substitute for cellular service. The RBOCs have been barred since January 1, 1984 from the long distance market, but judicial action on April 28, 1995 has removed part of that remaining barrier with respect to wireless services and prospective Congressional legislation may reduce or remove the barrier in the near term. One of the RBOCs, Ameritech Corp., has petitioned the federal court to permit Ameritech's entry into the interLATA market in Chicago and Grand Rapids, Michigan in exchange for opening these local markets to competition. As a consequence, in May 1995 AT&T filed applications with the state regulatory authorities to enter the local exchange markets in Chicago and Grand Rapids.

    Frontier and ALC have both recognized the need to grow to be able to compete effectively in the changing telecommunications industry and to avail themselves of greater economies of scale and scope in both their transport and local access requirements and back office operations. For this reason, Frontier began a number of years ago to acquire, first, local exchange companies, then wireless and long distance companies, to complement its operations centered in New York State.

    Because Frontier has not been part of the Bell system, it was able to enter the long distance business and was one of the first telephone companies to establish a long distance subsidiary. Because New York State was one of the first states to deregulate the telephone equipment sale and installation business, Frontier experienced early on the benefits of integrating service offerings in the equipment and long distance markets. As regulatory conditions permitted and Frontier's local exchange operations expanded into other states, Frontier increasingly used its experience in serving end user customers to sell a variety of telecommunications products and services.

    Frontier's scope was not national, however. Frontier therefore undertook the search for merger partners or acquisitions that could provide geographic reach, shared Frontier's vision of integrated telecommunication services offerings and whose culture and values, including a strong focus on customer satisfaction and service, were similar to Frontier's. Frontier also recognized that the ability to provide integrated solutions requires sophisticated information systems to capture data and to perform billing.

    Frontier believes that ALC has demonstrated success in the long distance business, including the development of a flexible and dependable billing system. ALC is just now entering the cellular market through resale operations. Frontier believes that its own experience and success in the local exchange, cellular and long distance markets are excellent complements to ALC's recognized strengths.

    Thus, the Board of Directors of Frontier believes that the Merger will result in a stronger combined entity with the financial and management resources to compete effectively in the rapidly changing marketplace for telecommunications services and to take advantage of opportunities that may not be available to either company on its own. Frontier management believes that the size of this transaction allows Frontier to expand substantially in a single strategic move. Size alone is expected to bring several benefits. The combined companies should be able to become a more significant competitor in the telecommunications industry, with an expanded capital base and increased operating efficiencies.

    The foregoing discussion of the information and factors considered and given weight by the Frontier Board of Directors is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the Merger, the Frontier Board of Directors did not find it practicable to and did not quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. In addition, individual members of the Frontier Board of Directors may have given different weights to different factors. For a discussion of the interests of certain members of Frontier management and the Frontier Board of Directors in the Merger, see "-- Interests of Certain Persons in the Merger".

    THE FRONTIER BOARD OF DIRECTORS RECOMMENDS THAT THE HOLDERS OF FRONTIER COMMON STOCK VOTE FOR APPROVAL OF THE ISSUANCE OF SHARES OF FRONTIER COMMON STOCK NECESSARY FOR FRONTIER TO MEET ITS OBLIGATIONS UNDER THE MERGER AGREEMENT.

OPINIONS OF FINANCIAL ADVISORS

    ALC. Salomon has delivered its written opinion, dated April 9, 1995, to the Board of Directors of ALC to the effect that, based upon and subject to various considerations set forth in such opinion, as of that date, the Exchange Ratio in the Merger was fair to the holders of ALC Common Stock from a financial point of view.

    THE FULL TEXT OF SALOMON'S OPINION, DATED APRIL 9, 1995, WHICH SETS FORTH ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS ON THE REVIEW UNDERTAKEN BY SALOMON, IS ATTACHED AS APPENDIX II TO THIS JOINT PROXY STATEMENT/PROSPECTUS AND IS INCORPORATED HEREIN BY REFERENCE. ALC SHAREHOLDERS ARE URGED TO READ CAREFULLY SUCH OPINION IN ITS ENTIRETY. SALOMON'S OPINION IS DIRECTED ONLY TO THE EXCHANGE RATIO IN THE MERGER AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY ALC SHAREHOLDER AS TO HOW SUCH SHAREHOLDER SHOULD VOTE AT THE ALC MEETING. THE SUMMARY OF THE SALOMON OPINION SET FORTH IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

    In arriving at its opinion, Salomon (i) reviewed the proposed Merger Agreement (including the exhibits thereto), (ii) reviewed certain publicly available business, financial and trading information relating to each of ALC and Frontier, (iii) reviewed certain other information, including financial forecasts for each of ALC and Frontier, provided to Salomon by ALC and Frontier, respectively, and information regarding anticipated synergies provided to Salomon by ALC and Frontier and (iv) discussed the past and current operations, financial condition and prospects of ALC and Frontier with their respective senior managements and discussed with both companies' senior managements the combined companies' prospects following the Merger. Salomon also considered such other information, studies, analyses, investigations and financial, economic, market and trading criteria as it deemed relevant.

    In arriving at its opinion, and in its April 9, 1995 presentation to the ALC Board of Directors referred to below, Salomon did not assume any obligations to verify any of the foregoing information and relied on such information being complete and accurate in all material respects. With respect to the financial forecasts, Salomon assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of ALC's and Frontier's managements as to the future financial performance of ALC and Frontier, respectively, and Salomon expressed no opinion with respect to such projections (or the assumptions upon which they were based). Salomon did not make an independent evaluation or appraisal of the assets of ALC or of Frontier, nor was it furnished with any such appraisal. In addition, Salomon assumed that
(i) the Merger would be accounted for as a pooling of interests transaction in accordance with generally accepted accounting principles and (ii) the Merger would qualify as a reorganization under the provisions of Section 368 of the Code. Salomon's opinion was necessarily based upon business, market, economic and other conditions as they existed on, and could be evaluated as of, the date of its opinion. Salomon's opinion related solely to the fairness, from a financial point of view, of the Exchange Ratio and did not address ALC's underlying business decision to effect the Merger.

    In connection with its opinion, Salomon made a presentation to the ALC Board of Directors on April 9, 1995 with respect to certain analyses performed by Salomon in arriving at its opinion and other considerations. The following is a brief summary of such Salomon presentation.

    Transaction Valuation Summary. Salomon noted that, based solely on the Frontier Common Stock closing market price of $22.75 on April 7, 1995 (although Salomon noted that such market price might not be indicative of what Frontier Common Stock's market price would be following announcement or consummation of the Merger or at any other time), the Exchange Ratio of two shares of Frontier Common Stock for each one share of ALC Common Stock, approximately 39.6 million fully diluted shares of ALC Common Stock and net ALC debt of $41 million, the proposed Merger would represent a firm value for ALC of $1,841 million. This firm value represented a multiple of 3.24x ALC's revenues for the last twelve months for which information was publicly available ("LTM"), 14.85x ALC's LTM earnings before interest, taxes, depreciation and amortization ("EBITDA") and 17.37x ALC's LTM earnings before interest and taxes ("EBIT"). For a discussion of these multiples of value relating to comparable acquisition transactions involving other long distance carriers, see "Private Market Valuation."

    Contribution Analysis. Salomon analyzed the pro forma contributions from each of Frontier and ALC to the combined company upon consummation of the Merger. Salomon analyzed, among other things, the effect on actual results for 1994 and projected results for 1995 and 1996 (based on projections provided by management of ALC and Frontier with respect to their respective companies (adjusted, in the case of Frontier, for the American Sharecom acquisition)), the relative contributions of each of Frontier and ALC to the combined company's revenues, EBITDA, EBIT and net income. This portion of Salomon's analysis did not take into account any synergies or cost savings that might be available as a result of the Merger. The relative contribution analysis showed that ALC would have contributed, on a pro-forma basis for 1994, 37% of revenues, 27% of EBITDA, 33% of EBIT and 39% of net income and slightly larger percentages for 1995 and 1996. Salomon noted that at the Exchange Ratio (and assuming the exercise of all outstanding ALC Stock Options and ALC Warrants with the exercise price used to repurchase ALC Common Stock at $45.50 per share), former ALC shareholders would own approximately 49% (as adjusted for Frontier's acquisition of American Sharecom) of the outstanding shares of Frontier on a fully diluted basis immediately following the Merger, and accordingly 1994 and projected 1995 and 1996 pro forma revenue, EBITDA, EBIT and net income per share of ALC Common Stock would be correspondingly increased.

    Analysis of ALC. Salomon reviewed the historical operating results for ALC for 1990 through 1994. For 1990 to 1994 the compounded annual growth rate ("CAGR") of revenues was 14.9% and of EBITDA was 85.1%. The CAGRs for 1991 to 1994 (EBIT and net income being negative in 1990) for EBIT and net income were 64.6% and 120.6%, respectively. Salomon also reviewed ALC management projections for 1995 and 1996.

    Stock Trading History and Exchange Ratio Analysis. Salomon reviewed the history of the trading prices of the ALC Common Stock and the Frontier Common Stock in relation to each other and the relationship between price movements of such common stocks. Salomon compared the historical ratios of the closing price of ALC Common Stock to the closing price of Frontier Common Stock during the one-year period from and including April 1, 1994 through and including April 5, 1995. The high, low, and average ratios for such periods were approximately 1.72, 1.16 and 1.44, respectively. On April 5, 1995, the ratio of the closing price of ALC Common Stock to that of Frontier Common Stock was 1.46. By comparison, the Exchange Ratio is 2.0 shares of Frontier Common Stock for each share of ALC Common Stock.

    Public Market Valuation. Salomon reviewed certain publicly available financial information and stock market performance data of selected publicly traded companies in the U.S. long distance industry with the financial and stock market performance of ALC. The publicly traded companies reviewed by Salomon in this analysis were the three first-tier long distance companies (AT&T, MCI and Sprint), and two second-tier long distance companies (LCI International, Inc. ("LCI") and LDDS (such second-tier companies, together with MCI, the "Selected Companies")). Salomon reviewed the price/earnings ratios: for LTM (which ranged from 13.0x to 21.1x for the five companies and as to which the mean price/earnings ratio for the Selected Companies was 19.1x); for composite analysts' estimates for 1995 (which ranged from 12.1x to 20.5x for the five companies and as to which the mean price/earnings ratios for the Selected Companies was 17.2x); and for composite analyst's estimates for 1996 (which ranged from 11.3x to 16.0x for the five companies, and as to which the mean price/earnings ratio for the Selected Companies was 14.1x). By comparison, the LTM, 1995 composite estimate and 1996 composite estimate price/earnings ratios for ALC were 19.7x, 16.3x and 13.3x, respectively. Salomon also reviewed multiples of firm value of the five companies (defined as equity market value plus total debt and preferred stock less cash and marketable securities) to: LTM revenues (which ranged from 1.1x to 2.5x and as to which the mean multiple of firm value to LTM revenues for the Selected Companies was 2.0x); EBITDA (which ranged from 4.9x to 12.0x and as to which the mean multiple of firm value to LTM EBITDA for the Selected Companies was 9.6x) and EBIT (which ranged from 9.0x to 20.1x and as to which the mean multiple of firm value to LTM EBIT for the Selected Companies was 16.8x). By comparison, the multiples of ALC's firm value (based on the ALC Common Stock April 5, 1995 closing market price of $33.00 per share) to LTM revenues, EBITDA and EBIT were 2.3x, 10.6x and 12.1x respectively.

    Applying the Selected Companies' mean LTM and 1995 composite estimated price/earnings ratios to ALC's LTM earnings per share and 1995 composite estimated earnings per share ($1.67 and $2.14, respectively) implied values per share of ALC Common Stock of $31.90 and $36.81, respectively. Applying the Selected Companies' mean ratios of firm value to LTM revenue and LTM EBITDA to ALC's LTM revenue and LTM EBITDA implied values per share of ALC Common Stock of $27.65 and $29.03, respectively. The median of these four implied values per share of ALC Common Stock was

$30.47. By comparison, Salomon noted that the ALC Common Stock during the prior twelve months had ranged from $27.50 to $38.13 and that the value of the shares of Frontier Common Stock to be received for each share of ALC Common Stock was $45.50 based solely on the April 7, 1995 closing price for Frontier Common Stock, although Salomon noted that such market price was not necessarily indicative of what the Frontier Common Stock market price would be following announcement or consummation of the Merger or at any other time.

    Private Market Valuation. Salomon also reviewed the long distance carrier private merger and acquisition environment and, with respect to certain announced and/or completed acquisitions of such carriers since June 1992, the transaction value, premium to market value, the ratios of firm value to LTM revenue, EBITDA and EBIT, and the ratio of the acquisition price to earnings per share. The transactions reviewed were American Sharecom's acquisition by Frontier, WCT's acquisition by Frontier, WilTel Network Services' acquisition by LDDS, ACC Corporation's proposed (but terminated) acquisition by LDDS, Resurgens Communications Corp.'s acquisition by Metromedia Corporation, Resurgens Communications Corp.'s subsequent acquisition by LDDS, and Advanced Telecommunications Corp.'s acquisition by LDDS. The premium to market value for the three publicly traded companies acquired or proposed to be acquired ranged from 16.8% to 39.0% with a median of 31.3%. The ratios of firm value to LTM revenues, EBITDA and EBIT for the companies acquired or proposed to be acquired as to which meaningful information was available, ranged from 0.9x to 3.1x (with a median of 2.1x), 11.7x to 21.2x (with a median of 13.0x) and 19.8x to 23.0x (with a median of 20.8x), respectively. The ratio of the acquisition price to LTM earnings per share for the one acquisition as to which meaningful information was available was 29.2x. Applying the median of the ratios of firm value to LTM revenue and EBITDA from such transactions to ALC's LTM revenues ($568 million) and EBITDA ($124 million), respectively, implied a value per share of ALC Common Stock of $29.09 and $39.67 respectively. Meaningful information with respect to the ratio of the acquisition price to earnings per share was available only for one of the transactions reviewed; applying the ratio of the acquisition price to earnings per share for this one transaction to ALC's LTM earnings per share implied a value of $48.76 per share of ALC Common Stock.

    Analysis of Frontier. Salomon derived firm value for Frontier of $2,278 million, based on Frontier Common Stock's closing price of $22.75 on April 7, 1995. The multiple of firm value to: Frontier's LTM revenues was 2.3x; LTM EBITDA was 6.7x; and LTM EBIT was 10.4x. The price/earnings ratio of Frontier Common Stock was 16.1 based on historical 1994 results. Salomon noted that Frontier's current dividend yield was 3.6%. Salomon also reviewed Frontier management projections for 1995 and 1996.

    Salomon reviewed certain publicly available financial information and stock market performance data of selected publicly traded companies in the U.S. local telephone service industry with the financial and stock market performance of Frontier. The publicly traded companies reviewed by Salomon in this analysis were ALLTEL Corporation ("ALLTEL"), Cincinnati Bell Inc. and Southern New England Telecommunications Corporation ("SNET"). With respect to these companies Salomon reviewed the price/earnings ratios: for LTM (which ranged from 12.1x to 18.0x and as to which the mean price/earnings ratio was 16.4x); for composite analysts' estimates for 1995 (which ranged from 12.1x to 17.4x and as to which the mean price/earnings ratio was 15.1x); and for composite analysts' estimates for 1996 (which ranged from 11.6x to 14.6x and as to which the mean price/earnings ratio was 13.4x). By comparison, the LTM, 1995 composite estimate and 1996 composite estimate price/earnings ratios for Frontier were 16.1x, 14.4x and 12.6x, respectively. Salomon also reviewed multiples of firm value of the three companies to: LTM revenues (which ranged from 1.6x to 2.5x and as to which the mean was 2.0x); EBITDA (which ranged from 4.5x to 7.4x and as to which the mean was 6.0x); and EBIT (which ranged from 8.4x to 11.9x and as to which the mean was 10.6x). By comparison, the multiples of Frontier's firm value to LTM revenues, EBITDA and EBIT were 2.3x, 6.7x and 10.4x, respectively.

    Salomon reviewed certain publicly available financial information of selected companies and, in the case of Frontier, certain information provided by Frontier's management in the various business segments in which Frontier operates to derive an implied public market valuation based on business segments. For the local telephone business segment, Salomon applied both the average and the median multiples for the telephone operations of ALLTEL, Cincinnati Bell Inc., Lincoln Telecommunications Corporation and SNET of firm value to: revenues (each 2.1x), EBITDA (4.8x and 4.7x, respectively), EBIT (8.3x and 7.2x, respectively), net income (each 11.5x) and number of access lines ($1,424 and $1,381, respectively) to reach an implied range of the firm value of Frontier's local telephone business of $1.271 billion to $1.506 billion. For the long distance segment, Salomon applied the mean of the multiples for ALC, LCI and LDDS of firm value to revenues (2.4x), EBIT (17.3x) and net income (20.4x) to reach an implied range of firm values for Frontier's long distance business (excluding American Sharecom which was acquired in March 1995) of $388 million to $763 million, to which it added the $200 million purchase price paid by Frontier for American Sharecom to reach an implied firm value range for the long distance segment of $588 million to $963 million. For the cellular business segment, Salomon applied the average of the multiples of firm values for United States Cellular Corporation and Vanguard Cellular Systems Inc. to numbers of POPs (the net number of U.S. persons represented by the interests owned) ($147), revenues (8.4x) and EBITDA (36.2x) to reach an implied firm value range for Frontier's cellular business segment of $302 million to $311 million. For Frontier Network Systems Inc., Frontier's equipment sales and marketing business, Salomon obtained a firm value range of $21 million to $28 million by applying multiples of 6.0x and 8.0x to EBITDA and multiples of 12.0x and 15.0x to net income. By adding the segments' ranges of firm values Salomon derived an implied net value per Frontier share of $21.58 to $29.22, compared with the April 7, 1995 closing market price of $22.75.

    Other Factors. Salomon noted other qualitative factors and industry trends in its presentation, including ALC's financial turnaround in recent years and its growth and margin improvement, the ongoing consolidation of the second tier long-distance providers, Frontier's goals of expanding beyond the region in which it currently operates, the increased future liquidity of a combined company through a diversified and larger shareholder base and potential tax efficiencies. Salomon also noted that Frontier Common Stock currently paid a cash dividend while ALC Common Stock did not.

    General. In preparing its opinion to the Board of Directors of ALC, Salomon performed a variety of financial analyses, the material portions of which are summarized above. The preparation of a fairness opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analysis or summary description. Each methodology utilized by Salomon that resulted in an implied range of value for ALC supported Salomon's opinion that the Exchange Ratio was fair to the holders of ALC Common Stock from a financial point of view. However, in arriving at its opinion Salomon did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each. Salomon believes that its analyses must be considered as a whole and that selecting portions of such analyses and the factors considered therein, without considering all factors and analyses, could create an incomplete view of the analyses and the processes underlying Salomon's opinion. The projections prepared by the management of each of ALC and Frontier underlying Salomon's analyses are not necessarily indicative of future results or values, which may be significantly more or less favorable than such projections. With regard to the comparable public company analysis and the comparable transaction analysis summarized above, Salomon selected comparable public companies on the basis of various factors, including the size of the public company and similarity of the line of business; however, no public company utilized as a comparison is identical to ALC, Frontier or the business segment for which a comparison was made. Accordingly, an analysis of the foregoing is not mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the comparable companies and other factors that could affect the acquisition or public trading value of the comparable companies to which ALC, Frontier or their respective business segments are being compared. Estimates of values of companies do not purport to be appraisals or necessarily reflect the prices at which companies or their securities actually may be sold. As noted under the caption "-- Recommendation of the ALC Board of Directors; Reasons for the Merger", the fairness opinion of Salomon was only one of many factors considered by the ALC Board of Directors in determining to approve the Merger Agreement.

    Salomon is an internationally recognized investment banking firm continuously engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bidding, secondary distributions, and for corporate and other purposes. Salomon has in the past provided investment banking services to Frontier, for which it has received customary compensation. In the ordinary course of business, Salomon has traded the equity securities of ALC and the debt and equity securities of Frontier for its own account and the accounts of its customers and, accordingly, at any time may hold a long or short position in such securities.

    Pursuant to a letter agreement dated September 14, 1994, Salomon was engaged to act as financial advisor to assist ALC in evaluating its strategic options, including a review of various business combinations and other strategic transactions. ALC agreed to pay Salomon a cash fee based on the market value, as of the date of consummation of the Merger, of the Frontier Common Stock used as consideration in the Merger. Based on the closing price of Frontier Common Stock of $22.75 as of April 7, 1995, such fee would amount to $8.52 million. Amounts of $150,000 and $500,000 payable by ALC initially and upon the execution of the Merger Agreement, respectively, will be credited against such fee. The remainder is payable upon consummation of the Merger. ALC has also agreed to reimburse Salomon for its out-of-pocket expenses, including reasonable fees and disbursements of counsel. ALC has agreed to indemnify Salomon and certain related persons against certain liabilities, including certain liabilities under the federal securities laws, relating to or arising out of its engagement.

    FRONTIER. Lazard has delivered to the Frontier Board of Directors the written opinion of Lazard to the effect that, based upon and subject to various considerations set forth in such opinion, as of April 9, 1995, the Exchange Ratio was fair to the holders of Frontier Common Stock from a financial point of view. No limitations were imposed by the Frontier Board of Directors upon Lazard with respect to the investigations made or the procedures followed by Lazard in rendering its opinion.

    THE FULL TEXT OF THE OPINION OF LAZARD DATED APRIL 9, 1995, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS ON THE REVIEW UNDERTAKEN, IS ATTACHED AS ANNEX III TO THIS JOINT PROXY STATEMENT/PROSPECTUS AND IS INCORPORATED HEREIN BY REFERENCE. FRONTIER SHAREHOLDERS ARE URGED TO READ SUCH OPINION CAREFULLY AND IN ITS ENTIRETY. LAZARD'S OPINION IS DIRECTED ONLY TO THE EXCHANGE RATIO AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY FRONTIER SHAREHOLDER AS TO HOW SUCH SHAREHOLDER SHOULD VOTE. THE SUMMARY OF THE OPINION OF LAZARD SET FORTH IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

    In connection with its opinion, Lazard (i) analyzed certain historical business and financial information relating to Frontier and ALC; (ii) reviewed certain financial forecasts and other data provided to Lazard by Frontier and ALC relating to their respective businesses; (iii) held discussions with members of the senior management of Frontier and ALC with respect to the businesses of Frontier and ALC, respectively, and the possible benefits that might be realized following the Merger; (iv) reviewed public information with respect to certain other companies in lines of businesses Lazard believed to be comparable to the businesses of Frontier and ALC; (v) reviewed the financial terms of certain recent business combinations involving companies in lines of businesses Lazard believed to be comparable to those of Frontier and ALC; (vi) reviewed the historical stock prices and trading volumes of Frontier's and ALC's common stock; and (vii) conducted such other financial studies, analyses and investigations as Lazard deemed appropriate.

    Lazard relied upon the accuracy and completeness of the financial and other information that was reviewed by Lazard, and did not assume any responsibility for the independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of Frontier or ALC, nor was Lazard provided with any such appraisals. With respect to the financial forecasts referred to above, Lazard assumed that such financial forecasts were reasonably prepared on bases reflecting the best currently available estimates and judgments of the respective managements of Frontier and ALC as to the future financial performance of their business. Lazard assumed no responsibility for and expressed no view as to such forecasts or the assumptions on which they were based. Lazard's opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to it as of, the date of its opinion.

    In rendering its opinion, Lazard assumed that the Merger would be consummated on the terms described in the Merger Agreement, without any waiver of any terms or conditions by Frontier, and that obtaining the necessary regulatory approvals for the Merger would not have a material adverse effect on Frontier or the projected benefits of the Merger to Frontier.

    In arriving at its opinion and making its presentation to the Frontier Board of Directors at the April 9, 1995 meeting of such Board, Lazard considered and discussed certain financial analyses and other factors. In connection with its presentation on April 9, 1995, Lazard provided the Frontier Board of Directors with a summary of results obtained by using several different valuation methods as well as other materials concerning the common stock and businesses of Frontier and ALC (such summary and other materials collectively referred to as the "Lazard Presentation").

    The following paragraphs summarize the Lazard Presentation.

    Discounted Cash Flow Analysis. Using a discounted cash flow ("DCF") methodology, Lazard estimated the present value of future free cash flows of ALC if ALC were to perform in accordance with projections developed by Frontier management based on operating forecasts of ALC management for 1995 and 1996 and extrapolations thereof. The DCF analysis also assumed that the synergies projected by Frontier management would be realized in the Merger. Free cash flow represents the amount of cash generated and available for principal, interest and dividend payments after providing for ongoing business operations. Lazard aggregated (x) the present value of the projected free cash flow over the six-year period from 1995 to 2000 with (y) the present value of the range of terminal values described below. The range of terminal values was calculated by applying multiples of 9.0x to 11.0x to ALC's EBIT. This range of terminal values represented ALC's value beyond 2000. As part of the DCF analysis, Lazard used discount rates of 12%, 14% and 16%. Based on the DCF analysis, Lazard determined a range for a total value (excluding net indebtedness) of ALC of $2.1 billion to $2.5 billion.

    Comparable Public Company Analysis. Lazard compared certain publicly available financial, operating and stock market performance data of selected publicly traded companies in the U.S. long distance industry with the financial, operating and stock market performance of ALC and the pro forma combined Frontier/ALC entity. The publicly traded companies reviewed by Lazard in this analysis were the following second-tier long distance companies: LCI, LDDS and U.S. Long Distance Corp.; and the long distance segments of the following first-tier long distance companies: AT&T, MCI and Sprint. For these comparable companies, Lazard examined, among other things and in each case based on projected 1995 results, multiples of closing stock prices at April 7, 1995 to earnings (which ranged from 13.5x to 20.6x) and multiples of market capitalization (defined as market value of common equity plus net indebtedness, preferred stock and minority interests) to revenue (which ranged from 1.1x to 2.2x), market capitalization to EBITDA (which ranged from 5.9x to 9.2x) and market capitalization to EBIT (which ranged from 9.6x to 14.4x). The projected results were derived from published research reports of certain analysts covering the selected companies. Lazard compared these multiples for the selected companies to the multiples (the "Transaction Multiples") implied by the Exchange Ratio for ALC (assuming realization of the synergies projected by Frontier management). The corresponding Transaction Multiples for ALC, based on projected 1995 results as provided by Frontier management, were slightly below the high end of the range of multiples of the closing stock price at April 7, 1995 to earnings for the comparable companies, exceeded the high end of the range of multiples of market capitalization to revenue and market capitalization to EBITDA for the comparable companies and slightly exceeded the mid-point of the range of multiples of market capitalization to EBIT of the comparable companies. Lazard noted that the Transaction Multiples were at the high end of the range of multiples for the second-tier long distance companies, which have business profiles similar to that of ALC, but above the range of multiples for the first-tier long distance companies, which trade at lower valuations than second-tier companies because of lower growth expectations, among other reasons.

    Comparable Transaction Analysis. Lazard also reviewed the consideration paid or proposed to be paid in other acquisitions of long distance companies. Specifically, Lazard reviewed the following acquiror/acquiree transactions:
Frontier/American Sharecom, Inc. (1994); Frontier/WCT (1994); LDDS/Williams Telecommunications Group, Inc. (WilTel) (1994); British Telecommunications plc/MCI (1993); and LDDS/Resurgens Communications Group, Inc. (1993). The analysis considered the multiples of the aggregate value of each such transaction to latest twelve-month EBIT (which ranged from 8.9x to 23.0x), to latest twelve-month EBITDA (which ranged from 7.3x to 13.0x) and to latest twelve-month sales (which ranged from 1.0x to 2.9x) (prior to the announcement thereof). Lazard compared these multiples to the Transaction Multiples implied by the Exchange Ratio for ALC, assuming the Merger closed on June 30, 1995. The corresponding Transaction Multiples for ALC, based on projected results for the twelve months ending June 30, 1995 provided by Frontier management, were slightly below the mid-point of the range of multiples of value to EBIT and slightly below the high end of the range of multiples of value to EBITDA and sales.

    Dilution Analysis. Lazard analyzed the dilution or accretion to Frontier's earnings per share upon consummation of the Merger, based on information provided by Frontier management and assuming realization of the synergies projected by Frontier management. Utilizing projections provided by Frontier management for ALC operating performance in 1995 and 1996, Lazard calculated that the Merger would dilute Frontier's earnings per share by greater than 10% in 1995, diminishing to less than 5% in 1996, and would result in accretion to Frontier's earnings per share beginning in 1997.

    Contribution Analysis. Lazard analyzed the pro forma contributions from each of Frontier and ALC to the combined company, assuming the Merger is consummated as set forth in the Merger Agreement. Lazard analyzed, among other things, in each case for the actual results in 1994 and for the estimated results in 1995 and 1996 (based on projections provided by Frontier management), the relative contribution to the combined company from each of Frontier's and ALC's sales, EBITDA, EBIT, free cash flow (defined as net income plus depreciation and amortization less capital expenditures), net income and book value. This portion of Lazard's analysis did not assume the realization of any synergies. The relative contribution analysis showed that, for 1995, Frontier would contribute 62% of sales, 72% of EBITDA, 65% of EBIT, 60% of free cash flow and 61% of net income, with ALC contributing the remainder in each case. For 1994, the relative contribution analysis showed that Frontier would have contributed 66% of sales, 74% of EBITDA, 68% of EBIT, 73% of free cash flow and 62% of net income, with ALC contributing the remainder in each case. The analysis also showed that Frontier and ALC contribute 88% and 12% of book value, respectively. Upon consummation of the Merger, holders of Frontier Common Stock will own approximately 51% of the combined company on a fully diluted basis and former holders of ALC Common Stock will own the remaining approximately 49%.

    Other Considerations. Lazard also considered in its analysis certain qualitative factors and industry trends. These included, among others, the operations, services, markets and potential therefor of ALC, Frontier and the combined entity after giving effect to the Merger. Lazard reviewed the strategic rationale for the Merger presented by Frontier management, including the synergies expected to be realized in the Merger, that the increased size and scale of Frontier's operations would allow Frontier to compete more effectively in the rapidly consolidating telecommunications industry and that the Merger would increase the percentage of Frontier's overall business represented by the higher-growth and value-added long distance services. Lazard noted that long distance companies typically trade at higher multiples than local telephone companies. Lazard also noted that while the Merger strengthens Frontier's projected credit ratios, the combined company has greater exposure to the long distance market than Frontier had prior to the Merger and is, accordingly, less diversified among different business segments (because long distance sales would represent 69% of projected 1995 sales for the combined company compared to 51% of projected 1995 sales for Frontier on a stand-alone basis) and more subject to changes and competition in the long-distance market.

    As described in detail above, each of the methodologies utilized by Lazard did determine a range of value for ALC that supported Lazard's conclusion in its opinion that the Exchange Ratio was fair to the holders of Frontier Common Stock from a financial point of view.

    In arriving at its opinion and in preparing the Lazard Presentation, Lazard performed a variety of financial analyses, the material portions of which are summarized above. The summary set forth above does not purport to be a complete description of the analyses performed by Lazard. In addition, Lazard believes that its analyses must be considered as a whole and that selecting portions of such analyses and the factors considered by it, without considering all of such analyses and factors, could create an incomplete view of the process underlying its analyses set forth in the opinion and the Lazard Presentation. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. With regard to the comparable public company analysis and the comparable transaction analysis summarized above, Lazard selected comparable public companies on the basis of various factors, including the size of the public company and similarity of the line of business; however, no public company utilized as a comparison is identical to Frontier, ALC or the business segment for which a comparison is being made. Accordingly, an analysis of the foregoing is not mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the comparable companies and other factors that could affect the acquisition or public trading value of the comparable companies to which Frontier, ALC or their respective business segments are being compared.

    In performing its analyses, Lazard made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond Frontier's or ALC's control. Any estimates contained in such analyses are not necessarily indicative of actual past or future results or values, which may be significantly more or less than such estimates. Estimates of values of companies or parts of companies do not purport to be appraisals or necessarily to reflect the price at which such companies or parts may actually be sold, and such estimates are inherently subject to uncertainty.

    Lazard is an internationally recognized investment banking firm that regularly engages in the valuation of businesses and their securities in connection with mergers and acquisitions. The Frontier Board of Directors selected Lazard to act as its financial advisor on the basis of Lazard's international reputation, Frontier's prior relationship with Lazard and Lazard's familiarity with Frontier. Lazard has in the past and is currently providing investment banking services to Frontier, for which it has received or will receive customary fees. On May 1, 1995, Lazard statutorily converted from a limited partnership to a limited liability company.

    Pursuant to a letter agreement dated January 13, 1995 between Frontier and Lazard, Lazard agreed to act as financial advisor to Frontier in connection with the Merger. Frontier agreed to pay Lazard a cash fee equal to $4.5 million, of which $1.5 million was paid upon execution of the Merger Agreement, with the remainder payable upon closing of the Merger. Frontier also agreed to indemnify Lazard and certain related persons against certain liabilities, including liabilities under the federal securities laws, relating to, or arising out of, its engagement.

    As noted under the caption "-- Recommendation of the Frontier Board of Directors; Reasons for the Merger", the fairness opinion of Lazard was only one of many factors considered by the Frontier Board of Directors in determining to approve the Merger Agreement.

ALC FINANCIAL FORECAST DATA

    ALC DOES NOT AS A MATTER OF COURSE PUBLICLY DISCLOSE FORECASTS AS TO ITS FUTURE REVENUES, EARNINGS OR OTHER FINANCIAL INFORMATION. CERTAIN FORECASTS FOR THE YEARS 1995 AND 1996 WERE PREPARED BY MANAGEMENT OF ALC AND FURNISHED TO FRONTIER IN CONNECTION WITH THE NEGOTIATION OF THE TERMS OF THE MERGER. SUCH FORECASTS ARE BEING SUMMARIZED BELOW SOLELY BECAUSE THEY WERE SO FURNISHED TO FRONTIER, AND THE SUMMARY BELOW SHOULD NOT BE INTERPRETED AS SUGGESTING THAT FRONTIER RELIED SOLELY UPON SUCH FORECASTS IN EVALUATING A TRANSACTION WITH ALC. THESE FORECASTS ARE NOT INCLUDED IN THIS JOINT PROXY
STATEMENT/PROSPECTUS IN ORDER TO INDUCE ANY SHAREHOLDER TO VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT OR FOR THE ISSUANCE OF SHARES OF FRONTIER COMMON STOCK NECESSARY FOR FRONTIER TO MEET ITS OBLIGATIONS UNDER THE MERGER AGREEMENT OR TO ACQUIRE SECURITIES OF FRONTIER. NONE OF ALC, FRONTIER OR ANY OR THEIR FINANCIAL ADVISORS OR ANY OF THEIR RESPECTIVE DIRECTORS OR OFFICERS ASSUMES ANY RESPONSIBILITY AS A RESULT OF THEIR INCLUSION IN THIS JOINT PROXY STATEMENT/PROSPECTUS FOR THE ACCURACY OF SUCH FORECASTS. THE 1995 AND 1996 FORECASTS WERE BASED UPON A VARIETY OF ASSUMPTIONS, INCLUDING THOSE SET FORTH BELOW. SUCH ASSUMPTIONS INVOLVE JUDGMENTS WITH RESPECT TO, AMONG OTHER THINGS, FUTURE ECONOMIC, COMPETITIVE AND REGULATORY CONDITIONS, FINANCIAL MARKET CONDITIONS AND FUTURE BUSINESS DECISIONS, ALL OF WHICH ARE DIFFICULT OR IMPOSSIBLE TO PREDICT ACCURATELY AND MANY OF WHICH ARE BEYOND THE CONTROL OF ALC. WHILE ALC BELIEVES THAT THE ASSUMPTIONS UNDERLYING THESE FORECASTS ARE REASONABLE, THERE CAN BE NO ASSURANCE THAT THE FORECASTS WILL PROVE TO BE ACCURATE. ACCORDINGLY, IT IS EXPECTED THAT THERE WILL BE DIFFERENCES BETWEEN ACTUAL AND PROJECTED RESULTS, AND ACTUAL RESULTS MAY BE MATERIALLY HIGHER OR LOWER THAN THOSE SHOWN. IN LIGHT OF THE SIGNIFICANT UNCERTAINTIES INHERENT IN FORECASTS OF ANY KIND, THE INCLUSION OF FORECASTS HEREIN SHOULD NOT BE REGARDED AS A REPRESENTATION BY ALC, FRONTIER OR ANY OTHER PERSON THAT THE FORECASTS WILL BE ACHIEVED. INVESTORS ARE CAUTIONED THAT THE FORECASTS ARE NOT TO BE REGARDED AS FACTS AND SHOULD NOT BE RELIED UPON AS AN ACCURATE REPRESENTATION OF FUTURE RESULTS.

    THE FORECASTS BELOW WERE NOT PREPARED WITH A VIEW TO PUBLIC DISCLOSURE OR COMPLIANCE WITH THE PUBLISHED GUIDELINES OF THE COMMISSION REGARDING FORECASTS, NOR WERE THEY PREPARED IN ACCORDANCE WITH THE GUIDELINES ESTABLISHED BY THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS FOR PREPARATION AND PRESENTATION OF FINANCIAL FORECASTS. IN ADDITION, THE FORECASTS DO NOT PURPORT TO PRESENT OPERATIONS IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND HAVE NOT BEEN AUDITED, COMPILED OR OTHERWISE EXAMINED BY ERNST & YOUNG LLP, ALC'S INDEPENDENT ACCOUNTANTS, OR BY ANY OTHER INDEPENDENT ACCOUNTANTS. ACCORDINGLY, NEITHER ERNST & YOUNG LLP, NOR ANY OTHER INDEPENDENT ACCOUNTANTS ASSUME ANY RESPONSIBILITY FOR THE FORECASTS PRESENTED BELOW.

    NEITHER ALC NOR FRONTIER INTENDS PUBLICLY TO UPDATE OR OTHERWISE PUBLICLY TO REVISE THE FORECASTS TO REFLECT CIRCUMSTANCES EXISTING AFTER APRIL 7, 1995, OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS, EVEN IF EXPERIENCE OR FUTURE CHANGES IN ASSUMED CONDITIONS MAKE IT CLEAR THAT THE FORECASTS ARE INACCURATE.

    Material assumptions on which the forecasts presented below are based include the following:

        1. An increase in revenue from 1994 to 1995 of 39.5%, based on increasing traffic growth and the effect of the acquisition of ConferTech, and from 1995 to 1996 of 21.3%, based on increasing traffic growth.

        2. An increase in cost of services, expressed as a percentage of revenues, from the 1994 level of 53.7% to 56.6% in 1995, declining slightly to 56.2% in 1996. The increase is based on the assumption that, despite the increase in traffic growth, there will be a decline in the revenue-per-minute figure due to changes in ALC's customer mix.

        3. A decrease in sales and general administrative expense, as a percentage of revenues, from 25.5% in 1994 to 22.2% in 1995 and 21.6% in 1996, due to the relatively faster growth in revenue than in variable costs over the period.

In general, the overall industry pricing of long distance services has been assumed to remain generally stable from 1994 to 1996 notwithstanding anticipated significant competition in the long-distance market. See "SUMMARY -- Other Significant Considerations".

                      ALC SELECTED FINANCIAL FORECAST DATA
                             (DOLLARS IN THOUSANDS)

                                                           1995        1996
                                                         --------    --------
Revenues..............................................   $792,200    $960,600
EBITDA................................................    168,100     213,600
EBIT..................................................    140,600     180,600
Net Income............................................     82,600     108,800

MERGER CONSIDERATION

    Subject to certain provisions as described herein with respect to shares owned by ALC, Frontier or any subsidiary of ALC or Frontier, and with respect to fractional shares, each issued and outstanding share of ALC Common Stock will be converted into the right to receive from Frontier two fully paid and nonassessable shares of Frontier Common Stock.

    Fractional shares of Frontier Common Stock will not be issued in the Merger. Holders of ALC Common Stock otherwise entitled to a fractional share of Frontier Common Stock will be paid cash in lieu of such fractional share determined and paid as described in "--Fractional Shares" below.

    The Exchange Ratio was determined through negotiations between Frontier and ALC, each of whom was advised with respect to such negotiations by its respective financial advisor. Based on the number of shares of ALC Common Stock and the number of ALC stock options and warrants outstanding on the ALC Record Date, a maximum of 80,039,248 shares of Frontier Common Stock may be issued in respect of shares of ALC Common Stock in the Merger, assuming that all ALC stock options and warrants that are, or prior to the anticipated Effective Time will be, exercisable are exercised prior to the Effective Time, and 3,426,644 additional shares would be reserved for issuance upon exercise of options and warrants assumed by Frontier pursuant to the Merger Agreement.

    Any shares of ALC Common Stock owned by ALC or any of its subsidiaries or by Frontier, Sub or any other subsidiary of Frontier will automatically be cancelled at the Effective Time and will cease to exist.

EFFECTIVE TIME OF THE MERGER

    The Merger will become effective upon the filing and acceptance of the Certificate of Merger with the Secretary of State of the State of Delaware or such later date as is specified in such Certificate. The filing of the Certificate of Merger will occur as soon as practicable following the satisfaction or waiver of the conditions set forth in the Merger Agreement. See "CERTAIN PROVISIONS OF THE MERGER AGREEMENT -- Conditions to the Consummation of the Merger".

    THE MERGER AGREEMENT PROVIDES THAT, SUBJECT TO CERTAIN LIMITATIONS, THE MERGER AGREEMENT MAY BE TERMINATED BY ONE OR ALL PARTIES AT ANY TIME PRIOR TO THE FILING OF THE CERTIFICATE OF MERGER WITH THE DELAWARE SECRETARY OF STATE IF, AMONG OTHER REASONS, THE MERGER HAS NOT BEEN CONSUMMATED ON OR BEFORE DECEMBER 31, 1995, NOTWITHSTANDING APPROVAL OF THE MERGER AGREEMENT BY THE SHAREHOLDERS OF ALL OR ANY OF THE CONSTITUENT CORPORATIONS IN THE MERGER. SEE "CERTAIN PROVISIONS OF THE MERGER AGREEMENT -- TERMINATION".

CONVERSIONS OF SHARES; PROCEDURES FOR EXCHANGE OF CERTIFICATES

    The conversion of ALC Common Stock into the right to receive Frontier Common Stock will occur at the Effective Time of the Merger.

    As soon as reasonably practicable after the Effective Time, The First National Bank of Boston, as Exchange Agent (the "Exchange Agent"), will send a transmittal form (the "Letter of Transmittal") to each holder of ALC Common Stock. The Letter of Transmittal will contain instructions with respect to the surrender of certificates representing ALC Common Stock in exchange for certificates representing the shares of Frontier Common Stock or the amount of cash in lieu of a fractional interest in a share of Frontier Common Stock for which the shares represented by the certificates so surrendered are exchangeable pursuant to the Merger Agreement.

    ALC SHAREHOLDERS SHOULD NOT FORWARD ALC STOCK CERTIFICATES
TO THE EXCHANGE AGENT UNTIL THEY HAVE RECEIVED TRANSMITTAL FORMS.

    As soon as practicable after the Effective Time, each holder of an outstanding certificate or certificates which prior thereto represented shares of ALC Common Stock will, upon surrender to the Exchange Agent of such certificate or certificates and acceptance thereof by the Exchange Agent, be entitled to a certificate or certificates representing the number of full shares of Frontier Common Stock and the amount of cash, if any, into which the aggregate number of shares of ALC Common Stock previously represented by such certificate or certificates surrendered will have been converted. The Exchange Agent will accept such certificates upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. After the Effective Time, there will be no further transfer on the records of ALC or its transfer agent of certificates representing shares of ALC Common Stock and if such certificates are presented for transfer, they will be cancelled against delivery of certificates for Frontier Common Stock (and cash, if any, in lieu of fractional shares of Frontier Common Stock) pursuant to the Merger Agreement. Until surrendered in accordance with the Merger Agreement, each certificate for shares of ALC Common Stock will be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the consideration contemplated by the Merger Agreement. No interest will be paid or will accrue on any cash payable in lieu of any fractional shares of Frontier Common Stock.

    No dividends or other distributions declared or made after the Effective Time with respect to Frontier Common Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered certificate for shares of ALC Common Stock with respect to the shares of Frontier Common Stock represented thereby, and no cash payment in lieu of fractional shares will be paid to any such holder, until the surrender of such certificate in accordance with the Merger Agreement. Subject to the effect of applicable laws, following surrender of any such certificate, there will be paid to the holder of such certificate a certificate or certificates representing whole shares of Frontier Common Stock issued in exchange therefor, without interest, (i) at the time of such surrender or as promptly thereafter as practicable, the amount of any cash payable with respect to a fractional share of Frontier Common Stock to which such holder is entitled pursuant to the Merger Agreement and the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Frontier Common Stock and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and a payment date subsequent to such surrender payable with respect to such whole shares of Frontier Common Stock.

    No dividends or other distributions with respect to Frontier Common Stock with a record date prior to the Effective Time will be paid to holders of shares of ALC Common Stock, notwithstanding that such dividends or other distributions may be made after the Effective Time.

FRACTIONAL SHARES

    No certificates or scrip representing fractional shares of Frontier Common Stock will be issued upon surrender for exchange of certificates formerly representing shares of ALC Common Stock, and such fractional share interests will not entitle the owner thereof to vote or to any rights of a shareholder of Frontier. In lieu of any such fractional shares, each holder of ALC Common Stock upon surrender of a certificate for exchange pursuant to the Merger Agreement will be paid an amount in cash (without interest), rounded to the nearest cent, equal to the product obtained by multiplying the fractional share interest to which such holder would otherwise be entitled (after taking into account all shares of ALC Common Stock then held by such holder) by the closing price for a share of Frontier Common Stock on the NYSE Composite Transactions Tape on the first business day immediately preceding the Effective Time. For this purpose, shares of any holder represented by two or more certificates may be aggregated, and in no event will any holder be paid any amount in respect of more than one share of Frontier Common Stock.

    Frontier and ALC do not presently anticipate that the Merger will result in any fractional share interests in Frontier Common Stock.

CONDUCT OF BUSINESS PENDING MERGER

    Pursuant to the Merger Agreement, each of Frontier and ALC has agreed to carry on its respective businesses and those of its subsidiaries prior to the Effective Time of the Merger in the usual, regular and ordinary course in substantially the same manner as previously conducted and to be subject to certain other restrictions. See "CERTAIN PROVISIONS OF THE MERGER AGREEMENT -- Certain Pre-Closing Covenants".

CONDITIONS TO THE CONSUMMATION OF THE MERGER

    The obligations of Frontier, Sub and ALC to consummate the Merger are subject to various conditions, including, without limitation, obtaining requisite shareholder approval, the authorization for listing on the NYSE of the shares of Frontier Common Stock issuable to ALC shareholders pursuant to the Merger Agreement, obtaining all necessary regulatory approvals, the filing and effectiveness of the Registration Statement, the receipt of letters of independent accountants to Frontier and ALC that the Merger qualifies for "pooling of interests" accounting treatment, the absence of any injunction or other legal restraint or prohibition preventing the consummation of the Merger and the receipt of opinions of counsel in respect of certain federal income tax consequences of the Merger. See "CERTAIN

PROVISIONS OF THE MERGER AGREEMENT -- Conditions to the Consummation of the Merger" and "REGULATORY APPROVALS".

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following discussion summarizes the principal federal income tax consequences associated with the Merger under the Code, assuming that the Merger is consummated as contemplated herein. Because the following discussion does not describe all the potentially relevant tax considerations, each holder of ALC Common Stock should consult its own tax advisor regarding the tax consequences of the Merger in light of such holder's own situation, including the application and effect of any state, local or foreign income and other tax laws. In particular, the discussion set forth below does not discuss the federal income tax considerations relevant to certain persons, including holders of ALC Stock Options or ALC Warrants, and may not apply to certain holders subject to special tax rules including, without limitation, foreign persons, dealers in securities, tax-exempt entities and holders that acquired their ALC Common Stock pursuant to the exercise of employee stock options or otherwise as compensation. No rulings have been or will be requested from the Internal Revenue Service or any other taxing authority with respect to any of the matters discussed herein. The discussion is based upon the federal income tax laws as in effect on the date hereof, and there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements contained herein.

    A. In General. Debevoise & Plimpton, counsel for ALC, and Simpson Thacher & Bartlett (a partnership which includes professional corporations), counsel for Frontier, are each of the opinion that the Merger will constitute a reorganization under Section 368(a) of the Code. THESE OPINIONS ARE BASED ON CERTAIN ASSUMPTIONS AS WELL AS ON REPRESENTATIONS RECEIVED FROM ALC AND FRONTIER. THE FOLLOWING DISCUSSION ASSUMES THE MERGER WILL QUALIFY AS A REORGANIZATION.

    B. Tax Treatment of Holders of ALC Common Stock. Exchanges of ALC Common Stock pursuant to the Merger will have the federal income tax consequences described below. The discussion below assumes that the ALC Common Stock exchanged by each holder in the Merger is held as a capital asset.

    1. Exchange of ALC Common Stock Solely for Frontier Common Stock. A holder that exchanges all of its ALC Common Stock solely for Frontier Common Stock in the Merger will not recognize gain or loss on the exchange. The aggregate adjusted tax basis of the Frontier Common Stock received will be equal to the aggregate adjusted tax basis of the ALC Common Stock exchanged (reduced by the basis allocated to fractional shares, if any), and the holding period of the Frontier Common Stock received will include the holding period of the ALC Common Stock exchanged.

    2. Cash Received in Lieu of Fractional Shares of Frontier Common Stock. No fractional shares of Frontier Common Stock will be issued in the Merger. A holder that receives cash in lieu of a fractional share of Frontier Common Stock will be treated as having received such fractional share of Frontier Common Stock and having sold it to Frontier. The holder generally will recognize capital gain or loss equal to the difference between the basis for the fractional share of Frontier Common Stock and the cash received in the deemed sale to Frontier of such share.

    C. Tax Treatment of Frontier, Sub and ALC. No gain or loss will be recognized by Frontier, Sub or ALC as a result of the Merger.

ANTICIPATED ACCOUNTING TREATMENT

    The Merger is expected to qualify as a "pooling of interests" for accounting and financial reporting purposes. Under this method of accounting, the recorded assets and liabilities of Sub and ALC will be carried forward to the combined corporation at their recorded amounts; income of the combined corporation will include income of Sub and ALC for the entire fiscal year in which the combination occurs; and the reported income of the separate corporations for prior periods will be combined and restated as income of the combined corporation.

    The Merger Agreement provides that a condition to the consummation of the Merger is the receipt of letters from the independent accountants of each of Frontier and ALC to the effect that the Merger qualifies for "pooling of interests" accounting treatment. In the event such condition is not met, the Merger would not be consummated unless the condition were waived by each party to the Merger Agreement.

EFFECT ON OPTIONS, WARRANTS AND EMPLOYEE BENEFIT PLANS

    At the Effective Time, outstanding ALC Stock Options and ALC Warrants will be assumed by Frontier. Each ALC Stock Option shall be deemed to constitute an option to acquire, and each ALC Warrant shall be deemed to constitute a warrant to acquire, on the same terms and conditions as were applicable under such ALC Stock Option or such ALC Warrant, as the case may be, the same number of shares of Frontier Common Stock as the holder of such ALC Stock Option or such ALC Warrant, as the case may be, would have been entitled to receive pursuant to the Merger had such holder exercised such ALC Stock Option or ALC Warrant in full immediately prior to the Effective Time, at a price per share equal to (y) the aggregate exercise price for the shares of ALC Common Stock otherwise purchasable pursuant to such ALC Stock Option or ALC Warrant divided by (z) the number of full shares of Frontier Common Stock deemed purchasable pursuant to such ALC Stock Option or ALC Warrant; provided, however, that in the case of any ALC Stock Option to which Section 421 of the Code applies by reason of its qualification under Section 422 of the Code ("qualified stock options"), the option price, the number of shares purchasable pursuant to such option and the terms and conditions of exercise of such option will be determined in order to comply with Section 424(a) of the Code.

    Under the terms of the Merger Agreement, ALC has agreed that its Board of Directors (and/or the appropriate committee thereof) will take all other actions necessary in order to effectuate the foregoing.

    Under ALC's employee stock option plans, the vesting of all previously unvested ALC Stock Options theretofore granted thereunder will be accelerated as a result of the Merger.

    The Merger Agreement provides that Frontier, following the Effective Time, will establish, or maintain, in good faith, benefit plans for the Surviving Corporation and its subsidiaries effective as of the Effective Time. Frontier and ALC have agreed that, except for ALC Stock Options which are provided for as described above, in the case of employee benefit plans of ALC under which the employee's interests are based upon ALC Common Stock, such interests will be based on Frontier Common Stock in an equitable manner.

    The Merger Agreement also provides that Frontier will take all corporate action necessary to reserve for issuance a sufficient number of shares of Frontier Common Stock for delivery upon exercise of the ALC Stock Options and the ALC Warrants, and further that Frontier will, as soon as practicable after the Effective Time, file one or more registration statements on appropriate forms with respect to such reserved shares of Frontier Stock, and will use its best efforts to maintain the effectiveness of such registration statement or statements for so long as such options and warrants, as applicable, remain outstanding.

    The Merger will not constitute a "change of control" as that term is defined in Frontier's employee stock option and stock incentive plans and thus there will be no acceleration of vesting of any stock options or restricted stock grants previously awarded under Frontier's plans.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

    In addition to (i) shares of ALC Common Stock held by certain executive officers and directors of ALC or Frontier, for which they will receive the same consideration as other shareholders, and (ii) ALC Stock Options held by such persons, which will be adjusted pursuant to the Merger Agreement as described above in "-- Effect on Options, Warrants and Employee Benefit Plans", Frontier has entered into written employment agreements (each an "Employment Agreement") with John M. Zrno, William H. Oberlin and Marvin C. Moses, currently senior executive officers of ALC, under which employment would commence on the closing date of the Merger.

    The Employment Agreements with Mr. Zrno, Mr. Oberlin and Mr. Moses incorporate all the terms and conditions set forth in their current respective Amended and Restated Employment Agreements with ALC subject to the modifications provided in the Employment Agreements.

    Mr. Zrno's Employment Agreement provides that his position with Frontier will be Vice Chairman of the Board of Directors. Mr. Zrno's compensation will be an annual salary of $300,000. No assurances can be given on how long a period Mr. Zrno will serve in this capacity. The agreement provides that if he has not retired or otherwise voluntarily terminated his employment within six months of the Effective Time he will be provided grants of stock options and a bonus under Frontier's short term incentive program and will be eligible to participate in Frontier's retirement and pension plans. The agreement also includes certain non-competition provisions.

    Mr. Oberlin's Employment Agreement provides that his position with Frontier will be President and Chief Operating Officer, as well as being nominated as a member of Frontier's Board of Directors and serving as a member of the Management Executive Team. The term of employment will be extended until January 1, 2000. Mr. Oberlin will receive annual base compensation of $350,000 until December 31, 1996 and annual base compensation of at least $350,000 thereafter and will participate in Frontier's short term incentive program. Mr. Oberlin also will be able to participate in retirement and pension plans maintained by Frontier for its executive employees. In addition, Mr. Oberlin will be granted or have the right to earn, options in Frontier Common Stock under Frontier's Restated Management Stock Incentive Plan if certain performance goals are met and if he remains employed by Frontier. The agreement also includes certain non-competition provisions.

    Mr. Moses' Employment Agreement provides that his position with Frontier will be Executive Vice President and Chief Financial Officer, as well as serving as a member of the Management Executive Team. In addition, subject to certain conditions, he would be nominated, upon Mr. Zrno's retirement, as Mr. Zrno's successor as a member of the Board of Directors. Mr. Moses will receive annual base compensation of $300,000 until December 31, 1996 and annual base compensation of at least $300,000 thereafter. The other terms of Mr. Moses' Employment Agreement are substantially identical to Mr. Oberlin's Employment Agreement.

    The Merger will constitute a "Change of Control Event" under the current respective Amended and Restated Employment Agreements of Mr. Zrno, Mr. Oberlin and Mr. Moses, and accordingly, each such officer will be entitled to terminate voluntarily his employment at any time within 12 months after the Effective Time and receive the same severance package as if his employment were terminated without cause (for a period of two years, the salary and benefits to which such officer would have been entitled had his employment not terminated plus compensation equivalent to the sum of such officer's incentive compensation awards for the immediately preceding two fiscal years). In addition, any ALC Stock Options previously granted to such officer would fully vest and remain exercisable for shares of Frontier Common Stock for at least the succeeding 12 months. Mr. Moses' Employment Agreement additionally provides that if Mr. Moses has not succeeded Mr. Zrno on the Frontier Board of Directors within 12 months after the Effective Time, the period during which Mr. Moses may voluntarily terminate his employment and receive the above-described compensation and benefits is extended for an additional year.

    In addition, Frontier intends after the Effective Time of the Merger to grant options to purchase shares of Frontier Common Stock under its Restated Management Stock Incentive Plan in accordance with its regular business practices to certain other key employees of the Surviving Corporation.

    For a period of seven years after the Effective Time, Frontier has agreed to maintain in effect the current policies of directors' and officers' liability insurance maintained by ALC (or similarly advantageous policies) with respect to claims arising from facts or events that occurred before the Effective Time. Frontier will not, however, be obligated to make any annual premium payments for such insurance to the extent such premiums exceed 200% of the premiums paid by ALC as of the date of the Merger Agreement.

    Frontier also agrees under the Merger Agreement to indemnify, or cause the Surviving Corporation to indemnify, each person who prior to the Effective Time has served as an officer, director or employee of ALC or any of its subsidiaries against (i) all losses, claims, damages, costs, expenses, liabilities or judgments or amounts that are paid in settlement with the approval of Frontier (not to be unreasonably withheld) of or in connection with any claim, action, suit, proceeding, or investigation based in whole or in part on or arising in whole or in part out of the fact that such person is or was a director, officer or employee of ALC or any subsidiary of ALC, whether pertaining to any matter existing or occurring at or prior to the Effective Time and whether asserted or claimed prior to, or at or after, the Effective Time ("Indemnified Liabilities") and (ii) all Indemnified Liabilities based in whole or in part on, or arising in whole or in part out of, or pertaining to the Merger Agreement and the transactions contemplated thereby, in each case to the full extent ALC would have been permitted under Delaware law and its Certificate of Incorporation and bylaws to indemnify such person.

    Additional information relating to executive compensation and various benefit arrangements of ALC is set forth in and incorporated herein by reference to ALC's Annual Report on Form 10-K. See "AVAILABLE INFORMATION" and "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE".

    Information relating to executive compensation and various benefit arrangements of Frontier is set forth in and incorporated herein by reference to Frontier's Annual Report on Form 10-K. See "AVAILABLE INFORMATION" and "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE".

STOCK EXCHANGE LISTING

    It is a condition to the parties' obligations under the Merger Agreement that the shares of Frontier Common Stock issuable pursuant to the Merger Agreement have been approved for listing on the NYSE, subject to official notice of issuance.

RESALE OF FRONTIER COMMON STOCK

    The Frontier Common Stock to be issued pursuant to the Merger will be freely transferable, except that shares issued to any ALC shareholder that may be deemed to be an "affiliate" (used in this paragraph as defined under the Securities Act of 1933, as amended (the "Securities Act"), and generally including, without limitation, directors, certain executive officers and beneficial owners of 10% or more of a class of capital stock) of ALC for purposes of Rule 145 under the Securities Act will not be transferable except in compliance with the Securities Act. This Joint Proxy Statement/Prospectus does not cover resales of Frontier Common Stock received by any person that may be deemed to be an affiliate of ALC. ALC has agreed in the Merger Agreement to use all reasonable efforts to procure written agreements from persons identified by ALC as affiliates of ALC containing appropriate representations and covenants intended to ensure compliance with the Securities Act, as well as to preserve the ability to account for the Merger as a "pooling of interests".

                MANAGEMENT AND DIVIDEND POLICY AFTER THE MERGER

DIRECTORS AFTER THE MERGER

    As provided in the Merger Agreement, as of the Effective Time or as soon thereafter as practicable, the Board of Directors of Frontier will take action to amend Frontier's By-Laws to increase the size of the Board by four directors and to elect four named current members of the Board of Directors of ALC to the newly created vacancies.

    The Frontier Board of Directors has recently taken action to amend Frontier's By-Laws effective as of June 1, 1995 to increase the number of directors of Frontier by one to a total of ten directors, and has elected Robert Holland, Jr. to fill the newly created vacancy, effective the same date.

    Set forth below is certain information about each person who currently is to be a member of the Board of Directors of Frontier following the Effective Time.

                                      YEAR BECAME A
                                DIRECTOR OF FRONTIER (F)                  PRINCIPAL OCCUPATION
    NAME                        OR ALC (A), AS APPLICABLE    AGE       DURING THE PAST FIVE YEARS
- -----------------------------   -------------------------    ---   ----------------------------------
Patricia C. Barron...........            1990(F)             52    President, Xerox Engineering
                                                                   Systems, Xerox Corporation since
                                                                   1994. From 1992 to 1994 President,
                                                                   Office Documents Products
                                                                   Division, Xerox Corporation and
                                                                   prior to 1992 a Vice President of
                                                                   Xerox. Director of Quaker Chemical
                                                                   Corporation and Reynolds Metals
                                                                   Company.
Ronald L. Bittner............            1989(F)             53    Chairman, President and CEO of
                                                                   Frontier since 1993, President and
                                                                   CEO from 1992 to 1993 and
                                                                   Executive Vice President and
                                                                   President--Telecommunications
                                                                   Group from 1988 to 1992. Director
                                                                   of Dynatech, Inc.
Raul E. Cesan................            1995(F)             47    Executive Vice President and
                                                                   President, Pharmaceuticals,
                                                                   Schering-Plough Corporation since
                                                                   1994. President, Schering-Plough
                                                                   Laboratories--U.S. Pharmaceuticals
                                                                   Operations from 1992 to 1994 and
                                                                   from 1988 to 1992 President,
                                                                   Schering-Plough International.
Brenda E. Edgerton...........            1993(F)             46    Vice President, Finance--U.S.
                                                                   Soup, Campbell Soup Company since
                                                                   1994 and from 1989 to 1994 Vice
                                                                   President and Treasurer, Campbell
                                                                   Soup Company.
Jairo A. Estrada.............            1989(F)             47    Chairman of the Board and CEO,
                                                                   Garden Way Incorporated. Director
                                                                   of Garden Way Incorporated and The
                                                                   Chase Manhattan Corporation.
Michael E. Faherty...........            1992(A)             60    Business Consultant and Contract
                                                                   Executive. Since 1994 Chairman and
                                                                   CEO of ECCS, Inc. Director of
                                                                   Biomagnetic Technologies, Inc.,
                                                                   Banctec, Inc. and ECCS, Inc.

                                      YEAR BECAME A
                                DIRECTOR OF FRONTIER (F)                  PRINCIPAL OCCUPATION
    NAME                        OR ALC (A), AS APPLICABLE    AGE       DURING THE PAST FIVE YEARS
- -----------------------------   -------------------------    ---   ----------------------------------
Daniel E. Gill...............            1981(F)             59    Chairman and CEO of Bausch & Lomb
                                                                   Incorporated. Director of Bausch &
                                                                   Lomb and Reebok International,
                                                                   Ltd.
Alan C. Hasselwander.........            1984(F)             61    Past Chairman of the Board of
                                                                   Frontier; from 1984 to 1992
                                                                   President and CEO.
Robert Holland, Jr...........            1995(F)             55    President and CEO, Ben & Jerry's
                                                                   Homemade, Inc. since February
                                                                   1995. From 1991 to 1995 Chairman
                                                                   and Chief Executive, Rokher-J,
                                                                   Inc. and from 1990 to 1991
                                                                   Chairman, Gilreath Manufacturing,
                                                                   Inc. Director of Middlesex Mutual
                                                                   Assurance Company, Mutual Life
                                                                   Insurance Company of New York,
                                                                   Trumark Inc. and UNC Ventures,
                                                                   Inc..
Douglas H. McCorkindale......            1980(F)             56    Vice Chairman and Chief Financial
                                                                   and Administrative Officer,
                                                                   Gannett Co., Inc. Director of
                                                                   Gannett Co., Inc., Continental
                                                                   Airlines and seven mutual funds in
                                                                   the Prudential Mutual Fund complex
                                                                   of funds.
William H. Oberlin...........            1993(A)             50    Chief Operating Officer of ALC
                                                                   since 1990 and Executive Vice
                                                                   President of ALC since 1988.
Dr. Leo J. Thomas............            1984(F)             58    Executive Vice President, Eastman
                                                                   Kodak Company since 1995; from
                                                                   1994 to 1995 Executive Vice
                                                                   President and President, Imaging;
                                                                   from 1991 to 1994 Group Vice
                                                                   President and President, Imaging
                                                                   and from 1989 to 1991 Group Vice
                                                                   President and General Manager,
                                                                   Health Group. Director of Eastman
                                                                   Kodak Company and John Wiley &
                                                                   Sons, Inc.
Richard J. Uhl...............            1991(A)             54    President and Director, Chicago
                                                                   Holdings, Inc. CEO and Director,
                                                                   Hurrah Stores, Inc. President,
                                                                   Steiner Financial Corporation.
                                                                   Director of Dealers Alliance
                                                                   Credit Corp. and First Merchants
                                                                   Acceptance Corporation.
John M. Zrno.................            1988(A)             56    President and CEO of ALC since
                                                                   1988.

    Additional information about such persons, other than Mr. Holland, is contained, respectively, in Frontier's Proxy Statement relating to its Annual Meeting of Shareowners held on April 26, 1995, relevant portions of which are incorporated herein by reference to Frontier's Annual Report on Form 10-K for the year ended December 31, 1994 and in ALC's Annual Report on Form 10-K for the year ended December 31, 1994, which is also incorporated herein by reference. See "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE" and "AVAILABLE INFORMATION".

MANAGEMENT AFTER THE MERGER

    At this time it is expected that, in connection with the Merger, the Board of Directors of Frontier will take appropriate action such that, as of the Effective Time, the following persons will hold the offices, or executive offices having the functions, set forth below of Frontier.

    NAME                                             OFFICE
- -----------------------------  ---------------------------------------------------
Ronald L. Bittner............  Chairman of the Board and Chief Executive Officer
John M. Zrno.................  Vice Chairman of the Board
William H. Oberlin...........  President and Chief Operating Officer
Marvin C. Moses..............  Executive Vice President and Chief Financial
                               Officer
Louis L. Massaro.............  Executive Vice President and Chief Administrative
                                 Officer
Dale M. Gregory..............  President, Long Distance
Jeremiah T. Carr.............  President, Telephone
James E. Whelehan............  President, Wireless

    Additional information about such persons, other than Mr. Whelehan, is contained, respectively, in Frontier's Proxy Statement relating to its Annual Meeting of Shareowners held on April 26, 1995, relevant portions of which are incorporated herein by reference to Frontier's Annual Report on Form 10-K for the year ended December 31, 1994 and in ALC's Annual Report on Form 10-K for the year ended December 31, 1994, which is also incorporated herein by reference. See "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE" and "AVAILABLE INFORMATION".

    Frontier is a company that intends to continue to grow and evolve. Its organization may change from time to time to accommodate the needs of its business, the development of more precise marketing information or concentrations on specific market segments and sales channels. Consequently, there can be no assurance that the foregoing persons will hold the offices, or executive offices having the functions, set forth above after the Effective Time or that such persons will hold such offices for any particular period of time.

    Neither Frontier nor ALC is aware of any material relationship between Frontier or its directors or executive officers and ALC or its directors or executive officers, except as contemplated by the Merger Agreement or as described herein. In the ordinary course of business, Frontier and ALC do business with one another and are, together with others, joint venturers in telecommunications endeavors. See "THE MERGER -- Background of the Merger".

POST-MERGER DIVIDEND POLICY

    It is the current intention of the Board of Directors of Frontier to continue to declare and pay regular quarterly dividends on the Frontier Common Stock in accordance with past dividend practice. It should be noted that the payment or amount of any future dividends cannot be assured and will be determined by Frontier's Board of Directors in light of the earnings and financial condition of Frontier and its subsidiaries and other factors. In that regard, it should also be noted that Frontier is a holding company and its ability to pay dividends is substantially dependent upon the earnings and available cash flow of its subsidiaries and the availability of such earnings to Frontier by way of dividends, distributions, loans and other advances. There are restrictions on the payment of dividends to Frontier in specified circumstances from Rochester Tel and, following the Effective Time unless eliminated by action on behalf of ALC or Frontier as contemplated in the Merger Agreement, the Surviving Corporation and certain of its subsidiaries. See "DESCRIPTION OF CAPITAL STOCK OF FRONTIER -- Dividend Rights" and "DESCRIPTION OF CAPITAL STOCK OF ALC -- Dividend Rights".

    No dividends or other distributions with respect to Frontier Common Stock with a record date prior to the Effective Time will be paid to holders of shares of ALC Common Stock, notwithstanding that such dividends or other distributions may be made after the Effective Time. Also see "THE MERGER--Conversions of Shares; Procedures for Exchange of Certificates".

               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

    The following unaudited pro forma combined financial statements give effect to the exchange of two shares of Frontier Common Stock for each share of ALC Common Stock pursuant to the Merger Agreement which appears as Annex I to this Joint Proxy Statement/Prospectus. This transaction will be accounted for as a pooling of interests. In addition to ALC, the unaudited pro forma combined financial statements also give effect to the following completed and proposed transactions by Frontier:

    -- The acquisition of WCT at a purchase price of approximately $85.3 million, including acquisition costs and $2.5 million for various non-compete agreements. The transaction is accounted for using the purchase method of accounting. This transaction closed on May 18, 1995.

    -- The acquisition of Enhanced TeleManagement, Inc. ("ETI") at a purchase price of approximately $29 million, including acquisition costs. The transaction is accounted for using the purchase method of accounting. This transaction closed on July 11, 1995.

    -- The acquisition of Schneider Communications, Inc. and its approximately
       81% majority owned subsidiary, LinkUSA Corporation (collectively, "SCI"), at a purchase price of approximately $132.2 million, including acquisition costs and $3.3 million for various non-compete agreements. The transaction will be accounted for using the purchase method of accounting. This transaction is pending.

    With respect to Frontier, the unaudited pro forma combined financial statements are based on the restated financial statements incorporated by reference herein to Frontier's Current Report on Form 8-K dated April 12, 1995, which reflect the acquisition on March 17, 1995 of American Sharecom under the pooling of interests method of accounting, and Frontier's Quarterly Report on Form 10-Q for the three months ended March 31, 1995.

    Frontier has completed a business acquisition and disposition and has pending other business acquisitions expected to be consummated in 1995 which individually and in the aggregate are not significant. As such, pro forma data on these transactions are not presented.

    The unaudited pro forma combined balance sheet presents the financial position of Frontier as of March 31, 1995, assuming that the completed and proposed acquisitions of WCT, ETI and SCI and the proposed Merger with ALC occurred as of March 31, 1995. Such pro forma information is based on the historical balance sheets of Frontier, WCT, ETI, SCI and ALC as of that date.

    The unaudited pro forma combined statements of income reflect the acquisitions by Frontier of WCT, ETI and SCI and the Merger of Frontier and ALC. As required by Rule 11-02 of Regulation S-X, the unaudited pro forma combined statements of income first assume the combination of WCT, ETI and SCI, which are to be accounted for under the purchase method of accounting, as of the beginning of the most recent fiscal year ended December 31, 1994 and the three months ended March 31, 1995 and March 31, 1994. With respect to WCT and ETI, the unaudited pro forma combined statements of income reflect their respective results of operations for the most recent 12 month period ended December 31, 1994 and for the three months ended March 31, 1995 and March 31, 1994. With respect to SCI, the unaudited pro forma combined statements of income reflect its historical results of operations for the year ended December 31, 1994 and for the three months ended March 31, 1995 and March 31, 1994. These pro forma results then assume the Merger with ALC, which is to be accounted for using the pooling of interests method, as of the beginning of the three most recent fiscal years ended December 31, 1994, December 31, 1993 and December 31, 1992, and the three months ended March 31, 1995 and March 31, 1994 to arrive at the unaudited pro forma combined statements of income for Frontier. The unaudited pro forma combined statements of income reflect results of operations of ALC for the most recent fiscal years ended December 31, 1994, December 31, 1993 and December 31, 1992 and for the three months ended March 31, 1995 and March 31, 1994.


    The unaudited pro forma combined financial statements give effect only to the pro forma adjustments, which reflect certain assumptions on the bases described in the notes to these pro forma financial statements. Nonrecurring charges, including legal fees, investment banker fees of approximately $13 million and other professional fees directly attributable to the Merger with ALC, are not included in the unaudited pro forma combined financial statements. In addition, there will be certain other nonrecurring charges that will result from combining operations of the completed and pending acquisitions and the Merger. These other charges, which are not included in the unaudited pro forma combined financial statements, are anticipated to consist primarily of equipment write-offs resulting from duplicative switching and transmission facilities, relocation costs (including lease termination fees), and displaced employee costs. Management is presently studying the integration of operations after the Merger, but other than identifying generally the categories of items that will likely result in such nonrecurring charges, it is too early in the process to make any representation of the amount of such charges with respect to any such category. It is possible that the aggregate amount of such charges may be material. As the nonrecurring charges are incurred, they will be included in the expenses of the combined operations.


    THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS DO NOT REFLECT ANY SYNERGIES ANTICIPATED BY FRONTIER'S MANAGEMENT AS A RESULT OF ANY OR ALL OF THESE COMBINATIONS.

    The unaudited pro forma data is presented for informational purposes only and is not necessarily indicative of the results of operations or financial position which would have been achieved had the transactions been completed as of the beginning of the earliest period presented, nor is it necessarily indicative of Frontier's future results of operations or financial position.

    The unaudited pro forma combined financial statements should be read in conjunction with the historical financial statements of Frontier (as restated to reflect the acquisition of American Sharecom under the pooling of interests method of accounting and reported on Frontier's Current Report on Form 8-K dated April 12, 1995) and of ALC, which are incorporated by reference in this Joint Proxy Statement/Prospectus, and in conjunction with the combined historical and other pro forma financial data, including the notes thereto, appearing elsewhere in this Joint Proxy Statement/Prospectus. See "AVAILABLE INFORMATION" and "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE". The historical financial statements of WCT, ETI and SCI are not required to be presented in this document under Rule 3-05 of Regulation S-X as WCT, ETI and SCI do not qualify as a significant subsidiary as defined in Rule 1-02(w) of Regulation S-X.

                        PRO FORMA COMBINED BALANCE SHEET
                              AS OF MARCH 31, 1995
                                   UNAUDITED
                           (IN THOUSANDS OF DOLLARS)

                                          FRONTIER       WCT          ETI          SCI          ALC        PRO FORMA
                                         HISTORICAL   HISTORICAL   HISTORICAL   HISTORICAL   HISTORICAL   ADJUSTMENTS
                                         ----------   ----------   ----------   ----------   ----------   -----------

ASSETS:
Current Assets:
 Cash and cash equivalents.............  $  316,363    $    812      $3,258      $    470     $   3,016    $ (243,813)(b)(c)(d)
 Short-term investments................         297
 Accounts receivable...................     182,108      31,472       3,826        10,018       103,791        (7,372)(b)(d)
 Material and supplies.................       9,276                      28           392         2,741
 Prepayments and other.................      29,490       5,782         187         3,200        10,371          (110)(b)
                                         ----------   ----------      -----     ----------   ----------   -----------
   Total Current Assets................     537,534      38,066       7,299        14,080       119,919      (251,295)
                                         ----------   ----------      -----     ----------   ----------   -----------
Property, Plant and Equipment:
 Total property, plant and equipment...   1,773,831      42,011       1,174        11,596       154,180         2,828(b)
 Less--Accumulated depreciation........     812,068                                              81,003
                                         ----------   ----------      -----     ----------   ----------   -----------
   Net Property, Plant and Equipment...     961,763      42,011       1,174        11,596        73,177         2,828
                                         ----------   ----------      -----     ----------   ----------   -----------
Goodwill...............................     157,586       1,574                     2,194        89,092       216,698(b)(c)(d)
Deferred and Other Assets..............     136,008      10,449         180         3,819        58,684        20,777(b)(c)(d)
                                         ----------   ----------      -----     ----------   ----------   -----------
   Total Assets........................  $1,792,891    $ 92,100      $8,653      $ 31,689     $ 340,872    $  (10,992)
                                         ----------   ----------      -----     ----------   ----------   -----------
                                         ----------   ----------      -----     ----------   ----------   -----------
LIABILITIES AND SHAREOWNERS' EQUITY:
Current Liabilities:
 Accounts payable......................  $  146,087    $ 40,702      $3,366      $ 11,948     $ 104,003    $   15,926(b)(c)(d)
 Notes payable.........................          58      13,878          37
 Advance billings......................      11,614                     735           185
 Dividends payable.....................      17,041
 Long-term debt due within one year....       4,404       6,078                                     237
 Taxes accrued.........................      33,426                      57         3,588        13,986        (3,588)(d)
 Interest accrued......................      11,613
                                         ----------   ----------      -----     ----------   ----------   -----------
   Total Current Liabilities...........     224,243      60,658       4,195        15,721       118,226        12,338
                                         ----------   ----------      -----     ----------   ----------   -----------
Long-Term Debt.........................     567,090      19,652         104         4,596        88,514         2,911(b)
Deferred Income Taxes..................     108,497                      19          (978)                      1,970(c)(d)
Deferred Employee Benefit
Obligations............................      49,320         249                                                    15(b)
Minority Interests.....................         351
Shareowners' Equity:
 Common Stock..........................      81,871      23,744       2,142             1           337        52,513(a)(b)(c)(d)
 Capital in excess of par value........     258,438                                 1,000       152,102       (79,400)(a)(b)(c)(d)
 Retained earnings (Accumulated
deficit)...............................     480,451     (12,203)      2,193        11,349       (18,307)       (1,339)(a)(b)(c)(d)
                                         ----------   ----------      -----     ----------   ----------   -----------
                                            820,760      11,541       4,335        12,350       134,132       (28,226)
Less--Treasury stock at cost...........         147
                                         ----------   ----------      -----     ----------   ----------   -----------
Common Shareowner's Equity.............     820,613      11,541       4,335        12,350       134,132       (28,226)
Preferred Stock........................      22,777
                                         ----------   ----------      -----     ----------   ----------   -----------
Total Shareowners' Equity..............     843,390      11,541       4,335        12,350       134,132       (28,226)
                                         ----------   ----------      -----     ----------   ----------   -----------
   Total Liabilities and Shareowners'
Equity.................................  $1,792,891    $ 92,100      $8,653      $ 31,689     $ 340,872    $  (10,992)
                                         ----------   ----------      -----     ----------   ----------   -----------
                                         ----------   ----------      -----     ----------   ----------   -----------



































                                         PRO FORMA
                                          COMBINED
                                         ----------
ASSETS:
Current Assets:
 Cash and cash equivalents.............  $   80,106
 Short-term investments................         297
 Accounts receivable...................     323,843
 Material and supplies.................      12,437
 Prepayments and other.................      48,920
                                         ----------
   Total Current Assets................     465,603
                                         ----------
Property, Plant and Equipment:
 Total property, plant and equipment...   1,985,620
 Less--Accumulated depreciation........     893,071
                                         ----------
   Net Property, Plant and Equipment...   1,092,549
                                         ----------
Goodwill...............................     467,144
Deferred and Other Assets..............     229,917
                                         ----------
   Total Assets........................  $2,255,213
                                         ----------
                                         ----------
LIABILITIES AND SHAREOWNERS' EQUITY:
Current Liabilities:
 Accounts payable......................  $  322,032
 Notes payable.........................      13,973
 Advance billings......................      12,534
 Dividends payable.....................      17,041
 Long-term debt due within one year....      10,719
 Taxes accrued.........................      47,469
 Interest accrued......................      11,613
                                         ----------
   Total Current Liabilities...........     435,381
                                         ----------
Long-Term Debt.........................     682,867
Deferred Income Taxes..................     109,508
Deferred Employee Benefit
Obligations............................      49,584
Minority Interests.....................         351
Shareowners' Equity:
 Common Stock..........................     160,608
 Capital in excess of par value........     332,140
 Retained earnings (Accumulated
deficit)...............................     462,144
                                         ----------
                                            954,892
Less--Treasury stock at cost...........         147
                                         ----------
Common Shareowner's Equity.............     954,745
Preferred Stock........................      22,777
                                         ----------
Total Shareowners' Equity..............     977,522
                                         ----------
   Total Liabilities and Shareowners'
Equity.................................  $2,255,213
                                         ----------
                                         ----------

  See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

                     PRO FORMA COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1994
                                   UNAUDITED
                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

                                                                                           FRONTIER/WCT/
                                                                                              ETI/SCI
                         FRONTIER       WCT          ETI          SCI        PRO FORMA       PRO FORMA        ALC        PRO FORMA
                        HISTORICAL   HISTORICAL   HISTORICAL   HISTORICAL   ADJUSTMENTS      COMBINED      HISTORICAL   ADJUSTMENTS
                        ----------   ----------   ----------   ----------   -----------    -------------   ----------   -----------
Revenues and Sales....  $1,108,109    $ 131,197    $ 28,751     $ 76,615                    $ 1,344,672     $ 567,824
                        ----------   ----------   ----------   ----------   -----------    -------------   ----------        --

Costs and Expenses:
 Operating expenses...     677,856      132,267      28,204       62,021     $  13,148(b)(c)(d) 913,496       448,272
 Cost of goods sold...      18,850                      194                                      19,044
 Depreciation.........     119,252        3,966         252        3,802                        127,272        11,426
 Taxes other than
   income taxes.......      47,050          367          74        2,430                         49,921         1,453
                        ----------   ----------   ----------   ----------   -----------    -------------   ----------        --
   Total Costs and
Expenses..............     863,008      136,600      28,724       68,253        13,148        1,109,733       461,151
                        ----------   ----------   ----------   ----------   -----------    -------------   ----------        --
Operating Income
(Loss)................     245,101       (5,403)         27        8,362       (13,148)         234,939       106,673

Interest expense......      43,741        4,134          12        1,038        17,066(b)(c)(d)  65,991         7,570
Other income and
 expense:
 Allowance for funds
   used during
construction..........       1,096                                                                1,096
 Gain on sale of
assets/subsidiaries...      10,063                                 1,076                         11,139            13
 Equity earnings from
   unconsolidated
   interests in
wireless interests....       3,185                                                                3,185
Other income
(expense), net........     (20,277)         194         223          237                        (19,623)        1,788
                        ----------   ----------   ----------   ----------   -----------    -------------   ----------        --
Income (Loss) Before
Taxes.................     195,427       (9,343)        238        8,637       (30,214)         164,745       100,904
Income taxes
(benefit).............      72,503       (1,694)        121        3,961        (8,572)(b)(c)(d) 66,319        36,575
                        ----------   ----------   ----------   ----------   -----------    -------------   ----------        --
Consolidated Income
 (Loss) From
 Continuing
Operations............     122,924       (7,649)        117        4,676       (21,642)          98,426        64,329
Dividends on preferred
stock.................       1,186                                                                1,186
                        ----------   ----------   ----------   ----------   -----------    -------------   ----------        --
Income (Loss)
 Applicable to Common
Stock.................  $  121,738    $  (7,649)   $    117     $  4,676     $ (21,642)     $    97,240     $  64,329
                        ----------   ----------   ----------   ----------   -----------    -------------   ----------        --
                        ----------   ----------   ----------   ----------   -----------    -------------   ----------        --

EARNINGS PER COMMON
 SHARE

                                                                                           FRONTIER/WCT/
                                                                                              ETI/SCI
                         FRONTIER                                                            PRO FORMA
                        HISTORICAL                                                           COMBINED
                        ----------                                                         -------------
Primary:
 Income applicable to
common stock..........  $  121,738                                                          $    97,240
 Average common shares
outstanding...........      81,285                                                               81,285
                        ----------                                                         -------------
Earnings Per Common
Share--Primary........  $     1.50                                                          $      1.20
                        ----------                                                         -------------
                        ----------                                                         -------------
Fully Diluted:
 Adjusted income
   applicable to
common stock..........  $  122,098                                                          $    97,600
 Adjusted average
   common shares
outstanding...........      81,783                                                               81,783
                        ----------                                                         -------------
Earnings Per Common
Share--Fully
Diluted...............  $     1.49                                                          $      1.19
                        ----------                                                         -------------
                        ----------                                                         -------------










                        PRO FORMA
                         COMBINED
                        ----------
Revenues and Sales....  $1,912,496

                        ----------
Costs and Expenses:
 Operating expenses...   1,361,768
 Cost of goods sold...      19,044
 Depreciation.........     138,698
 Taxes other than
   income taxes.......      51,374

                        ----------
   Total Costs and
Expenses..............   1,570,884

                        ----------
Operating Income
(Loss)................     341,612
Interest expense......      73,561
Other income and
 expense:
 Allowance for funds
   used during
construction..........       1,096
 Gain on sale of
assets/subsidiaries...      11,152
 Equity earnings from
   unconsolidated
   interests in
wireless interests....       3,185
Other income
(expense), net........     (17,835)

                        ----------
Income (Loss) Before
Taxes.................     265,649
Income taxes
(benefit).............     102,894

                        ----------
Consolidated Income
 (Loss) From
 Continuing
Operations............     162,755
Dividends on preferred
stock.................       1,186

                        ----------
Income (Loss)
 Applicable to Common
Stock.................  $  161,569

                        ----------
                        ----------
EARNINGS PER COMMON
 SHARE

                        PRO FORMA
                         COMBINED
                        ----------
Primary:
 Income applicable to
common stock..........  $  161,569
 Average common shares
outstanding...........     160,022
                        ----------
Earnings Per Common
Share--Primary........  $     1.01
                        ----------
                        ----------
Fully Diluted:
 Adjusted income
   applicable to
common stock..........  $  161,929
 Adjusted average
   common shares
outstanding...........     160,520
                        ----------
Earnings Per Common
Share--Fully
Diluted...............  $     1.01
                        ----------
                        ----------

  See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

                     PRO FORMA COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1993
                                   UNAUDITED
                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

                                                 FRONTIER        ALC         PRO FORMA     PRO FORMA
                                                HISTORICAL    HISTORICAL    ADJUSTMENTS     COMBINED
                                                ----------    ----------    -----------    ----------
Revenues and Sales...........................   $1,007,394     $ 436,432                   $1,443,826
                                                ----------    ----------         --        ----------

Costs and Expenses:
  Operating expenses.........................      613,988       354,563                      968,551
  Cost of goods sold.........................       20,819                                     20,819
  Depreciation...............................      116,491         9,776                      126,267
  Taxes other than income taxes..............       47,476         2,862                       50,338
  Software write-off.........................        3,300                                      3,300
                                                ----------    ----------         --        ----------
    Total Costs and Expenses.................      802,074       367,201                    1,169,275
                                                ----------    ----------         --        ----------
Operating Income.............................      205,320        69,231                      274,551

Interest expense.............................       46,648        11,026                       57,674
Other income and expense:
  Allowance for funds used during
construction.................................        1,330                                      1,330
  Gain (loss) on sale of
assets/subsidiaries..........................        4,449           (27)                       4,422
  Equity earnings from unconsolidated
    interests in wireless interests..........        1,296                                      1,296
Other income (expense), net..................      (21,656)          248                      (21,408)
                                                ----------    ----------         --        ----------
Income Before Taxes..........................      144,091        58,426                      202,517
Income taxes.................................       54,758        18,750                       73,508
                                                ----------    ----------         --        ----------
Consolidated Income From Continuing
Operations...................................       89,333        39,676                      129,009
Dividends/accretion of discount/accretion of
contract payment on preferred stock..........        1,187           817                        2,004
                                                ----------    ----------         --        ----------
Income Applicable to Common Stock............   $   88,146     $  38,859                   $  127,005
                                                ----------    ----------         --        ----------
                                                ----------    ----------         --        ----------

EARNINGS PER COMMON SHARE

                                                 FRONTIER                                  PRO FORMA
                                                HISTORICAL                                  COMBINED
                                                ----------                                 ----------
Primary:
  Income applicable to common stock..........   $   88,146                                 $  127,005
  Average common shares outstanding..........       76,163                                    154,900
                                                ----------                                 ----------
Earnings Per Common Share--Primary...........   $     1.16                                 $      .82
                                                ----------                                 ----------
                                                ----------                                 ----------
Fully Diluted:
  Adjusted income applicable to common
stock........................................   $   88,505                                 $  127,364
  Adjusted average common shares
outstanding..................................       76,682                                    155,419
                                                ----------                                 ----------
Earnings Per Common Share--Fully Diluted        $     1.15                                 $      .82
                                                ----------                                 ----------
                                                ----------                                 ----------

  See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

                     PRO FORMA COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1992
                                   UNAUDITED
                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

                                                   FRONTIER        ALC         PRO FORMA     PRO FORMA
                                                  HISTORICAL    HISTORICAL    ADJUSTMENTS     COMBINED
                                                  ----------    ----------    -----------    ----------
Revenues and Sales.............................    $880,141      $376,064                    $1,256,205
                                                  ----------    ----------         --        ----------

Costs and Expenses:
  Operating expenses...........................     516,891       325,100                       841,991
  Cost of goods sold...........................      21,634                                      21,634
  Depreciation.................................     115,682         9,372                       125,054
  Taxes other than income taxes................      44,947           608                        45,555
                                                  ----------    ----------         --        ----------
    Total Costs and Expenses...................     699,154       335,080                     1,034,234
                                                  ----------    ----------         --        ----------
Operating Income...............................     180,987        40,984                       221,971

Interest expense...............................      50,217        17,088                        67,305
Other income and expense:
  Allowance for funds used during
construction...................................       1,309                                       1,309
  Gain (loss) on sale of assets/subsidiaries...                      (699)                         (699)
  Equity loss from unconsolidated interests in
wireless interests.............................        (661)                                       (661)
Other income (expense), net....................     (13,524)          329                       (13,195)
                                                  ----------    ----------         --        ----------
Income Before Taxes............................     117,894        23,526                       141,420
Income taxes...................................      44,067         9,700                        53,767
                                                  ----------    ----------         --        ----------
Consolidated Income From Continuing
Operations.....................................      73,827        13,826                        87,653
Dividends/accretion of discount/accretion of
contract payment on preferred stock............       1,188         4,382                         5,570
                                                  ----------    ----------         --        ----------
Income Applicable to Common Stock..............    $ 72,639      $  9,444                    $   82,083
                                                  ----------    ----------         --        ----------
                                                  ----------    ----------         --        ----------

EARNINGS PER COMMON SHARE

                                                   FRONTIER                                  PRO FORMA
                                                  HISTORICAL                                  COMBINED
                                                  ----------                                 ----------
Primary:
  Income applicable to common stock............    $ 72,639                                  $   82,083
  Average common shares outstanding............      75,348                                     154,085
                                                  ----------                                 ----------
Earnings Per Common Share--Primary.............    $    .96                                  $      .53
                                                  ----------                                 ----------
                                                  ----------                                 ----------
Fully Diluted:
  Adjusted income applicable to common stock...    $ 73,009                                  $   82,453
  Adjusted average common shares outstanding...      75,876                                     154,613
                                                  ----------                                 ----------
Earnings Per Common Share--Fully Diluted           $    .96                                  $      .53
                                                  ----------                                 ----------
                                                  ----------                                 ----------

  See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

                     PRO FORMA COMBINED STATEMENT OF INCOME
                   FOR THE THREE MONTHS ENDED MARCH 31, 1995
                                   UNAUDITED
                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

                                                                                                     FRONTIER/WCT/
                                                                                                        ETI/SCI
                            FRONTIER       WCT          ETI          SCI        PRO FORMA              PRO FORMA        ALC
                           HISTORICAL   HISTORICAL   HISTORICAL   HISTORICAL   ADJUSTMENTS             COMBINED      HISTORICAL
                           ----------   ----------   ----------   ----------   -----------           -------------   ----------
Revenues and Sales.......   $ 283,418    $  40,443    $   8,020    $  21,646                           $ 353,527      $ 177,753
                           ----------   ----------   ----------   ----------       -----                  ------     ----------

Costs and Expenses:
 Operating expenses......     179,309       38,396        7,539       17,224     $ 3,287(b)(c)(d)        245,755        140,005
 Cost of goods sold......       4,133                        85                                            4,218
 Depreciation............      29,911        1,495           74        1,095                              32,575          3,486
 Taxes other than income
taxes....................      10,628          144           15          620                              11,407            963
 Acquisition related
charges..................       4,750                                                                      4,750
                           ----------   ----------   ----------   ----------       -----                  ------     ----------
   Total Costs and
Expenses.................     228,731       40,035        7,713       18,939       3,287                 298,705        144,454
                           ----------   ----------   ----------   ----------       -----                  ------     ----------
Operating Income
(Loss)...................      54,687          408          307        2,707      (3,287)                 54,822         33,299

Interest expense.........      11,704        1,665            4          304       5,333(b)(c)(d)         19,010          2,162
Other income and expense:
 Allowance for funds used
   during construction...         326                                                                        326
 Gain (loss) on sale of
assets/subsidiaries......       4,826                                    (13)                              4,813             (1)
 Equity earnings from
   unconsolidated
   interests in wireless
interests................         396                                                                        396
Other income (expense),
net......................       1,948           73           67           (6)                              2,082            714
                           ----------   ----------   ----------   ----------       -----                  ------     ----------
Income (Loss) Before
Taxes....................      50,479       (1,184)         370        2,384      (8,620)                 43,429         31,850
Income taxes (benefit)...      18,804                       143        1,038      (2,516)(b)(c)(d)        17,469         11,875
                           ----------   ----------   ----------   ----------       -----                  ------     ----------
Consolidated Income
 (Loss) From Continuing
Operations...............      31,675       (1,184)         227        1,346      (6,104)                 25,960         19,975
Dividends on preferred
stock....................         297                                                                        297
                           ----------   ----------   ----------   ----------       -----                  ------     ----------
Income (Loss) Applicable
 to Common Stock.........   $  31,378    $  (1,184)   $     227    $   1,346     $(6,104)              $  25,663      $  19,975
                           ----------   ----------   ----------   ----------       -----                  ------     ----------
                           ----------   ----------   ----------   ----------       -----                  ------     ----------

EARNINGS PER COMMON SHARE

                                                                                                     FRONTIER/WCT/
                                                                                                        ETI/SCI
                            FRONTIER                                                                   PRO FORMA
                           HISTORICAL                                                                  COMBINED
                           ----------                                                                -------------
Primary:
 Income applicable to
common stock.............   $  31,378                                                                  $  25,663
 Average common shares
outstanding..............      81,932                                                                     81,932
                           ----------                                                                     ------
Earnings Per Common
 Share-- Primary.........   $     .38                                                                  $     .31
                           ----------                                                                     ------
                           ----------                                                                     ------
Fully Diluted:
 Adjusted income
   applicable to common
stock....................   $  31,468                                                                  $  25,753
 Adjusted average common
   shares outstanding....      82,465                                                                     82,465
                           ----------                                                                     ------
Earnings Per Common
 Share--Fully Diluted       $     .38                                                                  $     .31
                           ----------                                                                     ------
                           ----------                                                                     ------












                            PRO FORMA     PRO FORMA
                           ADJUSTMENTS    COMBINED
                           ------------   ---------
Revenues and Sales.......                 $531,280
                                 --       ---------
Costs and Expenses:
 Operating expenses......                  385,760
 Cost of goods sold......                    4,218
 Depreciation............                   36,061
 Taxes other than income
taxes....................                   12,370
 Acquisition related
charges..................                    4,750
                                 --       ---------
   Total Costs and
Expenses.................                  443,159
                                 --       ---------
Operating Income
(Loss)...................                   88,121
Interest expense.........                   21,172
Other income and expense:
 Allowance for funds used
   during construction...                      326
 Gain (loss) on sale of
assets/subsidiaries......                    4,812
 Equity earnings from
   unconsolidated
   interests in wireless
interests................                      396
Other income (expense),
net......................                    2,796
                                 --       ---------
Income (Loss) Before
Taxes....................                   75,279
Income taxes (benefit)...                   29,344
                                 --       ---------
Consolidated Income
 (Loss) From Continuing
Operations...............                   45,935
Dividends on preferred
stock....................                      297
                                 --       ---------
Income (Loss) Applicable
 to Common Stock.........                 $ 45,638
                                 --       ---------
                                 --       ---------
EARNINGS PER COMMON SHARE

                                          PRO FORMA
                                          COMBINED
                                          ---------
Primary:
 Income applicable to
common stock.............                 $ 45,638
 Average common shares
outstanding..............                  160,669
                                          ---------
Earnings Per Common
 Share-- Primary.........                 $    .28
                                          ---------
                                          ---------
Fully Diluted:
 Adjusted income
   applicable to common
stock....................                 $ 45,728
 Adjusted average common
   shares outstanding....                  161,202
                                          ---------
Earnings Per Common
 Share--Fully Diluted                     $    .28
                                          ---------
                                          ---------

  See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

                     PRO FORMA COMBINED STATEMENT OF INCOME
                   FOR THE THREE MONTHS ENDED MARCH 31, 1994
                                   UNAUDITED
                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

                                                                                         FRONTIER/WCT/
                                                                                            ETI/SCI
                           FRONTIER      WCT         ETI         SCI       PRO FORMA       PRO FORMA       ALC       PRO FORMA
                          HISTORICAL  HISTORICAL  HISTORICAL  HISTORICAL  ADJUSTMENTS      COMBINED     HISTORICAL  ADJUSTMENTS
                          ----------  ----------  ----------  ----------  -----------    -------------  ----------  -----------
Revenues and Sales.....    $ 272,103   $  27,035    $6,685     $  18,897                   $ 324,720     $ 129,789
                          ----------  ----------     -----    ----------  -----------    -------------  ----------  -----------

 Costs and Expenses:
 Operating expenses....      171,877      25,676     6,736        16,208    $ 3,287(b)(c)(d) 223,784       103,288
 Cost of goods sold....        6,381                    25                                     6,406
 Depreciation..........       29,539         547        56           866                      31,008         2,668
 Taxes other than
   income taxes........       12,086          89        12           582                      12,769          (780)
                          ----------  ----------     -----    ----------  -----------    -------------  ----------  -----------
   Total Costs and
Expenses...............      219,883      26,312     6,829        17,656      3,287          273,967       105,176
                          ----------  ----------     -----    ----------  -----------    -------------  ----------  -----------
Operating Income
(Loss).................       52,220         723      (144)        1,241     (3,287)          50,753        24,613

Interest expense.......       10,980         736                     303      4,266(b)(c)(d)  16,285         2,045
Other income and
 expense:
 Allowance for funds
   used during
construction...........          276                                                             276
 Gain on sale of
assets/subsidiaries....                                            1,038                       1,038            98
 Equity earnings from
   unconsolidated
   interests in
wireless interests.....          197                                                             197
Other income (expense),
net....................         (837)         24        48           142                        (623)          229
                          ----------  ----------     -----    ----------  -----------    -------------  ----------  -----------
Income (Loss) Before
Taxes..................       40,876          11       (96)        2,118     (7,553)          35,356        22,895
Income taxes
(benefit)..............       15,363           4       (30)          954     (2,142)(b)(c)(d) 14,149         8,250
                          ----------  ----------     -----    ----------  -----------    -------------  ----------  -----------
Consolidated Income
 (Loss) From Continuing
Operations.............       25,513           7       (66)        1,164     (5,411)          21,207        14,645
Dividends on preferred
stock..................          297                                                             297
                          ----------  ----------     -----    ----------  -----------    -------------  ----------  -----------
Income (Loss)
 Applicable to Common
Stock..................    $  25,216   $       7    $  (66)    $   1,164    $(5,411)       $  20,910     $  14,645
                          ----------  ----------     -----    ----------  -----------    -------------  ----------  -----------
                          ----------  ----------     -----    ----------  -----------    -------------  ----------  -----------

EARNINGS PER COMMON SHARE

                                                                                         FRONTIER/WCT/
                                                                                            ETI/SCI
                           FRONTIER                                                        PRO FORMA
                          HISTORICAL                                                       COMBINED
                          ----------                                                     -------------
Primary:
 Income applicable to
common stock...........    $  25,216                                                       $  20,910
 Average common shares
outstanding............       79,303                                                          79,303
                          ----------                                                     -------------
Earnings Per Common
Share--Primary.........    $     .32                                                       $     .26
                          ----------                                                     -------------
                          ----------                                                     -------------
Fully Diluted:
 Adjusted income
   applicable to common
stock..................    $  25,306                                                       $  21,000
 Adjusted average
   common shares
outstanding............       79,809                                                          79,809
                          ----------                                                     -------------
Earnings Per Common
 Share--Fully Diluted      $     .32                                                       $     .26
                          ----------                                                     -------------
                          ----------                                                     -------------











                           PRO FORMA
                           COMBINED
                         -------------
Revenues and Sales.....    $ 454,509
                         -------------
 Costs and Expenses:
 Operating expenses....      327,072
 Cost of goods sold....        6,406
 Depreciation..........       33,676
 Taxes other than
   income taxes........       11,989
                         -------------
   Total Costs and
Expenses...............      379,143
                         -------------
Operating Income
(Loss).................       75,366
Interest expense.......       18,330
Other income and
 expense:
 Allowance for funds
   used during
construction...........          276
 Gain on sale of
assets/subsidiaries....        1,136
 Equity earnings from
   unconsolidated
   interests in
wireless interests.....          197
Other income (expense),
net....................         (394)
                         -------------
Income (Loss) Before
Taxes..................       58,251
Income taxes
(benefit)..............       22,399
                         -------------
Consolidated Income
 (Loss) From Continuing
Operations.............       35,852
Dividends on preferred
stock..................          297
                         -------------
Income (Loss)
 Applicable to Common
Stock..................    $  35,555
                         -------------
                         -------------
EARNINGS PER COMMON SHA

                           PRO FORMA
                           COMBINED
                         -------------
Primary:
 Income applicable to
common stock...........    $  35,555
 Average common shares
outstanding............      158,040
                         -------------
Earnings Per Common
Share--Primary.........    $     .22
                         -------------
                         -------------
Fully Diluted:
 Adjusted income
   applicable to common
stock..................    $  35,645
 Adjusted average
   common shares
outstanding............      158,546
                         -------------
Earnings Per Common
 Share--Fully Diluted      $     .22
                         -------------
                         -------------

  See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.

                          NOTES TO UNAUDITED PRO FORMA
                         COMBINED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION:

    The unaudited pro forma combined statements of income and balance sheet reflect Frontier's completed and proposed acquisitions of WCT, ETI and SCI and the Merger with ALC. As required by Rule 11-02 of Regulation S-X, the unaudited pro forma combined statements of income first assume the combination of WCT, ETI and SCI which are to be accounted for under the purchase method of accounting, as of the beginning of the most recent fiscal year ended December 31, 1994 and the three months ended March 31, 1995 and March 31, 1994. With respect to WCT and ETI, the unaudited pro forma combined statements of income reflect their respective most recent 12 month period ended December 31, 1994 and for the three months ended March 31, 1995 and March 31, 1994. With respect to SCI, the unaudited pro forma combined statements of income reflect its historical results of operations for the year ended December 31, 1994 and for the three months ended March 31, 1995 and March 31, 1994. These pro forma results then assume the Merger with ALC, which is to be accounted for using the pooling of interests method, as of the beginning of the three most recent fiscal years ended December 31, 1994, December 31, 1993 and December 31, 1992, and the three months ended March 31, 1995 and March 31, 1994 to arrive at the unaudited pro forma combined statements of income for Frontier. The unaudited pro forma combined statements of income reflect results of operations of ALC for the most recent fiscal years ended December 31, 1994, December 31, 1993 and December 31, 1992 and for the three months ended March 31, 1995 and March 31, 1994.

    The unaudited pro forma combined balance sheet presents the financial position of Frontier as of March 31, 1995, assuming that the completed and proposed acquisitions of WCT, ETI and SCI and the proposed Merger with ALC occurred as of March 31, 1995. Such pro forma information is based on the historical balance sheets of Frontier, WCT, ETI, SCI and ALC as of that date.

    Frontier's management believes that the assumptions used in preparing the unaudited pro forma combined financial statements provide a reasonable basis for presenting all of the significant effects of its transactions (other than any synergies anticipated by Frontier's management, nonrecurring charges directly attributable to the Merger with ALC and nonrecurring charges that will result from combining operations), that the pro forma adjustments give appropriate effect to those assumptions and that the pro forma adjustments are properly applied in the unaudited pro forma combined financial statements.

    Certain reclassifications have been made to WCT's, ETI's, SCI's and ALC's historical financial statements to conform to Frontier's financial statement presentation.

NOTE 2 - PRO FORMA ADJUSTMENTS:

    Unaudited pro forma adjustments consist of the following:

       a. Merger with ALC

            The pro forma adjustment to the balance sheet reflects the issuance by Frontier of an estimated 78.7 million additional shares of Frontier Common Stock in the Merger, based on the assumption that all outstanding ALC Stock Options and ALC Warrants (other than one series of ALC Warrants which are substantially "out of the money") are exercised for shares of ALC Common Stock prior to the Effective Time and using the "treasury stock" method with respect to the use of the proceeds from such exercises. The pro forma adjustment to the balance sheet reflects the issuance of these shares. The pro forma earnings per share calculation for all periods in which ALC is presented include the 78.7 million additional shares of Frontier Common Stock as outstanding for the entire period.

       b. Acquisition of WCT Communications, Inc.:

            Frontier exchanged approximately $82.8 million in cash, including acquisition costs, in return for the stock of WCT. In addition, an obligation in the amount of $2.5 million for various non-compete agreements will be paid subsequent to the closing. The transaction is accounted for using the purchase method of accounting.

            The purchase price is allocated to the net assets acquired using the assumption that the net book basis of the long term assets is reflective of their fair value. The fair value of the purchased customer base ($6.7 million) is calculated using a discounted cash flow of estimated revenues and expenses based on historical data from WCT and current industry projections. The purchased customer base is amortized over five years. As part of the agreement, non-compete agreements ($2.5 million) were negotiated and are amortized over four to five years. Goodwill ($87.1 million) is calculated as the difference between the purchase price and the fair value of the net assets acquired and is amortized over 25 years.

            The pro forma adjustment to operating expenses in the statement of income for the year ended December 31, 1994 and for the three months ended March 31, 1995 and March 31, 1994, represents the amortization of purchased customer base, non-compete agreements and goodwill. As Frontier did not have enough cash and cash equivalents as of January 1, 1994 to complete the transaction without incurring additional debt, the pro forma adjustment to interest expense in the statement of income for the year ended December 31, 1994 and for the three months ended March 31, 1994 reflects the assumed issuance of approximately $82.8 million in debt securities at Frontier's effective borrowing rate of 7% as of January 1, 1994. Frontier's effective borrowing rate of 8.75% as of January 1, 1995 is used to calculate the pro forma adjustment to interest expense for the three months ended March 31, 1995.

            Frontier's statutory tax rate of 35% is used to calculate the tax effect of the unaudited pro forma combined statement of income adjustments, excluding the impact of nondeductible goodwill.

       c. Acquisition of Enhanced TeleManagement, Inc.:

            Frontier exchanged approximately $29 million in cash, including acquisition costs, in return for the stock of ETI. The transaction is accounted for using the purchase method of accounting.

            The purchase price is allocated to the net assets acquired using the assumption that the net book basis of the long term assets is reflective of their fair value. The fair value of the purchased customer base ($1.8 million) is calculated using a discounted cash flow of estimated revenues and expenses based on historical data from ETI and current industry projections. The purchased customer base is amortized over five years. Goodwill ($24 million) is calculated as the difference between the purchase price and the fair value of the net assets acquired and is amortized over 25 years.

            The pro forma adjustment to operating expenses in the statement of income for the year ended December 31, 1994 and for the three months ended March 31, 1995 and March 31, 1994, represents the amortization of purchased customer base and goodwill. As Frontier did not have enough cash and cash equivalents as of January 1, 1994 to complete the transaction without incurring additional debt, the pro forma adjustment to interest expense in the statement of income for the year ended December 31, 1994 and for the three months ended March 31, 1994 reflects the assumed issuance of approximately $29 million in debt securities at Frontier's effective borrowing rate of 7% as of January 1, 1994. Frontier's effective borrowing rate of 8.75% as of January 1, 1995 is used to calculate the pro forma adjustment to interest expense for the three months ended March 31, 1995.

            Frontier's statutory tax rate of 35% is used to calculate the tax effect of the unaudited pro forma combined statement of income adjustments, excluding the impact of nondeductible goodwill.

       d. Acquisition of Schneider Communications, Inc. and LinkUSA Corporation:

            Frontier will exchange approximately $132 million in cash, including acquisition costs, in return for the stock of Schneider Communications, Inc. and its approximately 81% majority owned subsidiary, LinkUSA Corporation. In addition, an obligation in the amount of $.2 million for a non-compete agreement will be paid subsequent to the closing. The transaction will be accounted for using the purchase method of accounting.

            The purchase price is allocated to the net assets acquired using the assumption that the net book basis of the long term assets is reflective of their fair value. The fair value of the purchased customer base ($7.4 million) is calculated using a discounted cash flow of estimated revenues and expenses based on historical data from SCI and current industry projections. The purchased customer base is amortized over five years. As part of the agreement, non-compete agreements ($3.3 million) were negotiated and are amortized over five years. Goodwill ($105.6 million) is calculated as the difference between the purchase price and the fair value of the net assets acquired and is amortized over 25 years.

            The pro forma adjustment to operating expenses in the statement of income for the year ended December 31, 1994 and for the three months ended March 31, 1995 and March 31, 1994, represents the amortization of purchased customer base, non-compete agreements and goodwill. As Frontier did not have enough cash and cash equivalents as of January 1, 1994 to complete the transaction without incurring additional debt, the pro forma adjustment to interest expense in the statement of income for the year ended December 31, 1994 and for the three months ended March 31, 1994 reflects the assumed issuance of approximately $132 million in debt securities at Frontier's effective borrowing rate of 7% as of January 1, 1994. Frontier's effective borrowing rate of 8.75% as of January 1, 1995 is used to calculate the pro forma adjustment to interest expense for the three months ended March 31, 1995.

            Frontier's statutory tax rate of 35% is used to calculate the tax effect of the unaudited pro forma combined statement of income adjustments, excluding the impact of deductible purchased customer base, non-compete agreements and goodwill which are tax effected at SCI's effective tax rate of 40%.

e. Summary of Pro Forma Adjustments:

    The following table summarizes the pro forma adjustments reflected on the unaudited pro forma combined balance sheet for the completed and proposed transactions outlined above:

                                                                      MARCH 31, 1995
                                                   ----------------------------------------------------
                                                     WCT       ETI       SCI         ALC        TOTAL
                                                   -------   -------   --------   ---------   ---------
Cash:
 Paid at closing.................................  $82,800   $28,958   $132,037               $ 243,795
 Other...........................................       18                                           18
                                                   -------   -------   --------               ---------
                                                    82,818    28,958    132,037                 243,813

Goodwill:                                           87,060    24,045    105,593                 216,698

Deferred and other assets:
 Non-compete agreements..........................    2,500                3,300                   5,800
 Customer base...................................    6,745     1,796      7,410                  15,951
 Other...........................................     (974)                                        (974)
                                                   -------   -------   --------               ---------
                                                     8,271     1,796     10,710                  20,777
Accounts payable:
 Non-compete agreements..........................    2,500                  200                   2,700
 Payables not assumed............................                        (1,249)                 (1,249)
 Other...........................................   13,975       500                             14,475
                                                   -------   -------   --------               ---------
                                                    16,475       500     (1,049)                 15,926
Taxes accrued:
 Liabilities not assumed.........................                        (3,588)                 (3,588)

Deferred income taxes:
 Associated with customer base...................                718                                718
 Assets not acquired.............................                         1,252                   1,252
                                                             -------   --------               ---------
                                                                 718      1,252                   1,970
Other purchase accounting adjustments:
 Accounts receivable.............................   (7,371)                  (1)                 (7,372)
 Prepayments and other...........................     (110)                                        (110)
 Total property, plant and equipment.............    2,828                                        2,828
 Long-term debt..................................    2,911                                        2,911
 Deferred employee benefit obligations...........       15                                           15

Common stock:
 Cancelled.......................................  (23,744)   (2,142)        (1)       (337)    (26,224)
 Issued..........................................                                    78,737      78,737
                                                   -------   -------   --------   ---------   ---------
                                                   (23,744)   (2,142)        (1)     78,400      52,513
Capital in excess of par value:
 Cancelled.......................................                        (1,000)   (152,102)   (153,102)
 Issued..........................................                                    73,702      73,702
                                                                       --------   ---------   ---------
                                                                         (1,000)    (78,400)    (79,400)
Retained earnings (Accumulated deficit):
 Eliminated......................................   12,203    (2,193)   (11,349)                 (1,339)

    The following table summarizes the pro forma adjustments reflected on the unaudited pro forma combined statements of income for the completed and proposed transactions outlined above:

                                                        WCT       ETI      SCI        ALC       TOTAL
                                                       ------    -----    ------    --------    ------
                                                                 THREE MONTHS ENDED 3/31/95
                                                       -----------------------------------------------
Operating expenses:
 Amortization.......................................    1,351      330     1,606                 3,287
 Interest...........................................    1,811      633     2,889                 5,333
 Income taxes.......................................     (634)    (221)   (1,661)               (2,516)


                                                                 THREE MONTHS ENDED 3/31/94
                                                       -----------------------------------------------
Operating expenses:
 Amortization.......................................    1,351      330     1,606                 3,287
 Interest...........................................    1,449      507     2,310                 4,266
 Income taxes.......................................     (507)    (177)   (1,458)               (2,142)

                                                                     YEAR ENDED 12/31/94
                                                       -----------------------------------------------
Operating expenses:
 Amortization.......................................    5,404    1,320     6,424                13,148
 Interest...........................................    5,796    2,027     9,243                17,066
 Income taxes.......................................   (2,029)    (709)   (5,834)               (8,572)

                    STOCK OWNERSHIP OF FRONTIER MANAGEMENT,
                    DIRECTORS AND CERTAIN BENEFICIAL OWNERS

    The following table sets forth the number of shares of Frontier Common Stock beneficially owned by each Frontier director and each person chosen to become a director, by each of the named executive officers, and by directors and executive officers of Frontier as a group and the number of shares of Frontier Common Stock that would be beneficially owned by such persons after the Merger is consummated, in each case based upon information as of May 31, 1995, except as otherwise noted below. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. No director, person chosen to become a director or executive officer beneficially owns more than 1% of the issued and outstanding shares of Frontier Common Stock. As a group, such persons' aggregate beneficial ownership is less than 1% of the issued and outstanding shares of Frontier Common Stock prior to the Merger and would be approximately 3.1% of the issued and outstanding shares of Frontier Common Stock immediately after the Merger.

MANAGEMENT AND DIRECTORS STOCK OWNERSHIP TABLE

                                               BENEFICIAL OWNERSHIP                  BENEFICIAL OWNERSHIP
                                                 PRIOR TO MERGER                       AFTER MERGER(1)
                                        ----------------------------------    ----------------------------------
                                                                  TOTAL                                 TOTAL
                                         COMMON      STOCK      BENEFICIAL     COMMON      STOCK      BENEFICIAL
                                        STOCK(2)   OPTIONS(3)   OWNERSHIP     STOCK(2)   OPTIONS(3)   OWNERSHIP
                                        --------   ----------   ----------    --------   ----------   ----------
Directors and Prospective Directors:
Patricia C. Barron....................     3,303       3,996         7,299       3,303        3,996        7,299
Ronald L. Bittner(4)..................    46,746      70,930       117,676      46,746       70,930      117,676
Raul E. Cesan.........................     2,063           0         2,063       2,063            0        2,063
Brenda E. Edgerton....................     3,900       2,964         6,864       3,900        2,964        6,864
Jairo A. Estrada......................    14,214       3,996        18,210      14,214        3,996       18,210
Michael E. Faherty....................         0           0             0           0       80,000       80,000
Daniel E. Gill........................     4,709       3,996         8,705       4,709        3,996        8,705
Alan C. Hasselwander(5)...............    36,058       1,964        38,022      36,058        1,964       38,022
Robert Holland, Jr.(6)................     1,458           0         1,458       1,458            0        1,458
Douglas H. McCorkindale...............     4,500       3,996         8,496       4,500        3,996        8,496
William H. Oberlin....................         0           0             0           0    1,569,200    1,569,200
Dr. Leo J. Thomas.....................    21,967       3,996        25,963      21,967        3,996       25,963
Richard J. Uhl........................         0           0             0         400       80,000       80,400
John M. Zrno..........................         0           0             0           0    1,600,000    1,600,000

Named Executive Officers:
Ronald L. Bittner(4)..................    46,746      70,930       117,676      46,746       70,930      117,676
Jeremiah T. Carr......................     7,629      18,932        26,561       7,629       18,932       26,561
Dale M. Gregory.......................    17,390      21,198        38,588      19,390       21,198       40,588
Louis L. Massaro......................    11,891      16,932        28,823      11,891       16,932       28,823
John K. Purcell.......................     8,692      19,998        28,690       8,692       19,998       28,690

Directors and Executive Officers as a
Group.................................   239,371     205,566       444,937     243,229    4,522,934    4,766,163

- ------------

(1) In the Merger, it is assumed that each share of ALC Common Stock beneficially owned by Messrs. Faherty, Oberlin, Uhl and Zrno and Marvin C. Moses who is also chosen to be an executive officer of Frontier, as well as the 1,000 shares of ALC Common Stock currently beneficially owned by Mr. Gregory, will be exchanged for shares of Frontier Common Stock and that no ALC Stock Options

                                         (Footnotes continued on following page)

(Footnotes continued from preceding page) or ALC Warrants will be exercised prior to the Effective Time. Information concerning the aggregate number of shares of ALC Common Stock is based on information as of April 7, 1995 and information concerning the beneficial ownership of ALC Common Stock, ALC Stock Options and ALC Warrants is based on information as of April 7, 1995.

(2) Includes all shares that each director, person chosen to become a director or executive officer, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares the power to vote or to direct the voting of such shares or to dispose or to direct the disposition of such shares. However, these amounts do not include shares that each such person has the right to acquire pursuant to options or other rights.

(3) Includes all shares that such persons have the right to acquire within the following 60 days pursuant to options or other rights. These amounts do not include shares that such persons have the right to acquire more than sixty days in the future.

(4) Includes 126 shares owned by the parents of Mr. Bittner's spouse. Mr. Bittner disclaims beneficial ownership of these shares.

(5) Includes 1,400 shares owned by Mr. Hasselwander's spouse. Mr. Hasselwander disclaims beneficial ownership of these shares.

(6) As of June 1, 1995.

    Set forth below is the name, address and stock ownership of each person or group of persons known by Frontier to own beneficially more than 5% of the outstanding shares of Frontier Common Stock.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                                                        BENEFICIAL OWNERSHIP    BENEFICIAL OWNERSHIP
                                                          PRIOR TO MERGER          AFTER MERGER(1)
                                                        --------------------    ---------------------
                                                                     PERCENT                  PERCENT
                 NAME AND ADDRESS OF                     COMMON        OF         COMMON        OF
                  BENEFICIAL OWNER                        STOCK       CLASS       STOCK        CLASS
- -----------------------------------------------------   ---------    -------    ----------    -------
FMR Corp.(2).........................................   5,610,260       6.9%    12,145,860       8.1%
82 Devonshire Street
Boston, Massachusetts 02109
Steven C. Simon(3)...................................   5,226,000       6.4%     5,226,000       3.4%
1300 Nicollet Mall
Minneapolis, Minnesota 55403
James J. Weinert(3)..................................   3,484,000       4.3%     3,484,000       2.3%
1300 Nicollet Mall
Minneapolis, Minnesota 55403

- ------------

(1) In the Merger, it is assumed that no ALC Stock Options or ALC Warrants will be exercised prior to the Effective Time.

(2) FMR Corp. ("FMR") filed with the Commission a Schedule 13G, dated February 13, 1995, stating that it beneficially owned in the aggregate 5,610,260 shares, or approximately 7.67% of Frontier Common Stock outstanding as of December 31, 1994. Of that amount, 4,356,820 shares were beneficially owned by FMR's wholly-owned subsidiary Fidelity Management & Research Company ("Fidelity") (acting as investment advisor) and 1,253,440 shares were beneficially owned by FMR's wholly-owned subsidiary Fidelity Management Trust Company ("Fidelity Trust") (acting as investment manager). All these shares are also deemed beneficially owned by Edward C. Johnson 3d, who is FMR's Chairman and who is also a member of a controlling group with respect to FMR. In its Schedule 13G filing, FMR also disclosed that with respect to the shares it beneficially owns, it has sole voting power with respect to 783,710 shares, sole investment power

                                         (Footnotes continued on following page)

(Footnotes continued from preceding page) with respect to 5,610,260 shares, and no shared voting or shared investment power with respect to any shares.

    FMR filed with the Commission a Schedule 13G, dated February 9, 1995, stating that it beneficially owned in the aggregate 3,267,000 shares, or approximately 11.22% of ALC Common Stock outstanding as of December 31, 1994. Of that amount, 3,191,500 shares were beneficially owned by FMR's wholly-owned subsidiary Fidelity (acting as investment advisor) and 76,300 shares were beneficially owned by FMR'S wholly-owned subsidiary Fidelity Trust (acting as investment manager). All these shares are also deemed beneficially owned by Edward C. Johnson 3d, who is FMR's Chairman and who is also a member of a controlling group with respect to FMR. In its Schedule 13G filing, FMR also disclosed that with respect to the shares it beneficially owns, it has sole voting power with respect to 15,600 shares, sole investment power with respect to 3,267,800 shares, and no shared voting or shared investment power with respect to any shares. It is assumed that these shares would be exchanged for shares of Frontier Common Stock in the Merger.

(3) Steven C. Simon and James J. Weinert, who have expressly affirmed that they together comprise a group in a Schedule 13D, dated March 17, 1995, filed with the Commission, beneficially own approximately 10.6% of the shares of issued and outstanding Frontier Common Stock as a result of Frontier's acquisition of American Sharecom on March 17, 1995 and would beneficially own approximately 5.8% of the shares of Frontier Common Stock outstanding immediately after the Merger under the assumptions set forth in note 1 above.

                    DESCRIPTION OF CAPITAL STOCK OF FRONTIER

    The following statements are brief summaries of certain provisions relating to Frontier's capital stock and are qualified in their entirety by reference to the provisions of Frontier's Restated Certificate of Incorporation, as amended (the "Frontier Charter"), and By-Laws (the "Frontier Bylaws"), which are incorporated by reference as an exhibit to the Registration Statement of which this Joint Proxy Statement/Prospectus is a part.

    Frontier's authorized capitalization presently consists of (i) 300,000,000 shares of Frontier Common Stock, of which 81,864,958 shares were issued and outstanding as of the close of business on April 6, 1995, (ii) 850,000 shares of Cumulative Preferred Stock, par value $100.00 per share ("Frontier Cumulative Preferred Stock"), issuable in series, of which a total of 200,000 shares, constituting four series, were issued and outstanding as of the close of business on April 6, 1995, and (iii) 4,000,000 shares of Class A Preferred Stock, par value $100.00 per share ("Class A Preferred Stock"), which, when issued, will rank junior to the Cumulative Preferred Stock as to dividends or distributions, and upon the liquidation, dissolution and winding up of Frontier. As of the date of this Joint Proxy Statement/Prospectus, no shares of Class A Preferred Stock are issued and outstanding; however, a series of 300,000 shares of Class A Preferred Stock has been established in connection with the Frontier Rights Agreement. See "The Frontier Rights Agreement".

DIVIDEND RIGHTS

    Subject to the terms of any contractual restriction on the declaration or payment of dividends, dividends may be declared and paid on the Frontier Common Stock out of legally available surplus. However, no dividends may be paid on the Frontier Common Stock until accrued and unpaid dividends on the outstanding series of Frontier Cumulative Preferred Stock have been paid or declared and funds set aside for their payment.

    Frontier's ability to pay dividends is substantially dependent upon the earnings and available cash flow of it subsidiaries and the availability of such earnings to Frontier by way of dividends, distributions, loans and other advances. The provisions of the Open Market Plan include the prohibition of dividend payments from Rochester Tel to Frontier in specified circumstances. In addition, unless eliminated by action on behalf of ALC or Frontier as contemplated in the Merger Agreement, after the Effective Time any restrictions on the payment by ALC or any of its subsidiaries of dividends or distributions to its respective shareholders will be applicable to the Surviving Corporation or its subsidiaries, as the case may be. See "DESCRIPTION OF CAPITAL STOCK OF ALC--Dividend Rights".

VOTING RIGHTS

    The holders of Frontier Common Stock have exclusive voting rights of one vote for each share held, subject to the voting rights of the outstanding Frontier Cumulative Preferred Stock described below. The holders of the Frontier Common Stock are not entitled to cumulative voting in the election of directors.

    When four or more quarterly dividends on the Frontier Cumulative Preferred Stock are in arrears, and until such arrearages at full dividend rates have been paid or declared and set apart for payment, the holders of the Cumulative Preferred Stock as a class have the right to elect a majority of the Board of Directors. In such event, the holders of the Frontier Common Stock have the right to elect only the remaining directors.

    In addition, the affirmative vote of various proportions of the Frontier Cumulative Preferred Stock is required to (1) increase the authorized amount of the Frontier Cumulative Preferred Stock; (2) create shares having preferential rights equal or superior to the Frontier Cumulative Preferred Stock; (3) issue any shares of Cumulative Preferred Stock or any shares having preferential rights equal or superior to the Frontier Cumulative Preferred Stock without compliance with certain requirements as to earnings; and (4) create, alter or abolish any voting rights or preferential rights or redemption provisions affecting the Frontier Cumulative Preferred Stock adversely.

    The Board of Directors of Frontier determines the respective rights of the holders of one or more series of the Class A Preferred Stock, which might include: (i) restrictions on dividends on Frontier Common Stock if dividends on the Class A Preferred Stock are in arrears; (ii) dilution of the voting power of the Frontier Common Stock; and (iii) the holders of Frontier Common Stock not being entitled to share in Frontier's assets upon liquidation until satisfaction of any liquidation preference granted to the Class A Preferred Stock.

LIQUIDATION RIGHTS

    On any liquidation of Frontier, the holders of the Frontier Cumulative Preferred Stock are entitled to their full value per share plus accumulated dividends. After satisfaction of outstanding liabilities and of the preferential liquidation rights of the Frontier Cumulative Preferred Stock, the holders of Frontier Common Stock are entitled to share ratably in the distribution of all remaining assets.

PREEMPTIVE RIGHTS

    Holders of Frontier Common Stock have no preemptive rights to purchase any stock issued by Frontier, any securities convertible into such stock, or any rights or options to acquire such stock.

TRANSFER AGENT AND REGISTRAR

    The transfer agent and registrar for the Frontier Common Stock is The First National Bank of Boston, 150 Royall Street, Canton, Massachusetts 02021.

THE FRONTIER RIGHTS AGREEMENT

    On April 9, 1995, the Board of Directors of Frontier declared a dividend of one preferred share purchase right (a "Frontier Right") for each outstanding share of Frontier Common Stock. The dividend was payable on April 24, 1995 to the shareholders of record on that date. Each Frontier Right entitles the registered holder to purchase from Frontier one one-hundredth of a share of Series A Junior Participating Class A Preferred Stock, par value $100 per share (the "Frontier Rights Preferred Stock"), of Frontier at a price of $80 per one one-hundredth of a share of Frontier Rights Preferred Stock, subject to adjustment. The description and terms of the Frontier Rights are set forth in a Rights Agreement dated as of April 9, 1995, as the same may be amended from time to time (the "Frontier Rights Agreement"), between Frontier and The First National Bank of Boston, as Rights Agent.

    The Frontier Rights are not exercisable until the earlier to occur of (i) ten days following the first date of a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 20% or more of the outstanding shares of Frontier Common Stock or such earlier date as a majority of the Board of Directors shall have become aware of the existence of an Acquiring Person, or (ii) ten business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the outstanding shares of Frontier Common Stock. The Frontier Rights will expire on April 24, 2005, unless such date is extended or unless the Frontier Rights are earlier redeemed or exchanged by Frontier, in each case as described below.

    In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Frontier Right, other than Frontier Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Frontier Right at the then current exercise price of the Frontier Right, that number of shares of Frontier Common Stock having a market value of two times the exercise price of the Frontier Right.

    In the event that, after a person or group has become an Acquiring Person, Frontier is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Frontier Right (other than Frontier Rights beneficially owned by an Acquiring Person which will have become void) will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Frontier Right, that number of shares of common stock of the person with whom Frontier has engaged in the foregoing transaction (or its parent), which number of shares at the time of such transaction will have a market value of two times the exercise price of the Frontier Right.

    At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding shares of Frontier Common Stock, the Board of Directors of Frontier may exchange the Frontier Rights (other than Frontier Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one share of Frontier Common Stock, or one one-hundredth of a share of Frontier Rights Preferred Stock (or of a share of a class or series of Frontier's preferred stock having equivalent rights, preferences and privileges), per Frontier Right (subject to adjustment).

    At any time prior to the time an Acquiring Person becomes such, the Board of Directors of Frontier may redeem the Frontier Rights in whole, but not in part, at a price of $.01 per Frontier Right, subject to adjustment.

    For so long as the Frontier Rights are then redeemable, Frontier may, except with respect to the redemption price, amend the Frontier Rights in any manner. After the Frontier Rights are no longer redeemable, Frontier may, except with respect to the redemption price, amend the Frontier Rights in any manner that does not adversely affect the interests of holders of the Frontier Rights.

    This summary description of the Frontier Rights summarizes the material terms of the Frontier Rights but does not purport to be complete and is qualified in its entirety by reference to the Frontier Rights Agreement, which is incorporated by reference as an exhibit to the Registration Statement of which this Joint Proxy Statement/Prospectus is a part.

                      DESCRIPTION OF CAPITAL STOCK OF ALC

    The following is a brief description of the capital stock of ALC and is qualified in its entirety by reference to the provisions of ALC's Restated Certificate of Incorporation, as amended (the "ALC Charter"), and Amended and Restated Bylaws (the "ALC Bylaws"), which are incorporated by reference as exhibits to ALC's Annual Report on Form 10-K. See "AVAILABLE INFORMATION" and "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE". For a discussion of certain aspects of Delaware law applicable to ALC capital stock, see "COMPARISON OF RIGHTS OF HOLDERS OF ALC COMMON STOCK AND FRONTIER COMMON STOCK".

    ALC's authorized capitalization presently consists of (i) 200,000,000 shares of ALC Common Stock, of which 33,719,441 shares were issued and outstanding as of the close of business on April 7, 1995 and (ii) 14,783,800 shares of Preferred Stock, par value of $.01 per share, issuable in series (the "ALC Preferred Stock"). As of the date of this Joint Proxy Statement/Prospectus, no shares of ALC Preferred Stock are issued and outstanding, however, the ALC Board of Directors has designated a series of ALC Preferred Stock consisting of 500,000 shares in connection with the ALC Rights Agreement. See "The ALC Rights Agreement".

DIVIDEND RIGHTS

    Subject to the terms of any contractual restriction or the declaration of payment of dividends, dividends may be declared and paid on the ALC Common Stock out of surplus as defined by Delaware law or, in certain circumstances, out of net profits.

    ALC, as guarantor, is a party to Allnet's $105 million unsecured credit facility with a group of banks (the "Allnet Credit Agreement"). Among other things, the Allnet Credit Agreement restricts the amount of dividends or distributions that ALC or any of its subsidiaries may make to its respective shareholders. In addition, unless the required consent is received, the Allnet Credit Agreement would prohibit the consummation of the Merger. It is the current intention of ALC and Frontier to seek to amend the terms of or terminate the Allnet Credit Agreement prior to the Effective Time.

    ALC, as guarantor, is also a party to the Indenture relating to Allnet's 9% Senior Subordinated Notes Due May 15, 2003 (the "Allnet Indenture"). Among other things, the Allnet Indenture restricts the amount of dividends or distributions that ALC, Allnet or certain other subsidiaries of ALC may make to its respective shareholders. Under the terms of the Merger Agreement, ALC and Frontier have agreed to make all reasonable efforts to eliminate the application, after the Effective Time, of this and certain other restrictive covenants contained in the Allnet Indenture by such means as may be mutually agreeable.

VOTING RIGHTS

    The holders of ALC Common Stock have the right to one vote for each share held and are not entitled to cumulative voting in the election of directors. The Board of Directors of ALC has the authority to determine the voting rights of any class or series of ALC Preferred Stock.

LIQUIDATION RIGHTS

    In the event of any liquidation, dissolution or winding up of ALC, the holders of ALC Common Stock, after the payment of preferential amounts to holders of any outstanding capital stock having preference over the Common Stock (as authorized by the Board of Directors), are entitled to share ratably in the remaining assets of ALC available for distribution.

PREEMPTIVE RIGHTS

    Holders of ALC Common Stock have no preemptive rights to purchase any stock issued by ALC, any securities convertible into such stock, or any rights or options to acquire such stock.

TRANSFER AGENT AND REGISTRAR

    The transfer agent and registrar for the ALC Common Stock is Mellon Securities Trust Company, 111 Founders Plaza, 11th Floor, East Hartford, Connecticut 06108.

THE ALC RIGHTS AGREEMENT

    On January 12, 1995, the Board of Directors of ALC declared a dividend of one preferred share purchase right (an "ALC Right") for each outstanding share of ALC Common Stock. Each ALC Right entitles the registered holder to purchase from ALC one one-hundredth of a share of Series E Participating Preferred Stock, par value $.01 per share (the "ALC Rights Preferred Stock") of ALC at a price of $120 per one one-hundredth of a share of ALC Rights Preferred Stock, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement, dated as of January 12, 1995, as the same may be amended from time to time (the "ALC Rights Agreement"), between ALC and Mellon Bank, N.A., as Rights Agent (the "ALC Rights Agent").

    The ALC Rights are not exercisable until the earlier to occur of (i) ten days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 20% or more of the outstanding shares of ALC Common Stock or (ii) ten business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the outstanding shares of ALC Common Stock. The ALC Rights will expire on January 12, 2005, unless such date is extended or unless the ALC Rights are earlier redeemed or exchanged by ALC, in each case as described below.

    In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of an ALC Right, other than ALC Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of an ALC Right at the then-current exercise price of the ALC Right, that number of shares of ALC Common Stock having a market value of two times the exercise price of the ALC Right.

    In the event that, after a person or group has become an Acquiring Person, ALC is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of an ALC Right (other than ALC Rights beneficially owned by an Acquiring Person which will have become void) will thereafter have the right to receive, upon the exercise thereof at the then-current exercise price of the ALC Right, that number of shares of common stock of the person with whom ALC has engaged in the foregoing transaction (or its parent), which number of shares at the time of such transaction will have a market value of two times the exercise price of the ALC Right.

    At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such person or group of 50% or more of the outstanding shares of ALC Common stock, the Board of Directors of ALC may exchange the ALC Rights (other than ALC Rights owned by such person or group which will have become void), in whole or in part, for shares of ALC Common Stock, or one one-hundredths of a share of ALC Rights Preferred Stock (or shares of a class or series of ALC's preferred stock having equivalent rights, preferences and privileges), having a value per ALC Right equal to the difference between the market value of the shares of ALC Common Stock receivable upon exercise of the ALC Right and the exercise price of the ALC Rights.

    At any time prior to the time an Acquiring Person becomes such, the Board of Directors of ALC may redeem the ALC Rights in whole, but not in part, at a price of $.01 per ALC Right.

    For so long as the ALC Rights are redeemable, ALC may, except with respect to the redemption price, amend the ALC Rights in any manner. After the ALC Rights are no longer redeemable, ALC may, except with respect to the redemption price, amend the ALC Rights in any manner that does not adversely affect the interests of holders of the ALC Rights.

    ALC and the ALC Rights Agent have executed and delivered an Amendment, dated as of April 9, 1995, to the ALC Rights Agreement (the "Amendment"). The Amendment provides that (i) neither Frontier nor Sub shall be deemed to be an Acquiring Person solely by virtue of the approval, execution or delivery of the Merger Agreement or by the consummation of the Merger pursuant to the Merger Agreement, (ii) neither the approval, execution or delivery of the Merger Agreement nor the consummation of the Merger pursuant to the Merger Agreement shall be deemed to cause a "Distribution Date", a "Stock Acquisition Date" or a "Triggering Event" (as such items are defined in the ALC Rights Agreement), and
(iii) upon consummation of the Merger, the ALC Rights shall expire.

    This summary description of the ALC Rights summarizes the material terms of the ALC Rights but does not purport to be complete and is qualified in its entirety by reference to the ALC Rights Agreement and the Amendment, which are incorporated herein by reference to ALC's Current Reports on Form 8-K dated January 24, 1995 and April 10, 1995. See "AVAILABLE INFORMATION" and "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE".

                       COMPARISON OF RIGHTS OF HOLDERS OF
                   ALC COMMON STOCK AND FRONTIER COMMON STOCK

GENERAL

    As a result of the Merger, holders of ALC Common Stock will become shareholders of Frontier, and the rights of such former ALC shareholders will thereafter be governed by the Frontier Charter and the Frontier Bylaws and the laws of New York. The rights of the holders of ALC Common Stock are presently governed by the ALC Charter and the ALC Bylaws and the laws of Delaware. The following summary, which does not purport to be a complete statement of the differences between the rights of the shareholders of Frontier and the shareholders of ALC, sets forth certain differences between the Frontier Charter and the ALC Charter, the Frontier Bylaws and the ALC Bylaws and New York and Delaware law. This summary is qualified in its entirety by reference to the full text of each of such documents and the applicable state statutes. For information as to how such documents may be obtained, see "AVAILABLE INFORMATION".

    Reference is also made to the description herein of the Frontier Rights Agreement and the ALC Rights Agreement, which contain, among other things, provisions regarding the election of directors and the voting of Frontier Common Stock and ALC Common Stock. See "DESCRIPTION OF CAPITAL STOCK OF FRONTIER -- The Frontier Rights Agreement" and "DESCRIPTION OF CAPITAL STOCK OF ALC -- The ALC Rights Agreement".

VOTING RIGHTS

  Generally

    Each holder of ALC Common Stock is entitled to one vote for each share held by such holder on all matters upon which holders of ALC Common Stock are entitled or afforded the opportunity to vote. Except where the DGCL prescribes a higher vote, to be effective, corporate action taken by vote of shareholders of a Delaware corporation must be authorized by the vote of the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at the meeting.

    Each shareholder of record of Frontier Common Stock is entitled to one vote for every share of such stock, subject only to the voting rights granted to the holders of Frontier Cumulative Preferred Stock upon default in dividends thereon. See "DESCRIPTION OF FRONTIER CAPITAL STOCK -- Voting Rights". Except as otherwise provided by law or the NYSE rules, whenever any corporate action other than the election of directors is to be taken by vote of the shareholders of Frontier, it must be authorized by a majority of the votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon.

Election of Directors

    The ALC Charter provides that the number of directors shall be fixed in the ALC Bylaws but that the number cannot be less than one or greater than twenty-one. The number of directors of ALC is currently fixed at seven, although only six individuals currently serve as directors and one vacancy exists on the Board. Directors are elected at a meeting of shareholders by the vote of the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at the meeting.

    The Frontier Charter mandates that Frontier have not less than nine directors. The Frontier Bylaws have provided for nine directors, but have recently been amended, effective as of June 1, 1995, to increase the number of directors to ten. The Merger Agreement provides that, as of the Effective Time or as soon thereafter as practicable, the Board of Directors of Frontier will take action to amend the

Frontier Bylaws to increase the size of the Board by four directors and to elect four named current members of the Board of Directors of ALC to the newly created vacancies. The Frontier Bylaws provide that no person is eligible for election or reelection to the Frontier Board of Directors after reaching 70 years of age, or in the case of a retired Chairman of the Board of Directors or a retired President of Frontier, after reaching 67 years of age. In addition, the Frontier Bylaws provide that the term of any director who is an officer of Frontier or any of its subsidiaries, other than the Chairman of the Board or the President of Frontier, ends on the date of termination from active employment and such officer is thereafter ineligible for reelection to the Board of Directors. Directors are elected by a plurality of the votes cast at a meeting of shareholders by the holders of shares entitled to vote in the election.

Approval of Certain Transactions

    The DGCL generally requires the affirmative vote of a majority of the outstanding stock entitled to vote thereon for the approval of any merger or consolidation. Unless required by the certificate of incorporation, no shareholder approval is required for certain mergers in which (i) there is no amendment to the certificate of incorporation of a corporation, (ii) each share of stock of such corporation is to be an identical outstanding or treasury share of the surviving corporation after the effective date of the merger and (iii) either no shares of common stock or no shares, securities or obligations convertible into such stock, will be issued or delivered in connection with the merger or the unissued shares or treasury shares of stock to be issued or delivered in connection with the merger plus those initially issuable upon any conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such corporation outstanding immediately prior to the effective date of the merger.

    The New York Business Corporation Law (the "NYBCL") requires the affirmative vote of two-thirds of all outstanding shares entitled to vote thereon to effect a merger, a consolidation, a share exchange or the sale, lease or disposition of all or substantially all of a corporation's assets. Notwithstanding any provision in the certificate of incorporation, the holders of shares of a class or series are entitled to vote as a class if the proposed transaction contains any provision which, if contained in an amendment to the certificate of incorporation, would entitle the holder of shares of such class or series to vote as a class thereon; in such a case, in addition to the required two-thirds vote of all outstanding shares, the merger must be authorized by a vote of the holders of a majority of all outstanding shares of each such class or series. The NYBCL does not contain a provision for mergers (other than those between a corporation and its 90% or more owned subsidiary) without the approval of shareholders similar to that in the DGCL.

    Because the Merger is structured as a merger of two Delaware corporations, the two-thirds affirmative vote requirement and the other procedures under New York law described in the preceding paragraph do not apply to Frontier in connection with the Merger.

AMENDMENTS TO CERTIFICATE OF INCORPORATION

    Under both Delaware and New York law, amendments to a certificate of incorporation may be authorized by the vote of the holders of a majority of all outstanding shares entitled to vote thereon. Both states also provide for approval by vote of the holders of a majority of outstanding shares of a particular class of stock in certain circumstances.

SPECIAL MEETINGS

    Under both Delaware and New York law, special meetings of shareholders may be called by the board of directors and by such other person or persons authorized to do so by the corporation's certificate of incorporation or bylaws. In addition, Delaware law provides that, if an annual meeting is not held within 30 days of the date designated for such a meeting, or is not held for a period of 13 months after the last annual meeting, the Delaware Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director. Under New York law, if there is a failure to elect a sufficient number of directors to conduct the business of the corporation for a period of one month after the date fixed by or under the bylaws for the annual meeting of shareholders or for a period of 13 months after the last annual meeting, the board of directors will call a special meeting for the election of directors. If the board fails to do so within 14 days of the expiration of such period or if it is so called but such directors are not elected within two months, holders of 10% of the shares entitled to vote in an election of directors may demand the call of a special meeting for an election of directors.

    The ALC Bylaws provide that special meetings of the shareholders of ALC may be called at any time for any purpose by the Chairman of the Board or the President, each with the consent of a simple majority of the directors, or by a simple majority of the directors. Special meetings of the shareholders of Frontier may be called by the Board of Directors. Such meeting shall be held at such time as may be fixed in the notice of meeting. Under both Delaware and New York law, only business related to the purpose or purposes stated in the notice to shareholders may be transacted at a special meeting.

SHAREHOLDERS' ACTION WITHOUT A MEETING

    The DGCL provides that shareholders may take any action without a meeting by written consent signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, unless otherwise provided in the certificate of incorporation. The ALC Charter contains no provision limiting the right to act by written consent. Prompt notice of the taking of any action by less than unanimous consent must be given to shareholders who did not consent to such action. The NYBCL, however, provides that shareholders may take any action without a meeting by written consent only if such consent is signed by the holders of all outstanding shares entitled to vote thereon, unless otherwise provided in the certificate of incorporation. The Frontier Charter contains no provision altering the provisions of the statute.

PREEMPTIVE RIGHTS

    The DGCL allows for, but does not require, the grant of preemptive rights in a company's certificate of incorporation. Neither the ALC Charter nor the ALC Bylaws provide preemptive rights to the holders of capital stock. The NYBCL provides, subject to certain exceptions, preemptive rights to shareholders upon an issuance of securities which would adversely affect certain specified interests of such shareholders, provided that the certificate of incorporation may provide otherwise. The Frontier Charter states that no holders of shares of Frontier of any class or series, now or hereafter authorized, shall have any preemptive rights.

DIVIDENDS

    Subject to any restrictions in a corporation's certificate of incorporation (which the ALC Charter does not include), the DGCL generally provides that the directors of a corporation may declare and pay dividends out of surplus (defined as the excess, if any, of the net assets over capital (defined as the aggregate par value of the outstanding stock, if par value stock, plus or minus any amounts added or subtracted by resolution of the board, but in no event less than the aggregate par value)) or, when no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Dividends may not be paid out of net profits if the capital of the corporation is less than the aggregate amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

    Under the NYBCL, a corporation may declare and pay dividends on its outstanding shares except when currently the corporation is insolvent or would thereby be made insolvent, or when the declaration, payment or distribution would be contrary to any restrictions contained in the certificate of incorporation. In general, dividends may be declared or paid out of surplus only. When any dividend is paid or any other distribution is made, in whole or in part, from sources other than earned surplus, it must be accompanied by a written notice disclosing the amounts by which such dividend or distribution affects stated capital, capital surplus and earned surplus, or, if such amounts are not yet determinable, disclosing the approximate effect of such dividend on stated capital, capital surplus and earned surplus and stating that such amounts are not yet determinable.

STOCK REPURCHASES

    The DGCL permits a corporation to repurchase or redeem its shares, except that a corporation may not do so when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation. A purchase or redemption out of capital of shares which are entitled upon any distribution of the corporation's assets, whether by dividend or liquidation, to a preference over another class or series of its stock, is permitted if such shares will be retired upon their acquisition and the capital of the corporation reduced in accordance with Delaware law.

    Under the NYBCL, a corporation may, subject to restrictions imposed by law or its certificate of incorporation, repurchase or redeem its shares out of surplus except when the corporation is insolvent or would thereby be made insolvent. A corporation may repurchase its shares out of stated capital (with the foregoing exception) if the purchase is made for the purpose of (i) eliminating fractions of shares, (ii) collecting or compromising indebtedness of the corporation or (iii) paying shareholders the fair value of their shares in connection with the exercise of statutory appraisal rights.

    As permitted by the NYBCL, the Frontier Charter provides that outstanding shares of Frontier Common Stock held by persons or entities not possessing prescribed qualifications are always subject to redemption by Frontier to the extent necessary, in the judgment of its Board of Directors, to prevent the loss or secure the renewal or reinstatement of any license or franchise from any governmental agency held by Frontier or any of its subsidiaries to conduct any portion of the business of Frontier or any of its subsidiaries, which license or franchise is conditioned upon some or all of the holders of Frontier's stock possessing such prescribed qualifications.

ISSUANCE OF RIGHTS OR OPTIONS TO PURCHASE SHARES TO DIRECTORS, OFFICERS AND EMPLOYEES

    The DGCL permits any corporation, either in its certificate of incorporation or by resolution of the board of directors, to create rights or options entitling the holders thereof to purchase from the corporation any shares of its capital stock of any class or classes. In the absence of actual fraud in the transaction, the judgment of the directors as to the consideration for the issuance of such rights or options and the sufficiency thereof shall be conclusive. The NYBCL requires that the issuance to officers, directors or employees of rights or options to purchase shares must be authorized by a majority of all outstanding shares entitled to vote thereon, or authorized by and consistent with a plan adopted by such vote of shareholders. In the absence of preemptive rights, such authorization is not required in New York for the issuance of rights or options in substitution for or upon the assumption of rights or options of a corporation with which the issuing corporation is merging or consolidating.

LOANS TO DIRECTORS

    The DGCL permits any corporation to lend money to, or guarantee an obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. Under New York law, any loan made by the corporation to any director must be authorized by a vote of the shareholders. For purposes of this authorization, the shares held by the director who would be the borrower are not entitled to vote.

CLASSIFICATION OF THE BOARD OF DIRECTORS

    Both DGCL and the NYBCL provide that a corporation's board of directors may be divided into classes with staggered terms of offices. Neither the ALC Charter or the ALC Bylaws nor the Frontier Charter or the Frontier Bylaws provide for a classified board.

DUTIES OF DIRECTORS

    The NYBCL specifically permits a board of directors to consider constituencies other than the holders of a corporation's capital stock and to consider both the long-term and short-term interests of the corporation and such constituencies when taking any action, including action taken in connection with a change or potential change in the control of the corporation. The NYBCL permits directors to consider the effect that a corporation's actions may have in the short-term and the long-term upon (i) potential growth, development, productivity and profitability of the corporation; (ii) current employees; (iii) retired employees and other beneficiaries receiving or entitled to receive retirement, welfare or similar benefits from the corporation; (iv) the corporation's customers and creditors; and (v) the ability of the corporation to provide continuously goods, services, employment opportunities and employment benefits and make other contributions to the communities in which it does business. The DGCL contains no similar provision; however, Delaware case law has established that, in circumstances involving a potential change of control, directors may consider, among various other proper factors, the impact of both the bid and the potential acquisition on constituencies other than stockholders.

INTERESTED DIRECTOR TRANSACTIONS

    Under the DGCL, no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is void or voidable solely for that reason or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, provided that (i) the material facts concerning the individual's interest and the transaction are disclosed and the transaction is approved by a majority of the disinterested directors of the board or a committee of the board, or (ii) the material facts concerning the individual's interest and the transaction are disclosed and the transaction is approved in good faith by vote of the shareholders or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee thereof or the shareholders.

    The NYBCL provides that no transaction between a corporation and one or more of its directors or an entity in which one or more of its directors are directors or officers or have a financial interest shall be void or voidable solely for that reason. In addition, no such transaction shall be void or voidable solely because the director is present at or votes at the meeting of the board of directors or committee which authorizes the transaction. In order to avoid such a transaction being void or voidable, it must, after disclosure of material facts (unless such facts were known), (i) be approved by the disinterested directors or a committee of disinterested directors by a vote sufficient for such purpose without counting the vote of any interested director (or, if the vote of disinterested directors is insufficient to constitute an act of the board under New York law, by the unanimous vote of the disinterested directors) or (ii) be approved by a vote of the shareholders. Alternatively, the transaction will not be void or voidable if it is shown to have been fair to the corporation at the time it was approved by the board of directors, a committee thereof or the shareholders.

LIMITATIONS ON DIRECTORS' LIABILITY

    The DGCL permits a corporation to include a provision in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation or its shareholders for damages for breach of the director's fiduciary duty subject to certain limitations. The ALC Charter includes such a provision limiting the liability of directors, as set forth below, subject to limitations substantially identical to those contained in the DGCL.

    The ALC Charter provides that a director will not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, which concerns unlawful payments of dividends, stock purchases or redemption or (iv) for any transaction from which the director derived an improper personal benefit.

    While these provisions provide directors with protection from liability for monetary damages for breaches of their duty of care, they do not eliminate such duty. Accordingly, these provisions will have no effect on the availability of equitable remedies such as an injunction or rescission based on directors' breach of the duty of care. The provisions described above apply to an officer of the corporation only if he or she is a director of the corporation and is acting in his or her capacity as director, and do not apply to officers of the corporation who are not directors.

    The NYBCL permits a corporation to limit or eliminate a director's personal liability to the corporation or the holders of its capital stock for breach of duty. This limitation is generally unavailable for acts or omissions by a director which were (i) in bad faith, (ii) involved intentional misconduct or a knowing violation of law or (iii) involved a financial profit or other advantage to which such director was not legally entitled. The NYBCL also prohibits limitations on director liability for acts or omissions which resulted in a violation of a statute prohibiting certain dividend declarations, certain payments to shareholders after dissolution and particular types of loans.


    The Frontier Charter provides for limitations on directors' liability as permitted by New York law.


INDEMNIFICATION OF DIRECTORS AND OFFICERS

    The DGCL permits a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe was unlawful. The DGCL also provides that a corporation may advance expenses of defense (upon receipt of a written undertaking to reimburse the corporation if it is ultimately determined that such individual is not entitled to indemnification) and must reimburse a successful defendant for expenses, including attorney's fees, actually and reasonably incurred, and permit a corporation to purchase and maintain liability insurance for its directors and officers. The DGCL further provides that indemnification may not be made for any claim, issue or matter as to which a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation, except only to the extent a court determines that the person is entitled to indemnity for such expenses that such court deems proper.

    The ALC Charter provides that each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer, of ALC or is or was serving at the request of ALC as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, subject to a right to sue ALC for failure to indemnify, the corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the board of directors. The indemnification rights conferred by the ALC Charter are not exclusive of any other right to which a person seeking indemnification may be entitled under any law, by-law, agreement, vote of stockholders or disinterested directors or otherwise. ALC is authorized to purchase and maintain, and ALC does maintain, insurance on behalf of its directors, officers, employees and agents.

    Under the NYBCL, indemnification of directors and officers may be provided to whatever extent shall be authorized by a corporation's certificate of incorporation or a bylaw or vote adopted by the shareholders. However, the NYBCL does not permit indemnification with respect to any matter as to which the director or officer has been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation.

    The NYBCL provides that no indemnification of directors in shareholder derivative suits may be made in respect of (i) a threatened action, or a pending action which is settled or otherwise disposed of, or (ii) any claim, issue or matter as to which the director or officer has been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought or, if no action is brought, any court of competent jurisdiction, determines upon application that, in view of the circumstances of the case, the director or officer is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper. The statutory provisions for indemnification and advancement of expenses are not exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled independently of the applicable statutory provision.

    The Frontier Bylaws currently provide for indemnification of directors and officers and advancement of indemnified expenses to the full extent now or hereafter permitted by the NYBCL.

REMOVAL OF DIRECTORS

    As permitted under the DGCL, directors of ALC may be removed, with or without cause, by the vote of the holders of a majority of the outstanding shares of all classes of stock entitled to vote present at a meeting of shareholders. The DGCL imposes additional restrictions on the removal of directors for corporations with a classified board, cumulative voting or directors elected by the holders of a specific class or series of shares.

    The NYBCL provides that any or all of the directors of a corporation may be removed for cause by a vote of the shareholders and that the certificate of incorporation or bylaws may provide for removal without cause by vote of the shareholders. Frontier's Charter and Bylaws contain no such provision. The NYBCL also imposes additional restrictions on the removal of directors of corporations with cumulative voting or directors elected by the holders of a specific class or series of shares.

NEWLY CREATED DIRECTORSHIPS AND VACANCIES

    Delaware law provides that, unless otherwise provided in the certificate of incorporation or bylaws, vacancies and newly created directorships may be filled by majority vote of the directors then in office, even if the number of directors then in office is less than a quorum. If, at the time of filling any vacancy or newly created directorship, the directors then in office constitute less than a majority of the whole board, the Court of Chancery has the authority, upon application of shareholders holding at least 10% of the shares outstanding at the time and entitled to vote, to order an election to be held to fill any such vacancies or new directorships, or to replace the directors chosen by the directors then in office.

    New York law provides that newly created directorships and vacancies occurring for any reason other than removal without cause (and the Frontier Charter does not presently permit removal without cause), may be filled by vote of the board of directors. If the number of directors then in office is less than a quorum, such newly created directorships and vacancies may be filled by vote of a majority of the directors then in office. Under the Frontier Bylaws, a director elected to fill a vacancy will hold office for the unexpired term of such director's predecessor.

DISSENTERS' RIGHTS OF APPRAISAL

    Section 262 of the DGCL generally entitles a shareholder to exercise its appraisal rights upon a merger or consolidation of the corporation effected pursuant to the DGCL if the holder complies with the requirements of Section 262 thereof. Appraisal rights are available under Section 262 of the DGCL if holders of shares in a constituent company which shares are listed on a national securities exchange (as the ALC Common Stock is) are required by the terms of the merger to accept consideration other than shares of stock of the surviving corporation, shares of stock of any corporation listed on a national securities exchange, designated as a national market system security by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 stockholders or cash in lieu of fractional shares.

    Shareholders of ALC are not entitled to appraisal rights under the DGCL in connection with the Merger because ALC Common Stock is listed on the AMEX and Frontier Common Stock is listed on the NYSE and holders of ALC Common Stock are not required upon consummation of the Merger to exchange such shares for any consideration other than Frontier Common Stock or cash in lieu of fractional shares. See "THE MERGER -- Dissenters' Appraisal Rights."

    The NYBCL grants dissenters' rights to shareholders (i.e., the right to cash payment of the fair value of one's shares determined by judicial appraisal) in the case of a merger or consolidation, a sale of all or substantially all of the corporation's assets, and (in the case of a shareholder whose shares are adversely affected thereby) certain amendments to the certificate of incorporation, as the case may be. The NYBCL, in determining the "fair value" for payment of shares, mandates that the court consider the nature of the transaction and its effect on the corporation and its shareholders, and the concepts and methods of valuation then customary in the relevant financial and securities markets.

BUSINESS COMBINATION STATUTES

    In 1988, Delaware enacted a statute designed to provide Delaware corporations with limited protection against hostile takeovers. The takeover statute, which is codified in Section 203 of the DGCL ("Section 203"), is intended to discourage certain takeover practices by impeding the ability of a hostile acquiror to engage in certain transactions with the target company.

    In general, Section 203 provides that a person or entity that owns 15% or more of the outstanding voting stock of a Delaware corporation (an "Interested Shareholder") may not consummate a merger or other business combination transaction with such corporation at any time during the three-year period following the date such person or entity became an Interested Shareholder, unless an exemption described below is applicable. The term "business combination" is defined broadly to cover a wide range of corporate transactions including mergers, sales of assets, issuances of stock, transactions with subsidiaries and the receipt of disproportionate financial benefits.

    The statute exempts the following transactions from the requirements of
Section 203: (i) any business combination if, prior to the date a person became an Interested Shareholder, the board of directors approved either the business combination or the transaction which resulted in the shareholder becoming an Interested Shareholder, (ii) any business combination involving a person who acquired at least 85% of the outstanding voting stock in the transaction in which he or she became an Interested Shareholder, with the number of shares outstanding calculated without regard to those shares owned by the corporation's directors who are also officers or by certain employee stock plans, (iii) any business combination with an Interested Shareholder that is approved by the board of directors and by a two-thirds vote of the outstanding voting stock not owned by the Interested Shareholder, and (iv) certain business combinations that are proposed after the corporation had received other acquisition proposals and that are approved or not opposed by a majority of certain continuing members of the board of directors. The ALC Charter does not contain an election, as permitted by Delaware law, to be exempt from the requirements of Section 203.

    Under the NYBCL, a corporation is generally prohibited from engaging in certain business combinations (as defined by the statute to include certain mergers and consolidations, dispositions of assets and issuances of securities, as well as certain other transactions) with an interested shareholder (as defined by the statute generally to include holders of 20% or more of the outstanding stock of the corporation) for a period of five years following the date that such shareholder became an interested shareholder, unless the business combination or the purchase of stock by means of which the interested shareholder became such is approved by the corporation's board of directors in advance of such stock purchase, or unless the interested shareholder was the beneficial owner of 5% or more of the corporation's outstanding voting stock on October 30, 1985, and remains so until becoming an interested shareholder.

"ANTI-GREENMAIL"

    The NYBCL provides that no domestic corporation may purchase more than 10% of its stock from a shareholder who has held the shares for less than two years at any price which is higher than the market price unless such transaction is approved by both the corporation's board of directors and a majority of the shares entitled to vote or the corporation offers to purchase shares from all the holders on the same terms. The DGCL contains no similar provision.

LISTING

    ALC Common Stock is listed on the AMEX. Frontier Common Stock is listed on the NYSE.

                   CERTAIN PROVISIONS OF THE MERGER AGREEMENT

    The following is a brief summary of the material provisions of the Merger Agreement, which appears as Annex I to this Joint Proxy Statement/Prospectus and is incorporated herein by reference. Such summary does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.

THE MERGER

    The Merger Agreement provides that, following the approval and adoption of the Merger Agreement by the holders of ALC Common Stock and the approval of certain related matters by the holders of Frontier Common Stock and the satisfaction or waiver of the other conditions to the Merger, Sub will be merged with and into ALC, and ALC will continue as the Surviving Corporation.

    If the conditions to the Merger are satisfied or waived, the parties will file with the Secretary of State of the State of Delaware a duly executed Certificate of Merger, and the Merger will become effective upon the filing and acceptance thereof or at such date thereafter as is provided in the Certificate of Merger.

    Shares of ALC Common Stock outstanding at the Effective Time will be converted into shares of Frontier Common Stock, as described under "THE MERGER
- -- Merger Consideration". With regard to the treatment of fractional share interests, see "THE MERGER -- Fractional Shares".

REPRESENTATIONS AND WARRANTIES

    The Merger Agreement contains customary representations and warranties of ALC relating, with respect to ALC and its subsidiaries, to, among other things,
(a) organization, standing and similar corporate matters; (b) ALC's capital structure; (c) the authorization, execution, delivery, performance and enforceability of the Merger Agreement and related matters; (d) documents filed by ALC with the Commission and the accuracy of information contained therein and the absence of undisclosed liabilities; (e) the accuracy of information supplied by ALC in connection with this Joint Proxy Statement/Prospectus; (f) compliance with law and the absence of pending or threatened litigation; (g) filing of tax returns and payment of taxes; (h) certain agreements of ALC; (i) benefit plans and other matters relating to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and employment matters; (j) subsidiaries; (k) the absence of certain changes or events since the date of the most recent audited financial statements filed with the Commission, including material adverse changes with respect to ALC; (l) the inapplicability of the restrictions of
Section 203 of the DGCL, relating to business combinations with Interested Shareholders, to the Merger Agreement and related agreements and transactions;
(m) the required vote of ALC's shareholders; (n) no action having been taken that would prevent using the "pooling of interests" method to account for the Merger; (o) the ALC Rights Agreement; (p) good title to properties and assets, free of liens; (q) ownership of Frontier Common Stock; (r) ownership of patents, trademarks, trade names, copyrights and other technology necessary to the conduct of its business; (s) absence of undisclosed material liabilities; (t) environmental matters; and (u) the receipt of an opinion from ALC's financial advisor in connection with the Merger.

    The Merger Agreement also contains similar customary representations and warranties of Frontier and Sub relating, with respect to Frontier and its subsidiaries, to, among other things, (a) organization, standing and similar corporate matters; (b) Frontier's capital structure; (c) the authorization, execution, delivery, performance and enforceability of the Merger Agreement and related matters; (d) documents filed by Frontier with the Commission and the accuracy of information contained therein and the absence of undisclosed liabilities; (e) the accuracy of information supplied by Frontier in connection with the Registration Statement and this Joint Proxy Statement/Prospectus; (f) compliance with laws; (g) the absence of pending or threatened litigation; (h) filing of tax returns and payment of taxes; (i) certain agreements of Frontier; (j) benefit plans and other matters relating to ERISA and employment matters; (k) subsidiaries; (l) the absence of certain changes or events since the most recent financial statements filed with the Commission, including material adverse changes with respect to Frontier; (m) the inapplicability of Section 912 of the NYBCL to the Merger Agreement and related agreements and transactions; (n) the required vote of Frontier's shareholders; (o) no action having been taken that would prevent using the "pooling of interests" method to account for the Merger;
(p) the Frontier Rights Agreement; (q) good title to properties and assets, free of liens; (r) ownership of ALC Common Stock; (s) ownership of patents, trademarks, trade names, copyrights and other technology necessary to the conduct of its business; (t) absence of undisclosed material liabilities; (u) environmental matters; and (v) the receipt of an opinion from Frontier's financial advisor in connection with the Merger.

CERTAIN PRE-CLOSING COVENANTS

    Pursuant to the Merger Agreement, ALC and Frontier have each agreed, until the Effective Time (except as otherwise specifically required by the terms of the Merger Agreement), that it will, and it will cause its subsidiaries to, act and carry on their respective businesses in the usual, regular and ordinary course in substantially the same manner as previously conducted and use all reasonable best efforts to preserve intact their present business organizations, (maintain their rights and franchises) and preserve their relationships with customers, suppliers, and others having business dealings with them to the end that their goodwill and ongoing businesses shall not be impaired in any material respect at the Effective Time. Without limiting the generality of the foregoing, Frontier and ALC have each agreed that neither it nor any of its subsidiaries will at any time prior to the Effective Time among other things: (a) enter into any new material line of business, or incur or commit to any capital expenditures or any obligations or liabilities in connection therewith, except in the ordinary course of business consistent with past practice or as contemplated by business plans or budgets provided, or otherwise disclosed in writing, to the other party prior to the date of the Merger Agreement; (b) except in connection with the declaration and issuance of Frontier Rights by Frontier, (i) declare or pay any dividends on shares of capital stock or make other distributions in respect of any of its capital stock or make other distributions in respect of any of its capital stock other than (x) regular quarterly cash dividends not in excess of $.2075 per share of Frontier Common Stock and regular quarterly cash dividends as provided by and in accordance with the terms of the Frontier Cumulative Preferred Stock, and (y) dividends by a wholly owned subsidiary, (ii) split, combine or reclassify any of its capital stock or issue or authorize issuance of any other securities in respect of or in substitution for shares of its capital stock, or (iii) repurchase, redeem or otherwise acquire any shares of its capital stock or any securities convertible into or exercisable for any shares of its capital stock (except as permitted with regard to Frontier in Schedule 3.2(b) to the Merger Agreement); (c) issue, deliver or sell any shares of capital stock, any voting debt (i.e., bonds, debentures, notes or other indebtedness having the right to vote (or convertible into or exercisable for securities having the right to vote) on any matters on which shareholders may vote) or any securities convertible into or exercisable for, or any rights, warrants or options to acquire, any such shares of voting debt, other than upon the exercise of outstanding stock options or other rights or pursuant to existing stock plans of Frontier or ALC, issuances by a wholly-owned subsidiary of its capital stock to its parent, or, pursuant to the Frontier Rights Agreement or the ALC Rights Agreement; (d) amend its certificate of incorporation or bylaws (except as contemplated in the Merger Agreement and except that Sub's certificate of incorporation may be amended to increase the number of its authorized shares or to change the par value thereof); (e) amend the Frontier Rights Agreement and the ALC Rights Agreement, respectively, in any way adverse to the other party or its ability to consummate the Merger; (f) make any acquisition or enter into any merger except as disclosed prior to the date of the Merger Agreement or pursuant to certain other limited exceptions; (g) dispose of any material assets other than as disclosed prior to the date of the Merger Agreement, as required by law or in the ordinary course of business; (h) incur any long term indebtedness other than in connection with the refinancing of existing debt or in the ordinary course of business or as otherwise permitted under the Merger Agreement; (i) take any action reasonably expected to result in any of its representations and warranties being or becoming materially false, or any of the conditions to the Merger not being satisfied; (j) change its method of accounting or its fiscal year; (k) take any actions which would disqualify the Merger as a "pooling of interests" for accounting purposes or as a tax-free "reorganization" for tax purposes; (l) without the written consent of the other party, enter into, adopt, renew, amend or terminate any employee benefit plan or enter into or renew any employment agreements which terms are contingent upon transactions contemplated by the Merger Agreement (except for the Employment Agreements); or (m) without the written consent of the other party make any material tax election or settle any material tax liability except in the ordinary course of business. ALC has further agreed not to amend certain stock options and warrant agreements and not to grant any stock options, stock appreciation rights, restricted stock units or performance units or shares other than as required by existing agreements with individual employees.

NO SOLICITATION OF TRANSACTIONS

    The Merger Agreement provides that Frontier and ALC and their respective subsidiaries will not, except as described below, directly or indirectly, through any officer, director, agent or otherwise, initiate, solicit or knowingly encourage (including by way of furnishing non-public information or assistance), or take any other action to facilitate, any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Competing Transaction, or agree to or endorse any Competing Transaction, or participate in any discussions or negotiations, or provide third parties with any nonpublic information, relating to any such inquiry or proposal. The Merger Agreement provides that each party shall promptly advise the other (orally and in writing) of any such inquiry or proposal. As used in this paragraph and under "Expenses, Expense Reimbursement and Termination Fee" below "Competing Transaction" means (i) any merger, consolidation, share exchange, business combination, or other similar transaction; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 20% or more of the assets of such party and its subsidiaries, taken as a whole, in a single transaction or series of transactions; (iii) any tender offer or exchange offer for 20% or more of the outstanding shares of capital stock of such party or the filing of a registration statement under the Securities Act in connection therewith; (iv) any person or group having acquired beneficial ownership of 20% or more of the outstanding shares of capital stock of such party; or (v) any proposal, plan or intention to do any of the foregoing other than the transactions contemplated by the Merger Agreement. Nothing in the provision of the Merger Agreement described in the foregoing sentence prohibits the board of directors of ALC or Frontier, as the case may be, from (i) (x) furnishing information to, or entering into discussions or negotiations with, any person or entity that makes an unsolicited written, bona fide proposal to acquire the company receiving such a proposal, or
(y) withdrawing or modifying its recommendation to shareholders with respect to the Merger following the occurrence of a Competing Transaction, if, in any such case, the board of directors of the company receiving such a proposal determines in good faith, based upon advice of independent legal counsel, that its fiduciary duties to shareholders require it to take such action, or (ii) complying with Rule 14e-2 of the Exchange Act. If the board of directors of a party determines it must furnish information to or enter into discussions with an entity making such a proposal to comply with its fiduciary duties to shareholders, such party must provide reasonable notice to the other party and cause such other party to enter into a confidentiality agreement on terms not more favorable than the terms contained in the existing confidentiality agreement between ALC and Frontier. The Merger Agreement also contains provisions relating to the exchange of information between the parties relating to third party acquisition proposals.

BOARD OF DIRECTORS AND OFFICERS OF SURVIVING CORPORATION

    The Merger Agreement provides that the directors of Sub at the Effective Time will be the directors of the Surviving Corporation and that the officers of ALC at the Effective Time will be officers of the Surviving Corporation.

OPTIONS, WARRANTS AND EMPLOYEE BENEFIT PLANS

    At the Effective Time, outstanding ALC Stock Options and ALC Warrants will be deemed to constitute an option or warrant, respectively, to acquire Frontier Common Stock in accordance with the Merger Agreement, as described in "THE MERGER -- Effect on Options, Warrants and Employee Benefit Plans". The treatment in the Merger of the other benefit plans of ALC under the Merger Agreement will be as described in "THE MERGER -- Effect on Options, Warrants and Employee Benefit Plans".

CONDITIONS TO THE CONSUMMATION OF THE MERGER

    Each party's obligation to effect the Merger is subject to various conditions which include, in addition to certain other customary closing conditions, the following: (a) the Merger Agreement will have been approved and adopted by the affirmative vote of holders of a majority of the outstanding shares of ALC Common Stock entitled to vote thereon; (b) the issuance of shares of Frontier Common Stock necessary for Frontier to meet its obligations under the Merger Agreement will have been approved by a majority of the votes cast thereon by the holders of shares of Frontier Common Stock, provided that the total votes cast shall represent a majority of the outstanding shares of Frontier Common Stock entitled to vote thereon; (c) the shares of Frontier Common Stock issuable to ALC shareholders pursuant to the Merger Agreement will have been approved for listing on the NYSE, subject to official notice of issuance; (d) All authorizations, consents or approvals of, or declarations or filings with, and all expirations of waiting periods imposed by, any governmental entity which are necessary for consummation of the Merger shall have been filed, occurred or been obtained; and any "blue sky" and other state securities laws authorizations necessary for the issuance of the Frontier Common Stock and to consummate the Merger will have been complied with; (e) the Registration Statement will have become effective under the Securities Act and will not be the subject of any stop order or proceedings seeking a stop order;
(f) there will not be any injunction or restraining order preventing the consummation of the Merger in effect nor will any proceeding by a governmental entity seeking the same be pending nor will the Merger be illegal under any applicable law; (g) Frontier and ALC will have received letters from Price Waterhouse LLP and Ernst & Young LLP to the effect that the Merger qualifies for "pooling of interests" accounting treatment; and (h) in approving the Merger, no governmental authority will have imposed a burdensome condition or restriction upon Frontier or its subsidiaries which would so materially adversely impact the economic or business benefits of the transactions contemplated by the Merger Agreement as to render the Merger inadvisable.

    Frontier's and Sub's obligation to effect the Merger is subject to the following additional conditions: (a) Frontier will have received the opinion, dated on or about the date that is two business days prior to the date this Joint Proxy Statement/Prospectus is first mailed to Frontier and ALC shareholders, of Simpson Thacher & Bartlett, counsel to Frontier, to the effect that the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code, and that Frontier, Sub and ALC will each be a party to that reorganization, which opinion shall not have been withdrawn or modified in any material respect; (b) no governmental entity will impose, in connection with its approval of the Merger, a requirement upon Frontier or its subsidiaries to dispose of any "material asset" (as defined in the Merger Agreement), provided that Frontier shall have contested in good faith the imposition of any such requirement; (c) Each of the Employment Agreements will be in full force and effect, and each ALC employee subject to such an agreement shall have performed in all material respects all obligations under such agreement; and (d) Lazard will not have withdrawn its opinion to the Board of Directors of Frontier concerning the fairness of the Exchange Ratio.

    ALC's obligation to effect the Merger is subject to the following additional conditions: (a) ALC will have received the opinion, dated on or about the date that is two business days prior to the date this Joint Proxy Statement/Prospectus is first mailed to Frontier and ALC shareholders, of Debevoise & Plimpton, counsel to ALC, to the effect that the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code, and that Frontier, Sub and ALC will each be a party to that reorganization, which opinion shall not have been withdrawn or modified in any material respect; (b) no governmental entity will impose, in connection with its approval of the Merger, a requirement upon ALC or its subsidiaries to dispose of any "material asset" (as defined in the Merger Agreement), provided that ALC shall have contested in good faith the imposition of any such requirement; and (c) Salomon will not have withdrawn its opinion to the Board of Directors of ALC concerning the fairness of the Merger.

    Also see "REGULATORY APPROVALS".

TERMINATION

    The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the matters presented in connection with the Merger by the shareholders of ALC or Frontier: (a) by mutual consent of Frontier and ALC in a written instrument; (b) by either Frontier or ALC upon a wilful breach of any material representation, warranty, covenant or agreement in the Merger Agreement on the part of the other party or a representation or warranty of the other party having become untrue, which in each case is incapable of cure by December 31, 1995; (c) by either Frontier or ALC, if any permanent injunction or action by any governmental entity preventing the consummation of the Merger has become final and nonappealable, unless the party seeking to terminate failed to make reasonable efforts to contest the imposition of such injunction or action which failure materially contributed to such imposition; (d) by either Frontier or ALC if the Merger has not been consummated on or prior to December 31, 1995; (e) by either Frontier or ALC if any approval of the shareholders of ALC or of Frontier required for the consummation of the Merger has not been obtained by reason of the failure to obtain the required vote at a duly held meeting of shareholders or at any adjournment thereof; (f) by either Frontier or ALC if (i) the board of directors of the other party has withdrawn, modified or changed its approval or recommendation of the Merger, the Merger Agreement or the matter to be voted upon by shareholders in connection with the Merger, in any manner which is adverse to the party seeking to terminate, or (ii) the board of directors of the other party has approved or recommended a Competing Transaction or has resolved to do so; or (iii) a tender offer or exchange offer for 20% or more of the outstanding shares of the other party is commenced, and the board of directors of the other party recommends that the shareholders tender their shares in such tender offer or exchange offer within ten business days of the commencement thereof, or (iv) any person (including the other party) or group (other than the party seeking to terminate) has acquired 20% or more of the other party's common stock; or (g) either party if its board of directors either fails to make, withdraws, or modifies its recommendation of the Merger Agreement, Merger or the matter to be voted upon in connection with the Merger and there is a written, bona fide proposal by a third party to acquire such party, or recommends to its shareholders approval or acceptance of such other proposal after a good faith determination after consultation with and based upon the advice of independent legal counsel that such recommendation is required to comply with its fiduciary duties to shareholders.

    In the event of termination of the Merger Agreement by either Frontier or ALC, the Merger Agreement will become void and there will be no liability or obligation on the part of Frontier, Sub or ALC, or their respective officers or directors other than under certain specified provisions of the Merger Agreement relating to confidentiality agreements and brokers' fees, liabilities or damages incurred by a party as a result of the wilful breach by the other party of any of its representations, warranties, covenants or other agreements set forth in the Merger Agreement. The Merger Agreement provides that in the event of a termination in certain situations in which there is a competing transaction with respect to a party, or a party enters into a business combination with another person within a certain period of time following termination, then the other party will receive a specified fee, as well as expenses as described below. See "Expenses, Expense Reimbursement and Termination Fee".

    As permitted by the DGCL, the Merger Agreement states that, prior to the Effective Time and in accordance with the above-described termination provisions, the Merger Agreement may be terminated by the board of directors of the constituent corporations notwithstanding approval of the agreement by the shareholders of all or any of the constituent corporations.

AMENDMENT AND WAIVER

    As permitted under the DGCL, the Merger Agreement may be amended by the parties at any time before or after any required approval of matters presented in connection with the Merger by the shareholders of ALC or of Frontier; provided, that after any such approval, there can be made no amendment that by law requires further approval by such holders without the further approval of such holders. The DGCL provides that an amendment made subsequent to the adoption of the Merger Agreement by the shareholders of either constituent corporation in the Merger may not (1) alter or change the amount or kind of consideration to be received in the Merger in exchange for or upon conversion of any of the shares of such constituent corporation, (2) alter or change any term of the certificate of incorporation of the Surviving Corporation or (3) alter or change any of the terms and conditions of the Merger Agreement if such alteration or change would adversely affect the holders of any class, or series thereof, of stock of such constituent corporation. At any time prior to the Effective Time of the Merger, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties or (c) subject to any approval of shareholders required by law, waive compliance with any of the agreements or conditions contained in the Merger Agreement.

EXPENSES, EXPENSE REIMBURSEMENT AND TERMINATION FEE

    Except as set forth below, all costs and expenses incurred in connection with the Merger Agreement, and the transactions contemplated thereby will be paid by the party incurring such expenses, except that the expenses in connection with printing, filing and mailing this Joint Proxy Statement/ Prospectus and the related Registration Statement shall be shared equally by Frontier and ALC. In recognition of the considerable time and expense each party has invested in the transactions contemplated by the Merger Agreement, Frontier and ALC have agreed that under specified circumstances, one party will be obligated to pay the other a fee of $45 million (the "Termination Fee") plus expenses not to exceed $5 million. A party will be obligated to pay the other party the Termination Fee and expenses if (i) the Merger Agreement is terminated as a result of the wilful breach of any material covenant, agreement, representation or warranty contained in the Merger Agreement by such party and at any time from the date of the Merger Agreement until twelve months after its termination a Business Combination (as defined below) involving such party has occurred or such party has entered into a definitive agreement for a Business Combination; (ii) the Merger Agreement is terminated for failure to consummate it by December 31, 1995 and (x) there exists a Competing Transaction with respect to such party, (y) at any time from the date of the Merger Agreement until twelve months after its termination a Business Combination involving such party that is at least as favorable to such party and its shareholders from a financial point of view as such Competing Transaction has occurred or such party has entered into a definitive agreement providing for such a Business Combination and (z) if such termination is by the other party, such party has offered to extend the deadline for consummation of the Merger until at least March 31, 1996; (iii) the Merger Agreement is terminated for failure to receive the required vote for approval from shareholders of such party at a meeting of shareholders of such party and at the time of such meeting there exists a Competing Transaction with respect to such party; (iv) the Merger Agreement is terminated due to the board of directors of such party withdrawing, modifying or changing or resolving to withdraw, modify or change its approval or recommendation of the Merger Agreement and at the time of the withdrawal, modification or change (or resolution to do so) of such board's recommendation there exists a Competing Transaction with respect to such party; (v) the Merger Agreement is terminated by the other party because (x) the board of directors of the non-terminating party has approved or recommended to its shareholders a Competing Transaction (or resolved to do the foregoing), (y) a tender offer or exchange offer for 20% or more of the outstanding shares of common stock of the non-terminating party has been commenced and such party's board recommends its shareholders tender their shares or fails to recommend that shareholders reject such offer within ten days of the commencement thereof or (z) any person (including the non-terminating party) or any group (other than the other party) shall have acquired beneficial ownership of 20% or more of the outstanding shares of a party; or (vi) if the Merger Agreement is terminated by such party because its board of directors (x) has failed to make or has withdrawn or modified its recommendation of the Merger Agreement or the Merger and there exists at such time a tender offer or exchange offer or a written, bona fide proposal by a third party to acquire such party pursuant to a merger, consolidation, share exchange, business combination, tender or exchange offer or similar transaction or (y) has recommended to its shareholders approval or acceptance of any such transaction, in each case if the board of directors, after consultation with and based upon the advice of independent legal counsel, determines in good faith that such action is required for such board to fulfill its fiduciary duties to shareholders. As used in this and the next succeeding paragraph, a "Business Combination" means any of the following: (1) any merger, consolidation share exchange, business combination or similar transaction; (2) any sale, lease, exchange, transfer or other disposition of 20% or more of the assets of such party and its subsidiaries, taken as a whole, in a single transaction or series of transactions; or (3) the acquisition by a person or any group of beneficial ownership of 20% or more of the capital stock of such party whether by tender offer or exchange offer or otherwise.

    The parties have further agreed that a party will be obligated to pay the other's expenses in connection with the merger up to a maximum of $5 million, even in the absence of a Competing Transaction or a Business Combination, if the Merger Agreement is terminated due to (i) any approval of shareholders of a party required for the consummation of the Merger not being obtained by reason of the failure to obtain the required vote at a duly held meeting of shareholders or an adjournment thereof, (ii) a wilful breach of any material representation, warrant, covenant or agreement on the part of such party, or if any such representation or warranty of such party has become untrue, in each case such that the closing conditions are incapable of being satisfied (following notice and a reasonable opportunity to cure) by December 31, 1995, or
(iii) such party's board of directors has withdrawn, modified or changed its approval or recommendation of the Merger Agreement or the Merger in any manner adverse to the other party (or shall have resolved to do the foregoing).

    The Merger Agreement provides that (with certain exceptions) payment of a Termination Fee and/or the other party's expenses will be made contemporaneously with the termination of the Merger Agreement, and termination by any party required to make such a payment will not be effective until such payment is made.

                              REGULATORY APPROVALS

    The Merger is subject to the expiration of or termination of the applicable waiting period under the HSR Act. Certain aspects of the Merger will require notification to, and filings with, certain securities and other authorities in certain states, including jurisdictions where Frontier and ALC currently operate.

    Antitrust. Under the HSR Act and the rules promulgated thereunder by the Federal Trade Commission (the "FTC"), the Merger may not be consummated until notifications have been given and certain information has been furnished to the FTC and the Antitrust Division of the Department of Justice (the "Antitrust Division") and the applicable waiting period has expired or been terminated. On May 15, 1995 and May 18, 1995, respectively, Frontier and ALC filed notification and report forms under the HSR Act with the FTC and the Antitrust Division. In their notification and report forms, Frontier and ALC requested early termination of the waiting period under the HSR Act. Pursuant to such requests, early termination of the required waiting period was granted on May 30, 1995. At any time before or after consummation of the Merger, notwithstanding the satisfaction of the HSR Act requirements, the FTC or the Antitrust Division could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Merger or seeking divestiture of substantial assets of Frontier or ALC. At any time before or after the Effective Time, and notwithstanding the satisfaction of the HSR Act requirements, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the consummation of the Merger or seeking divestiture of substantial assets of Frontier or ALC. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

    Based on information available to them, Frontier and ALC believe that the Merger can be effected in compliance with federal and state antitrust laws. However, there can be no assurance that a challenge to the consummation of the Merger on antitrust grounds will not be made or that, if such a challenge were made, Frontier and ALC would prevail or would not be required to accept certain adverse conditions in order to consummate the Merger.

    Telecommunications. For the purposes of telecommunications regulatory law, the Merger is considered a transfer of control of ALC and its operating subsidiaries under the Communications Act of 1934, as amended. Such transfers are regulated by the FCC. Many states also regulate the transfer of control of carriers who provide telecommunications services. Applications for prior approval of the Merger have been filed with the FCC and with the appropriate regulatory authorities in approximately 19 states. In approximately 17 states, notices or advice letters of the Merger are required to be filed prior to the Merger. The parties have requested that any required prior approvals be granted by no later than August 1, 1995.

                               CERTAIN LITIGATION

    Immediately following the announcement of the Merger, three individuals who are alleged to be shareholders of ALC filed separate purported class action complaints in the Court of Chancery, in and for New Castle County, Delaware. These actions, styled Mayers v. Irwin, et al., C.A. No. 14196; Cohen v. Irwin, et al., C.A. No. 14197, and Tovar v. Irwin, et al., C.A. No. 14216, all name as defendants ALC and each member of the Board of Directors of ALC. In addition, both the Mayers and Cohen actions name Frontier as a defendant.

    Each of the three actions is substantially similar, and each asserts, among other things, that the consideration to be paid to shareholders of ALC in the Merger is grossly inadequate and unfair, is not the result of a fully informed deliberative process by the Board of Directors of ALC and constitutes a breach of duty by each individual defendant, which, according to the complaints, was motivated by the desire of the three officer directors of ALC to protect their compensation and positions with ALC. In addition, the Tovar action complains that ALC's shareholder rights plan is being used to thwart a possible acquisition of ALC by any other potential acquiror, and the Mayers and Cohen actions also allege that Frontier has aided and abetted the alleged breach of fiduciary duty by the ALC directors.

    All three actions seek, among other things, an injunction to prohibit the consummation of the Merger, rescission of the Merger if completed, damages and attorney's fees. In addition, the Mayers complaint also seeks an order requiring the Board of Directors of ALC "to place the Company up for auction and/or to conduct a market-check".


    On June 9, 1995, the Delaware court entered an order consolidating the three cases for all purposes. Under the terms of that order, the complaint in the Mayers action is designated as the consolidated complaint and the defendants are required to respond to the consolidated complaint. On July 10, 1995, ALC and its directors answered the consolidated complaint. Discovery in the case is underway.


    The Board of Directors of ALC believes it has complied with its fiduciary duties and intends to defend against the actions vigorously. As to claims against Frontier, which has not yet been served with process in the actions that name Frontier as a defendant, Frontier's management believes such actions to be without merit and intends to defend against them vigorously if and when Frontier is served with process.

                                    EXPERTS

    The consolidated financial statements of Frontier as of December 31, 1993 and 1994 and for each of the three years in the period ended December 31, 1994, incorporated herein by reference to Frontier's Annual Report on Form 10-K, and the restated consolidated financial statements of Frontier which give retroactive effect to Frontier's acquisition of American Sharecom, incorporated herein by reference to Frontier's Current Report on Form 8-K dated April 12, 1995, have been audited by Price Waterhouse LLP, independent auditors, as set forth in their report thereon included therein and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

    The consolidated financial statements of ALC as of December 31, 1994 and December 31, 1993 and for each of the three years in the period ended December 31, 1994, incorporated herein by reference to ALC's Annual Report on Form 10-K have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon included therein and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

    Representatives of Price Waterhouse LLP are expected to be present at the Frontier Special Meeting and representatives of Ernst & Young LLP are expected to be present at the ALC Special Meeting, where they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                 LEGAL OPINIONS

    The legality of the Frontier Common Stock being offered hereby is being passed upon for Frontier by Helen A. Zamboni, Corporate Counsel of Frontier. Ms. Zamboni owns shares and options to purchase shares of Frontier Common Stock which in the aggregate represent less than 0.01% of the currently outstanding shares of Frontier Common Stock.

    Simpson Thacher & Bartlett (a partnership which includes professional corporations), counsel for Frontier, and Debevoise & Plimpton, counsel for ALC, have delivered opinions concerning certain federal income tax consequences of the Merger. See "THE MERGER -- Certain Federal Income Tax Consequences".

                  OTHER INFORMATION AND SHAREHOLDER PROPOSALS

    All information contained in this Joint Proxy Statement/Prospectus concerning Frontier and its subsidiaries has been furnished by Frontier. All information contained in this Joint Proxy Statement/ Prospectus concerning ALC and its subsidiaries has been furnished by ALC. No person has been authorized to give any information or make any representations other than those in this Joint Proxy Statement, and, if given, such information or representation must not be relied upon as having been authorized. Neither the delivery of this Joint Proxy Statement/Prospectus at any time, nor any solicitation made hereunder, shall under any circumstances imply that the information contained herein is correct as of any time subsequent to the date of this Joint Proxy Statement/Prospectus.

    As of the date of this Joint Proxy Statement/Prospectus, Frontier management and ALC management know of no other matters that may properly be, or which are likely to be, brought before the Frontier Special Meeting or the ALC Special Meeting, respectively. However, if any other matters are properly brought before such Special Meetings, the persons named in the enclosed proxy or their substitutes will vote the proxies in accordance with the recommendations of the respective board of directors.

    In order to be considered for inclusion in the proxy statement for the next annual meeting, if any, of shareholders of ALC, any shareholder proposal intended to be presented at the meeting must have been received by ALC on or before December 7, 1995.

    In order to be considered for inclusion in the proxy statement for the next annual meeting of shareholders of Frontier to be held on April 24, 1996, any shareholder proposal intended to be presented at the meeting must have been received by Frontier on or before November 22, 1995.

                                                                         ANNEX I
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                          AGREEMENT AND PLAN OF MERGER
                           DATED AS OF APRIL 9, 1995,
                                     AMONG
                             FRONTIER CORPORATION,
                         FRONTIER SUBSIDIARY ONE, INC.
                                      AND
                         ALC COMMUNICATIONS CORPORATION

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                         PAGE
                                                                                         ----
    ARTICLE I THE MERGER
          1.1 The Merger..............................................................     7
          1.2 Closing.................................................................     7
          1.3 Effective Time of the Merger............................................     7
          1.4 Effects of the Merger...................................................     7
          1.5 Certificate of Incorporation and By-Laws................................     7
          1.6 Directors; Officers.....................................................     8
   ARTICLE II EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE CONSTITUENT
              CORPORATIONS; EXCHANGE OF CERTIFICATES
          2.1 Effect on Capital Stock.................................................     8
              (a)   Common Stock of Sub...............................................     8
              (b)   Cancellation of Treasury Stock and Frontier-Owned Stock...........     8
              (c)   Conversion of ALC Common Stock....................................     8
          2.2 Exchange of Certificates................................................     8
              (a)   Exchange Agent....................................................     8
              (b)   Exchange Procedures...............................................     9
              (c)   Distributions with Respect to Unexchanged Shares..................     9
              (d)   No Further Ownership Rights in ALC Common Stock...................     9
              (e)   No Fractional Shares..............................................     9
              (f)   Termination of Exchange Fund......................................    10
              (g)   No Liability......................................................    10
              (h)   Withholding Rights................................................    10
  ARTICLE III REPRESENTATIONS AND WARRANTIES
          3.1 Representations and Warranties of ALC...................................    10
              (a)   Organization, Standing and Power..................................    10
              (b)   Capital Structure.................................................    11
              (c)   Authority.........................................................    12
              (d)   SEC Documents.....................................................    13
              (e)   Information Supplied..............................................    13
              (f)   Compliance with Applicable Laws...................................    14
              (g)   Litigation........................................................    14
              (h)   Taxes.............................................................    14
              (i)   Certain Agreements................................................    15
              (j)   Benefit Plans.....................................................    15
              (k)   Subsidiaries......................................................    16
              (l)   Absence of Certain Changes or Events..............................    16
              (m)   Section 203 of the DGCL Not Applicable............................    16
              (n)   Vote Required.....................................................    16
              (o)   Accounting Matters................................................    16
              (p)   ALC Rights Agreement..............................................    16
              (q)   Properties........................................................    16
              (r)   Ownership of Frontier Common Stock................................    17
              (s)   Intellectual Property.............................................    17
              (t)   Undisclosed Liabilities...........................................    17
              (u)   Environmental Matters.............................................    17
              (v)   Opinion of Financial Advisor......................................    17
          3.2 Representations and Warranties of Frontier and Sub......................    18
              (a)   Organization, Standing and Power..................................    18
              (b)   Capital Structure.................................................    18

                                                                                         PAGE
                                                                                         ----
              (c)   Authority.........................................................    19
              (d)   SEC Documents.....................................................    20
              (e)   Information Supplied..............................................    20
              (f)   Compliance with Applicable Laws...................................    20
              (g)   Litigation........................................................    21
              (h)   Taxes.............................................................    21
              (i)   Certain Agreements................................................    21
              (j)   Benefit Plans.....................................................    22
              (k)   Subsidiaries......................................................    22
              (l)   Absence of Certain Changes or Events..............................    22
              (m)   Section 912 of the NYBCL Not Applicable...........................    22
              (n)   Vote Required.....................................................    22
              (o)   Accounting Matters................................................    22
              (p)   Frontier Rights Agreement.........................................    23
              (q)   Properties........................................................    23
              (r)   Ownership of ALC Common Stock.....................................    23
              (s)   Intellectual Property.............................................    23
              (t)   Undisclosed Liabilities...........................................    24
              (u)   Environmental Matters.............................................    24
              (v)   Opinion of Financial Advisor......................................    24
   ARTICLE IV COVENANTS RELATING TO CONDUCT OF BUSINESS
          4.1 Covenants of ALC and Frontier...........................................    24
              (a)   Ordinary Course...................................................    24
              (b)   Dividends; Changes in Stock.......................................    24
              (c)   Issuance of Securities............................................    25
              (d)   Governing Documents...............................................    25
              (e)   No Solicitations..................................................    25
              (f)   No Acquisitions...................................................    26
              (g)   No Dispositions...................................................    27
              (h)   Indebtedness......................................................    27
              (i)   Other Actions.....................................................    27
              (j)   Advice of Changes; Government Filings.............................    27
              (k)   Accounting Methods................................................    27
              (l)   Pooling and Tax-Free Reorganization Treatment.....................    28
              (m)   Benefit Plans.....................................................    28
              (n)   Tax Elections.....................................................    28
              (o)   Network Transition................................................    28
    ARTICLE V ADDITIONAL AGREEMENTS
          5.1 Preparation of S-4 and the Proxy Statement..............................    28
          5.2 Letter of ALC's Accountants.............................................    29
          5.3 Letter of Frontier's Accountants........................................    29
          5.4 Access to Information...................................................    29
          5.5 Stockholder Meetings....................................................    29
          5.6 Legal Conditions to Merger..............................................    29
          5.7 Affiliates..............................................................    30
          5.8 Stock Exchange Listing..................................................    30
          5.9 Employee Benefit Plans..................................................    30
         5.10 Stock Options and Warrants..............................................    30
         5.11 Brokers or Finders......................................................    31
         5.12 Governance..............................................................    31
         5.13 Indemnification; Directors' and Officers' Insurance.....................    31

                                                                                         PAGE
                                                                                         ----
         5.14 Elimination of Certain Restrictions.....................................    32
         5.15 Financial Reporting.....................................................    32
         5.16 Additional Agreements...................................................    32
   ARTICLE VI CONDITIONS PRECEDENT
          6.1 Conditions to Each Party's Obligation To Effect the Merger..............    33
              (a)   Stockholder Approval..............................................    33
              (b)   NYSE Listing......................................................    33
              (c)   Other Approvals...................................................    33
              (d)   S-4...............................................................    33
              (e)   No Injunctions or Restraints; Illegality..........................    33
              (f)   Pooling...........................................................    33
              (g)   Burdensome Condition..............................................    33
          6.2 Conditions to Obligations of Frontier and Sub...........................    34
              (a)   Representations and Warranties....................................    34
              (b)   Performance of Obligations of ALC.................................    34
              (c)   Consents Under Agreements.........................................    34
              (d)   Tax Opinion.......................................................    34
              (e)   Burdensome Condition..............................................    34
              (f)   Employment Agreements.............................................    34
              (g)   Opinion of Financial Advisor......................................    35
          6.3 Conditions to Obligations of ALC........................................    35
              (a)   Representations and Warranties....................................    35
              (b)   Performance of Obligations of Frontier and Sub....................    35
              (c)   Consents Under Agreements.........................................    35
              (d)   Tax Opinion.......................................................    35
              (e)   Burdensome Condition..............................................    35
              (f)   Opinion of Financial Advisor......................................    35
  ARTICLE VII TERMINATION AND AMENDMENT
          7.1 Termination.............................................................    36
          7.2 Effect of Termination...................................................    37
          7.3 Fees, Expenses and Other Payments.......................................    37
          7.4 Amendment...............................................................    39
          7.5 Extension; Waiver.......................................................    40
 ARTICLE VIII GENERAL PROVISIONS
          8.1 Nonsurvival of Representations, Warranties and Agreements...............    40
          8.2 Notices.................................................................    40
          8.3 Certain Definitions.....................................................    41
          8.4 Interpretation..........................................................    41
          8.5 Counterparts............................................................    42
          8.6 Entire Agreement; No Third Party Beneficiaries; Rights of Ownership.....    42
          8.7 Governing Law...........................................................    42
          8.8 Severability; Limitations on Remedies...................................    42
          8.9 Publicity...............................................................    42
         8.10 Assignment..............................................................    42
EXHIBIT 3.1(i)      Form of Amended and Restated Employment Agreement
EXHIBIT 5.7         Form of Affiliate Letter
EXHIBIT 5.12        Officers

                             INDEX OF DEFINED TERMS

                                                                                         PAGE
                                                                                         ----
affiliates............................................................................    30
Agreement.............................................................................     7
ALC...................................................................................     7
ALC Benefit Plans.....................................................................    15
ALC Common Stock......................................................................     8
ALC Permits...........................................................................    14
ALC Rights............................................................................    11
ALC Rights Agreement..................................................................    11
ALC SAR...............................................................................    11
ALC SEC Documents.....................................................................    13
ALC Series E Preferred................................................................    11
ALC Stock Option......................................................................    11
ALC Stock Plan........................................................................    12
ALC Warrants..........................................................................    11
AMEX..................................................................................    13
beneficial ownership..................................................................    41
beneficially own......................................................................    41
Benefit Plans.........................................................................    15
Business Combination..................................................................    39
Certificate of Merger.................................................................     7
Certificates..........................................................................     8
Closing...............................................................................     7
Closing Date..........................................................................     7
Code..................................................................................     7
Communications Act....................................................................    13
Competing Transaction.................................................................    26
Confidentiality Agreement.............................................................    26
Consents..............................................................................    33
Conversion Number.....................................................................     8
DGCL..................................................................................     7
Distribution Date.....................................................................    16
Effective Time........................................................................     7
Employment Agreements.................................................................    15
Environmental Laws....................................................................    17
Environmental Liabilities.............................................................    17
ERISA.................................................................................    15
Exchange Act..........................................................................    13
Exchange Agent........................................................................     8
Exchange Fund.........................................................................     8
Expenses..............................................................................    37
Frontier..............................................................................     7
Frontier Benefit Plans................................................................    22
Frontier Class A Preferred Stock......................................................    18
Frontier Common Stock.................................................................     8
Frontier Convertible Debentures.......................................................    18
Frontier Cumulative Preferred Stock...................................................    18
Frontier Permits......................................................................    20
Frontier Rights.......................................................................    18
Frontier Rights Agreement.............................................................    18

                                                                                         PAGE
                                                                                         ----
Frontier SEC Documents................................................................    20
Frontier Series A Preferred...........................................................    25
Frontier Vote Matter..................................................................    19
Governmental Entity...................................................................    13
group.................................................................................    41
Grumman Hill Associates...............................................................    11
Grumman Hill Investments..............................................................    11
Hazardous Materials...................................................................    17
HSR Act...............................................................................    13
Indemnified Liabilities...............................................................    32
Indemnified Parties...................................................................    31
Injunction............................................................................    33
material..............................................................................    10
material adverse effect...............................................................    11
Merger................................................................................     7
NYBCL.................................................................................    22
person................................................................................    41
Proxy Statement.......................................................................    13
qualified stock options...............................................................    30
Requisite Regulatory Approvals........................................................    33
S-4...................................................................................    13
SEC...................................................................................    10
Securities Act........................................................................    13
Significant Subsidiary................................................................    10
Sub...................................................................................     7
Surviving Corporation.................................................................     7
tax...................................................................................    14
Tax return............................................................................    15
Violation.............................................................................    12
Voting Debt...........................................................................    12
Warrant Agreements....................................................................    11

    AGREEMENT AND PLAN OF MERGER dated as of April 9, 1995 (this "Agreement"), among FRONTIER CORPORATION, a New York corporation ("Frontier"), FRONTIER SUBSIDIARY ONE, INC., a Delaware corporation and a wholly-owned subsidiary of Frontier ("Sub"), and ALC COMMUNICATIONS CORPORATION, a Delaware corporation ("ALC").

    WHEREAS, the Boards of Directors of Frontier, Sub and ALC have approved, and deem it advisable and in the best interests of their respective stockholders to consummate, the business combination transaction provided for herein in which Sub would merge with and into ALC (the "Merger");

    WHEREAS, Frontier and ALC desire to make certain representations, warranties and agreements in connection with the Merger and also to prescribe various conditions to the Merger;

    WHEREAS, for federal income tax purposes, it is intended that the Merger shall qualify as a reorganization under the provisions of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"); and

    WHEREAS, for accounting purposes, it is intended that the Merger shall be accounted for as a "pooling of interests";

    NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

                                   ARTICLE I

                                   THE MERGER

    1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Delaware General Corporation Law (the "DGCL"), Sub shall be merged with and into ALC at the Effective Time (as defined in Section 1.3 below). Upon the Effective Time, the separate existence of Sub shall cease, and ALC shall continue as the surviving corporation (the "Surviving Corporation") and shall continue under the name "ALC Communications Corporation".

    1.2 Closing. Unless this Agreement shall have been terminated pursuant to
Section 7.1 and subject to the satisfaction or waiver of the conditions set forth in Article VI, the closing of the Merger (the "Closing") will take place as promptly as practicable (and in any event within two business days) following satisfaction or waiver of the conditions set forth in Article VI (the "Closing Date"), at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, unless another date, time or place is agreed to in writing by the parties hereto.

    1.3 Effective Time of the Merger. As soon as practicable following the satisfaction or waiver of the conditions set forth in Article VI, the Surviving Corporation shall file a certificate of merger (the "Certificate of Merger") executed in accordance with the relevant provisions of the DGCL. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware, or at such other time thereafter as is provided in the Certificate of Merger (the "Effective Time").

    1.4 Effects of the Merger. The Merger shall have the effects set forth in
Section 259 of the DGCL.

    1.5 Certificate of Incorporation and By-Laws. At the Effective Time, the Certificate of Incorporation of the Surviving Corporation shall be amended in accordance with the DGCL such that, at the Effective Time, the Certificate of Incorporation of the Surviving Corporation shall consist of the provisions set forth in the Certificate of Incorporation of Sub, as in effect immediately prior to the Effective Time, except that Article I of the Certificate of Incorporation of the Surviving Corporation shall read in its entirety as follows: "The name of this Corporation is 'ALC Communications Corporation'." At the Effective Time, the By Laws of Sub, as in effect immediately prior to the Effective Time, shall be the By-Laws of the Surviving Corporation.

    1.6 Directors; Officers. (a) The directors of Sub at the Effective Time shall be the directors of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

    (b) The officers of ALC at the Effective Time shall be the officers of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

                                   ARTICLE II

                EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE
               CONSTITUENT CORPORATIONS; EXCHANGE OF CERTIFICATES

    2.1 Effect on Capital Stock. As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of Common Stock, par value $.01 per share of ALC (the "ALC Common Stock"), or any shares of capital stock of Sub:

        (a) Common Stock of Sub. Each share of common stock of Sub issued and outstanding immediately prior to the Effective Time shall be converted into one share of Common Stock, par value $.01 per share, of the Surviving Corporation and shall be the issued and outstanding capital stock of the Surviving Corporation.

        (b) Cancellation of Treasury Stock and Frontier-Owned Stock. Each share of ALC Common Stock that is owned by ALC or by any subsidiary of ALC, and each share of ALC Common Stock that is owned by Frontier, Sub or any other subsidiary of Frontier shall automatically be cancelled and retired and shall cease to exist, and no stock of Frontier or other consideration shall be delivered or deliverable in exchange therefor.

        (c) Conversion of ALC Common Stock. Subject to Section 2.2(e), each issued and outstanding share of ALC Common Stock (other than shares to be cancelled in accordance with Section 2.1(b)) shall be converted into 2.0 (the "Conversion Number") fully paid and nonassessable shares of Common Stock, par value $1.00 per share of Frontier (the "Frontier Common Stock"). All such shares of ALC Common Stock shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each certificate previously representing any such shares shall thereafter represent the shares of Frontier Common Stock into which such ALC Common Stock has been converted. Certificates previously representing shares of ALC Common Stock shall be exchanged for certificates representing whole shares of Frontier Common Stock issued in consideration therefor upon the surrender of such certificates in accordance with Section 2.2, without interest.

    2.2 Exchange of Certificates. (a) Exchange Agent. As of the Effective Time, Frontier shall deposit, or shall cause to be deposited, with a bank or trust company designated by Frontier (and reasonably acceptable to ALC) (the "Exchange Agent"), for the benefit of the holders of shares of ALC Common Stock, for exchange in accordance with this Article II, through the Exchange Agent, certificates representing the shares of Frontier Common Stock (such certificates for shares of Frontier Common Stock, together with any dividends or distributions with respect thereto, being hereinafter referred to as the "Exchange Fund") issuable pursuant to Section 2.1 in exchange for outstanding shares of ALC Common Stock.

    (b) Exchange Procedures. As soon as reasonably practicable after the Effective Time, Frontier shall instruct the Exchange Agent to mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of ALC Common Stock (the "Certificates"), (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Frontier and ALC may reasonably specify) and (ii) instructions to effect the surrender of the Certificates in exchange for certificates representing shares of Frontier Common Stock. Upon surrender of one or more Certificates for cancellation to the Exchange Agent together with such letter of transmittal, duly executed, and such other customary or other reasonable documents as may be required pursuant to such instructions, the holder of such Certificates shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Frontier Common Stock which such holder has the right to receive in respect of the Certificates surrendered pursuant to the provisions of this Article II, and the Certificates so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of ALC Common Stock which is not registered in the transfer records of ALC, a certificate representing the proper number of shares of Frontier Common Stock may be issued to a transferee if the Certificate representing such ALC Common Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 2.2, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender a certificate representing shares of Frontier Common Stock and cash in lieu of any fractional shares of Frontier Common Stock as contemplated by this Section 2.2.

    (c) Distributions with Respect to Unexchanged Shares. No dividends or other distributions declared or made after the Effective Time with respect to Frontier Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Frontier Common Stock represented thereby, and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 2.2(e) until the holder of such Certificate shall surrender such Certificate. Subject to the effect of applicable laws, following surrender of any such Certificate, there shall be paid to the holder of the certificates representing whole shares of Frontier Common Stock issued in exchange therefor, without interest, (i) at the time of such surrender or as promptly thereafter as practicable, the amount of any cash payable with respect to a fractional share of Frontier Common Stock to which such holder is entitled pursuant to Section 2.2(e) and the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Frontier Common Stock, and
(ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole shares of Frontier Common Stock.

    (d) No Further Ownership Rights in ALC Common Stock. All shares of Frontier Common Stock issued upon conversion of shares of ALC Common Stock in accordance with the terms hereof (including any cash paid pursuant to Section 2.2(c) or 2.2(e)) shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of ALC Common Stock, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of ALC Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Article II.

    (e) No Fractional Shares. No certificates or scrip representing fractional shares of Frontier Common Stock shall be issued upon the surrender for exchange of Certificates, and such fractional share interests will not entitle the owner thereof to vote or to any rights of a stockholder of Frontier. In lieu of any such fractional shares, each holder of ALC Common Stock upon surrender of a Certificate for exchange pursuant to this Section shall be paid an amount in cash (without interest), rounded to the nearest cent, equal to the product obtained by multiplying the fractional share interest to which such holder would otherwise be entitled (after taking into account all shares of ALC Common Stock then held by such holder) by the closing price for a share of Frontier Common Stock on the NYSE Composite Transaction Tape on the first business day immediately preceding the Effective Time. For this purpose, shares of any holder represented by two or more certificates may be aggregated, and in no event shall any holder be paid any amount in respect of more than one share of Frontier Common Stock.

    (f) Termination of Exchange Fund. Any portion of the Exchange Fund which remains undistributed to the stockholders of ALC for six months after the Effective Time shall be delivered to Frontier upon demand, and any stockholders of ALC who have not theretofore complied with this Article II shall thereafter look only to Frontier for payment of their claim for Frontier Common Stock, any cash in lieu of fractional shares of Frontier Common Stock and any dividends or distributions with respect to Frontier Common Stock.

    (g) No Liability. Neither Frontier nor ALC shall be liable to any holder of shares of ALC Common Stock or Frontier Common Stock, as the case may be, for such shares (or dividends or distributions with respect thereto) or cash from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

    (h) Withholding Rights. Frontier or the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of ALC Common Stock such amounts as Frontier or the Exchange Agent is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law, or any court order. To the extent that amounts are so withheld by Frontier or the Exchange Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of ALC Common Stock in respect of which such deduction and withholding was made by Frontier or the Exchange Agent.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

    3.1 Representations and Warranties of ALC. ALC represents and warrants to Frontier and Sub as follows:

        (a) Organization, Standing and Power. Each of ALC and its Significant Subsidiaries (as defined below) is a corporation, partnership or other legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, has all requisite power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary other than in such jurisdictions where the failure to be so organized, existing or in good standing or to have such power, authority and governmental approvals or so to qualify would not, individually or in the aggregate, have a material adverse effect on ALC. As used in this Agreement, (i) a "Significant Subsidiary" means any subsidiary of ALC or Frontier, as the case may be, that would constitute a Significant Subsidiary of such party within the meaning of Rule 1-02 of Regulation S-X of the Securities and Exchange Commission (the "SEC"), (ii) any reference to any event, change or effect being "material" with respect to any entity means an event, change or effect which is material in relation to the condition (financial or otherwise), prospects, properties, assets, liabilities, businesses or operations of such entity and its subsidiaries taken as a whole and (iii) the term

    "material adverse effect" means, with respect to ALC or Frontier, a material adverse effect on the business, assets, prospects, results of operations or financial condition of such party and its subsidiaries taken as a whole or on the ability of such party (and, with respect to Frontier, of Sub) to perform its obligations hereunder.

        (b) Capital Structure. (i) As of the date hereof, the authorized capital stock of ALC consists of 200,000,000 shares of ALC Common Stock and 15,500,000 shares of Preferred Stock, par value of $.01 per share, of which 500,000 shares have been designated as Series E Participating Preferred Stock (the "ALC Series E Preferred"). At the close of business on April 7, 1995, (A) 33,719,441 shares of ALC Common Stock were outstanding; (B) 3,851,968 shares of ALC Common Stock were reserved for issuance upon exercise of outstanding warrants, consisting solely of (1) 660,000 shares reserved for issuance upon exercise of outstanding warrants issued pursuant to the Warrant Agreement dated as of December 15, 1985 between ALC and Continental Illinois National Bank and Trust Company of Chicago, as Warrant Agent, (2) 329,300 shares reserved for issuance upon exercise of outstanding warrants issued pursuant to the Amended and Restated Stock Subscription Warrant to Subscribe for 329,300 Shares of Common Stock dated June 4, 1992 issued by ALC to Grumman Hill Investments, L.P. ("Grumman Hill Investments"), (3) 98,790 shares reserved for issuance upon exercise of outstanding warrants issued pursuant to the Amended and Restated Stock Subscription Warrant to Subscribe for 98,790 Shares of Common Stock dated June 4, 1992 issued by ALC to Grumman Hill Associates, Inc. ("Grumman Hill Associates") and (4) 2,763,878 shares reserved for issuance upon exercise of outstanding warrants issued pursuant to the Warrant Agreement dated July 1, 1992 between ALC and Star Bank, National Association (the warrants referenced in this clause (B), collectively, the "ALC Warrants", and the agreements referenced in this clause (B), collectively, the "Warrant Agreements"); (C)(1) 153,163 shares of ALC Common Stock were reserved for issuance upon exercise of outstanding stock options granted pursuant to the Advisory Agreement with Stock Option dated September 7, 1988, as amended on June 6, 1990, May 2, 1994 and May 12, 1994, between ALC and Grumman Hill Associates and Grumman Hill Investments, and (2) 14,000 shares of ALC Common Stock were reserved for issuance upon exercise of outstanding stock options granted pursuant to the Stock Option dated as of May 12, 1994 between ALC and Grumman Hill Associates (the options and agreements referenced in this clause (C), collectively, the "Grumman Hill Options"); (D) 3,914,374 shares were reserved for issuance upon exercise of outstanding options granted pursuant to ALC's 1986 Stock Option Plan, as amended and restated as of May 12, 1994, ALC's 1990 Stock Option Plan, as amended and restated as of May 12, 1994, and ALC's 1994 Non-Employee Director Stock Option Plan; (E) 2,185,626 shares of ALC Common Stock were reserved for issuance upon exercise of authorized but unissued stock options pursuant to the plans referenced in clause (D) above; (F) 80,000 shares of ALC Common Stock were reserved for issuance upon exercise of outstanding options granted to certain directors of ALC not pursuant to ALC's 1994 Non-Employee Director Stock Option Plan; (G) no shares of ALC Common Stock were held by ALC in its treasury or by its subsidiaries; (H) no shares of ALC Preferred Stock were issued or outstanding; and (I) 500,000 shares of ALC Series E Preferred were reserved for issuance upon exercise of the rights (the "ALC Rights") issued to holders of ALC Common Stock pursuant to the Rights Agreement dated as of January 12, 1995 between ALC and Mellon Bank, N.A., as Rights Agent (the "ALC Rights Agreement"). Except as set forth above, no shares of capital stock of ALC were issued, reserved for issuance or outstanding as of April 7, 1995.

        (ii) At the close of business on April 7, 1995, no stock appreciation rights (each an "ALC SAR") or other grants, other than to the extent specified in the foregoing clause (i), with respect to shares of ALC Common Stock were outstanding, whether or not issued pursuant to any plan or arrangement providing for the granting of ALC SARs or such other grants. The options listed in clauses (C), (D) and (F) of the foregoing clause (i) (each an "ALC Stock Option") constitute all of the options to purchase shares of ALC Common Stock which were outstanding as of April 7, 1995, whether or not issued pursuant to any plan or arrangement (any such plan or arrangement, together with any plan or arrangement referred to in the preceding sentence, an "ALC Stock Plan").

        (iii) As of the date hereof, no bonds, debentures, notes or other indebtedness having the right to vote (or convertible into or exercisable for securities having the right to vote) on any matters on which stockholders may vote ("Voting Debt") of ALC were issued or outstanding. All outstanding shares of ALC capital stock are validly issued, fully paid and nonassessable and not subject to preemptive rights.

        (iv) As of the date hereof, except for this Agreement, the ALC Stock Options, the ALC Warrants and the ALC Rights, there are no options, warrants, calls, rights, commitments or agreements of any character to which ALC or any subsidiary of ALC is a party or by which it is bound obligating ALC or any subsidiary of ALC to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or any Voting Debt of ALC or of any subsidiary of ALC or obligating ALC or any subsidiary of ALC to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. After the Effective Time, there will be no option, warrant, call, right or agreement obligating ALC or any subsidiary of ALC to issue, deliver or sell, or cause to be issued, delivered or sold, any shares of capital stock or any Voting Debt of ALC or any subsidiary of ALC, or obligating ALC or any subsidiary of ALC to grant, extend or enter into any such option, warrant, call, right or agreement. As of the date hereof, there are no outstanding contractual obligations or any understandings of ALC or any of its subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock of ALC or any of its subsidiaries. True and complete copies of the Warrant Agreements have been provided to Frontier.

        (v) Except in connection with the declaration of a dividend of one ALC Right for each outstanding share of ALC Common Stock, since December 31, 1994, ALC has not (A) issued or permitted to be issued any shares of capital stock, or any rights, options or warrants to acquire any capital stock, or securities exercisable for or convertible into shares of capital stock, of ALC or any of its Significant Subsidiaries, other than pursuant to and as required by the terms of any ALC Stock Options or ALC Warrants that were issued and outstanding on such date; (B) repurchased, redeemed or otherwise acquired, directly or indirectly through one or more subsidiaries of ALC, any shares of capital stock of ALC or any of its Significant Subsidiaries; or (C) declared, set aside, made or paid to the stockholders of ALC dividends or other distributions on the outstanding shares of capital stock of ALC. For purposes of clause (B) of this clause (iv), ALC shall be deemed to include any affiliate or associate (as defined in the Exchange Act) of ALC or any person that ALC has caused or requested to purchase or acquire such shares.

        (c) Authority. (i) ALC has all requisite corporate power and authority to enter into this Agreement and, subject to approval of this Agreement by the stockholders of ALC, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of ALC, subject to approval of this Agreement by the stockholders of ALC. This Agreement has been duly executed and delivered by ALC and constitutes a valid and binding obligation of ALC enforceable in accordance with its terms.

        (ii) Except as set forth on Schedule 3.1(c), the execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or the loss of a material benefit under, or the creation of a lien, pledge, security interest, charge or other encumbrance on assets (any such conflict, violation, default, right of termination, cancellation, acceleration, loss or creation, a "Violation") pursuant to, any provision of the Certificate of Incorporation or By-laws of ALC or any subsidiary of ALC, any provision of the Warrant Agreements, any provision of the

    ALC Stock Plans or any provision of any agreement or understanding governing the outstanding ALC Stock Options or ALC SARs, or, subject to obtaining or making the consents, approvals, orders, authorizations, registrations, declarations and filings referred to in paragraph (iii) below, result in any Violation of any loan or credit agreement, note, mortgage, indenture, lease, Benefit Plan (as defined in Section 3.1(j)) or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to ALC or any subsidiary of ALC or their respective properties or assets which Violation would have a material adverse effect on ALC.

        (iii) No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission, or entity created by rule, regulation or order of any commission or other governmental authority or other governmental authority or instrumentality, domestic or foreign (a "Governmental Entity"), is required by or with respect to ALC or any subsidiary of ALC in connection with the execution and delivery of this Agreement by ALC or the consummation by ALC of the transactions contemplated hereby, the failure to obtain which would have a material adverse effect on ALC, except for (A) the filing with the SEC of
    (1) a joint proxy statement in definitive form relating to the meetings of ALC's and Frontier's stockholders to be held in connection with the Merger (the "Proxy Statement") and (2) such other filings under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as may be required in connection with this Agreement and the transactions contemplated hereby and the obtaining from the SEC of such orders as may be required in connection therewith, (B) the filing of the Certificate of Merger as contemplated by
    Section 1.3 and appropriate documents with the relevant authorities of states in which ALC is qualified to do business, (C) filings pursuant to the rules of the American Stock Exchange (the "AMEX"), (D) notices under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and (E) filings under the Communications Act of 1934, as amended (the "Communications Act"), and under state or foreign utility or telecommunication regulatory laws.

        (d) SEC Documents. ALC has made available to Frontier a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed by ALC with the SEC since January 1, 1992 (as such documents have since the time of their filing been amended, the "ALC SEC Documents"), which are all the documents (other than preliminary material) that ALC was required to file with the SEC since such date. As of their respective dates, the ALC SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such ALC SEC Documents, and none of the ALC SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of ALC included in the ALC SEC Documents comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC) and fairly present the consolidated financial position of ALC and its consolidated subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended. All material agreements, contracts and other documents required to be filed as exhibits to any of the ALC SEC Documents have been so filed.

        (e) Information Supplied. None of the information supplied or to be supplied by ALC for inclusion or incorporation by reference in (i) the registration statement on Form S-4 to be filed with the SEC by Frontier in connection with the issuance of shares of Frontier Common Stock in the Merger (the "S-4") will, at the time the S-4 is filed with the SEC and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) the Proxy Statement will, at the date of mailing to stockholders and at the times of the meetings of stockholders to be held in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Proxy Statement (except for such portions thereof that relate only to Frontier) will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.

        (f) Compliance with Applicable Laws. ALC and its subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities which are material to the operation of the businesses of ALC and its subsidiaries, taken as a whole (the "ALC Permits"), except to the extent the failure to hold the ALC Permits will not have a material adverse effect on ALC. ALC and its subsidiaries are in compliance with the terms of the ALC Permits and all applicable laws and regulations, except where the failure so to comply would not have a material adverse effect on ALC. Except as disclosed in the ALC SEC Documents filed prior to the date of this Agreement, the businesses of ALC and its subsidiaries are not being conducted in violation of any law, order, ordinance or regulation of any Governmental Entity, except for possible violations which individually or in the aggregate do not, and, insofar as reasonably can be foreseen, in the future will not, have a material adverse effect on ALC. As of the date of this Agreement, to the knowledge of ALC, no investigation by any Governmental Entity with respect to ALC or any of its subsidiaries is pending or threatened, other than, in each case, those the outcome of which, as far as reasonably can be foreseen, will not have a material adverse effect on ALC.

        (g) Litigation. As of the date of this Agreement, except as disclosed in the ALC SEC Documents filed prior to the date of this Agreement, there is no suit, action or proceeding pending or, to the knowledge of ALC, threatened, against or affecting ALC or any subsidiary of ALC as to which there is a reasonable possibility of an adverse determination and which, if adversely determined, would, individually or in the aggregate, have a material adverse effect on ALC, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against ALC or any subsidiary of ALC or which, insofar as reasonably can be foreseen, in the future could have, any such effect.

        (h) Taxes. ALC and each of its subsidiaries (and any consolidated, combined, unitary or aggregate group for tax purposes of which ALC or any of its subsidiaries is or has been a member) have timely filed all tax returns required to be filed by any of them and have paid (or ALC has paid on their behalf), or have set up an adequate reserve for the payment of, all taxes required to be paid as shown on such returns, and the most recent financial statements contained in the ALC SEC Documents reflect an adequate reserve for all taxes payable by ALC and its subsidiaries (whether or not shown on such returns) accrued through the date of such financial statements. Except as set forth on Schedule 3.1(h), no material deficiencies for any taxes have been proposed, asserted or assessed against ALC or any of its subsidiaries that are not adequately reserved for, no audit of any tax return of ALC or any of its subsidiaries is being conducted by a tax authority, and no extension of the statute of limitations on the assessment of any taxes has been granted to ALC or any of its subsidiaries and is currently in effect. For the purpose of this Agreement, the term "tax" (including, with correlative meaning, the terms "taxes" and "taxable") shall include, except where the context otherwise requires, all federal, state, local and foreign income, profits, franchise, gross receipts, payroll, sales, employment, use, property, withholding, excise, occupancy and other taxes, duties or assessments (including assessments against telecommunications providers for universal service support, disabled access, emergency communications (911) and other purposes mandated by law, regulation or order of any Governmental Entity) of any nature whatsoever, together with all interest, penalties and additions imposed with respect to such amounts, and the term "tax return" shall mean any return, report or statement required to be filed with any governmental authority with respect to taxes.

        (i) Certain Agreements. Except as disclosed in the ALC SEC Documents filed prior to the date of this Agreement, except as set forth on Schedule 3.1(i) hereto and except for this Agreement, as of the date of this Agreement, neither ALC nor any of its subsidiaries is a party to any oral or written (i) consulting agreement involving the payment of more than $250,000 per annum, or union, guild or collective bargaining agreement which agreement covers any employees, (ii) agreement with any executive officer or other key employee of ALC or any subsidiary of ALC the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving ALC or any subsidiary of ALC of the nature contemplated by this Agreement and which provides for the payment of in excess of $250,000, (iii) agreement with respect to any executive officer of A or any subsidiary of ALC providing any term of employment or compensation guarantee extending for a period longer than one year and for the payment of in excess of $250,000 per annum or (iv) agreement or plan, including any stock option plan, stock appreciation rights plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement. Except as set forth on Schedule 3.1(i) hereto and except for this Agreement, neither ALC nor any of its subsidiaries is a party to any agreement restricting (i) the declaration or payment of any dividends upon any of the capital stock of ALC, (ii) the purchase, redemption, retirement or other acquisition of any shares of capital stock of ALC, (iii) the distribution of cash, property or assets among the holders of capital stock of ALC or (iv) the making of any change in the capital structure of ALC. As of the date hereof, the executive officers of ALC listed on Schedule 3.1(i) hereto have executed amended and restated employment agreements effective as of the Effective Time (the "Employment Agreements") substantially in the form attached hereto as
    Exhibit 3.1(i).

        (j) Benefit Plans. (i) With respect to each employee benefit plan (including, without limitation, any "employee benefit plan", as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) (all the foregoing being herein called "Benefit Plans"), maintained or contributed to by ALC or any member of its controlled group within the meaning of Section 414 of the Code (the "ALC Benefit Plans"), ALC has made available to Frontier, to the extent applicable, a true and correct copy of (A) the most recent annual report (Form 5500) filed with the IRS,
    (B) such ALC Benefit Plan (or where no formal plan exists, a written description thereof), (C) each trust agreement relating to such ALC Benefit Plan, (D) the most recent summary plan description for each ALC Benefit Plan for which a summary plan description is required, (E) the most recent actuarial report or valuation relating to an ALC Benefit Plan subject to Title IV of ERISA and (F) the most recent determination letter issued by the IRS with respect to any ALC Benefit Plan qualified under Section 401 (a) of the Code.

        (ii) With respect to the ALC Benefit Plans, individually and in the aggregate, no event has occurred and, to the knowledge of ALC, there exists no condition or set of circumstances, in connection with which ALC or any members of its controlled group could be subject to any liability that is reasonably likely to have a material adverse effect on ALC (except liability for benefits claims and funding obligations payable in the ordinary course) under ERISA, the Code or any other applicable law.

        (iii) True and complete copies of the ALC Stock Plans as in effect on the date hereof have been provided to Frontier.

        (k) Subsidiaries. Schedule 3.1(k) hereto lists all of the Significant Subsidiaries of ALC as of the date hereof, each of which is wholly-owned by ALC. All of the shares of capital stock of each of the subsidiaries held by ALC or by another subsidiary of ALC are fully paid and nonassessable and are owned by ALC or a subsidiary of ALC free and clear of any claim, lien or encumbrance.

        (l) Absence of Certain Changes or Events. Except as disclosed in the ALC SEC Documents filed prior to the date of this Agreement, since December 31, 1994, ALC and its subsidiaries have not incurred any material liability, except in the ordinary course of their business consistent with their past practices, nor has there been any change, or any event involving a prospective change, in the business, prospects, financial condition or results of operations of ALC or any of its subsidiaries which has had, or is reasonably likely to have, a material adverse effect on ALC (other than as a result of changes in laws or regulations of general applicability or interpretations thereof).

        (m) Section 203 of the DGCL Not Applicable. The restrictions of Section 203 of the DGCL will not, prior to the termination of this Agreement, assuming the accuracy of the representations contained in Section 3.2(r) (without giving effect to the knowledge qualification thereof), apply to this Agreement, the Merger or the transactions contemplated hereby.

        (n) Vote Required. The affirmative vote of the holders of a majority of the outstanding shares of ALC Common Stock entitled to vote thereon is the only vote of the holders of any class or series of ALC capital stock or other securities necessary to approve this Agreement and the transactions contemplated hereby (assuming for purposes of this representation the accuracy of the representations contained in Section 3.2(r), without giving effect to the knowledge qualification thereof).

        (o) Accounting Matters. Neither ALC nor, to its best knowledge, any of its affiliates, has through the date of this Agreement, taken or agreed to take any action that would prevent Frontier from accounting for the business combination to be effected by the Merger as a "pooling of interests".

        (p) ALC Rights Agreement. Concurrently with the execution and delivery of this Agreement, ALC has amended the ALC Rights Agreement, to provide that
    (i) none of the approval, execution or delivery of this Agreement or the consummation of the Merger will cause (1) the ALC Rights to become exercisable under the ALC Rights Agreement, (2) Frontier or any of its subsidiaries to be deemed an "Acquiring Person" (as defined in the ALC Rights Agreement), or (3) the "Stock Acquisition Date" (as defined in the ALC Rights Agreement) to occur upon any such event and (ii) the "Expiration Date" (as defined in the ALC Rights Agreement) of the ALC Rights shall occur immediately prior to the Effective Time. The "Distribution Date" (as defined in the ALC Rights Agreement) has not occurred.

        (q) Properties. Except as disclosed in the ALC SEC Documents filed prior to the date of this Agreement, ALC or one of its subsidiaries (i) has good, clear and marketable title to all the properties and assets reflected in the latest audited balance sheet included in such ALC SEC Documents as being owned by ALC or one of its subsidiaries or acquired after the date thereof which are material to ALC's business on a consolidated basis (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business), free and clear of all claims, liens, charges, security interests or encumbrances of any nature whatsoever except (A) statutory liens securing payments not yet due and (B) such imperfections or irregularities of title, claims, liens, charges, security interests or encumbrances as do not materially affect the use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties and (ii) is the lessee of all leasehold estates reflected in the latest audited financial statements included in such ALC SEC Documents or acquired after the date thereof which are material to its business on a consolidated basis (except for leases that have expired by their terms since the date thereof) and is in possession of the properties purported to be leased thereunder, and each such lease is valid without default thereunder by the lessee or, to ALC's knowledge, the lessor.

        (r) Ownership of Frontier Common Stock. As of the date hereof, neither ALC nor, to its best knowledge, any of its affiliates or associates (as defined under the Exchange Act), (i) beneficially own, directly or indirectly, or (ii) are parties to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of, any shares of Frontier Common Stock, except for shares which may be held by ALC Benefit Plans which shares do not, in the aggregate, represent 1% or more of the outstanding shares of Frontier Common Stock.

        (s) Intellectual Property. ALC and its Significant Subsidiaries own or possess adequate licenses or other valid rights to use all material computer software and firmware, patents, patent rights, trademarks, trademark rights, trade names, trade name rights, brand names, copyrights, service marks, trade secrets, applications for trademarks and for service marks, know-how and other proprietary rights and information used or held for use in connection with the business of ALC and its Significant Subsidiaries as currently conducted or as contemplated to be conducted, and ALC is unaware of any assertion or claim challenging the validity of any of the foregoing which, individually or in the aggregate, would have a material adverse effect. To the best knowledge of ALC, except as disclosed on Schedule 3.1(s) hereto, the conduct of the business of ALC and its Significant Subsidiaries as currently conducted does not conflict in any way with any patent, patent right, license, trademark, trademark right, trade name, trade name right, service mark or copyright of any third party that, individually or in the aggregate, would have a material adverse effect. To the best knowledge of ALC, there are no infringements of any proprietary rights owned by or licensed by or to ALC or any of its Significant Subsidiaries which, individually or in the aggregate, would have a material adverse effect.

        (t) Undisclosed Liabilities. Except as disclosed in the ALC SEC Documents filed prior to the date of this Agreement, neither ALC nor any of its Significant Subsidiaries has incurred any liabilities or obligations (absolute, accrued, contingent or otherwise) other than liabilities or obligations which would not, individually or in the aggregate, have a material adverse effect.

        (u) Environmental Matters. (i) Except as disclosed in the ALC SEC Documents filed prior to the date of this Agreement, there are no Environmental Liabilities (as defined below) of ALC or any of its Significant Subsidiaries which would, individually or in the aggregate, have a material adverse effect.

        (ii) As used in this Agreement, "Environmental Laws" means any and all federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decisions, injunctions, orders, decrees, requirements of any Governmental Entity, any and all common law requirements, rules and bases of liability regulating, relating to or imposing liability or standards of conduct concerning pollution, Hazardous Materials or protection of human health or the environment, as now or may at any time hereafter be in effect. "Environmental Liabilities" with respect to any person means any and all liabilities of or relating to such person or any of its Significant Subsidiaries (including any entity which is, in whole or in part, a predecessor of such person or any of such Subsidiaries), whether vested or unvested, contingent or fixed, actual or potential, known or unknown, which (i) arise under or relate to matters covered by Environmental Laws and (ii) relate to actions occurring or conditions existing on or prior to the Closing Date. "Hazardous Materials" means any hazardous or toxic substances, materials or wastes, defined, listed, classified or regulated as such in or under any Environmental Laws, including, without limitation, asbestos, petroleum or petroleum products (including gasoline, crude oil or any fraction thereof), polychlorinated biphenyls, and urea-formaldehyde insulation.

        (v) Opinion of Financial Advisor. ALC has received the opinion of Salomon Brothers Inc dated April 9, 1995 to the effect that, as of such date, the exchange ratio reflected in the

    Conversion Number is fair to the stockholders of ALC from a financial point of view, a copy of which opinion has been delivered to Frontier.

    3.2 Representations and Warranties of Frontier and Sub. Frontier and Sub jointly and severally represent and warrant to ALC as follows:

        (a) Organization, Standing and Power. Each of Frontier and its Significant Subsidiaries and Sub is a corporation, partnership or other legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, has all requisite power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted, and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary other than in such jurisdictions where the failure to be so organized, existing or in good standing or to have such power, authority and governmental approvals or so to qualify would not, individually or in the aggregate, have a material adverse effect on Frontier.

        (b) Capital Structure. (i) As of the date hereof, the authorized capital stock of Frontier consists of 300,000,000 shares of Frontier Common Stock, 4,000,000 shares of Class A Preferred Stock, par value $100.00 per share, of Frontier ("Frontier Class A Preferred Stock"), and 850,000 shares of Cumulative Preferred Stock, $100.00 par value per share, of Frontier ("Frontier Cumulative Preferred Stock"). As of the close of business on April 6, 1995, (A) 81,864,958 shares of Frontier Common Stock were outstanding; (B) 1,030,619 shares of Frontier Common Stock were reserved for issuance upon exercise of outstanding stock options granted pursuant to the Directors Stock Option Plan of Frontier and the Restated Executive Stock Option Plan of Frontier; (C) 1,869,516 shares of Frontier Common Stock were reserved for issuance upon exercise of authorized but unissued stock options pursuant to the plans referenced in clause (B) above or in connection with Frontier's dividend reinvestment and employee stock purchase plans (such plans, together with the plans referenced in clause (B) above, the "Frontier Stock Plans"); (D) 251,483 shares of Frontier Common Stock were reserved for issuance upon conversion of $5,300,000 in principal amount of 10.46% Convertible Debentures due 2008 (the "Frontier Convertible Debentures"); (E) 6,375 shares of Frontier Common Stock were held by Frontier in its treasury or by its subsidiaries; (F) no shares of Frontier Class A Preferred Stock were issued or outstanding; and (G) 200,000 shares of Frontier Cumulative Preferred Stock were outstanding, consisting solely of 60,000 shares of Cumulative Preferred Stock, 5% Series, 40,000 shares of Cumulative Preferred Stock, Second 5% Series, 50,000 shares of Cumulative Preferred Stock, 5.65% Series, and 50,000 shares of Cumulative Preferred Stock, 4.60% Series. Except as set forth above, no shares of capital stock of Frontier were issued, reserved for issuance or outstanding as of April 6, 1995.

        (ii) As of the date hereof, no Voting Debt of Frontier was issued or outstanding. All outstanding shares of Frontier capital stock are, and the shares of Frontier Common Stock (A) to be issued pursuant to or as specifically contemplated by this Agreement, and (B) when issued in accordance with this Agreement upon exercise of the ALC Stock Options and the ALC Warrants, as the case may be, will be, validly issued, fully paid and nonassessable and not subject to preemptive rights.

        (iii) As of the date hereof, except for this Agreement, the Frontier Stock Plans, the Frontier Convertible Debentures and the rights (the "Frontier Rights") to be issued to holders of Frontier Common Stock pursuant to the Rights Agreement between Frontier and The First National Bank of Boston, as Rights Agent (the "Frontier Rights Agreement"), substantially in the form previously provided to ALC, there are no options, warrants, calls, rights, commitments or agreements of any character to which Frontier or any subsidiary of Frontier is a party or by which it is bound obligating Frontier or any subsidiary of Frontier to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or any Voting Debt of Frontier or of any subsidiary of Frontier or obligating Frontier or any subsidiary of Frontier to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. As of the date hereof, there are no outstanding contractual obligations or any understandings of Frontier or any of its subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock of Frontier or any of its subsidiaries.

        (iv) Except in connection with the declaration of a dividend of one Frontier Right for each outstanding share of Frontier Common Stock, since December 31, 1994, Frontier has not (A) issued or permitted to be issued any shares of capital stock, or securities exercisable for or convertible into shares of capital stock, of Frontier or any of its Significant Subsidiaries or Sub, other than pursuant to and as required by the terms of Frontier's dividend reinvestment and employee stock purchase plans, and any employee stock options that were issued and outstanding on such date; (B) repurchased, redeemed or otherwise acquired, directly or indirectly through one or more subsidiaries of Frontier, any shares of capital stock of Frontier or any of its Significant Subsidiaries or Sub; or (C) declared, set aside, made or paid to the stockholders of Frontier dividends or other distributions on the outstanding shares of capital stock of Frontier, other than regular quarterly cash dividends at a rate not in excess of the regular quarterly cash dividends most recently declared by Frontier prior to the date of this Agreement, or as required by the terms of the Frontier Preferred Stock as in effect on the date hereof. For purposes of clause (B) of this clause (iv), Frontier shall be deemed to include any affiliate or associate (as defined in the Exchange Act) of Frontier or any person that Frontier has caused or requested to purchase or acquire such shares.

        (v) As of the date hereof, the authorized capital stock of Sub consists of 100 shares of Common Stock, par value $1.00 per share, all of which are validly issued, fully paid and nonassessable and are owned by Frontier.

        (c) Authority. (i) Frontier and Sub have all requisite corporate power and authority to enter into this Agreement and, subject to approval by the stockholders of Frontier of the issuance of Frontier Common Stock pursuant to the Merger (the "Frontier Vote Matter"), to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Frontier and Sub, subject to approval of the Frontier Vote Matter by the stockholders of Frontier. This Agreement has been duly executed and delivered by Frontier and Sub and constitutes a valid and binding obligation of Frontier and Sub, enforceable in accordance with its terms.

        (ii) The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, result in any Violation pursuant to any provision of the Certificate of Incorporation or By-laws of Frontier, Sub, or any other subsidiary of Frontier or, except as disclosed in writing to the other party prior to the date hereof and subject to obtaining or making the consents, approvals, orders, authorizations, registrations, declarations and filings referred to in paragraph (iii) below, result in any Violation of any loan or credit agreement, note, mortgage, indenture, lease, Benefit Plan or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Frontier, Sub, or any other subsidiary of Frontier or their respective properties or assets which Violation would have a material adverse effect on Frontier.

        (iii) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Frontier, Sub, or any other subsidiary of Frontier in connection with the execution and delivery of this Agreement by Frontier or Sub or the consummation by Frontier or Sub of the transactions contemplated hereby, the failure to obtain which would have a material adverse effect on Frontier, except for (A) the filing with the SEC of (1) the S-4, (2) the Pro Statement and (3) such other filings under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby and the obtaining from the SEC of such orders as may be required in connection therewith, (B) such filings and approvals as are required to be made or obtained under the securities or blue sky laws of various states in connection with the transactions contemplated by this Agreement, (C) the filing of the Certificate of Merger as contemplated by Section 1.3 and appropriate documents with the relevant authorities of states in which Frontier is qualified to do business, (D) filings pursuant to the rules of the NYSE, (E) notices under the HSR Act and (F) filings under the Communications Act and under state or foreign utility or telecommunication regulatory laws.

        (d) SEC Documents. Frontier has made available to ALC a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed by Frontier with the SEC since January 1, 1992 (as such documents have since the time of their filing been amended, the "Frontier SEC Documents"), which are all the documents (other than preliminary material) that Frontier was required to file with the SEC since such date. As of their respective dates, the Frontier SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Frontier SEC Documents, and none of the Frontier SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Frontier included in the Frontier SEC Documents comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC) and fairly present the consolidated financial position of Frontier and its consolidated subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended. All material agreements, contracts and other documents required to be filed as exhibits to any of the Frontier SEC Documents have been so filed.

        (e) Information Supplied. None of the information supplied or to be supplied by Frontier or Sub for inclusion or incorporation by reference in
    (i) the S-4 will, at the time the S-4 is filed with the SEC and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) the Proxy Statement will, at the date of mailing to stockholders and at the times of the meetings of stockholders to be held in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Proxy Statement, except for such portions thereof that relate only to ALC, will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder, and the S-4, except for such portions thereof that relate only to ALC, will comply as to form in all material respects with the provisions of the Securities Act and the rules and regulations thereunder.

        (f) Compliance with Applicable Laws. Frontier and its subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities which are material to the operation of the businesses of Frontier and its subsidiaries, taken as a whole (the "Frontier Permits"), except to the extent the failure to hold the Frontier Permits would not have a material adverse effect on Frontier. Frontier and its subsidiaries are in compliance with the terms of the Frontier Permits and all applicable laws and regulations, except where the failure so to comply would not have a material adverse effect on Frontier. Except as disclosed in the Frontier SEC Documents filed prior to the date of this Agreement, the businesses of Frontier and its subsidiaries are not being conducted in violation of any law, order, ordinance or regulation of any Governmental Entity, except for possible violations which individually or in the aggregate do not, and, insofar as reasonably can be foreseen, in the future will not, have a material adverse effect on Frontier. As of the date of this Agreement, to the knowledge of Frontier, no investigation by any Government Entity with respect to Frontier or any of its subsidiaries is pending or threatened, other than, in each case, those the outcome of which, as far as reasonably can be foreseen, will not have a material adverse effect on Frontier.

        (g) Litigation. As of the date of this Agreement, except as disclosed in the Frontier SEC Documents filed prior to the date of this Agreement, there is no suit, action or proceeding pending or, to the knowledge of Frontier, threatened, against or affecting Frontier or any subsidiary of Frontier as to which there is a reasonable possibility of an adverse determination and which, if adversely determined, would, individually or in the aggregate, have a material adverse effect on Frontier, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against Frontier or any subsidiary of Frontier having, or which, insofar as reasonably can be foreseen, in the future could have, any such effect.

        (h) Taxes. Frontier and each of its subsidiaries (and any consolidated, combined, unitary or aggregate group for tax purposes of which Frontier or any of its subsidiaries is or has been a member) have timely filed all tax returns required to be filed by any of them and have paid (or Frontier has paid on their behalf), or have set up an adequate reserve for the payment of, all taxes required to be paid as shown on such returns, and the most recent financial statements contained in the Frontier SEC Documents reflect an adequate reserve for all taxes payable by Frontier and its subsidiaries (whether not shown on such returns) accrued through the date of such financial statements. Except as disclosed on Schedule 3.2(h), (i) no material deficiencies for any taxes have been proposed, asserted or assessed against Frontier or any of its subsidiaries that are not adequately reserved for, (ii) no audit of any tax return of Frontier or any of its subsidiaries is being conducted by a tax authority, and (iii) no extension of the statute of limitations on the assessment of any taxes has been granted to Frontier or any of its subsidiaries and is currently in effect.

        (i) Certain Agreements. Except as disclosed in the Frontier SEC Documents filed prior to the date of this Agreement, except as set forth on
    Schedule 3.2(i) hereto and except for this Agreement, as of the date of this Agreement, neither Frontier nor any of its subsidiaries is a party to any oral or written (i) consulting agreement involving the payment of more than $250,000 per annum, or union, guild or collective bargaining agreement which agreement covers any employees, (ii) agreement with any executive officer or other key employee of Frontier or any subsidiary of Frontier the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving Frontier or any subsidiary of Frontier of the nature contemplated by this Agreement and which provides for the payment of in excess of $250,000, (iii) agreement with respect to any executive officer of Frontier or any subsidiary of Frontier providing any term of employment or compensation guarantee extending for a period longer than one year and for the payment of in excess of $250,000 per annum or (iv) agreement or plan, including any stock option plan, stock appreciation rights plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

        (j) Benefit Plans. (i) With respect to each Benefit Plan maintained or contributed to by Frontier or any member of its controlled group within the meaning of Section 414 of the Code (the "Frontier Benefit Plans"), Frontier has made available to ALC, to the extent applicable, a true and correct copy of (A) the most recent annual report (Form 5500) filed with the IRS, (B) such Frontier Benefit Plan (or where no formal plan exists, a written description thereof), (C) each trust agreement relating to such Frontier Benefit Plan, (D) the most recent summary plan description for each Frontier Benefit Plan for which a summary plan description is required, (E) the most recent actuarial report or valuation relating to a Frontier Benefit Plan subject to Title IV of ERISA and (F) the most recent determination letter issued by the IRS with respect to any Frontier Benefit Plan qualified under
    Section 401(a) of the Code.

        (ii) With respect to the Frontier Benefit Plans, individually and in the aggregate, no event has occurred and, to the knowledge of Frontier, there exists no condition or set of circumstances in connection with which Frontier or any member of its controlled group could be subject to any liability that is reasonably likely to have a material adverse effect upon Frontier (except liability for benefits claims and funding obligations payable in the ordinary course) under ERISA, the Code or any other applicable law.

        (iii) True and complete copies of the Frontier Stock Plans as in effect on the date hereof have been provided to A.

        (k) Subsidiaries. Schedule 3.2(k) hereto lists all of the Significant Subsidiaries of Frontier as of the date hereof, each of which is wholly-owned by Frontier. All of the shares of capital stock of each of the subsidiaries held by Frontier or by another subsidiary of Frontier are fully paid and nonassessable and are owned by Frontier or a subsidiary of Frontier free and clear of any claim, lien or encumbrance.

        (l) Absence of Certain Changes or Events. Except as disclosed in the Frontier SEC Documents filed prior to the date of this Agreement, since December 31, 1994, Frontier and its subsidiaries have not incurred any material liability, except in the ordinary course of their business consistent with their past practices, nor has there been any change, or any event involving a prospective change, in the business, prospects, financial condition or results of operations of Frontier or any of its subsidiaries which has had, or is reasonably likely to have, a material adverse effect on Frontier (other than as a result of changes in laws or regulations of general applicability or interpretations thereof).

        (m) Section 912 of the NYBCL Not Applicable. The provisions of Section 912 of the New York Business Corporation Law (the "NYBCL") will not, prior to the termination of this Agreement, assuming the accuracy of the representations contained in Section 3.1(r) (without giving effect to the knowledge qualification thereof), apply to this Agreement, the Merger or the transactions contemplated hereby.

        (n) Vote Required. The affirmative vote of the holders of shares of Frontier Common Stock representing a majority of the total votes cast by the holders of all outstanding shares of Frontier Common Stock is the only vote of the holders of any class or series of Frontier capital stock necessary to approve the Frontier Vote Matter and the transactions contemplated hereby, provided that the total votes cast by such holders represent a majority of the outstanding shares of Frontier Common Stock entitled to vote on the Frontier Vote Matter (assuming for purposes of this representation (including the proviso) the accuracy of the representations contained in
    Section 3.1(r) without giving effect to the knowledge qualification thereof).

        (o) Accounting Matters. Neither Frontier nor, to its best knowledge, any of its affiliates, has through the date of this Agreement taken or agreed to take any action that would prevent Frontier from accounting for the business combination to be effected by the Merger as a "pooling of interests".

        (p) Frontier Rights Agreement. Under the Frontier Rights Agreement, which will be executed as promptly as practicable following the date hereof, and assuming that no stockholder of ALC would constitute an "Acquiring Person" after giving effect to the Merger, (i) none of the approval, execution or delivery of this Agreement or the consummation of the Merger will cause (1) the Frontier Rights to become exercisable, (2) ALC or any of its subsidiaries to be deemed an "Acquiring Person" (as defined in the Frontier Rights Agreement), or (3) the "Stock Acquisition Date" (as defined in the Frontier Rights Agreement) to occur upon any such event. The "Distribution Date" (as defined in the Frontier Rights Agreement) has not occurred.

        (q) Properties. Except as disclosed in the Frontier SEC Documents filed prior to the date of this Agreement or as disclosed in Schedule 3.2(q) hereto, Frontier or one of subsidiaries (i) has good, clear and marketable title to all the properties and assets reflected in the latest audited balance sheet included in such Frontier SEC Documents as being owned by Frontier or one of its subsidiaries or acquired after the date thereof which are material to Frontier's business on a consolidated basis (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business), free and clear of all claims, liens, charges, security interests or encumbrances of any nature whatsoever except (A) statutory liens securing payments not yet due and (B) such imperfections or irregularities of title, claims, liens, charges, security interests or encumbrances as do not materially affect the use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties and (ii) is the lessee of all leasehold estates reflected in the latest audited financial statements included in such Frontier SEC Documents or acquired after the date thereof which are material to its business on a consolidated basis (except for leases that have expired by their terms since the date thereof) and is in possession of the properties purported to be leased thereunder and each such lease is valid without default thereunder by the lessee or, to Frontier's knowledge, the lessor.

        (r) Ownership of ALC Common Stock. As of the date hereof, neither Frontier nor, to its best knowledge, any of its affiliates or associates (as defined under the Exchange Act), (i) beneficially own, directly or indirectly, or (ii) are parties to any agret, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of, any shares of ALC Common Stock, except for shares which may be held by Frontier Benefit Plans which shares do not, in the aggregate, represent 1% or more of the outstanding shares of ALC Common Stock.

        (s) Intellectual Property. Frontier and its Significant Subsidiaries own or possess adequate licenses or other valid rights to use all material computer software and firmware, patents, patent rights, trademarks, trademark rights, trade names, trade name rights, brand names, copyrights, service marks, trade secrets, applications for trademarks and for service marks, know-how and other proprietary rights and information used or held for use in connection with the business of Frontier and its Significant Subsidiaries as currently conducted or as contemplated to be conducted, and Frontier is unaware of any assertion or claim challenging the validity of any of the foregoing which, individually or in the aggregate, would have a material adverse effect. To the best knowledge of Frontier, the conduct of the business of Frontier and its Significant Subsidiaries as currently conducted does not conflict in any way with any patent, patent right, license, trademark, trademark right, trade name, trade name right, service mark or copyright of any third party that, individually or in the aggregate, would have a material adverse effect. To the best knowledge of Frontier, there are no infringements of any proprietary rights owned by or licensed by or to Frontier or any of its Significant Subsidiaries which, individually or in the aggregate, would have a material adverse effect.

        (t) Undisclosed Liabilities. Except as disclosed in the Frontier SEC Documents filed prior to the date of this Agreement, neither Frontier nor any of its Significant Subsidiaries has incurred any liabilities or obligations (absolute, accrued, contingent or otherwise) other than liabilities or obligations which would not, individually or in the aggregate, have a material adverse effect.

        (u) Environmental Matters. Except as disclosed in the Frontier SEC Documents filed prior to the date of this Agreement, there are no Environmental Liabilities of Frontier or any of its Significant Subsidiaries which would, individually or in the aggregate, have a material adverse effect.

        (v) Opinion of Financial Advisor. Frontier has received the opinion of Lazard Freres & Co. dated April 9, 1995, to the effect that, as of such date, the exchange ratio reflected in the Conversion Number is fair to the stockholders of Frontier from a financial point of view, a copy of which opinion has been delivered to ALC.

                                   ARTICLE IV

                   COVENANTS RELATING TO CONDUCT OF BUSINESS

    4.1 Covenants of ALC and Frontier. During the period from the date of this Agreement and continuing until the Effective Time, ALC and Frontier each agrees as to itself and its subsidiaries that (except as expressly contemplated or permitted by this Agreement or to the extent that the other party shall otherwise consent in writing):

        (a) Ordinary Course. Such party and its subsidiaries shall carry on their respective businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and use all reasonable efforts to preserve intact their present business organizations, maintain their rights and franchises and preserve their relationships with customers, suppliers and others having business dealings with them to the end that their goodwill and ongoing businesses shall not be impaired in any material respect at the Effective Time. No party shall, or shall permit any of its subsidiaries to, (i) enter into any new material line of business or (ii) incur or commit to any capital expenditures or any obligations or liabilities in connection therewith other than capital expenditures and obligations or liabilities incurred or committed to in the ordinary course of business consistent with past practice or as contemplated by business plans or budgets provided, or otherwise disclosed in writing, to the other party prior to the date hereof.

        (b) Dividends; Changes in Stock. Except in connection with the declaration and issuance of the Frontier Rights by Frontier, no party shall, or shall permit any of its Significant Subsidiaries to, or shall propose to,
    (i) declare or pay any dividends on or make other distributions in respect of any of its capital stock, except (A) Frontier may continue the declaration and payment of regular quarterly cash dividends not in excess of $.2075 per share of Frontier Common Stock and regular quarterly cash dividends as provided by and in accordance with the terms of the Frontier Cumulative Preferred Stock, in each case with usual record and payment dates for such dividends in accordance with Frontier's past dividend practice, and
    (B) for dividends by a wholly-owned subsidiary of such party, (ii) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (iii) repurchase, redeem or otherwise acquire, or permit any subsidiary to purchase or otherwise acquire any shares of its capital stock or any securities convertible into or exercisable for any shares of its capital stock, except in the case of Frontier, as described on Schedule 3.2(b).

        (c) Issuance of Securities. No party shall, or shall permit any of its subsidiaries to, issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its capital stock of any class, any Voting Debt or any securities convertible into or exercisable for, or any rights, warrants or options to acquire, any such shares or Voting Debt, or enter into any agreement with respect to any of the foregoing, other than
    (i) the issuance of Frontier Common Stock or ALC Common Stock, as the case may be, upon the exercise of the stock options and warrants referred to in this Agreement, in each case outstanding on the date of this Agreement, or pursuant to Frontier Stock Plans or ALC Stock Plans, in each case in accordance with their present terms, (ii) in the case of Frontier, grants of options to purchase shares of Frontier Common Stock pursuant to the Frontier Stock Plans, (iii) issuances by a wholly-owned subsidiary of its capital stock to its parent, (iv) in the case of Frontier, the issuance of Frontier Rights and shares of Series A Junior Participating Class A Preferred Stock of Frontier the ("Frontier Series A Preferred") upon exercise of the Frontier Rights, in each case in accordance with the terms of the Frontier Rights Agreement, and the reservation for issuance of shares of Frontier Series A Preferred and (v) in the case of ALC, the issuance of ALC Rights and shares of ALC Series E Preferred upon exercise of ALC Rights, in each case in accordance with the terms of the ALC Rights Agreement (as amended as described in Section 3.1(p)), and the reservation for issuance of shares of ALC Series E Preferred.

        (d) Governing Documents. No party shall amend or propose to amend, or shall permit any of its Significant Subsidiaries to amend, the Certificate of Incorporation or By-laws of such party or any of its Significant Subsidiaries (or, in the case of Frontier, of Sub), except as contemplated by Section 5.12; provided, however, the foregoing shall not prevent the amendment of Sub's Certificate of Incorporation to increase the number of authorized shares of its common stock or to change the par value thereof. Frontier shall not amend the Frontier Rights Agreement in any way adverse to ALC or its ability to consummate the transactions contemplated hereby and ALC shall not amend the ALC Rights Agreement (as amended as described in Section 3.1(p)) in any way adverse to Frontier or its ability to consummate the transactions contemplated hereby. ALC shall not amend the Warrant Agreements or the Grumman Hill Options.

        (e) No Solicitations. No party shall, or shall permit any of its subsidiaries to, directly or indirectly, through any officer, director, agent or otherwise, initiate, solicit or knowingly encourage (including by way of furnishing non-public information or assistance), or take any other action to facilitate knowingly, any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Competing Transaction (as defined below), or enter into or maintain or continue discussions or negotiate with any person in furtherance of such inquiries or to obtain a Competing Transaction, or agree to or endorse any Competing Transaction, or authorize or permit any of the officers, directors or employees of such party or any of its subsidiaries or any investment banker, financial advisor, attorney, accountant or other representative retained by such party or any of such party's subsidiaries to take any such action, and each party shall notify the other party hereto orally (within twelve hours) and in writing (as promptly as practicable), in reasonable detail, as to any inquiries and proposals which it or any of such party's subsidiaries or any such officer, director, employee, investment banker, financial advisor, attorney, accountant or other representative may receive and if such inquiry or proposal is in writing, such party shall deliver to the other party a copy of such inquiry or proposal; provided, however, that nothing contained in this Section 4.1(e) shall prohibit the Board of Directors of Frontier or ALC, as the case may be, from (i) furnishing information to, or entering into discussions or negotiations with, any person or entity that makes an unsolicited written, bona fide proposal to acquire such party pursuant to a merger, consolidation, share exchange, business combination, sale of assets, tender or exchange offer or other similar transaction, if, and only to the extent that, (A) the Board of Directors of such party, after consultation with and based upon the advice of independent legal counsel (who may be such party's regularly engaged independent legal counsel), determines in good faith that such action is required for the Board of Directors of such party to comply with its fiduciary duties to stockholders under applicable law and (B) prior to furnishing such information to, or entering into discussions or negotiations with, such person, such party (x) provides reasonable notice (no less than one business day) to the other party to the effect that it is furnishing information to, or entering into discussions or negotiations with, such person and (y) receives from such person an executed confidentiality agreement in reasonably customary form on terms not more favorable to such person than the terms contained in the letter dated September 27, 1994 between ALC and Frontier (the "Confidentiality Agreement"); provided further, that the party furnishing to any such person or entity any material, non-public information not previously delivered to the other party shall deliver to the other party copies of all such information (provided that the party furnishing to any such person any such material, non-public information of which copies are not delivered to the other party pursuant to the foregoing shall deliver to the other party a list of all such information so provided), (ii) complying with Rule 14e-2 promulgated under the Exchange Act with regard to a tender or exchange offer or (iii) failing to make or withdrawing or modifying its recommendation referred to in Section 5.5 following the occurrence of a Competing Transaction if the Board of Directors of such party, after consultation with and based upon the advice of independent legal counsel (who may be such party's regularly engaged independent legal counsel), determines in good faith that such action is required for the Board of Directors of such party to comply with its fiduciary duties to stockholders under applicable law. As used in this Agreement, "Competing Transaction" shall mean any of the following (other than the transactions contemplated or permitted by this Agreement) involving a party hereto or any of its Significant Subsidiaries:
    (i) any merger, consolidation, share exchange, business combination, or other similar transaction; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 20% or more of the assets of such party and its subsidiaries, taken as a whole, in a single transaction or series of transactions; (iii) any tender offer or exchange offer for 20% or more of the outstanding shares of capital stock of such party or the filing of a registration statement under the Securities Act in connection therewith;
    (iv) any person or group having acquired beneficial ownership of 20% or more of the outstanding shares of capital stock of such party; or (v) any proposal, plan or intention to do any of the foregoing either publicly announced or otherwise communicated to ALC or Frontier, as the case may be, or any agreement to engage in any of the foregoing. This Section 4.1(e) shall not prohibit accurate disclosure by a party that is required in any ALC SEC Document or Frontier SEC Document (including the Proxy Statement and the S-4) or otherwise under applicable law in the opinion of the Board of Directors of such party, after consultation with and based upon the advice of independent legal counsel (who may be such party's regularly engaged legal counsel), as of the date of such ALC SEC Document or Frontier SEC Document or such other required disclosure as to the transactions contemplated hereby or as to any Competing Transaction.

        (f) No Acquisitions. Other than (i) acquisitions disclosed in the ALC SEC Documents or the Frontier SEC Documents, as the case may be, (ii) acquisitions for which a party has entered into a definitive agreement prior to the date hereof, (iii) acquisitions for which a party has an outstanding bona fide offer as of the date hereof and (iv) if there shall have occurred after the date hereof a Competing Transaction with respect to either ALC or Frontier, acquisitions in connection with which the total fair market value of the consideration paid by the acquiror shall not exceed an aggregate of $100,000,000, no party shall, or shall permit any of its subsidiaries to, without the prior written consent of the other party (which shall not be unreasonably withheld), acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets in each case which are material, individually or in the aggregate, to such party and its subsidiaries taken as a whole; provided, however, that the foregoing shall not prohibit (i) internal reorganizations or consolidations involving existing subsidiaries or (ii) the creation of new subsidiaries organized to conduct or continue activities otherwise permitted by this Agreement.

        (g) No Dispositions. Other than (i) dispositions referred to in ALC SEC Documents or Frontier SEC Documents filed prior to the date of this Agreement or as previously disclosed in writing by a party to the other party, or (ii) as may be required by law to consummate the transactions contemplated hereby, no party shall, or shall permit any of its subsidiaries to, sell, e, encumber or otherwise dispose of, or agree to sell, lease, encumber or otherwise dispose of any of its assets (including capital stock of subsidiaries), except, subject to Section 4.1(l), for dispositions in the ordinary course of business consistent with past practice or which, individually do not exceed $10,000,000 or which, in the aggregate, do not exceed $25,000,000.

        (h) Indebtedness. No party shall, or shall permit any of its subsidiaries to, incur any long-term indebtedness for borrowed money or guarantee any such long-term indebtedness or issue or sell any long-term debt securities or warrants or rights to acquire any long-term debt securities of such party or any of its subsidiaries or guarantee any long-term debt securities of others (other than such party or any of its wholly owned subsidiaries) or enter into or amend any contract, agreement, commitment or arrangement with respect to any of the foregoing, other than
    (i) in replacement for existing or maturing debt, (ii) indebtedness of any subsidiary of a party to such party or another subsidiary of such party,
    (iii) borrowings under existing lines of credit or under commercial paper programs in the ordinary course of business consistent with prior practice,
    (iv) borrowings by Rochester Telephone Corp. to the extent that the aggregate long-term indebtedness of Rochester Telephone Corp. does not exceed $200,000,000, (v) borrowings by either party under its lines of credit existing on the date hereof, (vi) indebtedness assumed or indebtedness of any person or entity acquired pursuant to any acquisitions referred to in Section 4.1(f) or (vii) other borrowings which, in the aggregate, do not exceed $10,000,000.

        (i) Other Actions. No party shall, or shall permit any of its subsidiaries to, take any action that would or reasonably might be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect, or in any of the conditions to the Merger set forth in Article VI not being satisfied, or (unless such action is required by applicable law) which would adversely affect the ability of any of them to obtain any of the Requisite Regulatory Approvals without imposition of a condition or restriction of the type referred to in Sections 6.1(g), 6.2(e) or 6.3(e).

        (j) Advice of Changes; Government Filings. Each party shall confer on a regular and frequent basis with the other, report on operational matters and promptly advise the other, orally and in writing of any change or event having, or which, insofar as can reasonably be foreseen, could have, a material adverse effect on such party or which would cause or constitute a material breach of any of the representations, warrants or covenants of such party contained herein. Frontier and ALC shall file all reports required to be filed by each of them with the SEC between the date of this Agreement and the Effective Time and shall deliver to the other party copies of all such reports promptly after the same are filed. Frontier and ALC shall cooperate with each other in determining whether any filings are required to be made with or consents required to be obtained from, any third party or Governmental Entity prior to the Effective Time in connection with this Agreement or the transactions contemplated hereby, and shall cooperate in making any such filings promptly and in seeking to obtain timely any such consents. Each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state or federal Governmental Entity in connection with this Agreement or the transactions contemplated hereby.

        (k) Accounting Methods. Neither Frontier nor ALC shall change its methods of accounting in effect at December 31, 1994, except as required by changes in generally accepted accounting principles as concurred in by such party's independent auditors. Neither Frontier nor ALC will change its fiscal year.

        (l) Pooling and Tax-Free Reorganization Treatment. Neither Frontier nor ALC shall intentionally take or cause to be taken any action, whether before or after the Effective Time, which would disqualify the Merger as a "pooling of interests" for accounting purposes or as a "reorganization" within the meaning of Section 368(a) of the Code.

        (m) Benefit Plans. During the period from the date of this Agreement and continuing until the Effective Time, each of Frontier and ALC agrees as to itself and its subsidiaries that it will not, without the prior written consent of the other party, (i) enter into, adopt, amend (except as may be required by law), renew or terminate any Frontier Benefit Plan or ALC Benefit Plan, as the case may be, or any other employee benefit plan or any agreement, arrangement, plan or policy between such party and one or more of its directors or officers, (ii) except for normal increases in the ordinary course of business consistent with past practice that, in the aggregate, do not result in a material increase in benefits or compensation expense to such party, increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan and arrangement as in effect as of the date hereof, (iii) in the case of ALC, grant any stock options, stock appreciation rights, restricted stock, restricted stock units or performance units or shares other than as required by existing agreements with individual employees, or enter into any contract, agreement, commitment or arrangement to do any of the foregoing or
    (iv) except for the Employment Agreements, enter into or renew any contract, agreement, commitment or arrangement providing for the payment to any director, officer or employee of such party of compensation or benefits contingent, or the terms of which are materially altered, upon the occurrence of any of the transactions contemplated by this Agreement.

        (n) Tax Elections. Except in the ordinary course of business and consistent with past practice, without the prior written consent of the other, neither Frontier nor ALC shall make any material tax election or settle or compromise any material federal, state, local or foreign income tax liability.

        (o) Network Transition. Promptly following the date hereof, Frontier and ALC shall consider and discuss the manner in which they may, to the extent not violative of any contracts, arrangements or agreements, written or oral, to which any party hereto or any of its subsidiaries or affiliates is a party, cause their respective long distance subsidiaries (the "Long Distance Subs") to take the actions reasonably necessary to begin to transition their respective switched long distance traffic of each other for termination and obtain the maximum network optimization and other synergies as necessary for the Long Distance Subs' future business plans, including but not limited to joint purchasing of transmission capacity.

                                   ARTICLE V

                             ADDITIONAL AGREEMENTS

    5.1 Preparation of S-4 and the Proxy Statement. Frontier and ALC shall promptly prepare and file with the SEC the Proxy Statement and Frontier shall prepare and file with the SEC the S-4, in which the Proxy Statement will be included as a prospectus. Each of Frontier and ALC shall use all reasonable efforts to have the S-4 declared effective under the Securities Act as promptly as practicable after such filing. Frontier shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of Frontier Common Stock in the Merger and Frontier Common Stock upon the exercise of the ALC Stock Options and the ALC Warrants, and ALC shall furnish all information concerning ALC and the holders of ALC Common Stock, ALC Stock Options and ALC Warrants as may be reasonably requested in connection with any such action.

    5.2 Letter of ALC's Accountants. ALC shall use its reasonable best efforts to cause to be delivered to Frontier a letter of Ernst & Young, ALC's independent auditors, dated a date within two business days before the date on which the S-4 shall become effective and addressed to Frontier, in form and substance reasonably satisfactory to Frontier and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the S-4.

    5.3 Letter of Frontier's Accountants. Frontier shall use its reasonable best efforts to cause to be delivered to ALC a letter of Price Waterhouse, Frontier's independent auditors, dated a date within two business days before the date on which the S-4 shall become effective and addressed to ALC, in form and substance reasonably satisfactory to ALC and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the S-4.

    5.4 Access to Information. Upon reasonable notice, ALC and Frontier shall each (and shall cause each of their respective subsidiaries to) afford to the officers, employees, accountants, counsel and other representatives of the other, access, during normal business hours during the period prior to the Effective Time, to all its properties, books, contracts, commitments and records and, during such period, each of ALC and Frontier shall (and shall cause each of their respective subsidiaries to) make available to the other (a) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal securities laws and (b) all other information concerning its business, properties and personnel as such other party may reasonably request. The parties will hold any such information which is nonpublic in confidence to the extent required by, and in accordance with, the provisions of the Confidentiality Agreement. No investigation by either Frontier or ALC shall affect the representations and warranties of the other, except to the extent such representations and warranties are by their terms qualified by disclosures made to such first party.

    5.5 Stockholder Meetings. ALC and Frontier each shall call a meeting of its respective stockholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement in the case of ALC and the Frontier Vote Matter in the case of Frontier. ALC and Frontier will, through their respective Boards of Directors, recommend to their respective stockholders approval of such matters, unless otherwise required under the applicable fiduciary duties of the respective directors of ALC and Frontier, as determined by such directors in good faith after consultation with and based upon the advice of independent legal counsel (who may be such party's regularly engaged independent legal counsel). ALC and Frontier shall coordinate and cooperate with respect to the timing of such meetings and shall use their best efforts to hold such meetings on the same day and as soon as practicable after the date on which the S-4 becomes effective. This Section 5.5 shall not prohibit accurate disclosure by a party that is required in any ALC SEC Document or Frontier SEC Document (including the Proxy Statement and the S-4) or otherwise under applicable law of the opinion of the Board of Directors of such party as of the date of such SEC Document or such other required disclosure as to the transactions contemplated hereby or as to any takeover proposal.

    5.6 Legal Conditions to Merger. Each of ALC and Frontier shall, and shall cause its subsidiaries to, use all reasonable efforts (i) to take, or cause to be taken, all actions necessary to comply promptly with all legal requirements which may be imposed on such party or its subsidiaries with respect to the Merger and to consummate the transactions contemplated by this Agreement, subject to the appropriate vote of stockholders of ALC and Frontier described in
Section 6.1(a), and (ii) to obtain (and to cooperate with the other party to obtain) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity and or any other public or private third party which is required to be obtained or made by such party or any of its subsidiaries in connection with the Merger and the transactions contemplated by this Agreement; provided, however, that a party shall not be obligated to take any action pursuant to the foregoing if the taking of such action or such compliance or the obtaining of such consent, authorization, order, approval or exemption is likely, in such party's reasonable opinion, (x) to be materially burdensome to such party and its subsidiaries taken as a whole or to impact in a materially adverse manner the economic or business benefits of the transactions contemplated by this Agreement so as to render inadvisable the consummation of the Merger or (y) to result in the imposition of a condition or restriction on such party or on the Surviving Corporation of the type referred to in Sections 6.1(g), 6.2(e) or 6.3(e). Each of ALC and Frontier will promptly cooperate with and furnish information to the other in connection with any such burden suffered by, or requirement imposed upon, any of them or any of their subsidiaries in connection with the foregoing.

    5.7 Affiliates. At least 40 days prior to the Closing Date, ALC shall deliver to Frontier a letter identifying all persons who are, at the time this Agreement is submitted for approval to the stockholders of ALC, "affiliates" of ALC for purposes of Rule 145 under the Securities Act. ALC shall use all reasonable efforts to cause each person named on the letter delivered by it to deliver to Frontier at least 30 days prior to the Closing Date a written agreement, substantially in the form attached as Exhibit 5.7.

    5.8 Stock Exchange Listing. Frontier shall use all reasonable efforts to cause the shares of Frontier Common Stock to be issued in the Merger and the shares of Frontier Common Stock to be reserved for issuance upon exercise of ALC Stock Options and ALC Warrants to be approved for listing on the NYSE, subject to official notice of issuance, prior to the Closing Date.

    5.9 Employee Benefit Plans. Following the Effective Time, Frontier shall establish, or maintain, in good faith, Benefit Plans for the Surviving Corporation and its subsidiaries effective as of the Effective Time. Except as otherwise provided in Section 5.10, in the case of ALC Benefit Plans under which the employees' interests are based upon ALC Common Stock, Frontier and ALC agree that such interests shall be based on Frontier Common Stock in an equitable manner.

    5.10 Stock Options and Warrants. (a) At the Effective Time, each outstanding ALC Stock Option and ALC SAR, in each case whether vested or unvested, and ALC Warrant shall be assumed by Frontier. Each ALC Stock Option shall be deemed to constitute an option to acquire, and each ALC Warrant shall be deemed to constitute a warrant to acquire, on the same terms and conditions as were applicable under such ALC Stock Option or such ALC Warrant, as the case may be, the same number of shares of Frontier Common Stock as the holder of such ALC Stock Option or such ALC Warrant, as the case may be, would have been entitled to receive pursuant to the Merger had such holder exercised such Stock Option or ALC Warrant in full immediately prior to the Effective Time, at a price per share equal to (y) the aggregate exercise price for the shares of ALC Common Stock otherwise purchasable pursuant to such ALC Stock Option or ALC Warrant divided by (z) the number of full shares of Frontier Common Stock deemed purchasable pursuant to such ALC Stock Option or ALC Warrant; provided, however, that in the case of any option to which section 421 of the Code applies by reason of its qualification under section 422 of the Code ("qualified stock options"), the option price, the number of shares purchasable pursuant to such option and the terms and conditions of exercise of such option shall be determined in order to comply with section 424(a) of the Code. Each holder of an ALC SAR shall be entitled to that number of stock appreciation rights of Frontier determined in the same manner as set forth above with respect to ALC Stock Options assumed by Frontier. As soon as practicable following the date of this Agreement, the Board of Directors of ALC (and/or the appropriate committee thereof) shall take all other actions necessary in order to effectuate the foregoing and to ensure that following the Effective Time no holder of an ALC Stock Option, ALC SAR or ALC Warrant nor any participant in any ALC Benefit Plan shall have any right thereunder to acquire equity securities of ALC or the Surviving Corporation.

    (b) ALC shall deliver to the holders of the Warrants appropriate notices setting forth such holders' rights in connection with the Merger in accordance with the provisions of the respective Warrant Agreements. As soon as practicable after the Effective Time, Frontier shall deliver to the holders of

ALC Stock Options and ALC SARs appropriate notices setting forth such holders' rights pursuant to the ALC Stock Plans in connection with the Merger. The agreements evidencing the grants of ALC Stock Options, ALC SARs or ALC Warrants, as the case may be, shall continue in effect on the same terms and conditions (subject to the adjustments required by this Section 5.10 after giving effect to the Merger and the assumption by Frontier as set forth above). If necessary, Frontier shall use its reasonable best efforts to comply with the terms of the ALC Stock Plans and to ensure, to the extent required by, and subject to the provisions of, the ALC Stock Plans, that ALC Stock Options which qualified as qualified stock options prior to the Effective Time continue to qualify as qualified stock options of Frontier after the Effective Time.

    (c) Frontier shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Frontier Common Stock for delivery upon exercise of ALC Stock Options and ALC Warrants assumed by it in accordance with this Section 5.10. As soon as practicable after the Effective Time, Frontier shall file one or more registration statements on appropriate forms with respect to the shares of Frontier Common Stock subject to such ALC Stock Options and, to the extent required by the respective Warrant Agreements, with respect to the shares of Frontier Common Stock subject to such ALC Warrants, and shall use its best efforts to maintain the effectiveness of such registration statement or registration statements for so long as such options or warrants, as applicable, remain outstanding.

    5.11 Brokers or Finders. Except as disclosed to the other party prior to the date hereof, each of Frontier and ALC represents, as to itself, its subsidiaries and its affiliates, that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, except Salomon Brothers Inc, whose fees and expenses will be paid by ALC in accordance with ALC's agreement with such firm (a copy of which has been delivered by ALC to Frontier prior to the date of this Agreement), and Lazard Freres & Co., whose fees and expenses will be paid by Frontier in accordance with Frontier's agreement with such firm (a copy of which has been delivered by Frontier to ALC prior to the date of this Agreement), and each party agrees to indemnify the other party and hold the other party harmless from and against any and all claims, liabilities or obligations with respect to any other fees, commissions or expenses asserted by any person on the basis of any act or statement alleged to have been made by such first party or its affiliate.

    5.12 Governance. (a) Frontier's Board of Directors shall take action to cause John M. Zrno, William H. Oberlin, Richard J. Uhl and Michael E. Faherty to be elected to Frontier's Board of Directors as of the Effective Time or as soon thereafter as practical. Frontier's Board of Directors shall amend Frontier's By-laws to increase the size of the Frontier Board of Directors to the extent necessary to comply with this Section. Frontier's Board of Directors shall also take action to cause the persons set forth on Exhibit 5.12 to be elected to the offices specified in such Exhibit effective as of the Effective Time.

    (b) ALC shall use its reasonable best efforts to obtain the resignation of each director of ALC effective as of the Effective Time.

    5.13 Indemnification; Directors' and Officers' Insurance. (a) From and after the Effective Time, Frontier shall, or shall cause the Surviving Corporation to, indemnify, defend and hold harmless each person who is now, or has been at any time prior to the date hereof or who becomes prior to the Effective Time, an officer, director or employee of ALC or any of its subsidiaries (the "Indemnified Parties") against (i) all losses, claims, damages, costs, expenses, liabilities or judgments or amounts that are paid in settlement with the approval of Frontier (which approval shall not be unreasonably withheld) of or in connection with any claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of the fact that such person is or was a director, officer or employee of ALC or any subsidiary of ALC, whether pertaining to any matter existing or occurring at or prior to the

Effective Time and whether asserted or claimed prior to, or at or after, the Effective Time ("Indemnified Liabilities") and (ii) all Indemnified Liabilities based in whole or in part on, or arising in whole or in part out of, or pertaining to this Agreement or the transactions contemplated hereby, in each case to the full extent ALC would have been permitted under Delaware law and its Certificate of Incorporation and By-laws to indemnify such person, consistent with applicable law (and Frontier shall pay expenses (including attorneys' fees) in advance of the final disposition of any such action or proceeding to each Indemnified Party to the full extent permitted by law upon receipt of any undertaking required by applicable law). Without limiting the foregoing, in the event any such claim, action, suit, proceeding or investigation is brought against any Indemnified Party (whether arising before or after the Effective
Time), (i) any counsel retained by the Indemnified Parties for any period after the Effective Time shall be reasonably satisfactory to Frontier and (ii) after the Effective Time, Frontier will use all reasonable efforts to assist in the vigorous defense of any such matter, provided that Frontier shall not be liable for any settlement of any claim effected without its written consent, which consent, however, shall not be unreasonably withheld. Any Indemnified Party wishing to claim indemnification under this Section 5.13, upon learning of any such claim, action, suit, proceeding or investigation, shall notify Frontier (but the failure so to notify Frontier shall not relieve it from any liability which it may have under this Section 5.13 except to the extent such failure materially prejudices Frontier), and shall deliver to Frontier any undertaking required by applicable law. The Indemnified Parties as a group may retain only one law firm to represent them with respect to each such matter unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more Indemnified Parties.

    (b) For a period of seven years after the Effective Time, Frontier shall cause to be maintained in effect the current policies of directors' and officers' liability insurance maintained by ALC (provided that Frontier may substitute therefor policies of at least the same coverage and amounts containing terms and conditions which are no less advantageous) with respect to claims arising from facts or events which occurred before the Effective Time; provided, however, that Frontier shall not be obligated to make annual premium payments for such insurance to the extent such premiums exceed 200% of the premiums paid as of the date hereof by ALC for such insurance. Notwithstanding anything to the contrary contained elsewhere herein, Frontier's agreement set forth above shall be limited to cover claims only to the extent that those claims are not covered under ALC's directors' and officers' insurance policies (or any substitute policies permitted by this Section 5.13(b)).

    (c) The provisions of this Section 5.13 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, and his or her heirs and representatives.

    5.14 Elimination of Certain Restrictions. The parties shall make all reasonable efforts to eliminate the application, after the Effective Time, of certain restrictive covenants contained in the Indenture dated as of May 15, 1993 among Allnet Communication Services, Inc., ALC and Star Bank, National Association, as Trustee, relating to ALC's 9% Senior Subordinated Notes due May 15, 2003, by such means, including without limitation, consent, amendment or defeasance, as may be mutually agreeable.

    5.15 Financial Reporting. If the Effective Time shall have occurred in either the first or last month of a fiscal quarter of Frontier, Frontier shall seek to accelerate the release of 30 days of combined earnings of Frontier and the Surviving Corporation to the fullest extent reasonably practicable, taking into account the best interests of Frontier.

    5.16 Additional Agreements. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of either Sub or ALC, the proper officers and directors of each party to this Agreement shall take all such necessary action.

                                   ARTICLE VI

                              CONDITIONS PRECEDENT

    6.1 Conditions to Each Party's Obligation To Effect the Merger. The respective obligation of each party to effect the Merger shall be subject to the satisfaction prior to the Closing Date of the following conditions:

        (a) Stockholder Approval. This Agreement shall have been approved and adopted by the affirmative vote of the holders of a majority of the outstanding shares of ALC Common Stock entitled to vote thereon, and the Frontier Vote Matter shall have been approved by a majority of the votes cast thereon by the holders of shares of Frontier Common Stock, provided that the total votes cast by such holders shall represent a majority of the outstanding shares of Frontier Common Stock entitled to vote thereon.

        (b) NYSE Listing. The shares of Frontier Common Stock issuable to ALC stockholders pursuant to this Agreement and such other shares required to be reserved for issuance in connection with the Merger shall have been authorized for listing on the NYSE upon official notice of issuance.

        (c) Other Approvals. Other than the filing contemplated by Section 1.3, all authorizations, consents, orders or approvals of, or declarations or filings with, and all expirations of waiting periods imposed by, any Governmental Entity (all the foregoing, "Consents") which are necessary for the consummation of the Merger, other than immaterial Consents the failure to obtain which would have no material adverse effect on the consummation of the Merger or on Frontier and its subsidiaries (after giving effect to the Merger), taken as a whole, shall have been filed, occurred or been obtained (all such permits, approvals, filings and consents and the lapse of all such waiting periods being referred to as the "Requisite Regulatory Approvals") and all such Requisite Regulatory Approvals shall be in full force and effect. Frontier shall have received all state securities or blue sky permits and other authorizations necessary to issue the Frontier Common Stock in exchange for ALC Common Stock and to consummate the Merger.

        (d) S-4. The S-4 shall have become effective under the Securities Act and shall not be the subject of any stop order or proceedings seeking a stop order.

        (e) No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the Merger shall be in effect, nor shall any proceeding by any Governmental Entity seeking any of the foregoing be pending. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger, which makes the consummation of the Merger illegal.

        (f) Pooling. Frontier and ALC shall have received letters from Price Waterhouse and from Ernst & Young to the effect that the Merger qualifies for "pooling of interests" accounting treatment if consummated in accordance with this Agreement.

        (g) Burdensome Condition. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger, by any federal or state Governmental Entity which, in connection with the grant of a Requisite Regulatory Approval, imposes any condition or restriction upon Frontier or its subsidiaries (after giving effect to the Merger) which would so materially adversely impact the economic or business benefits of the transactions contemplated by this Agreement as to render inadvisable the consummation of the

    Merger, provided that the parties shall have contested in good faith the imposition of any such condition or restriction.

    6.2 Conditions to Obligations of Frontier and Sub. The obligations of Frontier and Sub to effect the Merger are subject to the satisfaction of the following conditions unless waived by Frontier and Sub:

        (a) Representations and Warranties. The representations and warranties of ALC set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement, and Frontier shall have received a certificate signed on behalf of ALC by the President and Chief Executive Officer of ALC or the Executive Vice President and Chief Operating Officer of ALC, and by the Executive Vice President and Chief Financial Officer of ALC to such effect.

        (b) Performance of Obligations of ALC. ALC shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and Frontier shall have received a certificate signed on behalf of ALC by the President and Chief Executive Officer of ALC or the Executive Vice President and Chief Operating Officer of ALC, and by the Executive Vice President and Chief Financial Officer of ALC to such effect.

        (c) Consents Under Agreements. ALC shall have obtained the consent or approval of each person (other than the Governmental Entities referred to in Section 6.1(c)) whose consent or approval shall be required, and filed or delivered all certificates or other documents required (other than filings with or deliveries to the Governmental Entities referred to in Section 6.1(c)), in order to permit the succession by the Surviving Corporation pursuant to the Merger to any obligation, right or interest of ALC or any subsidiary of ALC under any loan or credit agreement, note, mortgage, indenture, lease, license or other agreement or instrument, except those for which failure to obtain such consents and approvals, or to make such filings or deliveries, would not, in the reasonable opinion of Frontier, individually or in the aggregate, have a material adverse effect on Frontier and its subsidiaries (after giving effect to the Merger), taken as a whole, or upon the consummation of the transactions contemplated hereby.

        (d) Tax Opinion. Frontier shall have received the opinion of Simpson Thacher & Bartlett, counsel to Frontier, dated on or about the date that is two business days prior to the date the Proxy Statement is first mailed to stockholders of Frontier and ALC, to the effect that the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code, and that Frontier, Sub and ALC will each be a party to that reorganization within the meaning of Section 368(b) of the Code, which opinion shall not have been withdrawn or modified in any material respect.

        (e) Burdensome Condition. Prior to the Effective Time, there shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger, by any Governmental Entity which, in connection with the grant of a Requisite Regulatory Approval, imposes any requirement upon Frontier or its subsidiaries (after giving effect to the Merger) to dispose of any asset which would be deemed to constitute a significant amount of assets to Frontier under Instruction 4 of Item 2 of Form 8-K, provided that Frontier shall have contested in good faith the imposition of any such requirement.

        (f) Employment Agreements. Each of the Employment Agreements shall be in full force and effect, and each of the employees of ALC who is a party to an Employment Agreement shall have performed in all material respects all obligations required to be performed by such employee under his or her respective Employment Agreement.

        (g) Opinion of Financial Advisor. Lazard Freres & Co. shall not have withdrawn its opinion referred to in Section 3.2(v).

    6.3 Conditions to Obligations of ALC. The obligation of ALC to effect the Merger is subject to the satisfaction of the following conditions unless waived by ALC:

        (a) Representations and Warranties. The representations and warranties of Frontier and Sub set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement, and ALC shall have received a certificate signed on behalf of Frontier by the Chairman, President and Chief Executive Officer of Frontier or a Corporate Vice President of Frontier, and by the Corporate Vice President-Finance of Frontier to such effect.

        (b) Performance of Obligations of Frontier and Sub. Frontier and Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date, and ALC shall have received a certificate signed on behalf of Frontier by the Chairman, President and Chief Executive Officer of Frontier or a Corporate Vice President of Frontier, and by the Corporate Vice President-Finance of Frontier to such effect.

        (c) Consents Under Agreements. Frontier shall have obtained the consent or approval of each person (other than the Governmental Entities referred to in Section 6.1(c)) whose consent or approval shall be required, and filed or delivered all certificates or other documents required (other than filings with or deliveries to the Governmental Entities referred to in Section 6.1(c)), in connection with the transactions contemplated hereby under any loan or credit agreement, note, mortgage, indenture, lease, license or other agreement or instrument, except those for which failure to obtain such consents and approvals, or to make such filings or deliveries, would not, in the reasonable opinion of ALC, individually or in the aggregate, have a material adverse effect on Frontier and its subsidiaries (after giving effect to the Merger), taken as a whole, or upon the consummation of the transactions contemplated hereby.

        (d) Tax Opinion. ALC shall have received the opinion of Debevoise & Plimpton, counsel to ALC dated on or about the date that is two business days prior to the date the Proxy Statement is first mailed to stockholders of Frontier and ALC, to the effect that the Merger will be treated for federal income tax purposes as a reorganization within the meaning of
    Section 368(a) of the Code, and that Frontier, Sub and ALC will each be a party to that reorganization within the meaning of Section 368(b) of the Code, which opinion shall not have been withdrawn or modified in any material respect.

        (e) Burdensome Condition. Prior to the Effective Time, there shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger, by any Governmental Entity which, in connection with the grant of a Requisite Regulatory Approval, imposes any requirement upon ALC or its subsidiaries to dispose of any asset which would be deemed to constitute a significant amount of assets to Frontier (after giving effect to the Merger) under Instruction 4 of Item 2 of Form 8-K, provided that ALC shall have contested in good faith the imposition of any such requirement.

        (f) Opinion of Financial Advisor. Salomon Brothers Inc shall not have withdrawn its opinion referred to in Section 3.1(v).

                                  ARTICLE VII

                           TERMINATION AND AMENDMENT

    7.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the matters presented in connection with the Merger by the stockholders of ALC or Frontier:

        (a) by mutual consent of Frontier and ALC in a written instrument;

        (b) by Frontier, upon a wilful breach of any material representation, warranty, covenant or agreement on the part of ALC set forth in this Agreement, or if any such representation or warranty of ALC shall have become untrue, in each case such that the conditions set forth in Section 6.2(a) or Section 6.2(b), as the case may be, would be incapable of being satisfied (following notice and a reasonable opportunity to cure) by December 31, 1995;

        (c) by ALC, upon a wilful breach of any material representation, warranty, covenant or agreement on the part of Frontier set forth in this Agreement, or if any such representation or warranty of Frontier shall have become untrue, in each case such that the conditions set forth in Section 6.3(a) or Section 6.3(b), as the case may be, would be incapable of being satisfied (following notice and a reasonable opportunity to cure) by December 31, 1995;

        (d) by either Frontier or ALC, if any permanent injunction or action by any Governmental Entity preventing the consummation of the Merger shall have become final and nonappealable; provided that such right of termination shall not be available to any party if such party shall have failed to make reasonable efforts to contest the imposition of such injunction or action and such failure materially contributed to such imposition;

        (e) by either Frontier or ALC, if the Merger shall not have been consummated on or prior to December 31, 1995;

        (f) by either Frontier or ALC, if any approval of the stockholders of ALC or of Frontier required for the consummation of the Merger shall not have been obtained by reason of the failure to obtain the required vote at a duly held meeting of stockholders or at any adjournment thereof;

        (g) by Frontier, if (i) the Board of Directors of ALC shall have withdrawn, modified or changed its approval or recommendation of this Agreement or the Merger in any manner which is adverse to Frontier or Sub or shall have resolved to do the foregoing; or (ii) the Board of Directors of ALC shall have approved or have recommended to the stockholders of ALC a Competing Transaction or shall have resolved to do the foregoing; or (iii) a tender offer or exchange offer for 20% or more of the outstanding shares of ALC Common Stock is commenced (other than by Frontier or any of its subsidiaries or affiliates), and the Board of Directors of ALC recommends that the stockholders of ALC tender their shares in such tender or exchange offer or otherwise fails to recommend that such stockholders reject such tender offer or exchange offer within ten business days of the commencement thereof; or (iv) any person (including ALC or any of its subsidiaries or affiliates) or group (other than Frontier or any of its subsidiaries or affiliates) shall have acquired beneficial ownership of 20% or more of the outstanding shares of ALC Common Stock;

        (h) by ALC, if the Board of Directors of ALC (i) shall fail to make or shall withdraw or modify its recommendation of this Agreement or the Merger if there shall exist at such time a tender offer or exchange offer or a written, bona fide proposal by a third party to acquire ALC pursuant to a merger, consolidation, share exchange, business combination, tender or exchange offer or other similar transaction or (ii) recommends to ALC's stockholders approval or acceptance of any such transaction, in each case only if the Board of Directors of ALC, after consultation with and based upon the advice of independent legal counsel (who may be such party's regularly engaged independent legal counsel), determines in good faith that such action is required for the Board of Directors of ALC to comply with its fiduciary duties to stockholders under applicable law;

        (i) by ALC, if (i) the Board of Directors of Frontier shall have withdrawn, modified or changed its recommendation of the Frontier Vote Matter in any manner which is adverse to ALC or shall have resolved to do the foregoing; or (ii) the Board of Directors of Frontier shall have approved or recommended to the stockholders of Frontier a Competing Transaction or shall have resolved to do the foregoing; or (iii) a tender offer or exchange offer for 20% or more of the outstanding shares of Frontier Common Stock is commenced, and the Board of Directors of Frontier recommends that the stockholders of Frontier tender their shares in such tender or exchange offer or otherwise fails to recommend that such stockholders reject such tender offer or exchange offer within ten business days of the commencement thereof; or (iv) any person (including Frontier or any of its subsidiaries or affiliates) or group (other than ALC or any of its subsidiaries or affiliates) shall have acquired beneficial ownership of 20% or more of the outstanding share of Frontier Common Stock; and

        (j) by Frontier, if the Board of Directors of Frontier (i) shall fail to make or shall withdraw or modify its recommendation of the Frontier Vote Matter if there shall exist at such time a tender offer or exchange offer or a written, bona fide proposal by a third party to acquire Frontier pursuant to a merger, consolidation, share exchange, business combination, tender or exchange offer or other similar transaction or (ii) recommends to Frontier's stockholders approval or acceptance of any of the foregoing, in each case only if the Board of Directors of Frontier, after consultation with and based upon the advice of independent legal counsel (who may be such party's regularly engaged independent legal counsel), determines in good faith that such action is required for the Board of Directors of Frontier to comply with its fiduciary duties to stockholders under applicable law. The right of any party hereto to terminate this Agreement pursuant to this Section 7.1 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any party hereto, any person controlling any such party or any of their respective officers or directors, whether prior to or after the execution of this Agreement.

    7.2 Effect of Termination. In the event of termination of this Agreement by either ALC or Frontier as provided in Section 7.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Frontier, Sub or ALC or their respective officers or directors except (i) with respect to the penultimate sentence of Section 5.4, and Sections 5.11 and
7.3 and (ii) with respect to any liabilities or damages incurred or suffered by a party as a result of the wilful breach by the other party of any of its representations, warranties, covenants or agreements set forth in this Agreement except as provided in Section 8.8; provided that, if this Agreement shall be terminated under circumstances that would require a payment to be made pursuant to Section 7.3(b) or Section 7.3(c) contemporaneously with such termination, then such termination by any party required to make such payment shall not be effective until such payment shall have been made pursuant to Section 7.3(f).

    7.3 Fees, Expenses and Other Payments. (a) Except as otherwise provided in this Section 7.3, whether or not the Merger is consummated, all out-of-pocket costs and expenses actually incurred in connection with this Agreement and the transactions contemplated hereby (including, without limitation, fees and disbursements of counsel, financial advisors and accountants) shall be borne solely and entirely by the party which has incurred such costs and expenses (with respect to such party, its "Expenses"), except that expenses related to printing, filing and mailing the Proxy Statement and the S-4 shall be shared equally by Frontier and ALC.

        (b) ALC agrees that if this Agreement shall be terminated pursuant to:

           (i) Section 7.1(b) and (x) such termination is the result of wilful breach of any material covenant, agreement, representation or warranty contained herein and (y) at any time during the period commencing on the date hereof and ending twelve umonths after the date of termination of this Agreement, a Business Combination (as defined in Section 7.3(g) below) involving ALC shall have occurred or ALC shall have entered into a definitive agreement providing for such a Business Combination;

           (ii) Section 7.1(e) and (x) there shall exist a Competing Transaction with respect to ALC, (y) at any time during the period commencing on the date hereof and ending twelve months after the date of termination of this Agreement, a Business Combination involving ALC that is at least as favorable to ALC and its stockholders from a financial point of view as such Competing Transaction shall have occurred or ALC shall have entered into a definitive agreement providing for such a Business Combination and
       (z) if such termination is by Frontier, Frontier shall have offered to extend the date set forth in Section 7.1(e) until at least March 31, 1996;

           (iii) Section 7.1(f) because the Agreement and the Merger shall fail to receive the requisite vote for approval and adoption by the stockholders of ALC at a meeting of stockholders of ALC called to vote thereon and at the time of such meeting there shall exist a Competing Transaction with respect to ALC;

           (iv) Section 7.1(g)(i) and at the time of the withdrawal, modification or change (or resolution to do so) of its recommendation by the Board of Directors of ALC, there shall exist a Competing Transaction with respect to ALC; or

           (v) Sections 7.1(g)(ii), (iii) or (iv), or Section 7.1(h); then ALC shall pay to Frontier an amount equal to $45,000,000, plus all of Frontier's Expenses, not to exceed $5,000,000.

        (c) Frontier agrees that if this Agreement shall be terminated pursuant to:

           (i) Section 7.1(c) and (x) such termination is the result of wilful breach of any material covenant, agreement, representation or warranty contained herein and (y) at any time during the period commencing on the date hereof and ending twelve months after the date of termination of this Agreement, a Business Combination involving Frontier shall have occurred or Frontier shall have entered into a definitive agreement providing for such a Business Combination;

           (ii) Section 7.1(e) and (x) there shall exist a Competing Transaction with respect to Frontier, (y) at any time during the period commencing on the date hereof and ending twelve months after the date of termination of this Agreement, a Business Combination involving Frontier that is at least as favorable to Frontier and its stockholders from a financial point of view as such Competing Transaction shall have occurred or Frontier shall have entered into a definitive agreement providing for such a Business Combination and (z) if such termination is by ALC, ALC shall have offered to extend the date set forth in Section 7.1(e) until at least March 31, 1996;

           (iii) Section 7.1(f) because the Frontier Vote Matter shall fail to receive the requisite vote for approval by the stockholders of Frontier at the meeting of the stockholders of Frontier called to vote thereon and at the time of such meeting there shall exist a Competing Transaction with respect to Frontier;

           (iv) Section 7.1(i)(i) and at the time of the withdrawal, modification or change (or resolution to do so) of its recommendation by the Board of Directors of Frontier, there shall exist a Competing Transaction with respect to Frontier; or

           (v) Sections 7.1(i)(ii), (iii) or (iv), or Section 7.1(j); then Frontier shall pay to ALC an amount equal to $45,000,000, plus all of ALC's Expenses, not to exceed $5,000,000.

        (d) ALC agrees that if this Agreement shall be terminated pursuant to
    Section 7.1(f) because the Agreement and the Merger shall fail to receive the requisite vote for approval and adoption by the stockholders of ALC at a meeting of stockholders of ALC called to vote thereon, or pursuant to
    Section 7.1(b) or Section 7.1(g)(i), then, in any such event, ALC shall pay to Frontier an amount equal to Frontier's Expenses, not to exceed $5,000,000, provided that ALC shall not be obligated to make any payment pursuant to this Section 7.3(d) if ALC shall be obligated to make a payment to Frontier pursuant to Section 7.3(b).

        (e) Frontier agrees that if this Agreement shall be terminated pursuant to Section 7.1(f) because the Frontier Vote Matter shall fail to receive the requisite vote for approval by the stockholders of Frontier at a meeting of stockholders of Frontier called to vote thereon, or pursuant to Section 7.1(c) or Section 7.1(i)(i), then, in any such event, Frontier shall pay to ALC an amount equal to ALC's Expenses, not to exceed $5,000,000, provided that Frontier shall not be obligated to make any payment pursuant to this
    Section 7.3(e) if Frontier shall be obligated to make a payment to ALC pursuant to Section 7.3(c).

        (f) Any payment required to be made pursuant to Section 7.3(b) through
    Section 7.3(e), inclusive, shall be made contemporaneously with the termination of this Agreement and shall be made by wire transfer of immediately available funds to an account designated by the recipient of such payment, and termination by any party required to make such payment contemporaneously therewith shall not be effective until such payment shall have been made pursuant hereto, except that any payment to be made as the result of an event described in Section 7.3(b)(i) or Section 7.3(c)(i) shall be made as promptly as practicable but not later than five business days after the occurrence of the Business Combination or the execution of the definitive agreement providing for a Business Combination. Any payment made pursuant to Sections 7.3(b) through 7.3(e), inclusive, shall not preclude the recipient of such payment from seeking monetary damages from the other party as described in clause (ii) of Section 7.2.

        (g) For purposes of this Section 7.3, the term "Business Combination" shall mean any of the following involving a party hereto: (i) any merger, consolidation, share exchange, business combination or similar transaction;
    (ii) any sale, lease, exchange, transfer or other disposition of 20% or more of the assets of such party and its subsidiaries, taken as a whole, in a single transaction or series of transactions; or (iii) the acquisition by a person or any group of beneficial ownership of 20% or more of the capital stock of such party whether by tender offer or exchange offer or otherwise.

        (h) If the Merger is consummated, ALC agrees to pay, or cause to be paid, any and all property or transfer taxes imposed on ALC or its subsidiaries and any real property transfer or gains taxes imposed on any holder of shares of ALC Common Stock resulting from the Merger.

    7.4 Amendment. This Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with the Merger by the stockholders of ALC or of Frontier, but, after any such approval, no amendment shall be made which by law requires further approval by such stockholders without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

    7.5 Extension; Waiver. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Board of Directors, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

    8.1 Nonsurvival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for the agreements contained in Sections 2.1, 2.2, 4.1(l), 5.9 through 5.16, 7.3, the last sentence of Section 7.4 and Article VIII, and the agreements of the "affiliates" of ALC delivered pursuant to Section 5.7.

    8.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (with confirmation) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

       (a) if to Frontier or Sub, to
           Louis L. Massaro
           Corporate Vice President-Treasurer
           Frontier Corporation
           180 South Clinton Avenue
           Rochester, New York 14646
           Telecopy No. (716) 546-7823

        with copies to

           Martin T. McCue, Esq.
           Frontier Corporation
           180 South Clinton Avenue
           Rochester, New York 14646
           Telecopy No. (716) 546-7823

           Helen A. Zamboni, Esq.
           Frontier Corporation
           180 South Clinton Avenue
           Rochester, New York 14646
           Telecopy No. (716) 546-7823

           Richard I. Beattie, Esq.
           Simpson Thacher & Bartlett
           425 Lexington Avenue
           New York, New York 10017
           Telecopy No. (212) 455-2502
       and

       (b) if to ALC, to
           Marvin C. Moses
           Executive Vice President and Chief Financial Officer
           ALC Communications Corporation
           30300 Telegraph Road
           Bingham Farms, Michigan 48025
           Telecopy No.

        with copies to

           Connie R. Gale, Esq.
           ALC Communications Corporation
           30300 Telegraph Road
           Bingham Farms, Michigan 48025
           Telecopy No.

           Christopher Smeall, Esq.
           Debevoise & Plimpton
           875 Third Avenue
           New York, New York 10022
           Telecopy No. (212) 909-6386

    8.3 Certain Definitions. For purposes of this Agreement:

        (a) an "affiliate" of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person;

        (b) "beneficially own" or "beneficial ownership" with respect to any securities, means having "beneficial ownership" of such securities in accordance with the provisions of Rule 13d-3 under the Exchange Act. Without duplicative counting of the same securities by the same holder, securities beneficially owned by a person include securities beneficially owned by all other persons with whom such person would constitute a group.

        (c) "group" means two or more persons acting together for the purpose of acquiring, holding, voting or disposing of any securities, which persons would be required to file a Schedule 13D or Schedule 13G with the SEC as a "person" within the meaning of Section 13(d)(3) of the Exchange Act if such persons beneficially owned a sufficient amount of such securities to require such a filing under the Exchange Act.

        (d) "person" means an individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity; and

        (e) a "subsidiary" of any person means another person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first person.

    8.4 Interpretation. When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of or Exhibit to this Agreement or a Schedule delivered by a party in connection with its delivery of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or

"including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The phrase "made available" in this Agreement shall mean that the information referred to has been made available if requested by the party to whom such information is to be made available. The phrases "the date of this Agreement", "the date hereof" and terms of similar import, unless the context otherwise requires, shall be deemed to refer to April 9, 1995.

    8.5 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

    8.6 Entire Agreement; No Third Party Beneficiaries; Rights of
Ownership. This Agreement (including the documents and the instruments referred to herein) (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, provided that the Confidentiality Agreement shall survive the execution and delivery of this Agreement and (b) except as provided in Section 5.13, is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder. The parties hereby acknowledge that, except as hereinafter agreed to in writing, no party shall have the right to acquire or shall be deemed to have acquired shares of common stock of the other party pursuant to the Merger until consummation thereof.

    8.7 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York, except to the extent Delaware law shall govern the Merger, without regard to any applicable conflicts of law.

    8.8 Severability; Limitations on Remedies. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or a federal or state regulatory agency to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Each party agrees that, should any such court or agency make such a holding, or should any such court or agency order any party to take any action inconsistent herewith or not to take any action required herein, the other party shall not be entitled to specific performance of such provision or part hereof or to any other remedy, including but not limited to money damages, for breach hereof or of any other provision of this Agreement or part hereof as a result of such holding or order. This provision is not intended to render null or unenforceable any obligation hereunder that would blid and enforceable if this provision were not in this Agreement.

    8.9 Publicity. Except as otherwise required by law or the rules of the NYSE or the AMEX, so long as this Agreement is in effect, neither ALC nor Frontier shall, or shall permit any of its subsidiaries to, issue or cause the publication of any press release or other public announcement with respect to the transactions contemplated by this Agreement without the consent of the other party, which consent shall not be unreasonably withheld.

    8.10 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

    IN WITNESS WHEREOF, Frontier, Sub and ALC have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of April 9, 1995.

                                          FRONTIER CORPORATION
                                          By   /s/ RONALD L. BITTNER
                                             ...................................
                                             Name: Ronald L. Bittner
                                             Title: Chairman, President &
                                                    Chief Executive Officer

Attest:

   /s/ JOSEPHINE S. TRUBEK
 .....................................

Name: Josephine S. Trubek
Title: Corporate Secretary

                                          FRONTIER SUBSIDIARY ONE, INC.

                                          By   /s/ RONALD L. BITTNER
                                             ...................................
                                             Name: Ronald L. Bittner
                                             Title: President

Attest:

    /s/ JOSEPHINE S. TRUBEK
 .....................................
Name: Josephine S. Trubek
Title: Secretary

                                          ALC COMMUNICATIONS CORPORATION
                                          By   /s/ JOHN M. ZRNO
                                             ...................................
                                             Name: John M. Zrno
                                             Title: President and Chief
                                                    Executive Officer

Attest:

    /s/ CONNIE R. GALE
 .....................................
Name: Connie R. Gale
Title: Vice President, General Counsel
       and Secretary

                                                                        ANNEX II

                                                                SALOMON BROTHERS

April 9, 1995

Board of Directors
ALC Communications Corporation
30300 Telegraph Road
Bingham Farms, MI 48025-4510

Members of the Board:

    You have requested our opinion as investment bankers as to the fairness, from a financial point of view, to the holders of the outstanding shares of Common Stock, par value $0.01 per share (the "Company Common Stock"), of ALC Communications Corporation (the "Company"), of the exchange ratio (the "Exchange Ratio") of 2.0 shares of Common Stock, par value $1.00 per share ("Frontier Common Stock"), of Frontier Corporation ("Frontier") for each share of Company Common Stock, pursuant to the proposed Agreement and Plan of Merger dated as of April 9, 1995 by and among Frontier, Frontier Subsidiary One, Inc., a wholly owned subsidiary of Frontier ("Sub") and the Company (the "Agreement"). The Agreement provides for the merger (the "Merger") of Sub with and into the Company pursuant to which, among other things, the Company will become a wholly-owned subsidiary of Frontier and each outstanding share of Company Common Stock (other than shares owned by the Company or any subsidiary of the Company or Frontier or any subsidiary of Frontier) will be exchanged for shares of Frontier Common Stock at the Exchange Ratio except that cash will be paid in lieu of fractional shares).

    In arriving at our opinion, we have (i) reviewed the proposed Agreement (including the exhibits thereto), (ii) reviewed certain publicly available business, financial and trading information relating to each of the Company and Frontier, (iii) reviewed certain other information, including financial forecasts for each of the Company and Frontier, provided to us by the Company and Frontier, respectively and information regarding anticipated synergies provided to us by the Company and Frontier and (iv) discussed the past and current operations, financial condition and prospects of the Company and Frontier with their respective senior managements and discussed with both companies' senior managements the combined companies' prospects following the Merger. We have also considered such other information, studies, analyses, investigations and financial, economic, market and trading criteria as we deemed relevant.

    We have not assumed any obligations to verify any of the foregoing information and have relied on such information being complete and accurate in all material respects. With respect to the financial forecasts, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the Company's and Frontier's managements as to the future financial performance of the Company and Frontier, respectively, and we express no opinion with respect to such projections (or the assumptions on which they are based). We have not made an independent evaluation or appraisal of the assets of the Company or of Frontier, nor have we been furnished with any such appraisals. In addition, in rendering our opinion we have assumed that (i) the Merger will be accounted for as a pooling-of-interests transaction in accordance with generally accepted accounting principles, and
(ii) the Merger shall qualify as a reorganization under the provisions of
Section 368 of the Internal Revenue Code of 1986, as amended. Our opinion is necessarily based upon business, market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter. Our opinion relates solely to the fairness, from a financial point of view, of the Exchange Ratio and does not address the Company's underlying business decision to effect the Merger. Our opinion is delivered solely for your use and consideration and does not constitute a recommendation to any stockholder of the Company as to how to vote with respect to the approval of the Merger.

    We have acted as financial advisor to the Company in connection with the Merger and will receive a fee for our services, significant portions of which are payable upon the execution of the Agreement and upon consummation of the Merger. As you are aware, we have also previously rendered certain investment banking and financial advisory services to Frontier for which we have received customary compensation. In the ordinary course of our business, we actively trade the securities of each of the Company and of Frontier for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

    Based upon and subject to the foregoing, it is our opinion that the Exchange Ratio is fair, from a financial point of view, to the Stockholders of the Company.

                                          Very truly yours,



                                          Salomon Brothers Inc

                                                                       ANNEX III

LAZARD FRERES & CO.
One Rockefeller Plaza
New York, N.Y. 10020

- -------------------
Telephone (212) 632-6000
Facsimile (212) 632-6060

                                          April 9, 1995

The Board of Directors
Frontier Corporation
180 South Clinton Avenue
Rochester, NY 14646

Dear Members of the Board:

    We understand that Frontier Corporation (the "Company"), Frontier Subsidiary One, Inc., a wholly owned subsidiary of the Company ("Sub"), and ALC Communications Corporation ("ALC") have entered into an Agreement and Plan of Merger dated as of April 9, 1995 (the "Agreement"), pursuant to which, among other things, Sub shall be merged with and into ALC, with ALC becoming a wholly owned subsidiary of the Company (the "Merger"). Under the Agreement, upon consummation of the Merger, each share of Common Stock, par value $.01 per share (the "ALC Common Stock"), of ALC outstanding immediately prior to the effective time of the Merger (subject to certain exceptions), shall be converted into 2.00 shares of Common Stock, par value $1.00 per share (the "Company Common Stock"), of the Company (the "Exchange Ratio"). The terms and conditions of the Merger are more fully set forth in the Agreement. We understand that the Merger is intended to be accounted for as a pooling-of-interests in accordance with generally accepted accounting principles as described in Accounting Principles Board Opinion Number 16.

    You have requested our opinion as to the fairness, from a financial point of view, to the holders of the Company Common Stock of the Exchange Ratio.

    In connection with this opinion, we have:


       (i) analyzed certain historical business and financial information relating to the Company and ALC;

       (ii) reviewed certain financial forecasts and other data provided to us by the Company and ALC relating to their respective businesses;

       (iii) held discussions with members of the senior management of the Company and ALC with respect to the businesses of the Company and ALC, respectively, and the possible benefits which might be realized following the Merger;

       (iv) reviewed public information with respect to certain other companies in lines of businesses we believe to be comparable to the businesses of the Company and ALC;

       (v) reviewed the financial terms of certain recent business combinations involving companies in lines of businesses we believe to be comparable to those of the Company and ALC;

       (vi) reviewed the historical stock prices and trading volumes of the Company Common Stock and ALC Common Stock; and

       (vii) conducted such other financial studies, analyses and investigations as we deemed appropriate.


                                     III-1

    We have relied upon the accuracy and completeness of the financial and other information that have been reviewed by us, and have not assumed any responsibility for the independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of the Company or ALC, nor have we been provided with any such appraisals. With respect to the financial forecasts referred to above, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the respective managements of the Company and ALC as to the future financial performance of their businesses. We assume no responsibility for and express no view as to such forecasts or the assumptions on which they are based. Further, our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof.

    In rendering our opinion, we have assumed that the Merger will be consummated on the terms described in the Agreement, without any waiver of any terms or conditions by the Company, and that obtaining the necessary regulatory approvals for the Merger will not have a material adverse effect on the Company or the projected benefits of the Merger to the Company.

    Lazard Freres & Co. has acted as financial advisor to the Company in connection with this transaction and will receive a fee for our services, a substantial portion of which is contingent upon the closing of the transaction. Lazard Freres & Co. has in the past provided and is currently providing investment banking services to the Company, for which it has received customary fees.

    Our engagement and the opinion expressed herein are for the benefit of the Company's Board of Directors. It is understood that, except for inclusion in full in a proxy statement relating to the Merger, this letter may not be disclosed or otherwise referred to without our prior written consent, which will not unreasonably be withheld, except as may otherwise be required by law or by a court of competent jurisdiction.

    Based on and subject to the foregoing and such other factors as we deem relevant, we are of the opinion that, as of the date hereof, the Exchange Ratio is fair to the holders of the Company Common Stock from a financial point of view.

Very truly yours,



LAZARD FRERES & CO.

                                     III-2

[LOGO]


30300 TELEGRAPH ROAD, BINGHAM FARMS, MICHIGAN 48025

                                     PROXY
                        SPECIAL MEETING OF SHAREHOLDERS
                       OF ALC COMMUNICATIONS CORPORATION

   The undersigned hereby appoints each of Richard D. Irwin and Richard J. Uhl as Proxies, with power to appoint a substitute, and hereby authorizes either of them to represent and to vote as designated below all the shares of Common Stock held on record by the undersigned on July 10, 1995, at the Special Meeting of Shareholders to be held on August 16, 1995 or any adjournment thereof.

                  (Continued and to be signed on reverse side)

   This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ADOPTION OF THE MERGER AGREEMENT.

1. Adoption of Merger Agreement

   FOR    AGAINST    ABSTAIN
   / /      / /        / /


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                     PLEASE MARK, SIGN, DATE AND RETURN THE
                                     PROXY CARD PROMPTLY USING THE ENCLOSED
                                     ENVELOPE.
                                     Date:                                , 1995
                                          --------------------------------

                                     -------------------------------------------
                                     Signature

                                     -------------------------------------------
                                     Signature if held jointly

                                     Please sign exactly as name appears hereon.
                                     When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

(LOGO OF FRONTIER
CORPORATION)                                             PROXY FOR COMMON SHARES


   I authorize Ronald L. Bittner and/or Josephine S. Trubek, or their substitutes, to vote all shares of Frontier Corporation which I am entitled to vote at the Special Meeting of Shareowners on August 16, 1995 or at any adjournment thereof, as specified below:

   The Board of Directors recommends a vote FOR Proposal 1:


1. Approval of the issuance of shares      FOR       AGAINST       ABSTAIN
   of Common Stock necessary for           / /         / /           / /
   Frontier Corporation to meet its
   obligations under the Merger
   Agreement.

2. To act in their discretion upon such other matters which may properly come before the meeting, or which are incident to the conduct of the meeting, and which the Board of Directors does not know, at the time of this solicitation, will be presented at the meeting.

                  CONTINUED, and to be signed, on REVERSE SIDE

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE ISSUANCE OF SHARES OF COMMON STOCK.

/ / Yes, I plan to attend the Special Meeting.


Dated                        ,1995
     ------------------------                -----------------------------------

                                             -----------------------------------
                                              (Please sign exactly as name
                                                appears below)